As filed with the Securities and Exchange Commission on May 23, 1996
                                                      Registration No. 33-65816



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 7


                                       TO

                                    FORM S-11

                                  AND FORM S-3

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
          (Exact name of registrant as specified in governing charter)



        DELAWARE                                          13-3411414
State of Incorporation                       IRS Employer Identification Number


                                 245 Park Avenue
                            New York, New York 10167
                                 (212) 272-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                              ---------------------

                              William J. Montgoris
                             Treasurer and Secretary
                Bear Stearns Commercial Mortgage Securities Inc.
                                 245 Park Avenue
                            New York, New York 10167
                                 (212) 272-2000
                     (Name and address of agent for service)
                              ---------------------
                                    Copy to:
                                Richard L. Fried
                            Stroock & Stroock & Lavan
                              Seven Hanover Square
                            New York, New York 10004

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ X ]

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                              Proposed               Proposed
                                                              maximum                maximum
                                                              offering               aggregate                  Amount of
Title of Securities                Amount being               price                  offering                   registration
being registered                   registered                 per Unit(1)            price(1)                   fee
- ----------------------------------------------------------------------------------------------------------------------------------

Mortgage
Pass-Through                       $1,000,000,000             100%                   $1,000,000,000             $344,795.50(2)
===================================================================================================================================



     (1) Estimated solely for purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.


     (2) $200,112.50 of which was paid previously. The additional registration fee of $144,683 is being paid concurrently herewith.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

ITEM AND CAPTION IN FORM S-3                      LOCATION IN PROSPECTUS               PROSPECTUS SUPPLEMENT

1.   Forepart of Registration                 Forepart of Registration               Outside Front Cover Page
     Statement and Outside                      Statement and Outside
     Front Cover Page of                        Front Cover Page
     Prospectus....................

2.   Inside Front and Outside                 Inside Front Cover Page,               Inside Front Cover Page,
     Back Cover Pages of                        Outside Back Cover Page                Outside Back Cover Page
     Prospectus....................

3.   Summary Information, Risk                *                                      Summary of Terms,
     Factors and Ratio of Earnings                                                     Risk Factors
     to Fixed Charges..............

4.   Use of Proceeds...............           Use of Proceeds                          Use of Proceeds

5.   Determination of Offering                *                                        *
     Price.........................

6.   Dilution......................           *                                        *

7.   Selling Security                         *                                        *
     Holders.......................

8.   Plan of Distribution..........           Method of Distribution                   Plan of Distribution

9.  Description of Securities                 Outside Front Cover Page;                Outside Front Cover Page;
     to be Registered..............             Description of the Certifi-              The Trust Fund; Description
                                                cates; The Trust Fund;                   of the Certificates; Yield,
                                                Certain Legal Aspects of                 Prepayment and Maturity
                                                the Mortgage Loan; and                   Considerations; Certain
                                                Leases; Certain Federal                  Federal Income Tax Con-
                                                Income Tax Consequences                  sequences; Certificate
                                                                                         Ratings

10.  Interests of Named Experts              *                                           *
     and Counsel...................

11.  Material Changes..............           *                                          *

12.  Incorporation of Certain                 Incorporation of Certain                   *
     Information by Reference                 Documents by Reference

13.  Disclosure of Commission                 *                                          *
     Position on Indemnification
     for Securities Act
     Liabilities...................


- --------------------

*  Answer negative or Item inapplicable.

PROSPECTUS SUPPLEMENT *
(TO PROSPECTUS DATED ____________, 199_)

                                  $------------
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

                                    DEPOSITOR

                                       [ ]

                                 Master Servicer

                                       [ ]

                                Special Servicer

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199_-_

     The Mortgage Pass-Through Certificates, Series 199_-_ (collectively, the "Certificates"), consist of all Classes identified in the chart below [(the "Offered Certificates") as well as certain additional Classes of Certificates, as more fully described herein, that are not being offered for sale hereunder]. The original principal amount of one or more Classes of Certificates may be increased or decreased by up to [ ]% prior to their issuance, depending on the Mortgage Loans actually delivered to the Trustee named herein and to obtain the required ratings on the Certificates. It is a condition to their issuance that each Class of Certificates receive the respective ratings (set forth under "Summary of Terms--Ratings" of each of [ ] and [ ]. (See "Rating" herein).

     The Certificates will represent, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of adjustable or fixed rate, amortizing or balloon payment, recourse or non-recourse, newly originated or seasoned mortgage loans secured by first liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential [rental] properties, [cooperatively owned multifamily properties] [consisting of five or more dwelling units], and mixed residential/commercial properties (the "Mortgage Loans"). The Mortgage Pool will also include [participation interests in such types of Mortgage Loans,] [installment contracts for the sale of, and] Mortgage Loans secured by junior liens (where the first lien may or may not also be included in the Mortgage Pool) on, such types of properties [and mortgage pass-through certificates. [The Trust Fund will also consist of [a reserve fund] [insurance policies on the Mortgage Loans] [a letter of credit] [certificate guarantee insurance] [other enhancement device] as set forth in "The Trust Fund."] [The Class A-3A, Class A-3B and Class A-4 Certificates do not represent a beneficial ownership interest in any Mortgage Loans other than certain multifamily loans included in the Trust Fund.] The Mortgage Loans were originated by various Sellers (as defined herein) and subsequently purchased by BSCMSI.
(cover continued on next page)


     THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BSCMSI, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, OR ANY OF THEIR RESPECTIVE AFFILIATES. [EXCEPT AS PROVIDED HEREIN,] NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL ENTITY, BSCMSI, THE MASTER SERVICER, THE SPECIAL SERVICER, OR ANY OF THEIR AFFILIATES, OR ANY OTHER PERSON. DISTRIBUTIONS ON THE CERTIFICATES WILL BE PAYABLE SOLELY FROM THE ASSETS TRANSFERRED OR PLEDGED TO THE TRUST FUND FOR THE BENEFIT OF CERTIFICATEHOLDERS.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


$__________     ____%     Class A-1A Certificates
$__________     ____%     Class A-1B Certificates
$__________     ____%     Class A-1R Certificates
$__________      (1)      Class A-2  Certificates
$__________     ____%     Class A-3A Certificates
$__________     ____%     Class A-3B Certificates
$__________      (2)      Class A-4  Certificates
$__________     ____%     Class B    Certificates
$__________     ____%     Class C    Certificates


(1) The Class A-2 Certificates will bear interest at a rate of __% per annum during their first [ ] Interest Accrual Periods (as defined herein). During each Interest Accrual period thereafter, the Class A-2 Certificates will bear interest, subject to a maximum rate of __% per annum [and a minimum rate of __% per annum], at a rate per annum equal to __% in excess of the London interbank offered rate for one- month U.S. dollar deposits ("LIBOR"), as more fully described herein.

(2) The Class A-4 Certificates will bear interest at a rate of __% per annum during their first [ ] Interest Accrual Periods. During each Interest Accrual Period thereafter, the Class A-4 Certificates will bear interest, subject to a maximum rate of __% per annum [and a minimum rate of __% per annum], at a rate per annum equal to __% in excess of LIBOR, as more fully described herein.

     SEE "RISK FACTORS" ON PAGE S-__ FOR A DISCUSSION OF CERTAIN MATERIAL FACTORS WHICH SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE [OFFERED] CERTIFICATES.

     The [Offered] Certificates will be purchased by Bear, Stearns & Co. Inc. (the "Underwriter") from BSCMSI and will be offered by the Underwriter from time to time in negotiated transactions at varying prices to be determined at the time of sale. Proceeds to BSCMSI are expected to be approximately _____% of the aggregate principal balance of the Certificates plus accrued interest thereon at the applicable interest rate from ______1, 199_ for all Classes, except from _______ 25, 199_ for the Class A-2 and Class A-4 Certificates, to but not including the Closing Date but before deducting expenses payable by BSCMSI, estimated to be $_________.

     The [Offered] Certificates are offered by the Underwriter when, as and if issued, delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that delivery of the Class A-1R Certificates will be made against payment therefor at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, and that delivery of the other [Offered] Certificate will be made in book entry form only, through the Same Day Funds Settlement system of The Depository Trust Company, in each case on or about __________, 199_.

                            Bear, Stearns & Co. Inc.

          The date of this Prospectus Supplement is ____________, 199_

- ---------------
* This Registration Statement includes a Prospectus and an illustrative form of Prospectus Supplement. As described in the Prospectus, each transaction may have Classes of Certificates with various characteristics, Mortgage Loans with various characteristics, various forms and terms of credit enhancement, one or more Master Servicers, various underwriting and servicing standards with respect to the Mortgage Loans, various tax consequences, and various other characteristics.

(cover continued from previous page)

     Principal and interest on the Certificates are payable on the [25th] day of each month or, if such day is not a business day, then on the next succeeding business day, beginning in __________ 199_ (each, a "Distribution Date"). Interest payments on the Mortgage Loans will be passed through to the holders of the Certificates at the Pass-Through Rate set forth or described above. Distributions of principal among the Certificates will be made as described herein. See "Description of the Certificates-- Distributions--Allocation Among Classes" herein. Realized Losses (as defined herein) on the Mortgage Loans to the extent not otherwise covered by credit enhancement will be allocated to the Certificates as described herein. See "Description of the Certificates--Allocation of Losses" herein.

     There is currently no secondary market for the Certificates and there can be no assurance that one will develop. Bear, Stearns & Co. Inc. intends to establish a market in the [Offered] Certificates [(other than the Class [ ] Certificates)], but is not obligated to do so. There is no assurance that any such market, if established, will continue.

     THE YIELD TO INVESTORS IN THE CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS[, WHICH GENERALLY MAY BE PREPAID IN FULL OR IN PART AT ANY TIME WITHOUT PENALTY]. SEE "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" HEREIN. IN ADDITION, THE YIELD ON THE CLASS A-2 AND CLASS A-4 CERTIFICATES WILL BE SENSITIVE TO THE LEVEL OF LIBOR. THE YIELD TO INVESTORS IN THE CERTIFICATES ALSO WILL BE ADVERSELY AFFECTED BY INTEREST SHORTFALLS (AS DEFINED HEREIN) AND BY REALIZED LOSSES. NO REPRESENTATION IS MADE AS TO THE ANTICIPATED RATE OF PREPAYMENTS ON THE MORTGAGE LOANS, THE LEVEL OF LIBOR, THE AMOUNT AND TIMING OF INTEREST SHORTFALLS OR REALIZED LOSSES OR AS TO THE RESULTING YIELD TO MATURITY OF ANY CLASS OF CERTIFICATES.

     As described herein, a real estate mortgage investment conduit ("REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. As described more fully herein and in the Prospectus, all of the Certificates other than the Class A-1R Certificates will be designated as "regular interests" in the REMIC and the Class A-1R Certificates will represent the "residual interest" in such REMIC. See "Certain Federal Income Tax Consequences" in the Prospectus. The Class A-1R Certificates will be subject to certain restrictions on transfer. See "Restrictions on Purchase and Transfer of the Class A-1R Certificates" herein.

     In connection with purchasing the Mortgage Loans, BSCMSI received from the sellers thereof (each a "Seller") certain representations and warranties concerning the Mortgage Loans. In connection with selling the Mortgage Loans to the Trust Fund, BSCMSI will assign to the Trust Fund such representations and warranties, along with the related remedies in the event of a breach thereof. Such remedies generally are limited to requiring the related Seller to repurchase [or substitute for] a Mortgage Loan as to which a breach has occurred and is continuing. Although the Master Servicer may be obligated to enforce such repurchase [or substitution] obligations, neither the Master Servicer nor BSCMSI will be obligated to repurchase [or substitute for] a Mortgage Loan if the related Seller defaults on such obligation, unless such breach also constitutes a breach of the representations and warranties of the Master Servicer or the BSCMSI, as the case may be. The repurchase [and substitution] obligation will constitute the sole remedy available to Certificateholders with respect to a breach of any representations or warranties concerning the Mortgage Loans.

     The Certificates offered by this Prospectus Supplement constitute a separate series of Certificates being offered by BSCMSI pursuant to its Prospectus dated __________, 199_, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER- ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CERTIFICATES AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

     [To be included where trust fund includes Private Mortgage- Backed Securities]

     [The Private Mortgage-Backed Securities were originally issued in publicly registered offerings or have been outstanding for at least three years and will be acquired for inclusion in the Trust Fund in purely secondary transactions, not from the Issuer or an affiliate thereof.]

                                SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms not defined in this summary shall have the meaning assigned in the Prospectus Supplement. See "Index of Principal Definitions" herein.

TITLE OF SERIES................. Mortgage Pass-Through Certificates, Series
                                 199_-_ (the "Certificates"). The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of __________, 199_ (the "Cut-Off Date") of approximately $__________. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-Off Date (the "Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as depositor ("BSCMSI"), [ ], as master servicer, [ ], as special servicer, and [_______________], as trustee (the "Trustee").

OFFERED CERTIFICATES............ Class A-1A   ____%     $________
                                 Class A-1B   ____%     $________
                                 Class A-1R   ____%     $________
                                 Class A-2    Floating Rate
                                                        $--------
                                 Class A-3A    ____%    $________
                                 Class A-3B    ____%    $________
                                 Class A-4     Floating Rate
                                                       $--------
                                 Class B       ____%    $________
                                 Class C       ____%    $________

                                 The original principal amount of one or more
                                 Classes of Certificates may be increased or decreased by BSCMSI by up to __%, depending upon the Mortgage Loans actually acquired by BSCMSI and delivered to the Trustee. In addition, the original principal amount of any Class of Certificates may be adjusted, as necessary, to obtain the required ratings on the Certificates from the Rating Agencies (as defined under "--Rating" herein).

[OTHER CERTIFICATES.............$_______ __% Class __ Certificates.  The Class
                                __ Certificates are not offered hereby and information included herein with respect to such Certificates is solely for the information of potential investors in the Offered Certificates.]

DESIGNATIONS

  Regular Certificates..........All Classes of Certificates other than the Class A-1R Certificates.

  Residual Certificates.........Class A-1R Certificates.

  Class A Certificates..........Class A-1A, Class A-1B, Class
                                A-1R, Class A-2, Class A-3A, Class A-3B
                                and Class A-4 Certificates.

  Commercial Fixed Rate
   Certificates.................Class A-1A, Class A-1B, Class A-1R, Class B
                                and Class C Certificates.

  Multifamily Fixed
   Rate Certificates............Class A-3A and Class A-3B Certificates.

  Fixed Rate
   Certificates.................Commercial Fixed Rate and Multifamily Fixed
                                Rate Certificates.

  Floating Rate
   Certificates.................Class A-2 and Class A-4 Certificates.

  Commercial
    Certificates................Commercial Fixed Rate and Class A-2
                                Certificates.

  Multifamily
   Certificates.................Multifamily Fixed Rate and Class A-4
                                Certificates.

  Book-Entry
   Certificates.................All [Offered] Certificates other than the Class
                                A-1R Certificates.

DENOMINATIONS...................Each Class of Book-Entry Certificates will be registered as a single Certificate held by a nominee of The Depository Trust Company, and beneficial interests will be held by investors through the book-entry facilities of The Depository Trust Company, as described herein, in minimum denominations of $25,000 and increments of $1,000 in excess thereof. One Certificate of each Class of Book-Entry Certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Certificates of such Class, and, if so issued, will be held in physical certificate form directly by investors.

                                The Class A-1R Certificates will be issued in certificated, fully-registered form in minimum denominations of $_________ and increments of $________ in excess thereof.

DEPOSITOR.......................BSCMSI, a wholly-owned subsidiary of CMC
                                Commercial Assets Corporation, which is a wholly-owned subsidiary of The Bear Stearns Companies Inc. See "The Depositor" in the Prospectus.

MASTER SERVICER.................[             ] will act as master servicer
                                (the "Master Servicer") with respect to the Mortgage Loans. See "The Pooling and Servicing Agreement" herein.

SPECIAL SERVICER................____________ (the "Special Servicer") will act as Special Servicer.  See "The Pooling and
                                Servicing Agreement--Special Servicer" herein.

COLLATERAL AGENT.................__________ (the "Collateral Agent") will act as
                                 Collateral Agent pursuant to the Collateral
                                 Security Agreement dated as of __________, 19__ (the "Collateral Security Agreement") among BSCMSI, the Trustee and the Collateral Agent. See "The Trust Fund--Reserve Fund" herein.

THE TRUST FUND...................The Trust Fund will consist of the Mortgage
                                 Pool, together with the payments thereon and certain other assets, including [the reserve fund] [the insurance policies on the mortgage loans] [a letter of credit] [certificate guarantee insurance] [the credit enhancement devices set forth below.]

[A.] The Mortgage Pool...........As of the Cut-Off Date, the Mortgage Pool
                                 consisted of approximately __ Mortgage Loans with an approximate aggregate Scheduled Principal Balance (as defined herein under "Description of the Certificates--Distributions --Generally") of $__________. The Mortgage Loans will be divided into four Mortgage Loan Groups on the basis of their Floor Interest Rates (as defined below), if any, the types of properties securing such Mortgage Loans (the "Mortgaged Properties"), and whether their respective annual interest rates ("Mortgage Interest Rates") are fixed or adjustable. [The Mortgage Loans are not insured or guaranteed by any governmental entity or private insurer.] [Some of the Mortgage Loans are [Installment Contracts] [mortgage pass-through certificates] [participations in mortgage loans of the type set forth below.] The Mortgage Loans [(other than Installment Contracts)] [(or in the case of mortgage pass-through certificates, the underlying mortgage loans)] are [except as discussed below] secured by first liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential [rental] properties, [and] [cooperatively owned multifamily properties] [consisting of five or more dwelling units], and mixed residential/ commercial properties located in approximately __ states [and the District of Columbia]. The commercial real estate properties include [office buildings, retail buildings, warehouses, hotels and motels, industrial buildings, medical buildings, mobile home parks, nursing homes, shopping centers and a variety of other commercial properties]. See "The Trust Fund" herein.

                                 [With respect to _______ Mortgage Loans with an aggregate Scheduled Principal Balance of approximately $_______, representing ____% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loans are secured by second liens on Mortgaged Properties for which the related first lien[, in some cases,] secures a mortgage loan which is not included in the Mortgage Pool; with respect to ____ Mortgage Loans with an aggregate Scheduled Principal Balance of approximately $_____, representing ___% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loans are secured by third liens on Mortgaged Properties for which the related senior liens[, in some cases,] secure mortgage loans which are not included in the Mortgage Pool; and with respect to _______ Mortgage Loans with an aggregate Scheduled Principal Balance of approximately $_______, representing __% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loans are secured by a lien on a Mortgaged Property more junior than a third mortgage.]

                                 Mortgage Loan Groups 3 and 4 will consist of
                                 Mortgage Loans secured by first liens (or by junior liens where all related senior liens secure Mortgage Loans included in the related Mortgage Loan Group) on multifamily residential properties ("Eligible Multifamily Mortgage Loans"), such that such Mortgage Loans are eligible to support "mortgage-related securities," as that term is defined under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                 Mortgage Loan Group 1 will consist of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase by fixed amounts after the Cut-Off Date on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates that are adjustable, but subject to a minimum interest rate (a "Floor Interest Rate") of at least ____% per annum. None of the Mortgage Loans in Mortgage Loan Group 1 is an Eligible Multifamily Mortgage Loan. As of the Cut-Off Date, the approximately ---- Mortgage Loans in Mortgage Loan Group 1 had an approximate aggregate Scheduled Principal Balance of $------, a weighted average Mortgage Interest Rate of approximately ____% per annum and a weighted average remaining term to stated maturity [(excluding Matured Performing Mortgage Loans (as defined under "Risk Factors--Delinquent Mortgage Loans; Matured Performing Mortgage Loans" herein))] of approximately ------ years. Approximately ___% of the Group 1 Mortgage Loans, by Scheduled Principal Balance as of the Cut-Off Date, are not fully amortizing over their terms to maturity.

                                 Mortgage Loan Group 2 will consist of Mortgage Loans having Mortgage Interest Rates that are adjustable[, based upon the weighted average cost of funds for member savings institutions of the Eleventh Federal Home Loan Bank District ("COFI"),] and generally subject to lower
                                 Floor Interest Rates than the adjustable rate Group 1 Mortgage Loans or no Floor Interest Rate. None of the Group 2 Mortgage Loans is an Eligible Multifamily Mortgage Loan. As of the Cut-Off Date, the approximately ________ Mortgage Loans in Mortgage Loan Group 2 had an approximate aggregate Scheduled Principal Balance of $______, a weighted average Mortgage Interest Rate of approximately __% per annum and a weighted average remaining term to stated maturity [(excluding Matured Performing Mortgage Loans)] of approximately ___ years. Approximately __% of the Group 2 Mortgage Loans, by Scheduled Principal Balance as of the Cut-Off Date, are not fully amortizing over their terms to maturity.

                                 Mortgage Loan Group 3 will consist of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase by fixed amounts after the Cut-Off Date on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates that are adjustable, but subject to a Floor Interest Rate of at least ___% per annum. All of the Group 3 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of the Cut-Off Date, the approximately __ Mortgage Loans in Mortgage Loan Group 3 had an approximate aggregate Scheduled Principal Balance of $_________, a weighted average Mortgage Interest Rate of approximately ___% per annum and a weighted average remaining term to stated maturity [(excluding Matured Performing Mortgage Loans)] of approximately ___ years. Approximately ____% of the Group 3 Mortgage Loans, by Scheduled Principal Balance as of the Cut-Off Date, are not fully amortizing over their terms to maturity.

                                 Mortgage Loan Group 4 will consist of Mortgage Loans having Mortgage Interest Rates which are adjustable [based upon COFI] and generally subject to lower Floor Interest Rates than the adjustable rate Group 3 Mortgage Loans or no Floor Interest Rate. All of the Group 4 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of the Cut-Off Date the approximately __ Mortgage Loans in Mortgage Loan Group 4 had an approximate aggregate Scheduled Principal Balance of $________, a weighted average Mortgage Interest Rate of approximately ___% per annum and a weighted average remaining term to stated maturity [(excluding Matured Performing Mortgage Loans)] of approximately __ years. Approximately ____% of the Group 4 Mortgage Loans, by Scheduled Principal Balance as of the Cut-Off Date, are not fully amortizing over their terms to maturity.

                                [Substantially all of the Mortgaged Properties are leased under leases (the "Leases") to one or more principal tenants (each, a "Lessee") occupying the related Mortgaged Property [and, to the extent excess commercial space is available, to one or more minor tenants]. Each Lease will be assigned to the Trust Fund as collateral for the related Mortgage Loan. Under the Leases, the Lessees are required to pay stipulated rent [describe whether rent is a fixed payment and/or is based upon a percentage of gross revenues, net revenues, or some other measure of financial performance of the leased Mortgaged Property]. In addition to rent, the Lessees generally are required to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. Certain of the Leases also require the lessor (who is also the mortgagor under the related Mortgage Loan (the "Mortgagor")) to cover costs associated with the maintenance of the exterior of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums and taxes that the Lessees are required to pay].

                                [The Leases require the Lessees to pay rent to the Mortgagors which is sufficient in the aggregate to cover all scheduled payments of principal (other than balloon payments) and interest on the related Mortgage Loans and any fixed expenses of operating the related Mortgaged Properties borne by the Mortgagors under the related Leases. If payments under the Leases (net of any operating expenses payable by the Mortgagor) were insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors would have to rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. As described herein, certain Mortgaged Properties are leased entirely to one tenant. In such cases, the Mortgagor must rely entirely on such tenant to pay rent equal to all of the scheduled principal (other than balloon payments) and interest on the related Mortgage Loan or make such payment from other sources. Certain of the Leases expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payments by any new tenants or proceeds from the sale of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Leases are renewed. See "Special Considerations--Single-Tenant
                                Properties; Tenant Bankruptcy" herein and
                                "Certain Legal Aspects of the Mortgage Loans and Leases-- Leases and Rents" in the Prospectus.] [Each lessor will assign to the Master Servicer the right to collect rent and other expenses directly from the related Lessee and each such Lessee will agree to make all payments under the related Lease directly to the Master Servicer.]

                                [The Mortgage Pool consists of ____ Mortgage
                                Loans of ____ unrelated obligors.]  [The
                                Mortgage Loans include cross-default and cross-collateralization provisions, as described herein.]

                                [The Mortgage Loans in Mortgage Loan Group ____ are non-recourse and, in the event of default, provide for recourse only against the Mortgaged Property and such other assets, if any, as have been pledged to secure the Mortgage Loans, and not against the Mortgagor thereon.] [The Mortgage Loans in Mortgage Loan Group ____ are full recourse Mortgage Loans.]

                                For further information regarding the Mortgage Pool, see "The Trust Fund" herein and in the Prospectus.

[B.  CREDIT ENHANCEMENT]........[Specify provider of Credit Enhancement] has delivered to the Trustee [an irrevocable letter of credit] [a surety bond] [an insurance policy] [a committed line of credit] [a repurchase commitment] (the "Credit Enhancement") with respect to the [Senior] [specify appropriate classes] [Certificates] [the Mortgage Loans] [the Master Servicer's] obligation to [make advances on] [repurchase defaulted Mortgage Loans]. Under the Credit Enhancement, [specify provider of Credit Enhancement] will advance funds to the Trustee [to pay] [up to ___% of] [principal of the [Senior] [Certificates] [specify appropriate class] [Mortgage Loans] [and to pay] [up to ___% of] interest on such [Certificates] [Mortgage Loans] [to provide funds in the event of a failure by the [Master Servicer] to make advances] [to repurchase delinquent Mortgage Loans] in an amount not to exceed [___% of the initial principal amount of the Mortgage Loans.] [$____] [The [cross-support features and] amount available under the Credit Enhancement is subject to reduction and reinstatement as described herein under "The Trust Fund--Credit Enhancement."] [Describe, if applicable, swaps and caps intended to cover Basis Risk Shortfalls (as defined herein).]

[1.  Subordination].............[The right of Holders of Subordinate
                                Certificates to receive principal and interest payments thereon on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Certificates, but only [in the event of certain types of losses specified in "Trust Fund," and then only] to the extent of the "Available Subordination Amount" as of such Payment Date. The "Available Subordination Amount" will initially be $_______ (the "Maximum Subordination Amount") (representing ___% of the initial Certificate Principal Amount (as defined herein under "--Interest) of the [Certificates], declining as described herein under "Trust Fund --Credit Enhancement--Subordination" to [$_____] (the "Minimum Subordination Amount"). The subordination is effected by [the type of loss incurred,] the preferential right (to the extent of the then Available Subordination Amount) of Holders of Senior Certificates to receive distributions of principal on the Certificates.]

[2.  Reserve Fund...............[BSCMSI] [__________ (the "Unaffiliated Seller"]
                                will pledge to the Collateral Agent (as defined above under "--Collateral Agent") and deposit in a fund (the "Reserve Fund") cash or an irrevocable letter of credit in an amount satisfactory to the Rating Agencies rating the Certificates to cover Basis Risk Shortfalls
                                (as defined herein under "Description of the Certificates--Distributions--Basis Risk"). See
                                "The Trust Fund--Credit Enhancement--Reserve
                                Fund" herein and in the Prospectus.  The
                                Reserve Fund initially will equal approximately __% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. [BSCMSI will have the right on any Distribution Date to cause the Trustee to pay over to BSCMSI, free from the lien thereon, the amount by which the balance in the Reserve Fund exceeds the amount required to be maintained therein.] [Describe, if applicable, Reserve Funds to cover replacements or repairs or environmental remediation on the Mortgaged Properties.] [Describe, if applicable, other means of funding the Reserve Fund, e.g., from payments received on the Mortgage Loans or other assets of the Trust Fund.]

DISTRIBUTION DATES..............The [25th] day of each month, or if such day is not a business day, then the next succeeding business day, beginning in __________ 199_ (each, a "Distribution Date").

RECORD DATE.....................The "Record Date" for each Distribution Date will be the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs. See "Description of the Certificates --Distributions" herein.

DUE PERIOD......................With respect to each Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs (each, a "Due Period").

DUE DATE........................As to each Mortgage Loan and any Distribution
                                Date, the day of the month in the related Due Period on which a Monthly Payment (as defined herein under "Description of the Certificates-- Distributions--Generally") or Balloon Payment (as defined herein under "Special Considerations--Balloon Loans") is due (or, in the case of a Non-Monthly Payment Loan (as defined herein under "Description of the Certificates--Distributions--Generally"), deemed to be due), without giving effect to any grace period, except that with respect to Mortgage Loans that by their terms accrue interest in advance rather than in arrears, the Due Date for the interest portion of each Monthly Payment will be deemed to be the date one month after the date such payment is actually due.

PREPAYMENT PERIOD...............With respect to each Distribution Date, the period commencing immediately following the second preceding Determination Date (or the Cut-Off Date, in the case of the first Distribution Date) and ending on the Determination Date in the month in which such Distribution Date occurs (each, a
                                "Prepayment Period").

DETERMINATION DATE..............With respect to any Distribution Date, the
                                [15]th day (or if such day is not a Business
                                Day, the preceding Business Day) of the
                                month in which such Distribution Date occurs.

DISTRIBUTIONS...................On each Distribution Date, commencing in ______,
                                199_, distributions of principal and interest will be made on the Certificates in an aggregate amount, to the extent funds are available therefor from payments on the Mortgage Loans [Monthly Advances (as defined herein under "--Monthly Advances") from the Master Servicer and draws on the Reserve Fund or other forms of Credit Enhancement], equal to [the sum of (i)] the Optimal Available Funds (as defined under "Description of the Certificates-- Distributions --Generally") of the Mortgage Loan Groups,
                                [plus (ii) the Basis Risk Reserve Fund Draw
                                Amount (as defined under "Description of the Certificates--Distributions--Basis Risk")] and certain past due amounts together with interest thereon as described herein. Distributions will be made to holders of record on the related Record Date, except that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee in New York, New York. Payments on the Certificates will be applied first to the payment of interest and then to the payment of principal. See "Description of the Certificates--Allocation Among Classes" herein.

INTEREST ACCRUAL PERIOD.........With respect to each Distribution Date, the
                                "Interest Accrual Period" (i) for each Class of Fixed Rate Certificates, will be the calendar month preceding the month in which the Distribution Date occurs, commencing in __________, 199_ and (ii) for each Class of Floating Rate Certificates, will be the period commencing on the [25th] day of the month preceding such Distribution Date and ending on the [24th] day of the month of such Distribution Date, commencing in ____________, 199_.

INTEREST........................To the extent of the Available Distribution
                                Amounts (as defined herein under "Description of the Certificates--Distributions--Generally") for the [related] Mortgage Loan Group[s] and prior to payments of principal on the Certificates, each Class of Certificates will be entitled to receive interest on each Distribution Date as provided below on the respective Certificate Principal Amount (as defined below) of each such Class applicable to such Distribution Date (or as otherwise described below).

                                All Classes of Certificates, other than the Floating Rate Certificates, will bear interest at the fixed rates (each, a "Pass- Through Rate") set forth on the cover page hereof.

                                The Class A-2 Certificates will bear interest at a rate of __% per annum during their first
                                [    ] Interest Accrual Periods.  During each
                                Interest Accrual period thereafter, the Class A-2 Certificates will bear interest, subject to a maximum rate of __% per annum [and a minimum rate of __% per annum], at a rate per annum equal to __% in excess of LIBOR, as more fully described herein. See "Description of the Certificates--Distributions--Interest" herein.

                                The Class A-4 Certificates will bear interest at a rate of ___% per annum during their first [ ] Interest Accrual Periods. During each Interest Accrual Period thereafter, the Class A-4 Certificates will bear interest, subject to a maximum rate of ___% per annum [and a minimum rate of __% per annum,] at a rate per annum equal to __% in excess of LIBOR, as more fully described herein. See "Description of the Certificates--Distributors--Interest" herein.

                                Distributions of interest on the Certificates will include interest accrued during the Interest Accrual period for the applicable Distribution Date, reduced by any Interest Shortfalls [or increased by any Excess Prepayment Interest] ([each] as defined herein under "Description of the Certificates-- Distributions--Basis Risk") and any Deferred Interest (as defined below) allocable thereto. Any Deferred Interest with respect to the Mortgage Loans included in any Mortgage Loan Group will be allocated to the related Classes of Certificates in the manner described herein. The amount of any Deferred Interest allocated to a Class of Certificates will be added to the Certificate Principal Amount thereof. See "Description of the Certificates--Distributions --Interest" herein. To the extent funds are not available to pay interest at the rates and in the amounts stated herein (after giving effect to allocations of any Interest Shortfalls and Deferred Interest), such unpaid amounts will be payable on succeeding Distribution Dates and will not bear interest.

                                As of the Cut-Off Date, __________ of the Group _____ Mortgage Loans, with an aggregate Scheduled Principal Balance of approximately $________, provided for the possibility on or after the Cut-Off Date that the rate of interest that becomes due for each such Mortgage Loan on each Due Date (the "Payment Rate") may be less than the Mortgage Interest Rate on each Mortgage Loan (which is the rate at which interest accrues thereon). Any excess of interest accrued on a Mortgage Loan at the Mortgage Interest Rate over accrued interest that becomes due on such Mortgage Loan at the Payment Rate is deferred ("Deferred Interest") and the amount thereof is added to the principal balance of such Mortgage Loan on each Due Date. Such feature is commonly known as negative amortization.

                                With respect to any Class of Certificates, the "Certificate Principal Amount" as of any Distribution Date will equal the initial principal amount of such Certificates plus all Deferred Interest allocated to such Class on the current and all previous Distribution Dates, reduced by the sum of (i) all payments made prior to such Distribution Date with respect to principal and (ii) any Realized Losses (as defined under "Description of the Certificates-- Realized Losses" herein) allocated prior to such Distribution Date to such Certificates.

PRINCIPAL

 Commercial Certificates........On each Distribution Date, the Available
                                Distribution Amount for Mortgage Loan Groups 1 and 2 remaining after payment of interest as described above and any amounts from Mortgage Loan Groups 3 and 4 allocated as set forth below under "--Multifamily Certificates" will be distributed as principal to the Commercial Certificates in the following manner:

                                   (i)  First, sequentially to the Class A-1A,
                                Class A-1B, Class A-1R and Class A-2
                                Certificates in reduction of the Certificate
                                Principal Amounts thereof until the
                                Certificate Principal Amounts thereof have been reduced to zero, in each case in an amount equal to the Primary Principal Distribution Amount of each such Class (as defined under "Description of the Certificates-- Distributions--Allocation Among Classes" herein);

                                  (ii) Second, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in an aggregate amount equal to any amounts previously distributable under the preceding clause First and not previously distributed thereunder or under this clause Second;

                                 (iii)  Third, to the Class B Certificates
                                in reduction of the Certificate Principal
                                Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the aggregate Optimal Mortgage Loan Principal (as defined under "Description of the Certificates-- Distributions--Generally" herein) for all Mortgage Loan Groups (including Mortgage Loan Groups 3 and 4) exceeds the aggregate amount distributed pursuant to the preceding clauses First and Second and clauses First, Second, Fifth, Sixth, Seventh and Eighth of the priorities for the Available Distribution Amounts for Mortgage Loan Groups 3 and 4 as set forth below under "--Multifamily Certificates;"

                                  (iv)  Fourth, to the Class B Certificates
                                in reduction of the Certificate Principal
                                Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Third above and not previously distributed thereunder or under this clause Fourth;

                                  (v)  Fifth, to the Class C Certificates in
                                reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the aggregate Optimal Mortgage Loan Principal for all Mortgage Loan Groups (including Mortgage Loan Groups 3 and 4) exceeds the aggregate amount distributed pursuant to the preceding clauses First, Second, Third and Fourth and clauses First, Second, Fifth, Sixth, Seventh and Eighth of the priorities for the Available Distribution Amounts for Mortgage Loan Groups 3 and 4 as set forth below under "--Multifamily Certificates;"

                                  (vi)  Sixth, to the Class C Certificates
                                in reduction of the Certificate Principal
                                Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Fifth above and not previously distributed thereunder or under this clause Sixth;

                                 (vii) Seventh, to the Trustee for deposit into the Reserve Fund, up to the amount equal to all previous Basis Risk Reserve Fund Draw Amounts less amounts previously deposited in the Reserve Fund pursuant to this clause Seventh;

                                 (viii) Eighth, first to the Class A-1A, Class
                                A-1B, Class A-1R and Class A-2 Certificates, pro rata in accordance with their Certificate Principal Amounts, and then sequentially to the Class B and Class C Certificates, in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in each case in an amount up to the "Net Negative Amortization" allocated to such Class with respect to such Distribution Date (such amount being equal to the amount by which the amount of interest accrued on such Class exceeds the aggregate amount of principal and interest distributed to such Class on such Distribution Date);

                                  (ix)  Ninth, any remaining amounts to the
                                Commercial Certificates in reduction of the Certificate Principal Amounts thereof, applied sequentially to the Class C, Class B, Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, in that order, in each case until the Certificate Principal Amount thereof has been reduced to zero; and

                                   (x)  Tenth, any remaining amounts to the
                                Class A-1R Certificates.

                                Notwithstanding the foregoing, on and after any Distribution Date on which the aggregate Available Distribution Amounts for Mortgage
                                Loan Groups 1 and 2 (plus amounts distributed pursuant to clauses Third and Eighth of the priorities for distribution of the Available Distribution Amounts for Mortgage Loan Groups
                                3 and 4) is not sufficient to reduce the aggregate Certificate Principal Amounts of the Class A-1A, Class A-1B, Class A-1R and
                                Class A-2 Certificates to an amount less than or equal to the aggregate Scheduled Principal Balance of the Mortgage Loans (less the aggregate of the Certificate Principal Amounts of the Class A-3A, Class A-3B and Class A-4 Certificates), then the portion of such aggregate Available Distribution Amounts allocable to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in the foregoing priorities will be distributed pro rata among the Class A-1A, Class A-1B, Class A-1R and
                                Class A-2 Certificates based on  their
                                outstanding Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero rather than in accordance with the priorities that would otherwise apply.

  Multifamily
   Certificates.................On each Distribution Date, the Available
                                Distribution Amounts for Mortgage Loan Groups 3 and 4 remaining after payment of interest as described above will be allocated in the following manner:

                                  (i)  First, sequentially to the Class A-3A,
                                Class A-3B and Class A-4 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof are reduced to zero, in each case in an amount equal to the Primary Principal Distribution Amount of each such Class;

                                  (ii) Second, sequentially to the Class A-3A, Class A-3B and Class A-4 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof are reduced to zero, in an aggregate amount equal to the amount previously distributable under clause First above and not previously distributed thereunder or under this clause Second;

                                  (iii)  Third, to each Class of Commercial
                                Certificates, pro rata in accordance with the amount of interest each such Class is entitled to receive for such Distribution Date (after allocation of [Interest Shortfalls] [Excess Prepayment Interest] and Deferred Interest), the excess, if any, of the amount of interest each such Class is so entitled to receive over the amount of interest allocated to such Class pursuant to "--Interest" above;

                                  (iv) Fourth, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof are reduced to zero, the shortfall, if any, for distribution pursuant to clauses First and Second of the priorities for distribution of the Available Distribution Amounts for Mortgage Loan Groups 1 and 2;

                                  (v)  Fifth, sequentially to the Class A-1A,
                                Class A-1B, Class A-1R and Class A-2
                                Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the Optimal Mortgage Loan Principal for Mortgage Loan Group 3 exceeds the amount distributed pursuant to the preceding clauses First and Second;

                                  (vi)  Sixth, sequentially to the Class A-1A,
                               Class A-1B, Class A-1R and Class A-2
                               Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Fifth above and not previously distributed thereunder or under this clause Sixth;

                                (vii) Seventh, sequentially to the Class A-2,
                               Class A-1A, Class A-1B and Class A-1R
                               Certificates, in that order, in each case in reduction of the Certificate Principal
                               Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the Optimal Mortgage Loan Principal for Mortgage Loan Group 4 exceeds the amount distributed pursuant to the preceding clauses First and Second;

                                (viii) Eighth, sequentially to the Class A-2,
                              Class A-1A, Class A-1B and Class A-1R
                              Certificates, in that order, in each case in reduction of the Certificate Principal
                              Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Seventh above and not previously distributed thereunder or under this clause Eighth;

                               (ix) Ninth, first to the Class A-4, Class A-3A and Class A-3B Certificates, pro rata, second to the Class A-1A, Class A-1B, Class A-1R and
                             Class A-2 Certificates, pro rata, and then sequentially to the Class B and Class C, in reduction of the Certificate Principal
                             Amount thereof (after taking into account any increases in such Certificate Principal Amount due to Deferred Interest), in each case in an amount up to the Net Negative Amortization applied to such Class with respect to such Distribution Date;

                               (x)  Tenth, any remaining amounts to the
                             Certificates in reduction of the Certificate
                             Principal Amounts thereof (after taking into account distributions pursuant to the priorities for distribution of the Available Distribution Amounts of Mortgage Loan Groups 1 and 2), applied sequentially to the Class C, Class B, Class A-1A, Class A-1B, Class A-1R, Class A-2, Class A-3A, Class A-3B and Class A-4 Certificates, in that order, in each case until the Certificate Principal Amount thereof has been reduced to zero; and

                               (xi) Eleventh, any remaining amounts to the
                             Class A-1R Certificates.

                            Notwithstanding the foregoing, on and after any Distribution Date on which the aggregate Available Distribution Amounts for Mortgage Loan Groups 3 and 4 is not sufficient to reduce the aggregate Certificate Principal Amounts of the Class A-3A, Class A-3B and Class A-4 Certificates to an amount less than or equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in Mortgage Loan Groups 3 and 4, then the portion of such aggregate Available Distribution Amounts allocable to the Class A-3A, Class A-3B and Class A-4 Certificates in the foregoing priorities will be distributed pro rata among the Class A-3A, Class A-3B and Class A-4 Certificates based on their outstanding Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero rather than in accordance with the priorities that would otherwise apply.

ALLOCATION OF LOSSES. . . . The Class C Certificates will bear all Realized
                            Losses on the Group 1 and Group 2 Mortgage Loans by a reduction in their Certificate Principal Amount until the Certificate Principal Amount thereof is reduced to zero.

                            Thereafter, the Class B Certificates will bear all Realized Losses on the Group 1 and Group 2 Mortgage Loans until the Certificate Principal Amount thereof is reduced to zero. Any additional Realized Losses on the Group 1 and Group 2 Mortgage Loans will be borne by the holders of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, pro rata in accordance with their Certificate Principal Amounts, by a reduction in their Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero.

                            The Class A-3A, Class A-3B and Class A-4 Certificate will bear all Realized Losses on the Group 3 and Group 4 Mortgage Loans, pro rata in accordance with their Certificate Principal Amounts, by a reduction in their Certificate Principal Amounts until the Certificate Amounts thereof are reduced to zero.

                            Because principal distributions are paid to certain Classes of Commercial Certificates before other Classes of Commercial Certificates, holders of Classes that receive principal later bear a greater risk of losses on the Group 1 and Group 2 Mortgage Loans than holders of Classes of Commercial Certificates that receive principal earlier. Similarly, because principal distributions are paid to certain Classes of Multifamily Certificates before other Classes of Multifamily Certificates, holders of Classes that receive principal later bear a greater risk of losses on the Group 3 and Group 4 Mortgage Loans than holders of Classes of Multifamily Certificates that receive principal earlier.

YIELD AND PREPAYMENT
  CONSIDERATIONS............GENERAL CONSIDERATIONS.  The yields to maturity of the Certificates will be affected by the amount and timing of principal payments on the Mortgage Loans, the allocation of available funds to various Classes of Certificates, the applicable Pass-Through Rate for various Classes of Certificates, the level of LIBOR [and, to a lesser extent, the weighted average cost of funds for member savings institutions of the Eleventh Federal Home Loan
                            Bank District ("COFI")] and the purchase price paid for the Certificates. In addition, the yields to investors in the Certificates will be adversely affected by Interest Shortfalls and Realized Losses. The interaction of the foregoing factors may have different effects on the various Classes of Certificates and the effects on any Class may vary at different times during the life of such Class.
                            No representation is made as to the anticipated rate of prepayments on the Mortgage Loans or as to the anticipated yield to maturity of any Certificates. Prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Certificates to their investment objectives. In addition to the discussion below, prospective investors should review the discussion under "Yield and Prepayment Considerations" herein and in the Prospectus.

                            MORTGAGE LOAN PREPAYMENTS. If prevailing mortgage rates fall significantly below the Mortgage
                            Interest Rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher pre-payment rates than if prevailing rates remain at or above the Mortgage Interest Rates on the Mortgage Loans. Other factors affecting prepayments of Mortgage Loans include the availability of and the ability to obtain alternative financing from commercial mortgage lenders, net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the Mortgage Loans, the quality of management of the Mortgaged Properties and the availability of other opportunities for investment. Amounts received by virtue of liquidations of Mortgage Loans, repurchases of Mortgage Loans upon breach of representations and optional termination of the Trust Fund also affect the receipt of principal on the Mortgage Loans. [All] [In general,] the Mortgage Loans may be prepaid at any time without penalty and have due-on- sale clauses.

                            TIMING OF PAYMENTS AND DISTRIBUTIONS. Unlike certain corporate bonds, the times at which principal payments will be made on the Certificates are not fixed because they are determined by the timing of principal payments on the Mortgage Loans. The timing of payments on the Mortgage Loans may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Furthermore, the effective yield to holders of the Fixed Rate Certificates will be slightly lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price because, while interest generally will accrue on each such Certificate from the first day of the month, the distribution of such interest will not be made earlier than the [25]th day of the month following the month of accrual. Moreover, any Interest Shortfall allocated to a Class of Certificates will reduce the yield to investors in such Class.

                            LIBOR [AND COFI]. The Certificates will be sensitive to changes in the level of LIBOR [and, to a lesser extent, COFI]. If the level of LIBOR increases, there will be a higher rate of interest payable on the Class A-2 Certificates.

                            DISCOUNTS AND PREMIUMS. In the case of any Certificates purchased at a discount, a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. In the case of any Certificates purchased at a premium, a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield.
                            A discount or premium would be determined in relation to the price at which a Certificate will yield its Pass-Through Rate, after giving effect to any payment delay.

                            REINVESTMENT RISK. Because the Mortgage Loans may be prepaid at any time, [subject to applicable Lock-Out Periods] it is not possible to predict the rate at which distributions on the Certificates will be received. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the Certificates will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on the Certificates. Yields on any such reinvestments may be lower, and may even be significantly lower, than yields on the Certificates. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a greater return of principal to investors at a time when reinvestment or comparable yields may not be possible. Prospective investors in the Certificates should consider carefully the related reinvestment risks in light of other investments that may be available to such investors.

                            SUBORDINATION OF CERTAIN CLASSES OF CERTIFICATES. The rights of the holders of the Class B and Class C Certificates to receive distributions with respect to the Group 1 and Group 2 Mortgage Loans will be subordinated to such rights to the holders of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, to the extent described herein, and the rights of the holders of the Class C Certificates to receive distributions will be further subordinated to such rights of the holders of the Class B Certificates. The level of subordination available will be directly affected by the rate and timing of prepayments and the occurrence of Realized Losses.

                            SEQUENTIAL PAY CERTIFICATES. Certain Classes of Certificates are subject to various priorities for payment of principal as described herein. Distributions on Classes currently entitled to receive principal payments will be immediately affected by the prepayment rate of the Mortgage Loans at such time. Distributions on Classes with a later priority of payment will not be directly affected by the prepayment rate until such time as principal is distributable on such Classes.
                            However, the timing of commencement of principal distributions and the weighted average lives of such Classes will be affected by the prepayment rate experienced both before and after the commencement of principal distributions on such Classes.

                            FLOATING RATE CERTIFICATES. After the first __ Interest Accrual Periods with respect to the Class A-2 Certificates and after the first __ Interest Accrual Periods with respect to the Class A-4 Certificates, interest on the Class A-2 and Class A-4 Certificates will fluctuate in response to changes in LIBOR and, accordingly, the yield on the Class A-2 and Class A-4 Certificates will be sensitive to the level of LIBOR. The timing of changes in the level of LIBOR may significantly affect the actual yield to investors in the Class A-2 and Class A-4 Certificates, even if the average level of LIBOR is consistent with the expectations of investors. In general, the earlier the change in the level of LIBOR, the greater the effect on an investor's yield. As a result, the effect on an investor's yield of LIBOR occurring at a level higher (or lower) than the level anticipated by the investor during the period immediately following the __ month after the issuance of the Certificates in the case of the Class A-2 Certificates or the ___ month after such issuance in the case of the Class A-4 Certificates will not be offset by a subsequent like reduction (or increase) in the level of LIBOR. Changes in LIBOR may not correlate with changes in prevailing mortgage interest rates. Lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR.

                            RESIDUAL CERTIFICATES. Holders of the Class A-R1 Certificates are entitled to receive distributions of principal and interest as described herein. However, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of the term of the REMIC that substantially exceed the principal and interest payable thereon during such periods.

                            [IN ADDITION TO THE DISCLOSURE WITH RESPECT TO THE CLASSES DESCRIBED IN THIS ILLUSTRATIVE FORM OF PROSPECTUS SUPPLEMENT, THE FOLLOWING DISCUSSION SETS FORTH EXAMPLES OF DISCLOSURE FOR OTHER TYPES OF CLASSES:]

                            [WEIGHTED-AVERAGE PASS-THROUGH RATE CERTIFICATES. Interest on the Class [___] Certificates is based on the weighted average of the Net Rates (as defined under "_______" herein) on the Mortgage Loans. Interest on such Certificates may be paid in the future at a rate lower than the initial interest rate to the extent that Mortgage Loans bearing higher rates of interest are prepaid more quickly than Mortgage Loans bearing lower rates of interest.]

                            [INTEREST-WEIGHTED CERTIFICATES. The yield to investors in the Class [__] Certificates, which will be offered at substantial premiums over their stated principal amounts, will be extremely sensitive to the rate and timing of principal payments of the Group __ Mortgage Loans. A rapid rate of principal payments on such Mortgage Loans will have a materially negative effect on the yield to investors in the Class ___ Certificates. Investors should fully consider the associated risks, including the risk that a rapid rate of principal payments could result in the failure of investors in the Class ___ Certificates to recover fully their initial investments.]

                            [PRINCIPAL-WEIGHTED CERTIFICATES. The Class ___ Certificates will be principal only certificates, will not bear interest and will be offered at substantial discounts to their original principal balances. Low prepayment levels will have a material negative effect on the yield of the Class
                            ___ Certificates.]

                           [VARIABLE STRIP CERTIFICATES. The yield to investors in the Class ___ Certificates, which will be offered at substantial premiums over their stated principal amounts, will be extremely sensitive to the rate and timing of principal payments of the Mortgage Loans. A rapid rate of principal payments on such Mortgage Loans will have a materially negative effect on the yield to investors in the Class ___ Certificates. Investors should fully consider the associated risks, including the risk that a rapid rate of principal payments could result in the failure of investors in the Class ___ Certificates to recover fully their initial investments. See "Yield and Prepayment Considerations-- Yield on Class ___ Certificates" herein.]

                           [PLANNED AMORTIZATION CLASSES ("PACS").  The
                           Certificates have been structured to provide for relatively stable distributions of principal on the Class ___, Class ___ and Class ___ Certificates (in accordance with their respective PAC Principal Balances (as defined under "__________" herein)) assuming that prepayments on the Mortgage Loans
                           occur at a constant level of between ___% and    % of
                           the standard prepayment assumption model used herein ("SPA"). To the extent that prepayments on the Mortgage Loans occur at a constant level lower than [lower percentage of range]% SPA, the Available Distribution Amount allocable as payments of principal on the _____________ Certificates on each Distribution Date may be insufficient to make distributions of principal on the Class ___, Class ___ and Class ___ Certificates in amounts sufficient to reduce their principal balances to their respective PAC Principal Balances for such Distribution Date, and, as a result, the weighted average lives of such Certificates may be extended. To the extent that prepayments occur at a constant level higher than [higher percentage of range]% SPA, the weighted average lives of the Class ___, Class ___ and Class ___ Certificates may be reduced. The amounts available for principal payments may be insufficient to reduce the Class ___, Class ___ and Class ___ Certificates to their respective PAC Principal Balances for the related Distribution Date, or conversely, the weighted average lives of the Class ___, Class ___ and Class ___ Certificates may be reduced, if prepayments on the Mortgage Loans do not occur at a constant rate, even if such prepayments remain within the range of __% to __% SPA. For example, the PAC Principal Balances may not be attained if payments of principal initially occur at a relatively fast rate within the range and subsequently occur at a significantly slower rate within the range.]

                           [COMPANION CLASSES TO PACS. Distributions of principal on the ,Class ___, Class ___ and Class ___ Certificates will be very sensitive to the rate of prepayments of the Mortgage Loans because their monthly principal distributions will be limited to the excess, if any, of the Available Distribution Amount allocable as payments of principal on the __________ Certificates over the sum of the principal payments distributed to the Class ___, Class ___ and Class ___ Certificates. In particular, to the extent that prepayments result in the Available Distribution Amount allocable as payments of principal on the _____ ____ Certificates equal to or less than the sum of the amounts sufficient to reduce the principal balances of the Class ___, Class ___ and Class ___ Certificates to their PAC
                           Principal Balances specified for any Distribution Date, the Class ___, Class ___, Class ___ and Class
                           ___ Certificates will receive no principal distribution on such Distribution Date. To the extent that prepayments result in the Available Distribution Amount allocable as payments of principal on the _________ Certificates in excess of such sum on any Distribution Date, such excess will be applied to the Class ___, Class ___ and Class ___ Certificates as described herein.]


                           [TARGETED AMORTIZATION CLASSES ("TACS"). The Certificates have been structured to provide for relatively stable distributions of principal on the Class ___, Class ___ and Class ___ Certificates
                           (in accordance with their respective Targeted Principal Balances (as defined under "_________" herein)) assuming that prepayments on the Mortgage Loans occur at a constant level of ___% SPA. To the extent that prepayments on the Mortgage
                           Loans occur at a constant level lower than ___% SPA, the Available Distribution Amount allocable as payments of principal on the _________ Certificates on each Distribution Date may be insufficient to make distributions of principal on the Class ___, Class ___ and Class ___ Certificates in amounts sufficient to reduce their principal balances to their respective Targeted Principal Balances for such Distribution Date, and, as a result, the weighted average lives of such Certificates may be extended. To the extent that prepayments occur at a constant level higher than __%

                           SPA, the weighted average lives of the Class ___, Class ___ and Class ___ Certificates may be reduced. The ability to pay amounts sufficient to reduce the principal balances of the Class ___, Class ___ and Class ___ Certificates in accordance with their respective Targeted Principal Balances for a Distribution Date will not be enhanced by the averaging of high and low principal prepayments because any excess over such amounts will be distributed on each Distribution Date. In addition, because of the diverse remaining terms to maturity of the Mortgage Loans [(which will include recently originated Mortgage Loans)] the Class ___, Class ___ and Class ___ Certificates may not be reduced to their Targeted Principal Balances, even if prepayments occur at a constant level of __% SPA.]

                           [COMPANION CLASSES TO TACS. Distributions of principal on the Class ___, Class ___, Class ___ and Class ___ Certificates will be very sensitive to the rate of prepayments of the Mortgage Loans because their monthly principal distributions will be limited to the excess, if any, of the Available Distribution Amount allocable as payments of principal on the _________ Certificates over the sum of the principal payments distributed to the Class ___, Class ___ and Class ___ Certificates. In particular, to the extent that prepayments result in the Available Distribution Amount allocable as payments of principal on the _________ Certificates equal to or less than the sum of the amounts sufficient to reduce the principal balances of the Class ___, Class ___ and Class ___ Certificates to their Targeted Principal Balances specified for any Distribution Date, the Class ___, Class ___, Class ___ and Class ___ Certificates will receive no principal distribution on such Distribution Date.
                           To the extent that prepayments result in the Available Distribution Amount allocable as payments of principal on the __________ Certificates in excess of such sum on any Distribution Date, such excess will be applied to the Class ___, Class ___, Class ___ and Class ___ Certificates as described herein.]

LIQUIDITY..................There is currently no secondary market for the
                           Certificates, and there can be no assurance that one will develop. Bear, Stearns & Co. Inc. intends to establish a market in the [Offered] Certificates, but is not obligated to do so. There is no assurance that any such market, if established, will continue. Each Certificateholder will receive monthly reports pertaining to the Certificates as described under "Description of the Certificates--Reports to Certificateholders" in the Prospectus. There are a limited number of sources which provide certain limited information about mortgage pass-through certificates in the secondary market, and there can be no assurance that any of these sources will provide information about the Certificates.
                           Investors should consider the effect of limited information on the liquidity of the Certificates.

OPTIONAL TERMINATION.......On any Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than [5][10]% of the aggregate unpaid principal balance of the Mortgage Pool as of the Cut-Off
                           Date, BSCMSI or its designee may repurchase from the Trust Fund all Mortgage Loans remaining outstanding at a purchase price equal to the unpaid principal amount of such Mortgage Loans, plus accrued interest thereon at the applicable Mortgage Interest Rate to the next Due Date. The Trust Fund may also be terminated and the Certificates retired on any Distribution Date upon BSCMSI's determination, based upon an opinion of counsel, that the REMIC status of the Trust Fund has been lost or that a substantial risk exists that such status will be lost for the then current taxable year. Upon termination, the Certificateholders will receive the Certificate Principal Amount of the Certificates plus accrued interest thereon. See "Description of the Certificates--Optional Termination" herein.

MONTHLY ADVANCES...........The Master Servicer will be obligated to advance delinquent scheduled payments of principal and interest [(other than Balloon Payments)] on the Mortgage Loans under certain circumstances (each such advance, a "Monthly Advance"). See "Servicing of the Mortgage Loans--Monthly Advances" herein.

CERTAIN FEDERAL INCOME
  TAX CONSEQUENCES.........An election will be made to treat certain of the assets of the Trust Fund as a REMIC for federal income tax purposes. The Regular Certificates (i.e., all Certificates other than the Class A-R1 Certificates) will represent beneficial interests in, and Holders thereof will be taxed as if they directly owned, (i) corresponding classes of "regular interests" in the REMIC (the "Regular Interests") which will be designated as "regular interests" in the REMIC and [in the case of a transaction providing for yield supplement agreements] (ii) yield supplement agreements in the form of interests in the right to amounts available to be withdrawn from the Reserve Fund in respect of Basis Risk as defined herein. The Class A-R1 Certificates will be designated as the "residual interest" (the "REMIC Residual Certificates") in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus and "Restrictions on Purchase and Transfer of the Class A-R1 Certificates" herein.

ERISA CONSIDERATIONS.......[THE PROSPECTUS SUPPLEMENT FOR A PARTICULAR SERIES OF
                           CERTIFICATES WILL INDICATE WHICH CLASSES, IF ANY,
                           MAY BE ELIGIBLE FOR INVESTMENT BY CERTAIN EMPLOYEE BENEFIT AND OTHER PLANS, AS MORE FULLY DESCRIBED IN SUCH PROSPECTUS SUPPLEMENT. THE FOLLOWING IS EXEMPLARY LANGUAGE WHERE CERTAIN CLASSES OF CERTIFICATES MAY BE ELIGIBLE FOR INVESTMENT BY SUCH PLANS.]

                           Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended("ERISA"), should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the Certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans not subject to ERISA, but which are subject to Section 4975 of the Code, such as individual retirement accounts and Keogh plans covering only a sole proprietor or partners (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the Certificates will cause the assets of the Trust Fund ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth in 29 C.F.R. Section Section 2510.3-101
                           (the "Plan Asset Regulations"), thereby subjecting the Trustee to the fiduciary investment standards of ERISA and the Plan to the prohibited transaction rules with respect to the Trust Assets, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets unless some exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the Certificates.

                           Prohibited Transaction Exemption 90-30 may be applicable to the Class A Certificates. However, as each of the Class B and Class C Certificates may be considered subordinated, the exemptions used to date applying to mortgage pool pass-through certificates may not apply to these Classes of Certificates, although other exemptions based on the Plan investor's status may be available. See "ERISA Considerations" herein and in the Prospectus. The Class B and Class C Certificates may not be acquired by or on behalf of a "benefit plan investor" as described in or subject to the Plan Asset Regulations, unless a Benefit Plan Opinion is provided to the Trustee and the Certificate Administrator as described in "ERISA
                           Considerations" herein.

RESTRICTIONS ON PURCHASE
  AND TRANSFER OF THE
  CLASS A-R1 CERTIFICATES..The Class A-R1 Certificates are not offered for sale to certain tax-exempt organizations that are "disqualified organizations" as defined in "Certain Federal Income Tax Consequences--Transfers of
                           REMIC Residual Certificates--Tax on Disposition of REMIC Residual Certificates; Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Such "disqualified organizations" are prohibited from acquiring or holding any beneficial interest in the Class A-R1 Certificates. Further, neither the Class A-R1 Certificates nor any beneficial interest therein may be sold or otherwise transferred without the express written consent of Bear Stearns Securities Administration Corporation, an affiliate of BSCMSI (the "Tax Matters Person"), which will be withheld only to avoid a risk of REMIC disqualification or REMIC-level tax, and in any event may not be sold to disqualified organizations. See "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Certificates--Tax on Disposition of Transfers of REMIC Residual Certificates; Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus and "Restrictions on Purchase and Transfer of the Class A-R1 Certificates" herein. Finally, unless the Tax Matters Person consents in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Class A-R1 Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to federal income tax regardless of the source of its income. For certain additional tax-related restrictions on the transfer of the Class A-R1 Certificates, see "Certain Federal
                           Income Tax Consequences--REMIC Residual Certificates --Mismatching of Income and Deductions; Excess Inclusions" and "Certain Federal Income Tax Consequences--Foreign Investors--REMIC Residual
                           Certificates" in the Prospectus.

RATING.....................It is a condition to their issuance that each Class of Certificates receives the rating set forth below from _________ ("________") and -------------
                           ("---------"). _________ and ____________ are
                           referred to herein as the "Rating Agencies."

                            CLASS                     RATING
                            -----                     ------

                           Class A Certificates    [  ]   [  ]
                           Class B Certificates    [  ]   [  ]
                           Class C Certificates    [  ]   [  ]

                           A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not represent any assessment of the likelihood of principal prepayments on the Mortgage Loans or of the degree to which such prepayments might differ from those originally anticipated. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield. See
                           "Rating" herein.

LEGAL INVESTMENT...........The [Offered] Certificates [(other than the Class
                           _______ Certificates)] will constitute "mortgage related securities" for purposes of SMMEA and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. Certain states have enacted legislation overriding the legal investment provisions of SMMEA. [The Class ____ Certificates will not constitute "mortgage related securities" under SMMEA (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant Interpretive Uncertainties.]

                           All investors whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Certificates. Any such investor should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Certificates. See "Legal Investment Considerations" herein and "Legal Investment" in the Prospectus.

RISK FACTORS...............See "Risk Factors" herein for a discussion of certain material factors that should be considered in connection with an investment in the [Offered] Certificates.

                                  RISK FACTORS

     Prospective investors should consider, among other things, the following factors in connection with an investment in the Certificates.

LIMITED LIQUIDITY

     There is currently no secondary market for the Certificates and there can be no assurance that one will develop. The Underwriter intends to make a market in the [Offered] Certificates [(other than the Class [ ] Certificates)], but is not obligated to do so. There can be no assurance that any such market, if established, will continue.

LIMITED OBLIGATIONS

     The Certificates will not represent an obligation of, or interest in, the Depositor, the Master Servicer, the Special Servicer, any Mortgagor or any Lessee. Similarly, neither the Certificates nor the underlying Mortgage Loans or any Leases will be insured or guaranteed by any governmental entity, the Depositor, the Master Servicer, the Special Servicer, the Trustee or any of their affiliates, or any other person. Distributions on the Certificates will be payable solely from the assets of the Trust Fund and from the credit enhancement described herein. See "Description of the Certificates--Distributions" herein.

PREPAYMENT CONSIDERATIONS

     The payment experience on the Mortgage Loans will affect the actual payment experience on and the weighted average life of each Class of Certificates and, accordingly, may affect its respective yield. Prepayments on the Mortgage Loans will be influenced by the prepayment provisions of the Mortgage Loans and may also be affected by a variety of economic, geographic and other factors, including the difference between the applicable Mortgage Interest Rate and prevailing mortgage rates (giving consideration to the cost of refinancing). In general, if prevailing mortgage interest rates fall below the interest rates on the Mortgage Loans, the rate of prepayment would be expected to increase. Conversely, if prevailing mortgage interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. [As specified herein, certain of the Mortgage Loans prohibit principal prepayments in whole or in part for specified periods (the "Lock-Out-Periods") and certain of the Mortgage Loans impose fees as a condition to full or partial prepayment. Under certain circumstances, the enforcement of Lock-Out Period provisions and the payment of prepayment fees may be waived by the Master Servicer. See " ."]

     In some circumstances, condemnation (or taking in lieu of condemnation) of Mortgaged Properties, casualty losses on Mortgaged Properties or acceleration of the payments due under Mortgage Loans by reason of default may also result in principal prepayments at any time with or without payment of a prepayment fee.

     Since prepayments on the Mortgage Loans (including prepayments resulting from modifications, defaults or liquidations or repurchases due to certain breaches of representations and warranties) and other principal payments on the Mortgage Loans are initially directed to reduce the respective Certificate Principal Amounts of the Class A Certificates, principal prepayments on the Mortgage Loans will have a disproportionately greater tendency to shorten the weighted average lives of the Class A Certificates relative to the Class B and Class C Certificates and to shorten the weighted average lives of the Class B Certificates relative to the Class C Certificates.

     [In contrast, [a substantial portion of] the excess of interest due on the Mortgage Loans, net of servicing compensation and certain other fees and expenses, over interest due on the Certificates will generally be applied to the Class ___ Certificates as described herein under "Description of the Certificates--Distributions--Allocation Among Classes." Accordingly, while the amount of such excess interest will generally be affected primarily by changes in interest rates and the interest rate adjustment terms of the Mortgage Loans as described below under "--Basis Risk Shortfalls," any payment experience which would reduce such excess interest, including prepayments, will have a tendency to extend the weighted average lives of the Class ___ Certificates. Likewise, any payment experience which would increase such excess interest will have a tendency to shorten the weighted average lives of the Class ___ Certificates and to extend the weighted average lives of the Class ___ Certificates. The level of such excess interest will also be affected by other factors described below under "--Basis Risk Shortfalls" and under "Description of the Certificates--Distributions--Basis Risk" herein.]

     Any changes in weighted average life may adversely affect the yield to the related Class of Certificateholders. Prepayments resulting in shortening the weighted average life of any Class of Certificates may be made at a time of low interest rates when a Certificateholder may be unable to reinvest the resulting payments of principal at a rate comparable to the Pass-Through Rate payable on such Certificates, while delays and extensions resulting in a lengthening of such weighted average life may occur at a time of high interest rates when a Certificateholder may have been able to reinvest principal payments that would otherwise have been received by it at higher rates. [In contrast, because the Class [ ] Certificates are being offered at a discount, and because the Class [ ] Certificates are being offered at a premium, their effective yields will depend to a significant extent on the rate at which any excess interest is collected and applied to make distributions of principal in respect of such Classes of Certificates as described above.] The yield on the Class [ ] Certificates may be adversely affected to the extent their weighted average lives are extended due to a reduction in such excess interest and the yield on the Class [ ] Certificates may adversely affected to the extent their weighted average lives are shortened due to an increase in such excess interest. See "Yield, Prepayment and Maturity Considerations" and "The Trust Fund" herein.

MORTGAGOR DEFAULT

     Loans secured by multifamily and commercial properties are generally viewed as exposing the lender to a greater degree of loss than loans secured by one- to four-family residences. Multifamily and commercial loans also typically involve larger loans to a single obligor or groups of related obligors than residential one- to four-family mortgage loans.

     The repayment of multifamily and commercial loans, which generally are secured by income-producing properties, is typically more dependent upon the successful operation of the related real estate project than upon the liquidation value of the underlying real estate. Also, for adjustable rate Mortgage Loans, an increase in the Mortgage Interest Rate will increase the debt service and possibly impair the Mortgagor's ability to repay the Mortgage Loan. Net operating income from a real estate project may be reduced, and a Mortgagor's ability to repay the loan impaired, as a result of an increase in vacancy rates for the project, a decline in rental rates as leases are renewed or entered into with new tenants, an increase in operating expenses of the project and/or an increase in capital expenditures needed to maintain the project and make improvements required by tenants.

     The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including (i) changes or continued weakness in general or local economic conditions and/or specific industry segments, (ii) declines in real estate values or declines in rental or occupancy rates, (iii) increases in interest rates, real estate and personal property tax rates, energy costs and other operating expenses, (iv) the availability of commercial real estate financing, (v) changes in governmental rules, regulations and fiscal policies, including environmental legislation,
(vi) acts of God and (vii) other factors which are beyond a Mortgagor's control. Although the Master Servicer or the Special Servicer is obligated to cause standard hazard insurance to be maintained with respect to each Mortgage Loan, insurance with respect to extraordinary hazards such as earthquakes and floods is generally not required to be maintained, and insurance is not available with respect to many of the other risks listed above. Further, standard hazard insurance policies do not ordinarily cover damages sustained during hurricanes and tornadoes, unless such damage is attributable to wind, and no special hazard insurance insuring against such losses will ordinarily be required to be maintained.

     Even where the net operating income generated by a Mortgaged Property is currently sufficient to cover debt service payments on the related Mortgage Loan, there can be no assurance that this will continue to be the case in the future. In the case of Mortgage Loans that are secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant, a decline in the financial condition of the Mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

LIMITED OBLIGATIONS OF MORTGAGOR

     [The] [A substantial portion of the] Mortgage Loans are nonrecourse loans. Accordingly, in the event of a Mortgagor default, recourse may be had only against the Mortgaged Property pledged to secure such Mortgage Loan, and not against the Mortgagor's other assets. In the event of a default on a scheduled payment of principal or interest by the Mortgagor, the Master Servicer may proceed to foreclose on the defaulted Mortgage Loan. Because under the terms of a non-recourse Mortgage Loan the Master Servicer may not seek a deficiency judgment against the Mortgagor for nonpayment of such Mortgage Loan except in limited circumstances, Certificateholders may experience losses if the proceeds from the disposal of the Mortgaged Property are less than the aggregate principal amount of the Mortgage Loan that such Mortgaged Property secured, the interest and other charges due and owing under the related Mortgage Note and the aggregate amount of expenses incurred and to be incurred by the Master Servicer in connection with such foreclosure. [To the extent a Mortgage Loans is cross-collateralized, losses on the disposition of a given Mortgaged Property may be recovered from payments with respect to another Mortgaged Property securing the same Mortgage Loan.]

     [With respect to those Mortgage Loans that provide for recourse against the Mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.]

BALLOON LOANS

     As described herein, approximately __% of the Mortgage Loans, measured by aggregate Scheduled Principal Balance as of the Cut-Off Date, will not fully amortize over their terms to maturity or may provide for mandatory prepayment at the time of the scheduled expiration of a related Lease and, accordingly, will generally require a substantial payment (a "Balloon Payment") at their stated maturity or at the time of Lease expiration (such Mortgage Loans, the "Balloon Loans"). In addition, certain Mortgage Loans provide for monthly (or other periodic) payments of interest at a rate less than the Mortgage Interest Rate for such Mortgage Loan for some portion of the Mortgage Loan term. The principal balance of such Mortgage Loan would be increased periodically by an amount equal to such difference, resulting in negative amortization. Accordingly, such Mortgage Loans could also have Balloon Payments due at their respective stated maturities. [The Agreement permits the Master Servicer to modify a Mortgage Loan to create or increase existing Balloon Payments.] Balloon Loans involve a greater degree of risk than fully amortizing Mortgage Loans because the ability of a Mortgagor to make a Balloon Payment typically will depend upon its ability either to sell or refinance the related Mortgaged Property.

     The ability of a Mortgagor to make a Balloon Payment will be affected by the value of the related Mortgaged Property at the time the Balloon Payment is due, which in turn will depend on a number of factors, including (i) whether, on what terms and to whom such Mortgaged Property is leased, (ii) the ability of the Mortgagor to extend the related Lease (and the willingness of the Lessee to extend such Lease), or to substitute another comparable lessee, on favorable lease terms, including comparable levels of rent, (iii) the value of such Mortgaged Property, (iv) the Mortgagor's equity in the Mortgaged Property (v) the economic conditions of the area in which such Mortgaged Property is located,
(vi) the supply of and demand for commercial and/or multifamily properties in the area that are similar to such Mortgaged Property, (vii) local zoning changes, (viii) real estate capitalization rates, (ix) tax laws, (x) the availability of credit for commercial and/or multifamily residential real estate projects generally, (xi) the level of available mortgage interest rates, and
(xii) the performance of the Master Servicer in overseeing the maintenance of such Mortgaged Property.

DEFAULTED MORTGAGE LOANS

     In the case of defaults, recovery of proceeds may be delayed by, among other things, compliance with foreclosure laws, bankruptcy of the Mortgagor or adverse conditions in the market where the Mortgaged Property is located. Delays in liquidations of defaulted Mortgage Loans and modifications extending the maturity of Mortgage Loans will tend to extend the payment of principal of the Mortgage Loans. To produce a greater recovery [on a present value basis] on defaulted Mortgage Loans, the [Master Servicer] [Special Servicer] has considerable flexibility under the Agreement to extend or modify Mortgage Loans which are in default or as to which a payment default is reasonably foreseeable, including in particular, with respect to Balloon Payments. More specifically, subject to the overall goal of providing a greater recovery [on a present value basis] from the defaulted Mortgage Loans than would result from foreclosure and to certain conditions set forth in the Agreement, the [Master Servicer] [Special Servicer] has the power, among other things, to forgive permanently the payment of principal or interest or both, to lower or modify the Mortgage Interest Rate or the rate at which interest is currently required to be paid or to modify the schedule for payments of principal and interest. Any extension of the scheduled maturity date of a Mortgage Loan may cause the weighted average lives of the Certificates to be longer than if such Mortgage Loan had paid under its original terms. [The flexibility of the [Master Servicer] [Special Servicer] is limited by the need to preserve the status of the Trust Fund as a REMIC.]

     [The Special Servicer will receive a Workout Fee (as defined under "Servicing of the Mortgage Loans--Servicing Compensation and Payment of Expenses" herein) which is based on receipts from or proceeds of Mortgage Loans for which it is acting as Special Servicer. While such flexibility with respect to modifications and payment of compensation to the Special Servicer in the form of a Workout Fee is designed to increase the present value of receipts from or proceeds of Mortgage Loans which are in default or as to which default is reasonably foreseeable, there can be no assurance that it will do so. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" and "--Servicing and Other Compensation and Payment of Expenses" herein and in the Prospectus.]

ENVIRONMENTAL CONSIDERATIONS

     Environmental conditions may diminish the value of the Mortgage Loans and give rise to liability of various parties. There are many federal and state environmental laws concerning hazardous waste, hazardous substances, gasoline, asbestos, radon and other materials which may affect a Mortgaged Property securing a Mortgage Loan. For example, under the federal Comprehensive Environmental Response Compensation and Liability Act, as amended, and possibly under state law in certain states, a secured party that takes a deed in lieu of foreclosure or purchases a mortgaged property at a foreclosure sale may become liable in certain circumstances for the costs of a remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial. It is possible that such costs could become a liability of the Trust Fund and reduce the amounts otherwise distributable to the Certificateholders if a Mortgaged Property securing a Mortgage Loan became the property of the Trust Fund in certain circumstances and if such Cleanup Costs were incurred. Moreover, certain state statutes impose a lien for any Cleanup Costs incurred by such state on the property that is the subject of such Cleanup Costs (a "Superlien"). All subsequent liens on such property are subordinated to such Superlien and, in some states, even prior recorded liens on such property are subordinated to such Superliens. In the latter states, the security interest of the Trustee in a property that is subject to such a Superlien could be adversely affected.

     [At the time the Mortgage Loans were originated it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.]

     [The Agreement provides that the Special Servicer [may] [shall], at the expense of the Trust Fund, obtain an environmental assessment with respect to any Mortgaged Property prior to acquiring title thereto or assuming its operation. If such an assessment is to be provided, enforcement of the security for the related Mortgage Note is effectively precluded until a satisfactory environmental assessment is obtained or any required remedial action is taken, reducing the likelihood that the Trust Fund will become liable for any Cleanup Costs relating to a Mortgaged Property, but making it more difficult to foreclose. However, there can be no assurance that the requirements of the Agreement will in fact insulate the Trust Fund from liability for Cleanup Costs.]

ENFORCEABILITY

     [Each Mortgage Loan contains] [Substantially all of the Mortgage Loans contain] a due-on-sale clause, which generally provides that if the Mortgagor sells, transfers or conveys the related Mortgaged Property, the loan or contract may be accelerated by the mortgagee or secured party. Due-on-sale clauses are generally enforceable subject to certain exceptions. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Mortgage Loans--Due-on-Sale Clauses" in the Prospectus.

     [Each Mortgage Loan also includes] [Substantially all of the Mortgage Loans also include] a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the Mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after the giving of appropriate notices. The equity courts of a state, however, may refuse to permit the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     [As described herein, certain Mortgage Loans are also secured by an assignment of leases and rents pursuant to which the Mortgagor assigns its right, title and interest as landlord under all leases of the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan[, while retaining a license to collect rents for so long as there is no default]. [If the Mortgagor defaults, the license terminates and the lender is entitled to collect rents.] [With respect to certain of the Mortgage Loans secured by an assignment of lease, the lessor also has assigned to the Master Servicer the right to collect rent and other expenses directly from the related Lessee.] Such assignments are typically not perfected as security interests prior to actual possession of the cash by the lender. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. Some bankruptcy courts have held that a lender's security interest in rents, income and profits generated by a hotel or motel does not include room revenues. Such courts have characterized room revenues as accounts receivable, entitling the Mortgagor to use the cash without the consent of the lender. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents" in the Prospectus.]

[PRIORITY OF PAYMENTS

     All amounts received on or in respect of the Mortgage Loans in Mortgage Loan Groups 1 and 2 [(including related payments from Credit Enhancement)] will be applied first to interest on each Class of Commercial Certificates and then to principal distributable with respect to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, and only thereafter will be applied to principal then distributable with respect to the Class B and Class C Certificates. All amounts received on or in respect of the Mortgage Loans in Mortgage Loan Groups 3 and 4 [(including related payments from Credit Enhancement)] will be applied first to interest and then to principal distributable with respect to the Multifamily Certificates and only thereafter may be available for application to amounts then distributable with respect to the Commercial Certificates. Principal distributable on the Multifamily Certificates generally will include all principal received, due (other than Balloon Payments) but not received, or deemed to be due, on the Groups 3 and 4 Mortgage Loans. Furthermore, pursuant to the subordination of the Class B and Class C Certificates to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, remaining amounts received on or with respect to Mortgage Loans in Mortgage Loan Groups 3 and 4, otherwise allocable to such subordinated Classes, will first be applied to cover any shortfalls in minimum distribution to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates to the extent amounts received on or with respect to the Mortgage Loans in Mortgage Loan Groups 1 and 2 are not sufficient therefor before allocation thereof to the Class B and Class C Certificates.

     In no event will amounts received on or with respect to the Mortgage Loans in Mortgage Loan Groups 1 and 2 be available to make distributions to the Multifamily Certificates, and, accordingly, the Class B and Class C Certificates could receive distributions from such amounts at times when the Multifamily Certificates are not receiving minimum distributions in full.

     Distributions of principal with respect to the Class B and Class C Certificates will be subordinate to distributions of principal with respect to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates to the extent that no distribution of principal is permitted to be made with respect to the Class B and Class C Certificates on any Distribution Date until principal then payable to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates have been paid. [Repeat for each additional subordinate Class.]

     To the extent interest distributable in respect of a Class of Certificates on any Distribution Date is not paid as a result of the foregoing priorities or otherwise, the amount of such interest will be added to amounts of interest to be distributed on subsequent Distribution Dates. See "Description of the Certificates--Distributions" herein.]

     [IN ADDITION TO THE RISK FACTORS DESCRIBED IN THIS ILLUSTRATIVE FORM OF PROSPECTUS SUPPLEMENT, THE FOLLOWING DISCUSSION SETS FORTH EXAMPLES OF RISK FACTORS FOR OTHER TYPES OF CLASSES AND MORTGAGE ASSETS.]

[DELINQUENT MORTGAGE LOANS; MATURED PERFORMING MORTGAGE LOANS

     Included in the Trust Fund are Mortgage Loans that, as of the Cut-Off Date, had up to ____ Monthly Payments past due [and Mortgage Loans that, as of the Cut-Off Date, were delinquent as to their Balloon Payments but as to which the related Mortgagors continue to make Monthly Payments]. The Trust Fund includes Mortgage Loans that have had one or more delinquencies during the 12 month period immediately preceding the Cut-Off Date.

     As of the Cut-Off Date, no Mortgage Loan has ___ or more Monthly Payments past due. As of the Closing Date, all Monthly Payments due on any Mortgage Loan on or before __________, 199_ will have been made. [____ Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $_____, representing ____% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, will have a Monthly Payment which is more than 60 days past due at the Closing Date if no Monthly Payments are received on such Mortgage Loans from the Cut-Off Date to the Closing Date.]

     ____ Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $______, representing ____% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, are Mortgage Loans that are delinquent as to their Balloon Payments as of the Cut-Off Date, that have not yet been the subject of modification as a consequence thereof and on which the Mortgagors continue to make Monthly Payments in accordance with their original terms ("Matured Performing Mortgage Loans"). Matured Performing Mortgage Loans that do not contain principal amortization schedules are expected to be modified to provide for extended maturity dates. See "The Trust Fund--The Mortgage Collateral" herein and "The Trust Fund" in the Prospectus.

     Investors should consider the risk that the inclusion of delinquent Mortgage Loans [and Matured Performing Mortgage Loans] in the Mortgage Pool may affect the rate of defaults and prepayments on the Mortgage Loans and the yield on the Offered Certificates. See "Yield, Prepayment and Maturity Considerations" herein.]



[BASIS RISK SHORTFALLS

     Under certain circumstances, interest accrued on the Certificates as of any Distribution Date could exceed interest (net of applicable servicing fees [, fees for Credit Enhancement] and fees due the Trustee) accrued on the Mortgage Loans. Such a shortfall could arise due to, among other things, variations in the difference between [LIBOR] and the indexes for the Group 2 and Group 4 Mortgage Loans, variations in interest rate adjustment dates and interest rate maximums for such Mortgage Loans relative to those for the Floating Rate Certificates, differences in the number of days for interest accrual periods for payments on Mortgage Loans and Interest Accrual Periods for corresponding Distribution Dates for the Certificates, the existence of fixed rate Group 1 or Group 3 Mortgage Loans with Net Mortgage Interest Rates (as defined herein under "Description of the Certificates--Distributions--Generally"), and adjustable rate Group 1 or Group 3 Mortgage Loans with Floor Interest Rates, that could result in weighted average Net Mortgage Interest Rates that are below the Pass-Through Rates for the applicable Fixed Rate Certificates, conversion of certain adjustable rate Mortgage Loans to fixed rate Mortgage Loans, and net shortfalls in interest collected on Principal Prepayments or Balloon Payments. [Whatever their source, Basis Risk Shortfalls will be incurred by the Classes of Floating Rate Certificates, pro rata.] [The Reserve Fund will be available to cover shortfalls due to Basis Risk.] Any such amounts will be applied, first, to such shortfalls incurred by the Class ___ Certificates[, second to such shortfalls incurred by the Class ___ Certificates] and last to such shortfalls incurred by the Class ___ Certificates. See "Description of the Certificates--Distributions--Basis Risk" herein.]

[GEOGRAPHIC CONCENTRATION

     Approximately [ ] Mortgage Loans, representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by Mortgaged Properties located in the State of __________. [Improvements on Mortgaged Properties located in __________ may be more susceptible to certain types of special hazards not covered by insurance (such as earthquakes) than properties located in other parts of the country.] In addition, the economy of the State of __________ may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such states. Moreover, in recent periods, several regions of the United States (including __________) have experienced significant downturns in the market value of real estate. [Because of the relative lack of geographic diversity in the Mortgage Loan Groups, losses on the related Mortgage Loans may be higher than would be the case if such Mortgage Loan Groups were more diversified.]

[MORTGAGE LOAN CONCENTRATION

     Approximately ___ Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-Off Date greater than ________ comprise approximately __% of the aggregate Scheduled Principal Balance of the Mortgage Loans. As a result of this relative concentration of the Mortgage Loans, losses or prepayments on, or modifications of (including an extension of the maturity date), any such Mortgage Loans are likely to have a greater effect on the yield to Certificateholders or the anticipated weighted average lives of the Certificates than might otherwise be the case had such concentration not existed.]

[SPECIAL PURPOSE PROPERTIES

     Certain of the Mortgaged Properties were constructed to meet the requirements of specific Lessees. Accordingly, some of the Mortgaged Properties may incorporate certain design features relating to the needs or preferences of the related Lessees. Additionally, certain of the Mortgaged Properties were constructed for a specific business purpose (I.E., nursing homes and motels), which would render such Mortgaged Properties unsuitable for other business purposes. If such Lessees do not renew their Leases or default under the Leases, there is a possibility that such design features or specific business purposes could impair the ability of the Mortgagor to re-let such properties to other tenants.]

[SINGLE-TENANT PROPERTIES; TENANT BANKRUPTCY

     As set forth herein, certain of the Mortgage Loans are secured by Mortgaged Properties leased to a single tenant. A decline in the financial condition of such tenant may have a disproportionately greater effect on the net operating income from such property than would be the case with respect to a property with multiple tenants. See "The Trust Fund" herein. For a discussion of the impact of a tenant's bankruptcy on the related Lease, see "Certain Legal Aspects of the Mortgage Loans and Leases--Bankruptcy Laws" in the Prospectus.]

[LESSOR'S OBLIGATIONS; OFFSETS; TERMINATION RIGHTS

     [Description of terms and conditions of those Leases which contain a right of the tenant to offset against such tenant's rental obligations amounts expended by such tenant in satisfaction of the landlord's obligations under such Leases. Also description of those Leases which obligate the landlord to make payments with respect to the Mortgaged Properties, E.G., to insure the structural integrity of the Mortgaged Property, etc. Also description of those Leases that allow the tenant to terminate such Lease in the event of certain breaches by the landlord or the occurrence of certain events (E.G., casualty loss and condemnation).]

[BANKRUPTCY CONSIDERATIONS

     BSCMSI believes that the transfers by the Seller of the Mortgage Loans to BSCMSI, the simultaneous transfer of the Mortgage Loans by BSCMSI to the Trust Fund and the sale of the Certificates should be treated as absolute and unconditional sales. However, in the event of the bankruptcy of the Seller or BSCMSI, a court, a creditor or other party in interest, or a trustee in bankruptcy, among other remedies, could attempt to recharacterize the sale of the related Mortgage Loans by the Seller to BSCMSI and by BSCMSI to the Trust Fund as a borrowing by the Seller or BSCMSI, as the case may be, secured by a pledge of such Mortgage Loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Certificates and could result, if ultimately successful, in payment of reduced amounts on the Certificates. If such an attempt were successful, a court, among other remedies, could elect to accelerate payment of such Certificates and liquidate the Mortgage Loans, with the holders of such Certificates entitled to the then outstanding principal balance thereof and interest thereon at their applicable Pass-Through Rates to the date of payment (or, under certain circumstances, to the date of the appointment of a trustee in bankruptcy). Thus, the holders of Certificates could lose the right to future payments of interest and might incur reinvestment losses in a lower interest rate environment. Certain tax and governmental liens and certain administrative expenses of the trustee in bankruptcy might have priority over the interest of the Trust Fund in the Mortgage Loans, or the proceeds from the liquidation of the Mortgage Loans may not be sufficient to pay the outstanding principal balance of, and interest on, the Certificates.]


                         DESCRIPTION OF THE CERTIFICATES

     The Certificates are to be issued pursuant to the Agreement, dated as of the Cut-Off Date, among BSCMSI, the Master Servicer, the Special Servicer and the Trustee. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Agreement and the Certificates. The Trustee will provide Certificateholders without charge, on written request, a copy of the Agreement. Requests should be addressed to _____________, Attention: ___________, or by calling ( ) - .

GENERAL

     The Certificates will represent, in the aggregate, the entire beneficial ownership interest in the Trust Fund consisting primarily of, among other things, the Mortgage Loans, together with payments thereon, and certain other assets, including [the Reserve Fund established with respect to the Certificates,] [the insurance policies,] [the Credit Enhancement devices set forth herein]; however, the Class A-3A, Class A-3B and Class A-4 Certificates do not represent a beneficial ownership interest in any Mortgage Loans other than Eligible Multifamily Mortgage Loans.

     Each Class of Book-Entry Certificates will be represented initially by a single certificate registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC"), except for one Certificate of each such Class which may be issued as a Definitive Certificate (as defined below) in an initial principal amount of less than $1,000. No person acquiring an interest in the Book-Entry Certificates (a "Certificate Owner") will be entitled to receive a certificate representing such person's interest in the Trust Fund, except in the event Definitive Certificates are issued under the limited circumstances set forth below under "--Definitive Certificates." Unless and until Definitive Certificates are issued, all references to actions by holders of Book-Entry Certificates shall refer to actions taken by DTC upon instructions from its Participants (as defined under "--Book-Entry Registration" below), and all references herein to distributions, notices, reports and statements to holders of Book-Entry Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures.

     The Class A-1R Certificates will be issued in certificated, fully-registered form in minimum denominations of $___ and increments of $___ in excess thereof.

     Distributions of principal and interest as set forth below initially will be made by the Trustee to Cede, as the registered holder of the Book-Entry Certificates, and to the holders of the Class A-1R Certificates. Upon the issuance of Definitive Certificates to persons other than Cede, distributions will be made by the Trustee to the persons in whose names such Certificates are registered at the close of business on each Record Date, which will be the last Business Day (as defined below) of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register to be maintained in accordance with the provisions of the Agreement or (ii) upon timely receipt by the Trustee of written instructions from a Certificateholder holding Certificates representing an initial aggregate Certificate Principal Amount of not less than $1,000,000, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificate-holders of such final payment.

     A "Business Day" is a day other than Saturday, Sunday, or a day on which banking institutions in the State of ___________________ or The City of New York are authorized or obligated by law or executive order to be closed.

BOOK-ENTRY REGISTRATION

     DTC is a limited purpose trust company organized under the laws of the State of New York and is a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including Bear, Stearns & Co. Inc.), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Certificate Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, Certificate Owners will receive all distributions of principal and interest on the Book-Entry Certificates through Participants. Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded to Cede, as a nominee for DTC. DTC will forward such payments to is Participants, which thereafter will forward them to Indirect Participants or Certificate Owners. It is anticipated that, except as provided below under "--Definitive Certificates," the only "Certificateholder" with respect to the Book-Entry Certificates will be Cede, as nominee of DTC. Certificate Owners will not be recognized by the Trustee as Certificateholders, as such term is used in the Agreement, and Certificate Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC will be required to make book-entry transfers of Book-Entry Certificates among Participants and to receive and transmit distributions of principal of, and interest on, Book-Entry Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess physical certificates, the Rules provide a mechanism by which Participants and Certificate Owners will receive payments and will be able to transfer their interests.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, and on behalf of certain banks, the ability of a Certificate Owner to pledge Book- Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book- Entry Certificates, may be limited due to the absence of physical certificates for such Book-Entry Certificates.

     DTC has advised BSCMSI that it will take any action permitted to be taken by a holder of Book-Entry Certificates under the Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised BSCMSI that it will take such action where the consent of specified percentages of the Book-Entry Certificates is required under the Agreement only at the direction of and on behalf of Participants whose interests represent such specified percentages. DTC may take conflicting actions on behalf of other Participants.

     Neither BSCMSI, the Servicer nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE CERTIFICATES

     Except for the Class A-1R Certificates and in the case of a single Certificate of each class of Book-Entry Certificates issued in an original dollar denomination of less than $1,000, Certificates will be issued in fully registered, certificated form ("Definitive Certificates") to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) BSCMSI advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Certificates and BSCMSI is unable to locate a qualified successor within 30 days or (ii) BSCMSI, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either event described in clause (i) or (ii) of the immediately preceding paragraph, the Trustee is required to notify DTC, which in turn will notify all Certificate Owners through Participants, of the availability of Definitive Certificates. Upon surrender by Cede, as nominee of DTC, of the Definitive Certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Certificate Owners. Under no circumstances will Definitive Certificates of any Class be issued in an amount representing an interest in, as of the Cut-Off Date, less than $______ principal amount of the respective Class of Book-Entry Certificate.

     Class A-1R Certificates and Definitive Certificates will be transferable and exchangeable on a "Certificate Register" to be maintained by the Trustee at the office or agency of the Trustee maintained for that purpose in _______. Class A-1R Certificates and Definitive Certificates surrendered to the Trustee for registration of transfer or exchange must be accompanied by a written instrument of transfer in form satisfactory to the Trustee. No service charge will be made for any registration of transfer or exchange of Class A-1R Certificates and Definitive Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required. Such office or agency of the Trustee is currently located at ____________________.

DISTRIBUTIONS

                     [SUBJECT TO REVISION FOR EACH SERIES.]

     Generally

     As more fully described below, distributions of principal and interest on the Certificates will be made on each Distribution Date in an aggregate amount, to the extent funds are available therefor from payments on the Mortgage Loans, Monthly Advances from the Servicer and draws on the Reserve Fund or other forms of Credit Enhancement], equal to [the sum of (i)] the Optimal Available Funds (as defined below) of the Mortgage Loan Groups, [net of certain reimbursements to the Reserve Fund,] [plus (ii) the Basis Risk Reserve Fund Draw Amount (as defined below under "--Basis Risk")] and certain past due amounts together with interest thereon as described herein. Such amount will be allocated among the different Classes of Certificates as described below under "--Allocation Among Classes." Such distributions will be made on each Distribution Date in accordance with the Agreement to each Certificateholder of record on the related Record Date. For each Distribution Date, the "Record Date" is the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

     On each Distribution Date, the Trustee will determine the Optimal Available Funds for each Mortgage Loan Group and will also determine the Group Available Funds (as defined below) for each such Mortgage Loan Group. The Group Available Funds for any Mortgage Loan Group may be less than receipts on the Mortgage Loans (excluding Amounts Held for Future Distribution (as defined below)) as the result of, among other things, payment of certain servicing and Trustee fees and expenses therefrom [payment of fees for Credit Enhancement] and for payment received on a Discounted Mortgage Loan (as defined herein under "--Discounted Mortgage Loans") after its Scheduled Principal Balance has been reduced to zero as described herein.

     To the extent the aggregate Group Available Funds of the Mortgage Loan Groups are insufficient to make a distribution in full of the aggregate Optimal Available Funds of the Mortgage Loan Groups, the Master Servicer will draw on the Collection Account, as directed by the Trustee, up to the amount of any additional funds held in such account as of the Distribution Date for distribution on a future Distribution Date ("Amounts Held for Future Distribution") (limited in the case of Mortgage Loan Groups 3 and 4, to the Amounts Held for Future Distribution received on Eligible Multifamily Mortgage Loans). In addition, Basis Risk Shortfalls (as defined herein under "--Basis Risk") may be covered by Basis Risk Reserve Fund Draw Amounts as described under "--Basis Risk" herein. [Description of other forms of Credit Enhancement to cover losses or shortfalls] The Group Available Funds for each Mortgage Loan Group, together with any Amounts Held for Future Distribution and Basis Risk Reserve Fund Draw Amounts allocated to such Mortgage Loan Group [and other forms of Credit Enhancement], represent the full amount available for distribution on a given Distribution Date with respect to such Mortgage Loan Group (the "Available Distribution Amount" for such Mortgage Loan Group).

     The "Group Available Funds" for each Mortgage Loan Group with respect to any Distribution Date will equal (a) the amount on deposit in the Collection Account with respect to the Mortgage Loans included in such Mortgage Loan Group (other than any investment income earned thereon) as of the close of business on the related Determination Date minus (b) the sum of (i) the portion of the amount described in clause (a) hereof that represents Monthly Payments received but due during any subsequent Due Period (or, with respect to Simple Interest Loans, that represents interest accrued on the Scheduled Principal Balance thereof after the Due Date in the related Due Period) and (ii) all other amounts related to such Mortgage Loan Group (or, if not related to a particular Mortgage Loan Group, as allocated to such Mortgage Loan Group pursuant to the Agreement) either not required to be deposited by the Master Servicer in the Collection Account or permitted or required to be withdrawn therefrom by the Master Servicer pursuant to the Agreement (including, among other things, servicing fees, [, fees for Credit Enhancement] fees due the Trustee and reimbursement for certain expenses of the Master Servicer or Special Servicer).

     The "Optimal Available Funds" for each Mortgage Loan Group for any Distribution Date will equal the sum of (i) the Optimal Mortgage Loan Interest for such Mortgage Loan Group and (ii) the Optimal Mortgage Loan Principal for such Mortgage Loan Group.

     The "Optimal Mortgage Loan Interest" for each Mortgage Loan Group on any Distribution Date will equal the excess, if any, of (x) the aggregate, for all Mortgage Loans in such Mortgage Loan Group, of interest accrued at the applicable Mortgage Interest Rate of each such Mortgage Loan, net of the applicable Servicing Fee Rate and Trustee's Fee Rate [describe any other applicable fees including fees for Credit Enhancement] (each as defined in the Agreement) (the "Net Mortgage Interest Rate") [(or, with respect to a Discounted Mortgage Loan that has been modified to change the Mortgage Interest Rate, the applicable Assumed Net Mortgage Interest Rate (as defined herein under "--Discounted Mortgage Loans"))] from the Due Date for such Mortgage Loan in the second preceding Due Period through the Due Date in the Due Period immediately preceding such Distribution Date on the applicable Scheduled Principal Balance (as defined below) as of the second preceding Determination Date, less any Interest Shortfall (as defined herein under "--Basis Risk") allocable thereto [or plus any Excess Prepayment Interest (as defined herein under "--Basis Risk") allocable thereto, as the case may be,] over (y) any Deferred Interest with respect to such Mortgage Loan Group.

     The "Optimal Mortgage Loan Principal" for each Mortgage Loan Group on any Distribution Date will equal the sum, for all Mortgage Loans in such Mortgage Loan Group, of:

               (i) the principal component of all scheduled Monthly Payments (as defined below) (other than Balloon Payments) which become due during the related Due Period on the related Mortgage Loan (other than Simple Interest Loans (as defined herein under "The Trust Fund--The Mortgage Collateral") and Discounted Mortgage Loans),

               (ii) the principal component of all Assumed Scheduled Payments (as defined below) deemed to become due during the related Due Period with respect to any related Balloon Mortgage Loan (other than a Discounted Mortgage Loan) that is delinquent in respect of its Balloon Payment,

               (iii) the Scheduled Principal Balance of each related Mortgage Loan as of the Determination Date in the month preceding the month in which such Distribution Date occurs which either was repurchased, was sold or became a Liquidated Mortgage Loan (as defined herein under ["--Allocation of Losses"]) during the related Prepayment Period,

               (iv) to the extent not included in the preceding clause (ii), the principal component of all Balloon Payments on any related Mortgage Loan, up to the Scheduled Principal Balance thereof, received during the related Prepayment Period,

               (v) the portion of each payment of any Simple Interest Loan (other than a Discounted Mortgage Loan that is a Simple Interest Loan) attributable to principal received during the related Prepayment Period,

               (vi) to the extent not included in the preceding clause (iii), all other full or partial prepayments of principal or other recoveries allocable to principal (including the principal portion of any payments made by the applicable Seller, the Master Servicer or BSCMSI as the result of breaches of representations or warranties of any such party with respect to the Mortgage Loans) in excess of the principal portion of any related Monthly Payment ("Principal Prepayments"), of any related Mortgage Loan other than a Simple Interest Loan up to the Scheduled Principal Balance thereof, received in the related Prepayment Period,

               (vii) the portion of any scheduled Monthly Payment or Assumed Scheduled Payment, net of any applicable Workout Fee, which became due during the related Due Period on any related Discounted Mortgage Loan which is in excess of the sum of (i) one month of interest at the Assumed Net Mortgage Interest Rate (as defined herein under "--Discounted Mortgage Loans" on the Scheduled Principal Balance thereof and (ii) the servicing fee for such month at the Servicing Fee Rate on the actual principal balance thereof, but not in excess of the Scheduled Principal Balance thereof,

               (viii) the excess, if any, of (x) the Scheduled Principal Balance of any related Discounted Mortgage Loan on the related Determination Date, after taking into account amounts included in the preceding clause (vii), over (y) the actual principal balance of such Discounted Mortgage Loan,

               (ix) the amount of any Deficient Valuation and the present value of any Debt Service Reduction (each as defined herein under "Discounted Mortgage Loans") with respect to any related Mortgage Loan, up to the Scheduled Principal Balance thereof, occurring in the related Prepayment Period, and

               (x) the amount of certain payments required in connection with modifications of Mortgage Loans and foreclosure or other acquisitions of Mortgaged Properties as described under "Servicing of the Mortgage Loans--Modification, Waivers and Amendments" in the Prospectus.

          With respect to any Mortgage Loan and any Due Period, the "Monthly Payment" is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, on such Mortgage Loan which is payable by a Borrower in such Due Period, except that (x) with respect to any Mortgage Loan which by its terms pays interest in advance of its accrual rather than in arrears, the Monthly Payment is the scheduled monthly payment of principal, excluding any Balloon Payment, due in such Due Period and the scheduled monthly payment of interest due in the preceding Due Period, and (y) with respect to any Mortgage Loan as to which the related Borrower is not required to make payments monthly (a "Non-Monthly Payment Loan"), the Monthly Payment in any month is interest accrued thereon from the Due Date in the preceding Due Period to the Due Date in such current Due Period and principal (other than a Balloon Payment) due in such Due Period. With respect to a Non-Monthly Payment Loan, the Monthly Payment in respect of such loan is deemed to be due the same day of each Due Period as the day in the month in which payments in respect of such loan are actually due.

          As referred to herein, the "Scheduled Principal Balance" of a Mortgage Loan (other than a Discounted Mortgage Loan) with respect to any Determination Date is equal to the unpaid principal balance of such Mortgage Loan as of the Due Date of such Mortgage Loan occurring in the Due Period relating to such Determination Date [as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding (other than a Deficient Valuation) or any moratorium or similar waiver or grace period)], after giving effect to (a) any principal prepayments or other unscheduled recoveries of principal, any Balloon Payments and, as to Simple Interest Loans, any payments attributable to principal received on or prior to such Determination Date, (b) the Deferred Interest, if any, added to the principal balance of such Mortgage Loan on or before such Due Date, and (c) except in the case of any Simple Interest Loan, any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the Borrower. With respect to any Discounted Mortgage Loan, the "Scheduled Principal Balance" thereof will be determined as described under "--Discounted Mortgage Loans" herein. As indicated above, the Scheduled Principal Balance of a Mortgage Loan that is delinquent as to its Balloon Payment and that has not yet been the subject of a modification as a consequence thereof will be calculated with reference to the Assumed Scheduled Payments in respect of such Mortgage Loan. As referred to herein, "Assumed Scheduled Payment" means, with respect to any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan (as defined below) that provided for a Balloon Payment), an amount deemed to be due for such Balloon Mortgage Loan on each Distribution Date after the related Due Date, which will generally be equal to the Monthly Payment that was due on such Balloon Loan on the Due Date immediately preceding the Due Date on which the Balloon Payment was due.

          The Scheduled Principal Balance of any Mortgage Loan relating to a Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (such Mortgage Loan, an "REO Mortgage Loan" and such Mortgaged Property, an "REO Property") will be determined in the manner described above as if the related Mortgage Loan had remained outstanding. Net proceeds received in respect of any REO Property (as defined herein under "--Accounts") in excess of the scheduled Monthly Payments or Assumed Scheduled Payments that are assumed to remain in effect will be treated as prepayments of the Scheduled Principal Balance of the related REO Mortgage Loan.

          If a Mortgage Loan is prepaid in full, the principal portion of any Monthly Payment received during the Prepayment Period in which such prepayment is received but after the Due Period which ended during such Prepayment Period shall be treated as part of such principal prepayment.

          Interest

          To the extent of the Available Distribution Amounts for the related Mortgage Loan Group and prior to payments of principal on the Certificates, each Class of Certificates will be entitled to receive interest on each Distribution Date as provided below on the respective Certificate Principal Amount of each such Class applicable to such Distribution Date (or as otherwise described below).

          All Classes of Certificates, other than the Floating Rate Certificates, will bear interest at the respective Pass-Through Rate set forth on the cover page hereof.

          The Class A-2 Certificates will bear interest at a rate of __% per annum during their first [ ] Interest Accrual Periods. During each Interest Accrual period thereafter, the Class A-2 Certificates will bear interest, subject to a maximum rate of __% per annum [and a minimum rate of __% per annum], at a rate per annum equal to __% in excess of LIBOR. See "--Determination of LIBOR" herein.

          The Class A-4 Certificates will bear interest at a rate of ___% per annum during their first [ ] Interest Accrual Periods. During each Interest Accrual Period thereafter, the Class A-4 Certificates will bear interest, subject to a maximum rate of ___% per annum [and a minimum rate of __% per annum,] at a rate per annum equal to __% in excess of LIBOR. See "--Determination of LIBOR" herein.

          Distributions of interest on the Certificates will include interest accrued during the Interest Accrual Period for the applicable Distribution Date, reduced by any Interest Shortfalls and any Deferred Interest allocable thereto [or increased by any Excess Prepayment Interest]. Any Deferred Interest with respect to the Mortgage Loans included in any Mortgage Loan Group will be allocated to the related Classes of Certificates in the manner described herein. The amount of any Deferred Interest allocated to a Class of Certificates will be added to the Certificate Principal Amount thereof. To the extent funds are not available to pay interest at the rates and in the amounts stated herein (after giving effect to allocations of any Interest Shortfalls [, Excess Prepayment Interest] and Deferred Interest), such unpaid amounts will be payable on succeeding Distribution Dates and will not bear interest.

          Interest on each Class of Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          Allocation of Deferred Interest

          The aggregate amount of interest required to be paid to the Holders of the Commercial Fixed Rate Certificates on any Distribution Date will be decreased by the aggregate amount of Deferred Interest (negative amortization) added to the principal balances of the Mortgage Loans in Mortgage Loan Group 1 (or, in the case of Discounted Mortgage Loans, added to the Scheduled Principal Balances thereof) in the related Due Period up to the amount of interest accrued on the Commercial Fixed Rate Certificates during the related Interest Accrual Period, and the amount thereof will be added to the Certificate Principal Amount of the Commercial Fixed Rate Certificates as provided in the Agreement. Such reduction in the amount of interest to be paid to the Commercial Fixed Rate Certificates will be allocated, pro rata, among the Classes thereof, based on the amount of interest accrued on each such Class during the related Interest Accrual Period. In certain circumstances, including if the aggregate amount of Deferred Interest added to the Mortgage Loans in Mortgage Loan Group 1 in any Due Period exceeds the amount of interest accrued on the Commercial Fixed Rate Certificates during the related Interest Accrual Period, such excess will be allocated to other Classes of Certificates as provided in the Agreement.

          Similarly, the aggregate amount of interest required to be paid to the Holders of Class A-2 Certificates on any Distribution Date will be decreased by the aggregate amount of Deferred Interest added to the principal balances of the Mortgage Loans in Mortgage Loan Group 2 (or, in the case of Discounted Mortgage Loans, added to the Scheduled Principal Balances thereof) in the related Due Period up to the amount of interest accrued on the Class A-2 Certificates during the related Interest Accrual Period and the amount thereof will be added to the Certificate Principal Amount of the Class A-2 Certificates as provided in the Agreement. In certain circumstances, including if the aggregate amount of Deferred Interest added to the principal balances of the Mortgage Loans in Mortgage Loan Group 2 in any Due Period exceeds the amount of interest accrued on the Class A-2 Certificates during the related Interest Accrual Period, such excess will be allocated to other Classes of Certificates as provided in the Agreement.

          Similarly, the aggregate amount of interest required to be paid to the Holders of the Multifamily Fixed Rate Certificates on any Distribution Date will be decreased by the aggregate amount of Deferred Interest added to the principal balances of the Mortgage Loans in Mortgage Loan Group 3 (or, in the case of Discounted Mortgage Loans, added to the Scheduled Principal Balances thereof) in the related Due Period up to the amount of interest accrued on the Multifamily Fixed Rate Certificates during the related Interest Accrual Period, and the amount thereof will be added to the Certificate Principal Amount of the Multifamily Fixed Rate Certificates as provided in the Agreement. Such reduction in the amount of interest to be paid to the Multifamily Fixed Rate Certificates will be allocated, pro rata, among the Classes thereof, based on the amount of interest accrued on each such Class during the related Interest Accrual Period. In certain circumstances, including if the aggregate amount of Deferred Interest added to the Mortgage Loans in Mortgage Loan Group 3 in any Due Period exceeds the amount of interest accrued on the Multifamily Fixed Rate Certificates during the related Interest Accrual Period, such excess will be allocated to other Classes of Certificates as provided in the Agreement.

          Similarly, the aggregate amount of interest required to be paid to the Holders of Class A-4 Certificates on any Distribution Date will be decreased by the aggregate amount of Deferred Interest added to the principal balances of the Mortgage Loans in Mortgage Loan Group 4 (or, in the case of Discounted Mortgage Loans, added to the Scheduled Principal Balances thereof) in the related Due Period up to the amount of interest accrued on the Class A-4 Certificates during the related Interest Accrual Period, and the amount thereof will be added to the Certificate Principal Amount of the Class A-4 Certificates as provided in the Agreement. In certain circumstances, including if the aggregate amount of Deferred Interest added to the principal balances of the Mortgage Loans in Mortgage Loan Group 4 in any Due Period exceeds the amount of interest accrued on the Class A-4 Certificates during the related Interest Accrual Period, such excess will be allocated to other Classes of Certificates as provided in the Agreement.

          In addition, on any Distribution Date on which amounts are available therefor, the excess of interest due on the Mortgage Loans, net of servicing compensation[, fees for Credit Enhancement] and fees due the Trustee, over interest due on the Classes of Certificates will generally first be applied to reduce the amount of Net Negative Amortization (as defined herein under "Summary of Terms--Principal--Commercial Certificates") allocated to each Class in the manner described below under "--Allocation Among Classes."

          Basis Risk

          [Initially, the aggregate Certificate Principal Amounts of the Multifamily Fixed Rate Certificates and the Class A-4 Certificates will be equal to approximately __% of the aggregate Scheduled Principal Balance of the Group 3 and of the Group 4 Mortgage Loans. The aggregate Certificate Principal Amounts of the Commercial Fixed Rate Certificates will be approximately equal to 100% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans plus __% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans, and the Certificate Principal Amount of the Class A-2 Certificates will be approximately equal to 100% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans plus __% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans. Accordingly, the Certificate Principal Amounts of the Fixed Rate Certificates will approximately equal the aggregate Scheduled Principal Balance of the Group 1 and Group 3 Mortgage Loans (which bear interest at fixed rates or adjustable rates subject to specified floors), and the Certificate Principal Amounts of the Floating Rate Certificates will equal approximately the aggregate Scheduled Principal Balance of the Group 2 and Group 4 Mortgage Loans (which bear interest at variable rates based on a variety of indexes). Such correspondence is expected to vary over time, however, because, among other things, (a) at a time when the Certificate Principal Amounts of the Class A-1A, Class A-1B and Class A-1R Certificates have been reduced to zero, the Optimal Mortgage Loan Principal of the Group 1 Mortgage Loans will first be applied to distribution of principal on the Class A-2 Certificates rather than to the remaining Commercial Fixed Rate Certificates, (b) at a time when the Certificate Principal Amount of the Class A-2 Certificates has been reduced to zero, the Optimal Mortgage Loan Principal of the Group 2 Mortgage Loans will be applied to distribution of principal on the Class A-1A, Class A-1B and Class A-1R Certificates, (c) at a time when the Certificate Principal Amounts of the Class A-3A and Class A-3B Certificates have been reduced to zero, the Optimal Mortgage Loan Principal of the Group 3 Mortgage Loans will first be applied to distribution of principal on the Class A-4 Certificates rather than to the Class A-1A, Class A-1B and Class A-1R Certificates, (d) at a time when the Certificate Principal Amount of the Class A-4 Certificates has been reduced to zero, the Optimal Mortgage Loan Principal of the Group 4 Mortgage Loans will first be applied to the Class A-3A and Class A-3B Certificates rather than to the Class A-2 Certificates, (e) excess interest, which may come from adjustable rate Mortgage Loans, may be used to retire the Fixed Rate Certificates and [(f) Realized Losses may be borne by Classes of Certificates not having comparable types of interest rates to those of the Mortgage Loans on which the losses were incurred].]

          The Pass-Through Rates of the Class A-2 and Class A-4 Certificates are based upon the value of LIBOR which may be different from the value of the Indexes (as defined herein under "The Trust Fund--The Mortgage Collateral") upon which the Mortgage Interest Rates of the Group 2 and Group 4 Mortgage Loans are based (either as a result of the use of a different index, rate determination date, rate adjustment date or rate cap or floor). Consequently, the interest which becomes due on such Mortgage Loans (net of the servicing fees [, fees for Credit Enhancement] and fees due the Trustee) during any Due Period may not equal the amount of interest that would accrue at LIBOR plus the applicable margin on the Class A-2 or Class A-4 Certificates, subject to the cap thereon, during the related Interest Accrual Period. In particular, the Pass-Through Rates of the Class A-2 and Class A-4 Certificates adjust monthly, while the interest rates of the Mortgage Loans in many cases adjust less frequently. Accordingly, the Net Mortgage Interest Rates for such Mortgage Loans may be lower than such Pass-Through Rates for extended periods in a rising interest rate environment. In addition, because interest accruing on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months, while the Mortgage Loans may accrue interest on another basis (such as the actual number of days in the related interest accrual period), the interest that becomes due on the Mortgage Loans (net of servicing fees [, fees for Credit Enhancement] and fees due the Trustee) on Due Dates therefor occurring in any Due Period may be less than the amount of interest which accrues on a corresponding Certificate Principal Amount of the Certificates during the related Interest Accrual Period. In addition, with respect to the Class A-2 and Class A-4 Certificates, LIBOR and Indexes applicable to the Mortgage Loans included in Mortgage Loan Groups 2 and 4 may respond to different economic and market factors, and there is no necessary correspondence between them. Thus, it is possible, for example, that LIBOR may rise during periods in which one or more of the Indexes are stable or are falling or that, even if both LIBOR and the Indexes rise during the same period, LIBOR may rise much more rapidly than the Indexes. Furthermore, certain Group 1 Mortgage Loans bear fixed Mortgage Interest Rates (and certain adjustable rate Group 1 Mortgage Loans are subject to Floor Interest Rates which, if reached, would result in Net Mortgage Interest Rates) that may be lower than the weighted average of the Pass-Through Rates of the Commercial Fixed Rate Certificates. Similarly, certain Group 3 Mortgage Loans bear fixed Mortgage Interest Rates (and certain adjustable rate Group 3 Mortgage Loans are subject to Floor Interest Rates which, if reached, would result in Net Mortgage Interest Rates) that may be lower than the weighted average of the Pass-Through Rates of the Multifamily Fixed Rate Certificates. [Finally, [ ] [certain of the] adjustable rate Mortgage Loans are convertible to a fixed Mortgage Interest Rate, which rate (net of servicing fees [, fees for Credit Enhancement] and fees due the Trustee) may be lower at any time than the weighted average of the Pass-Through Rates of the related Classes of Certificates.]

          Any shortfall in accrued interest at the Net Mortgage Interest Rates on the Mortgage Loans (after giving effect to any Excess Prepayment Interest or Interest Shortfall as described below) in relation to accrued interest at the respective Pass-Through Rates on the Certificates is referred to herein as a "Basis Risk Shortfall." The Reserve Fund will be available to cover any remaining Basis Risk Shortfall.

          If a Mortgagor prepays a Mortgage Loan in full, including making a Balloon Payment, or makes any payment of principal on a Simple Interest Loan during a Prepayment Period and the date on which such payment is made (or, with respect to a Balloon Payment, the date through which interest thereon accrues) is prior to the Due Date for such Mortgage Loan in the related Due Period, the amount of interest (net of servicing fees[, fees for Credit Enhancement] and fees due the Trustee) which accrues on the amount of such principal payment will be less than the corresponding amount of interest accruing on the Certificates. Interest shortfalls also could result from Mortgage Loans becoming Liquidated Mortgage Loans, since no interest is recoverable with respect to Liquidated Mortgage Loans after the liquidation thereof, and from application of the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), which limits, in certain circumstances, the interest rate required to be paid by a Mortgagor in the military service to 6% per annum. If a Mortgagor makes a Balloon Payment, or makes any payment of principal on a Simple Interest Loan during a Prepayment Period and the date on which such payment is made (or, with respect to a Balloon Payment, the date through which interest thereon accrues) is after the Due Date for such Mortgage Loan in the related Due Period, the amount of interest (net of servicing fees[, fees for Credit Enhancement] and fees due the Trustee) which accrues on the amount of such principal payment will exceed the corresponding amount of interest accruing on the Certificates. To the extent that such excesses for all Mortgage Loans [in a Mortgage Loan Group] exceed such shortfalls for all Mortgage Loans [in such Mortgage Loan Group] as of any Determination Date, such net amount ("Excess Prepayment Interest") will be applied as described below under "--Allocation Among Classes." To the extent that such shortfalls for all Mortgage Loans [in a Mortgage Loan Group] exceed such excesses for such Mortgage Loans as of any Determination Date, such net shortfall (an "Interest Shortfall") will reduce funds available from Mortgage Loan payments for distribution to Certificateholders.

          The Interest Shortfall on any Distribution Date will be allocated [among all Classes of Certificates representing an interest in the related Mortgage Loan Group] pro rata based on the amount of interest payable with respect to each such Class of Certificates for such Distribution Date, before taking into account any such reduction. Interest Shortfalls will not be offset by application of servicing compensation or otherwise.

          The Regular Interests (as defined herein under "Certain Federal Income Tax Consequences--General") corresponding to each Class of Certificates bear interest at a rate (each, a "REMIC Pass-Through Rate") equal to the Pass-Through Rate for the related Class of Certificates if no Basis Risk Shortfall exists, and otherwise bear interest at a REMIC Pass-Through Rate equal, in the case of the Fixed Rate Certificates, to the Pass-Through Rate of the related Class of Certificates and, in the case of the Floating Rate Certificates, to the product of (a) the Pass-Through Rate for the related Class of Certificates and (b) a fraction, the numerator of which is the interest accrued at the Net Mortgage Interest Rate on all Mortgage Loans with respect to such Distribution Date, less interest accrued during the preceding Interest Accrual Period on the Fixed Rate Certificates, and the denominator of which is interest accrued at the Pass-Through Rate on all of the Certificates other than the Fixed Rate Certificates during the preceding Interest Accrual Period. If the Trustee determines on any Determination Date that a Basis Risk Shortfall exists or that there are "Uncovered Basis Risk Shortfalls" (i.e., Basis Risk Shortfalls from prior periods not covered by Reserve Fund draws, as described below), the Trustee will determine the sum of (x) the interest due on the Floating Rate Certificates in excess of interest due on the corresponding Regular Interests and (y) the Uncovered Basis Risk Shortfalls for such Floating Rate Certificates (the "Total Basis Risk Amount"). On the related Distribution Date, the Trustee will draw on the Reserve Fund in an amount (the "Basis Risk Reserve Fund Draw Amount") up to the amount of the Total Basis Risk Amount. The Basis Risk Reserve Fund Draw Amount will be applied to the Class A-2 and Class A-4 Certificates (pro rata among such Classes in accordance with their Certificate Principal Amounts), in each case (x) first, in an amount equal to the difference between interest at the Pass-Thorough Rate thereon and interest at the REMIC Pass-Through Rate on the related Class of Regular Interests (the "REMIC Rate Shortfall" for such Class) and (y) second, in the amount of any Uncovered Basis Risk Shortfall from prior Distribution Dates. Any remaining Basis Risk Shortfall (an "Uncovered Basis Risk Shortfall") for any such Class will be deducted from interest currently distributable to such Class, but will be added to amounts to which Holders of Certificates of such Class are entitled on future Distribution Dates, but only from Basis Risk Reserve Fund Draw Amounts on such future Distribution Dates. The Basis Risk Reserve Fund Draw Amount will be paid directly to the Holders of the Floating Rate Certificates and will not be deposited in, or paid from, the REMIC.

          Interest due on the Mortgage Loans at their respective Mortgage Interest Rates (net of applicable servicing fees [, fees for Credit Enhancement] and fees due the Trustee) which is in excess of interest on the Certificates at their respective Pass-Through Rates will be applied to principal on the Certificates as described under "--Allocation Among Classes" herein, generally creating overcollateralization. Any such overcollateralization will reduce the likelihood of Basis Risk Shortfalls, since interest will then accrue on the Mortgage Loans on a higher balance than the aggregate Certificate Principal Amount on which interest on the Certificates accrues.

          Determination of LIBOR

          On the second LIBOR Business Day (as defined below) preceding each Distribution Date (each such date, a "LIBOR Determination Date"), commencing in _______________ 199_, the Trustee will determine the London interbank offered rate for [one-month] U.S. dollar deposits ("LIBOR") for the next Interest Accrual Period for the Floating Rate Certificates on the basis of the offered rates of the Reference Banks for [one-month] U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such LIBOR Determination Date. "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with, BSCMSI, (iii) whose quotations appear on the Reuters Screen LIBO Page on the LIBOR Determination Date in question and
(iv) which have been designated as such from time to time by the Trustee. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee will use its best efforts to designate alternative Reference Banks.

          LIBOR for the first Interest Accrual Period will be __% per annum. On each LIBOR Determination Date, LIBOR for the next Interest Accrual Period for the Floating Rate Certificates will be established by the Trustee as follows:


               (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for such Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

               (b) If on any LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for such Certificates shall be the higher of (x) LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the [one-month] U.S. dollar lending rates which three New York City banks selected by the Trustee after consultation with BSCMSI are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest [one-month] U.S. dollar lending rate which the New York City banks so selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

               (c) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in paragraphs (a) and
     (b) above, LIBOR for the next Interest Accrual Period for such Certificates shall be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, __%.

          The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Floating Rate Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Trustee at ( ) - .

          [Determination of COFI

          The Group 2 and Group 4 Mortgage Loans bear Mortgage Interest Rates that adjust based upon COFI. COFI is the monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California or Nevada that are member institutions of the Eleventh Federal Home Loan Bank District as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco (the "FHLBSF"). The FHLBSF publishes COFI in its monthly Information Bulletin. Any individual may request receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000.

          Unlike most other interest rate measures, COFI does not necessarily reflect current market rates. A number of factors affect the performance of COFI which may cause COFI to move in a manner different from indices tied to specific interest rates, such as United States Treasury Bills or LIBOR. Because of the various maturities of the liabilities upon which COFI is based (which may be more or less sensitive to market interest rates), COFI may not necessarily reflect the average prevailing market interest rates on new liabilities of similar maturities. Additionally, COFI may not necessarily move in the same direction as market interest rates, because as longer term deposits or borrowing mature and are renewed at prevailing market interest rates, COFI is influenced by the differential between the prior rates on such deposits or borrowings and the cost of new deposits or borrowings. Moreover, COFI represents the average cost of funds for Eleventh District member institutions for the month prior to the month in which COFI is generally announced. Movement of COFI, as compared to other indices tied to specific interest rates, may also be affected by changes instituted by FHLB San Francisco in the method it uses to calculate COFI.

          Allocation Among Classes

          COMMERCIAL CERTIFICATES. On each Distribution Date, the aggregate of the Available Distribution Amounts for Mortgage Loan Groups 1 and 2 will be distributed first to each Class of Commercial Certificates in respect of interest in the amounts and manner described above under "--Interest." The Available Distribution Amounts for Mortgage Loan Groups 1 and 2 remaining after payment of interest and any amounts from Mortgage Loan Groups 3 and 4 allocated as set forth below under "--Multifamily Certificates" will be distributed as principal to the Commercial Certificates in the following manner:

               (i) First, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in each case in an amount equal to the Primary Principal Distribution Amount of each such Class (as defined below);

               (ii) Second, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in an aggregate amount equal to any amounts previously distributable under the preceding clause First and not previously distributed thereunder or under this clause Second;

               (iii) Third, to the Class B Certificates in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the aggregate Optimal Mortgage Loan Principal for all Mortgage Loan Groups (including Mortgage Loan Groups 3 and 4) exceeds the aggregate amount distributed pursuant to the preceding clauses First and Second and clauses First, Second, Fifth, Sixth, Seventh and Eighth of the priorities for the Available Distribution Amounts for Mortgage Loan Groups 3 and 4 as set forth below under "--Multifamily Certificates";

               (iv) Fourth, to the Class B Certificates in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Third above and not previously distributed thereunder or under this clause Fourth;

               (v) Fifth, to the Class C Certificates in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the aggregate Optimal Mortgage Loan Principal for all Mortgage Loan Groups (including Mortgage Loan Groups 3 and 4) exceeds the aggregate amount distributed pursuant to the preceding clauses First, Second, Third and Fourth and clauses First, Second, Fifth, Sixth, Seventh and Eighth of the priorities for the Available Distribution Amounts for Mortgage Loan Groups 3 and 4 as set forth below under "--Multifamily Certificates";

               (vi) Sixth, to the Class C Certificates in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Fifth above and not previously distributed thereunder or under this clause Sixth;

               (vii) Seventh, to the Trustee for deposit into the Reserve Fund, up to the amount equal to all previous Basis Risk Reserve Fund Draw Amounts less amounts previously deposited in the Reserve Fund pursuant to this clause Seventh;

               (viii) Eighth, first to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, pro rata in accordance with their Certificate Principal Amounts, and then sequentially to the Class B and Class C Certificates until the Certificate Principal Amounts thereof have been reduced to zero, in reduction of the Certificate Principal Amounts thereof, in each case in an amount up to the "Net Negative Amortization" allocated to such Class with respect to such Distribution Date (such amount being equal to the amount by which the amount of interest accrued on such Class exceeds the aggregate amount of principal and interest distributed to such Class on such Distribution Date);

               (ix) Ninth, any remaining amounts to the Commercial Certificates in reduction of the Certificate Principal Amounts thereof, applied sequentially to the Class C, Class B, Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, in that order, in each case until the Certificate Principal Amount thereof has been reduced to zero; and

               (x) Tenth, any remaining amounts to the Class A-1R Certificates.

          Notwithstanding the foregoing, on and after any Distribution Date on which the aggregate Available Distribution Amounts for Mortgage Loan Groups 1 and 2 (plus amounts distributed pursuant to clauses Third and Eighth of the priorities for distribution of the Available Distribution Amounts for Mortgage Loan Groups 3 and 4) is not sufficient to reduce the aggregate Certificate Principal Amounts of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates to an amount less than or equal to the aggregate Scheduled Principal Balance of the Mortgage Loans (less the aggregate of the Certificate Principal Amounts of the Class A-3A, Class A-3B and Class A-4 Certificates), then the portion of such aggregate Available Distribution Amounts allocable to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in the foregoing priorities will be distributed pro rata among the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates based on their outstanding Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero rather than in accordance with the priorities that would otherwise apply.

          The "Primary Principal Distribution Amount" for each of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates is determined as follows:

          First, the lesser of (a) the Optimal Mortgage Loan Principal for Mortgage Loan Group 1 and (b) the aggregate remaining principal balance of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, is allocated sequentially, first to the Class A-1A Certificates, second to the Class A-1B Certificates, third to the Class A-1R Certificates and fourth to the Class A-2 Certificates, in each case up to an amount equal to the remaining Certificate Principal Amount thereof; and

          Second, the lesser of (a) the Optimal Mortgage Loan Principal for Mortgage Loan Group 2 and (b) the aggregate remaining principal balance of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates (after giving effect to any amounts allocated pursuant to clause First above), is allocated sequentially, first to the Class A-2 Certificates, second to the Class A-1A Certificates, third to the Class A-1B Certificates and fourth to the Class A-1R Certificates, in each case up to an amount equal to the remaining Certificate Principal Amount thereof.

          MULTIFAMILY CERTIFICATES. On each Distribution Date, the aggregate of the Available Distribution Amounts for Mortgage Loan Groups 3 and 4 will be distributed first to each Class of Multifamily Certificates in respect of interest in the amounts and manner described above under "--Interest." The Available Distribution Amounts for Mortgage Loan Groups 3 and 4 remaining after payment of interest as described above will be allocated in the following manner:

               (i) First, sequentially to the Class A-3A, Class A-3B and Class A-4 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in each case in an amount equal to the Primary Principal Distribution Amount (as defined below) of each such Class;

               (ii) Second, sequentially to the Class A-3A, Class A-3B and Class A-4 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause First above and not previously distributed thereunder or under this clause Second;

               (iii) Third, to each Class of Commercial Certificates, pro rata in accordance with the amount of interest each such Class is entitled to receive for such Distribution Date (after allocation of [Interest Shortfalls] [Excess Prepayment Interest] and Deferred Interest), the excess, if any, of the amount of interest each such Class is so entitled to receive over the amount of interest allocated to such Class pursuant to "--Interest" above;

               (iv) Fourth, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates in reduction of the Certificate Principal Amounts thereof until the Certificate Principal Amounts thereof have been reduced to zero, the shortfall if any, for distribution pursuant to clauses First and Second of the priorities for distribution of the Available Distribution Amounts for Mortgage Loan Groups 1 and 2;

               (v) Fifth, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the Optimal Mortgage Loan Principal for Mortgage Loan Group 3 exceeds the amount distributed pursuant to the preceding clauses First and Second;

               (vi) Sixth, sequentially to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Fifth above and not previously distributed thereunder or under this clause Sixth;

               (vii) Seventh, sequentially to the Class A-2, Class A-1A, Class A-1B and Class A-1R Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, but only up to the amount, if any, by which the Optimal Mortgage Loan Principal for Mortgage Loan Group 4 exceeds the amount distributed pursuant to the preceding clauses First and Second;

               (viii) Eighth, sequentially to the Class A-2, Class A-1A, Class A-1B and Class A-1R Certificates, in that order, in each case in reduction of the Certificate Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an aggregate amount equal to the amount previously distributable under clause Seventh above and not previously distributed thereunder or under this clause Eighth;

               (ix) Ninth, first to the Class A-4, Class A-3A and Class A-3B Certificates, pro rata, second to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, pro rata, and then sequentially to the Class B and Class C, in reduction of the Certificate Principal Amount thereof (after taking into account any increases in such Certificate Principal Amount due to Deferred Interest), in each case in an amount up to the Net Negative Amortization applied to such Class with respect to such Distribution Date;

               (x) Tenth, any remaining amounts to the Certificates in reduction of the Certificate Principal Amounts thereof (after taking into account distributions pursuant to the priorities for distribution of the Available Distribution Amounts of Mortgage Loan Groups 1 and 2), applied sequentially to the Class C, Class B, Class A-1A, Class A-1B, Class A-1R, Class A-2, Class A-3A, Class A-3B and Class A-4 Certificates, in that order, in each case until the Certificate Principal Amount thereof has been reduced to zero; and

               (xi) Eleventh, any remaining amounts to the Class A-1R Certificates.

          Notwithstanding the foregoing, on and after any Distribution Date on which the aggregate Available Distribution Amounts for Mortgage Loan Groups 3 and 4 is not sufficient to reduce the aggregate Certificate Principal Amounts of the Class A-3A, Class A-3B and Class A-4 Certificates to an amount less than or equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in Mortgage Loan Groups 3 and 4, then the portion of such aggregate Available Distribution Amounts allocable to the Class A-3A, Class A-3B and Class A-4 Certificates in the foregoing priorities will be distributed pro rata among the Class A-3A, Class A-3B and Class A-4 Certificates based on their outstanding Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero rather than in accordance with the priorities that would otherwise apply.

          The "Primary Principal Distribution Amount" for each of the Class A-3A, Class A-3B and Class A-4 Certificates is determined as follows:

          First, the lesser of (a) the Optimal Mortgage Loan Principal for Mortgage Loan Group 3 and (b) the aggregate remaining principal balance of the Class A-3A, Class A-3B and Class A-4 Certificates, is allocated sequentially, first to the Class A-3A Certificates, second to the Class A-3B Certificates and third to the Class A-4 Certificates, in each case up to an amount equal to the remaining Certificate Principal Amount thereof; and

          Second, the lesser of (a) the Optimal Mortgage Loan Principal for Mortgage Loan Group 4 and (b) the aggregate remaining principal balance of the Class A-3A, Class A-3B and Class A-4 Certificates (after giving effect to any amounts allocated pursuant to clause First above), is allocated sequentially, first to the Class A-4 Certificates, second to the Class A-3A Certificates and third to the Class A-3B Certificates, in each case up to an amount equal to the remaining Certificate Principal Amount thereof.

          All of the foregoing determinations are made after increasing the Certificate Principal Amounts of the Certificates as a result of allocations of Deferred Interest on such Distribution Date.

          Class A-1R Certificates

          The Class A-1R Certificates are the residual interest in the REMIC. On each Distribution Date, in addition to the amounts described above, the Class A-1R Certificates will be entitled to receive any Available Distribution Amount remaining after the Certificate Principal Amounts of all of the Certificates have been reduced to zero. It is not anticipated that there will be any significant amounts remaining for such distribution.

ALLOCATION OF LOSSES

          The Class C Certificates will bear all Realized Losses on the Group 1 and Group 2 Mortgage Loans by a reduction in their Certificate Principal Amount until the Certificate Principal Amount thereof is reduced to zero. Thereafter, the Class B Certificates will bear all Realized Losses on the Group 1 and Group 2 Mortgage Loans until the Certificate Principal Amount thereof is reduced to zero. Any additional Realized Losses on the Group 1 and Group 2 Mortgage Loans will be borne by the holders of the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates, pro rata in accordance with their Certificate Principal Amounts, by a reduction in their Certificate Principal Amounts until the Certificate Principal Amounts thereof are reduced to zero.

          The Class A-3A, Class A-3B and Class A-4 Certificate will bear all Realized Losses on the Group 3 and Group 4 Mortgage Loans, pro rata in accordance with their Certificate Principal Amounts, by a reduction in their Certificate Principal Amounts until the Certificate Amounts thereof are reduced to zero.

          Because principal distributions are paid to certain Classes of Commercial Certificates before other Classes of Commercial Certificates, holders of Classes that receive principal later bear a greater risk of losses on the Group 1 and Group 2 Mortgage Loans than holders of Classes of Commercial Rate Certificates that receive principal earlier.

         [insert definition of Realized Loss for applicable transaction]

EXAMPLE OF DISTRIBUTIONS

          The following chart sets forth an example of distributions on the Certificates for the Distribution Date occurring in __________ 199_:

___ 2-    ___ 1.......    (A)    The Due Period with respect to the
                                 ___[25] Distribution Date.  Monthly
                                 Payments (other than the principal
                                 component thereof for Simple Interest
                                 Loans) due during the Due Period and
                                 any Assumed Scheduled Payments deemed
                                 to be due during the Due Period will
                                 be available for distribution of
                                 principal and interest to
                                 Certificateholders on the Distribution
                                 Date to the extent the Available
                                 Distribution Amounts are sufficient
                                 therefor.

__ 16-    ____ [15].      (B)    The Prepayment Period with respect to
                                 the Distribution Date.  Balloon Pay-
                                 ments, Principal Prepayments and the
                                 principal component of Monthly
                                 Payments on Simple Interest Loans made during the Prepayment Period will be available for distribution of principal and interest to Certificateholders on the
                                 Distribution Date.

__[31]    ..........      (C)    Record Date for the Certificates.

__[15]    ..........      (D)    Determination Date.

__ [25]   ..........      (E)    Distribution Date.

- ----------------

(A) Such payments will be deposited in the Collection Account following receipt by the Master Servicer for distribution to Certificateholders on the Distribution Date.

(B) Such payments will be deposited in the Collection Account following receipt by the Master Servicer for distribution to Certificateholders on the Distribution Date.

(C) Distributions on the Certificates will be made on the Distribution Date to Certificateholders of record at the close of business on the last Business Day of the month prior to the month in which the Distribution Date occurs.

(D) As of the close of business on _______ [15], the amounts of principal and interest to be passed through to Certificateholders will be determined. Holders of Regular Certificates generally will be entitled, to the extent of available funds, to one month of interest as described under "--Distributions--Interest" and to principal as described under "--Distributions--Allocation Among Classes." Monthly Payments due during the Due Period, any Assumed Scheduled Payments deemed to be due during the Due Period and Balloon Payments, Principal Prepayments and the principal portion of payments on Simple Interest Loans received during the Prepayment Period (to the extent funds available for withdrawal from the Collection Account and/or the Reserve Fund are sufficient therefor) will be deposited in the Distribution Account on the Master Servicer Remittance Date (as defined herein under "--Accounts"), along with Monthly Advances [and payments received from applicable Credit Enhancement], for distribution to Certificateholders.

(E) The Trustee will make distributions to Certificateholders on the [25]th day of each month or, if such day is not a Business Day, on the next succeeding Business Day.

ACCOUNTS

          The Trustee will establish and maintain an account (the "Distribution Account") into which the Master Servicer will deposit an amount equal to all amounts held in the Collection Account that are part of the Available Distribution Amount of each Mortgage Loan Group and from which account distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal from the Available Distribution Amounts for the Mortgage Loan Groups to the Certificateholders in the manner and subject to the priorities described above under "-- Distributions." Funds will be [withdrawn from the Reserve Fund] [paid in accordance with the Credit Enhancement device] and deposited in the Distribution Account [, along with Monthly Advances received from the Master Servicer] to be applied to payments due on the Certificates as described herein.

          The Master Servicer will establish and maintain the Collection Account in the name of the Trustee for the benefit of Certificateholders. The Master Servicer will deposit into the Collection Account those amounts set forth under "Description of the Certificates--Accounts" in the Prospectus. The amounts at any time credited to the Collection Account will be fully insured to the maximum extent possible or will be invested in certain investments permitted by the Agreement ("Permitted Investments"). The Master Servicer will be required to remit amounts required for distribution to Certificateholders to the Distribution Account on the Business Day preceding the related Distribution Date (the "Master Servicer Remittance Date").

          The Special Servicer will establish and maintain a special trust account (the "REO Account") to be used in connection with REO Properties and certain other Mortgaged Properties relating to Specially Serviced Mortgage Loans that are being operated by the Special Servicer, directly or through others as permitted by the Agreement, on behalf of the Trust Fund. The Special Servicer will deposit into, and make certain withdrawals from, the REO Account as set forth under "Description of the Certificates--Accounts" in the Prospectus. The amounts at any time credited to the REO Account will be fully insured to the maximum coverage possible or will be invested in Permitted Investments.

RESERVE FUND

          To increase the likelihood of full distributions of interest to Holders of the Floating Rate Certificates, [BSCMSI] [the Unaffiliated Seller] will pledge to the Collateral Agent a reserve fund (the "Reserve Fund") to cover Basis Risk Shortfalls. The Reserve Fund will not be a part of the Trust Fund or the REMIC, but the right of the Trustee to make draws on the Reserve Fund will be an asset of the Trust Fund. The Reserve Fund will consist of an initial deposit by [BSCMSI] [the Unaffiliated Seller] of securities, cash or other property (the "Initial Deposit") in an amount equal to approximately __% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. The pledge of the Reserve Fund will be made pursuant to the terms of the Collateral Security Agreement. The Collateral Security Agreement will provide that the Initial Deposit may be invested, at the direction of BSCMSI, in Permitted Investments. Investments made with amounts on deposit in the Reserve Fund must mature in accordance with a schedule established by the Rating Agencies. [Any earnings resulting from the investment of amounts held in the Reserve Fund will be remitted to BSCMSI].

          [BSCMSI will have the right on any Distribution Date to cause the Trustee to pay over to BSCMSI, free from the lien thereon, the amount by which the balance in the Reserve Fund exceeds the amount required to be maintained therein.] [Describe, if applicable, Reserve Funds to cover replacements or repairs on the Mortgaged Properties.] [Describe, if applicable, other means of funding the Reserve Fund, E.G., from payments received on the Mortgage Loans or other assets of the Trust Fund.]

          If on any Distribution Date the interest accrued on the Certificates at their respective Pass-Through Rates during the related Interest Accrual Periods exceeds the interest accrued at the Net Mortgage Interest Rates on the Mortgage Loans, then the REMIC Pass-Through Rates on the Regular Interests corresponding to the Floating Rate Certificates will be adjusted as described above under "--Distributions--Basis Risk," and the Trustee will draw on the Reserve Fund in an amount equal to the REMIC Rate Shortfall for each Class of Floating Rate Certificates, provided that the amount of Reserve Fund draws to be allocated to the Class A-4 Certificates cannot exceed the amount in the Reserve Fund attributable to payments received on Eligible Multifamily Mortgage Loans. In addition, the Trustee will draw on the Reserve Fund for distribution to Certificateholders of any Uncovered Basis Risk Shortfalls from prior periods.

DISCOUNTED MORTGAGE LOANS

          In the event of (i) any modification, waiver or amendment to the terms of any Mortgage Loan which results in the present value of the remaining Assumed Monthly Payments (as defined below) due thereon, net of applicable servicing fees of the Master Servicer and the Special Servicer (including the Workout Fee [, fees for Credit Enhancement] and the fees of the Trustee), discounted on a monthly basis at a rate equal to the applicable Assumed Net Mortgage Interest Rate (as defined below), being less than the Scheduled Principal Balance of such Mortgage Loan, (ii) any Debt Service Reduction (as defined below) with respect to a Mortgage Loan or (iii) a determination at the time of foreclosure of a Mortgage Loan that the appraised value of the related Mortgaged Property is less than the unpaid principal balance of the Mortgage Loan plus accrued but unpaid interest thereon, such Mortgage Loan shall be treated as a "Discounted Mortgage Loan" for purposes of the Agreement.

          Pursuant to the Agreement, the Scheduled Principal Balance of any Mortgage Loan that becomes a Discounted Mortgage Loan will be adjusted. The Scheduled Principal Balance of a Mortgage Loan that becomes a Discounted Mortgage Loan of the type referred to in clauses (i) and (ii) of the preceding paragraph will be adjusted to equal the present value of the remaining Assumed Monthly Payments due thereon, net of applicable servicing fees of the Master Servicer and the Special Servicer (including the Workout Fee [, fees for Credit Enhancement] and the fees of the Trustee), discounted on a monthly basis at a rate equal to the applicable Assumed Net Mortgage Interest Rate.

          The "Assumed Monthly Payments" with respect to any Mortgage Loan are the Monthly Payments payable pursuant to the terms of the related Note as reduced by any related Debt Service Reduction, modification, waiver or amendment, assuming, however, that (i) each such Monthly Payment is equal to the initial Monthly Payment as so reduced, (ii) such Monthly Payments remain in effect generally until the earlier of the date such Mortgage Loan would be fully amortized at the Assumed Net Mortgage Interest Rate on the basis of such Monthly Payments and (iii) no effect is given to any Balloon Payment in respect of such Mortgage Loan (including any balloon payment that may be due as a result of clause (ii) above).

          A "deficient valuation" with respect to any mortgage loan is the excess of (a)(i) the then outstanding principal balance of the mortgage loan, plus (ii) accrued and unpaid interest and expenses reimbursable under the terms of the related note to the date of the bankruptcy petition (collectively, the "Outstanding Balance"), over (b) a valuation by a court of competent jurisdiction of the mortgaged property which reduces the principal balance receivable on such mortgage loan to an amount less than the Outstanding Balance of the mortgage loan, which valuation results from a proceeding initiated under the Bankruptcy Code. As used herein, "Deficient Valuation" means, with respect to any Mortgage loan, the deficient valuation described in the preceding sentence, without giving effect to clause (a)(ii) thereof. If the terms of a court order in respect of any retroactive Deficient Valuation provide for a reduction in the indebtedness of a Mortgage Loan and the earlier maturity thereof, the term Deficient Valuation includes an additional amount equal to the excess, if any, of (a) the amount of principal that would have been due on such Mortgage Loan for each month retroactively affected (I.E., each month occurring after the effective date of such Deficient Valuation but before the distribution of amounts in respect of such Deficient Valuation to Certificateholders pursuant to the Agreement), based on the original payment terms and amortization schedule of such Mortgage Loan over (b) the amount of principal due on such Mortgage Loan for each such retroactive month (assuming the effect of such retroactive application according to such Mortgage Loan's revised amortization schedule).

          With respect to any Mortgage Loan, a "Debt Service Reduction" is defined as a reduction in the Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

          The "Assumed Net Mortgage Interest Rate" with respect to any Mortgage Loan in Mortgage Loan Group 1 that becomes a Discounted Mortgage Loan will be equal to the greater of the Net Mortgage Interest Rate with respect to such Mortgage Loan and the highest Pass-Through Rate on any class of Commercial Fixed Rate Certificates. The "Assumed Net Mortgage Interest Rate" with respect to any Mortgage Loan in Mortgage Loan Group 2 that becomes a Discounted Mortgage Loan will be the maximum rate on the Class A-2 Certificates. The "Assumed Net Mortgage Interest Rate" with respect to any Mortgage Loan in Mortgage Loan Group 3 that becomes a Discounted Mortgage Loan will be equal to the greater of the Net Mortgage Interest Rate with respect to such Mortgage Loan and the highest Pass-Through Rate on any Class of Multifamily Fixed Rate Certificates. The "Assumed Net Mortgage Interest Rate" with respect to any Mortgage Loan in Mortgage Loan Group 4 that becomes a Discounted Mortgage Loan will be the maximum rate on the Class A-4 Certificates.

          The Scheduled Principal Balance of an REO Mortgage Loan that becomes a Discounted Mortgage Loan of the type referred to in clause (iii) of the third preceding paragraph will be adjusted downward to equal the value of the related REO Property, as determined by an appraisal obtained by the Special Servicer at the time of foreclosure, if such appraised value is less than the then Scheduled Principal Balance of such Mortgage Loan.

          A distribution in reduction of the Certificate Principal Amount of the applicable Class or Classes of Certificates will result from any downward adjustment in the Scheduled Principal Balance of a Mortgage Loan that becomes a Discounted Mortgage Loan if the related Available Distribution Amounts are sufficient therefor. In the event of any further modification, waiver or amendment with respect to a Mortgage Loan that is already a Discounted Mortgage Loan, the same steps will be taken. Notwithstanding the foregoing, the Scheduled Principal Balance of a Discounted Mortgage Loan will always be reduced if necessary so that it never exceeds the actual principal balance of such Mortgage Loan.

          Payments due on any Discounted Mortgage Loan, net of applicable servicing fees payable to the Master Servicer, the Special Servicer [, the fees for Credit Enhancement] and the fees of the Trustee, will be applied for purposes of calculating the Scheduled Principal Balance thereof and the Optimal Mortgage Loan Interest in respect thereof, first, to accrued and unpaid interest at the applicable Assumed Net Mortgage Interest Rate on the Scheduled Principal Balance thereof and, second, in reduction of the Scheduled Principal Balance thereof. Any payments received in respect of a Discounted Mortgage Loan in excess of the Monthly Payments thereon will be treated as prepayments of principal [until the Scheduled Principal Balance of such Discounted Mortgage Loan has been reduced to zero].

SUBORDINATION OF THE CLASS B AND CLASS C CERTIFICATES

          Distributions of principal with respect to the Class B and Class C Certificates will be subordinate to distributions of principal with respect to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates to the extent that no distribution of principal is permitted to be made with respect to the Class B and Class C Certificates on any Distribution Date until principal then payable to the Class A-1A, Class A-1B, Class A-1R and Class A-2 Certificates have been paid.

          Distributions of principal with respect to the Class C Certificates will be subordinate to distributions of principal with respect to the Class B Certificates to the extent that no distribution of principal is permitted to be made with respect to the Class C Certificates on any Distribution Date until principal then payable to the Class B Certificates have been paid.

          All amounts with respect to the Group 3 and Group 4 Mortgage Loans which are available for distribution will be allocated first to interest and principal then distributable with respect to the Class A-3A, Class A-3B and Class A-4 Certificates and only thereafter will be available for application to amounts then distributable with respect to the other Classes of Certificates. Principal distributable on the Class A-3A, Class A-3B and Class A-4 Certificates generally will include all principal received, due (other than Balloon Payments) but not received, or deemed to be due, on the Group 3 and Group 4 Mortgage Loans. No amounts with respect to the Group 1 and Group 2 Mortgage Loans will be available to make distributions on the Class A-3A, Class A-3B and Class A-4 Certificates. As a result, the Class B and Class C Certificates could be entitled to distributions from payments received with respect to Group 1 and Group 2 Mortgage Loans at times when payments on the Group 3 and Group 4 Mortgage Loans are insufficient to pay in full amounts currently payable on the Class A-3A, Class A-3B and Class A-4 Certificates. Even in the absence of shortfalls in payments on the Group 3 and Group 4 Mortgage Loans, if the rate of principal payments on the Group 1 and Group 2 Mortgage Loans is sufficiently faster than the rate of principal payments on the Group 3 and Group 4 Mortgage Loans, the Class B or Class C Certificates could be entitled to distributions of Optimal Mortgage Loan Principal for Mortgage Loan Groups 1 and 2 at times when the Class A-3A, Class A-3B and Class A-4 Certificates are still outstanding.

REPORTS TO CERTIFICATEHOLDERS

          The Trustee will prepare and forward on each Distribution Date to each Certificateholder and to BSCMSI, the Master Servicer and the Underwriter, a statement setting forth, to the extent applicable: (i) the amount, if any, of such distribution to the Holders of each Class of Certificates applied to reduce the respective Certificate Principal Amounts thereof; (ii) the amount of such distribution to Holders of each Class of Certificates allocable to (a) interest accrued at the respective Pass-Through Rates, (b) any Class Unpaid Interest Shortfall included in such distribution and (c) any remaining Class Unpaid Interest Shortfall after giving effect to such distribution; (iii) the amount of Deferred Interest allocated to such Class; (iv) the aggregate Scheduled Principal Balance of the Mortgage Loans in each Mortgage Loan Group at the close of business on such Distribution Date, identifying the total amount of any Deferred Interest; (v) the aggregate amount of any transfers from the [Reserve Fund] [Credit Enhancement] [Monthly Advances] included in payments distributed to the Certificateholders [(separately identifying the portion thereof representing a Basis Risk Reserve Fund Draw Amount and amounts from other forms of Credit Enhancement)] and the amount of any principal on the Mortgage Loans that was used or otherwise allocated to pay interest on the Certificates; (vi) the number and aggregate principal balance of Mortgage Loans in each Mortgage Loan Group (a) delinquent one month, (b) delinquent two or more months and (c) as to which foreclosure proceedings have been commenced; (vii) with respect to any Mortgage Loan that became an REO Mortgage Loan during the preceding calendar month, the Scheduled Principal Balance of such Mortgage Loan as of the date it became an REO Mortgage Loan; (viii) as of the related Determination Date (a) the book value of any REO Property, (b) as to any REO Property sold during the related Due Period, the date of the related determination by the Special Servicer that it has recovered all payments which it expects to be finally recoverable (the "Final Recovery Determination") and the amount of the proceeds of such sale deposited into the Collection Account, and (c) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Due Period and credited to the Collection Account, in each case identifying such REO Property by the loan number of the related Mortgage Loan; (ix) the aggregate Certificate Principal Amount of each Class of Certificates before and after giving effect to the distribution made on such Distribution Date, separately identifying any increase in the Certificate Principal Amount of each such Class of Certificates due to Deferred Interest;
(x) the aggregate amount of Principal Prepayments made during the related Prepayment Period; (xi) the aggregate Class Unpaid Interest Shortfall remaining undistributed, if any, for each Class of Certificates after giving effect to the distribution made on such Distribution Date; (xii) the Pass-Through Rate applicable to each Class of Certificates for such Distribution Date; (xiii) a summary of any modifications, waivers, amendments or consents and the bases therefor as described under "Servicing Of The Mortgage Loans--Modifications, Waivers and Amendments" herein and in the Prospectus; (xiv) the aggregate amount remaining in the Reserve Fund [and the aggregate amount remaining under other forms of Credit Enhancement] after giving effect to the distribution made on such Distribution Date; (xv) the number of outstanding Mortgage Loans and the aggregate Scheduled Principal Balance of the Mortgage Loans in each of the Mortgage Loan Groups; (xvi) the aggregate amount of servicing fees retained by or paid to the Master Servicer and the Special Servicer; and (xvii) the amount of Realized Losses, if any, incurred with respect to the Mortgage Loans in each Mortgage Loan Group. [In addition, on the Distribution Date occurring in _______ 199__, and on every third Distribution Date thereafter, the Master Servicer will prepare and deliver to the Trustee, and the Trustee will forward to each Certificateholder, a report setting forth certain information included in Exhibit ________ to this Prospectus Supplement, based on the current Scheduled Principal Balances of the Mortgage Loans as of the related Determination Date.]

          In the case of information furnished pursuant to subclauses (i), (ii) and (x) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per single Certificate.

          Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each Person who at any time during the calendar year was a Holder of a Certificate a statement containing the information set forth in subclauses (i) and (ii) only above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that substantially comparable information is provided by the Trustee pursuant to any requirements of the Code.

TRUSTEE AND COLLATERAL AGENT

          The Trustee and the Collateral Agent will be __________, organized and existing under the laws of _____________ with corporate trust offices at
____________.

OPTIONAL TERMINATION

          The [Master Servicer,] [the Holders of the Class A-R1 Certificates,] [the owner of the Reserve Fund] [or, if all Mortgage Loans are then Specially Serviced Mortgage Loans, the Special Servicer,] may effect a termination of the Trust Fund on any Distribution Date after the date on which the aggregate Certificate Principal Amount of the Certificates is reduced to less than [5%] [10%] of the initial aggregate Certificate Principal Amount of the Certificates, by purchasing all the assets of the Trust Fund at a purchase price, payable in cash, equal to 100% of the outstanding aggregate unpaid principal balances of the Mortgage Loans plus accrued and unpaid interest thereon to, but not including, the respective first Due Date following the Due Period related to the Prepayment Period in which such repurchase occurs plus the fair market value of all other property included in the Trust Fund. The proceeds of such sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Such sale will effect a termination of the Trust Fund and an early retirement of the Certificates. Such sale and consequent termination of the REMIC must constitute a "qualified liquidation" of the REMIC under Section 860F of the Code.

                                 THE TRUST FUND

GENERAL

          The Trust Fund will consist of the Mortgage Pool, together with the payments thereon, and certain other assets, including [one or more reserve funds established in respect of the Certificates] [the insurance policies on the mortgage loans] [a letter of credit] [certificate guaranty insurance] [a committed line of credit] [a repurchase commitment] [a surety bond] [the Credit Enhancement issued by [specify provider of Credit Enhancement], as described herein.] [The amount available to the Trustee under the Credit Enhancement is subject to reduction from time to time as described herein.]

THE MORTGAGE COLLATERAL

          The Mortgage Collateral will consist of Mortgage Loans [and participation interests in Mortgage Loans]. [The selection process of the Mortgage Loans was not adverse to the interests of the Certificateholders.]

          The Mortgage Pool will consist of adjustable and fixed rate, amortizing and Balloon Payment, recourse or non-recourse, newly-originated or seasoned [conventional] mortgage loans [,] [and] Installment Contracts for the sale of real estate] [and mortgage pass-through certificates].

          Each Mortgage Loan included in the Trust Fund [(or, in the case of a mortgage pass-through certificate, each underlying mortgage loan)] is evidenced by a promissory note (the "Note") and is secured primarily by a first Mortgage on, or is an Installment Contract for the sale of, a fee simple or leasehold interest in [multifamily residential [rental] properties] [and] [cooperatively owned multifamily properties] consisting of five or more dwelling units, commercial real estate properties [, mixed multifamily/commercial properties]. The commercial real estate properties may include office buildings, retail buildings, warehouses, hotels and motels, vehicle service facilities, industrial buildings, medical buildings, mobile home parks, nursing homes, shopping centers and a variety of other commercial properties. The Mortgaged Properties are located in one of approximately ________ states [and the District of Columbia].

          [In the case of Mortgage Loans having an aggregate Scheduled Principal Balance of $_____, representing __% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loan is secured by a second Mortgage; (ii) in the case of Mortgage Loans having an aggregate Scheduled Principal Balance of $_____, representing __% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loan is secured by a third Mortgage; and (iii) in the case of Mortgage Loans having an aggregate Scheduled Principal Balance of $_____, representing less than __% of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off Date, the Mortgage Loan is secured by a lien on a Mortgaged Property more junior than a third Mortgage.]

          [_____ Mortgage Loans (the "Simple Interest Loans") having an aggregate Scheduled Principal Balance of approximately $____, representing __% of the aggregate Scheduled Principal of the Mortgage Loans as of the Cut-Off Date, provide that the Monthly Payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such Monthly Payment is received and the balance thereof is applied to principal.]

          [Indicate, to the extent applicable, whether, and the extent to which, Mortgage Loans have current principal balances that are greater than their original principal balances.]

          [Indicate, to the extent applicable, whether, and the conditions and extent to which, Mortgage Loans permit the Mortgagors to extend the scheduled maturities.]

          [Some of the Mortgage Loans contain "due-on-sale" provisions. Such a clause permits the lender to accelerate the maturity of the Mortgage Loan if the Borrower sells, transfers or conveys the Mortgaged Property or the Borrower's interest in the Mortgaged Property. The Agreement obligates the Master Servicer or the Special Servicer, as the case may be, to determine, in accordance with the applicable provisions of the Agreement, whether to enforce such "due-on-sale" provisions. See "Certain Legal Aspects Of The Mortgage Loans and Leases--Mortgage Loans--Due on Sale Clauses" in the Prospectus.]

          [Some of the Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the Mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related lender, while retaining a license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the related lender is entitled to collect the rents from tenants to be applied to the monetary obligations of the Mortgagor. State law may limit or restrict the enforcement of the assignment of leases and rents by a lender until the lender takes possession of the related Mortgaged Property and a receiver is appointed. See "The Trust Fund--The Mortgage Loans--General" and "Certain Legal Aspects of The Mortgage Loans and Leases--Leases and Rents" in the Prospectus.]

          [Some of the Mortgage Loans also have Notes which may provide the holder thereof with the right to call such Notes at times specified therein. The Agreement provides, however, that the Trustee will not exercise its right to call any such Note unless the Special Servicer directs the Trustee to exercise such right in connection with a default under such Note.]

          [Many of the Mortgage Loans do not provide either for any lockout period in which prepayments are prohibited or for any prepayment premium, penalty or charge in connection with the prepayment thereof, or if such provisions were included in the Notes they have expired.]

          [In addition, ____ Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $_____, representing __% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, are "wraparound" mortgage loans. A "wraparound" mortgage loan is one that is secured by real property on which there exists a senior mortgage and whose principal balance equals the aggregate of the principal amount of the loan secured by the senior mortgage plus the principal amount of the loan funded by the wraparound (or junior) lender. The Agreement will require the Master Servicer to remit timely the portion of each related Monthly Payment that is payable to the senior mortgagee in accordance with the provisions of each such "wraparound" mortgage loan or otherwise.]

          [A [substantial] portion of the Mortgage Loans are "nonrecourse" loans or loans for which recourse may be restricted or unenforceable. In the event of default of any such Mortgage Loan by the Borrower, the Trustee (or the Special Servicer acting pursuant to the Agreement) may look only to the related Mortgaged Property (including any assignment of leases thereof) and any other collateral security (and not to the Borrower's other assets) for satisfaction of the amounts due on the related Mortgage Loan. See "Certain Legal Aspects of The Mortgage Loans and Leases--Mortgage Loans--Anti-Deficiency Legislation" in the Prospectus.

          [cross-default provisions included in the Mortgage Loans in the Mortgage Pool to be described]

          [The adjustable rate Mortgage Loans bear interest at a per annum rate which is adjusted periodically to equal the applicable index ("Index") plus or minus, in most cases, a fixed percentage set forth in the related Note (the "Margin"), the sum of which may be subject to a rounding convention provided for in the related Note, subject, however, to certain limitations described below. The respective Index on which each such adjustment will be based, and the intervals between the dates of such adjustments (each such date, an "Adjustment Date"; the first Adjustment Date with respect to each adjustable rate Mortgage Loan is hereinafter referred to as the "First Adjustment Date"), with respect to the several types of Group [ ] and Group [ ] Mortgage Loans, are described in Exhibits [ ] and [ ] hereto.]

          [As to all adjustable rate Mortgage Loans, if the respective Index set forth in each Note becomes unavailable and the related Note provides for no alternative Index, the Master Servicer will select an alternative index based on comparable information and such alternative index will become the Index; provided, however, that such Index must be a qualifying index for REMIC purposes.]

          [__Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $_____, representing ___% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, provide for monthly payments in an amount less than the amount of interest accrued on the respective Mortgage Loan in accordance with its terms. The excess of the amount of interest accrued on each such Mortgage Loan over the amount of the monthly payment due is added to the outstanding principal balance of such Mortgage Loan, resulting in negative amortization. As a result, a balloon payment will be due at the stated maturity of such Mortgage Loans.]

THE MORTGAGE POOL

          The Mortgage Pool will consist of approximately __ Mortgage Loans, which had an approximate aggregate original principal balance of $____ and had an approximate aggregate Scheduled Principal Balance as of the Cut-Off Date of $____. Of these Mortgage Loans:

               (i) approximately ____ Mortgage Loans are Group 1 Mortgage Loans with an approximate aggregate original principal balance of $______ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off Date of ______ (subject to a permitted variance of plus or minus ____%), representing approximately __% of the aggregate Schedule Principal Balance of the Mortgage Loans as of the Cut-Off Date; each Group 1 Mortgage Loan has a fixed Mortgage Interest Rate (or, in limited cases, is subject to increases by fixed amounts after the Cut-Off Date based on a predetermined schedule) or has a Mortgage Interest Rate that is adjustable, but subject to a Floor Interest Rate of at least __% per annum;

               (ii) approximately _____ Mortgage Loans are Group 2 Mortgage Loans with an approximate aggregate original principal balance of $____ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off Date of $_____ (subject to a permitted variance of plus or minus ___%), representing approximately __% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date; the Group 2 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 1 Mortgage Loans or no Floor Interest Rate;

               (iii) approximately ___ Mortgage Loans are Group 3 Mortgage Loans with an approximate aggregate original principal balance of $_______ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off Date of $______ (subject to a permitted variance of plus or minus __%), representing approximately ___% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date; each Group 3 Mortgage Loans has a fixed Mortgage Interest Rate (or, in limited cases, are subject to increases by fixed amounts after the Cut-Off Date based on a predetermined schedule) or has a Mortgage Interest Rate that is adjustable, but subject to Floor Interest Rates of at least __% per annum. All of the Group 3 Mortgage Loans are Eligible Multifamily Mortgage Loans; and

               (iv) approximately __ Mortgage Loans are Group 4 Mortgage Loans with an approximate aggregate original principal balance of $_____ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off Date of $_____ (subject to a permitted variance of plus or minus __%), representing approximately __% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date; the Group 4 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 3 Mortgage Loans or no Floor Interest Rate. All of the Group 4 Mortgage Loans are Eligible Multifamily Mortgage Loans.


          Exhibit E hereto sets forth certain characteristics of the [50] largest Mortgage Loans included in Mortgage Loan Groups 1 and 2 and Mortgage Loan Groups 3 and 4, respectively.

          BECAUSE PAYMENTS ON ALL CLASSES OF CERTIFICATES MAY BE AFFECTED BY THE PERFORMANCE OF MORTGAGE LOANS IN A MORTGAGE LOAN GROUP OTHER THAN THE MORTGAGE LOAN GROUP DIRECTLY SUPPORTING PAYMENTS ON A PARTICULAR CLASS, PROSPECTIVE INVESTORS ARE URGED TO REVIEW THE INFORMATION CONTAINED HEREIN FOR ALL MORTGAGE LOAN GROUPS.

GROUP 1 MORTGAGE LOANS

          Each of the Group 1 Mortgage Loans bears interest at a fixed rate per annum (or, in limited cases, at a rate which increases by fixed amounts after the Cut-Off Date on a predetermined schedule), as set forth in the related Note, or was an adjustable rate Mortgage Loan which has converted to a fixed rate Mortgage Loan, or has passed its last Adjustment Date, and therefore provides for payments of interest at a fixed rate until maturity as provided in the related Note. ________ of the Group 1 Mortgage Loans provide for a Mortgage Interest Rate which increases periodically after the Cut-Off Date to predetermine fixed rates set forth in the related Note.

          ________ of the Group 1 Mortgage Loans provide for the possibility on or after the Cut-Off Date that the rate of interest which becomes due for each such Mortgage Loan on each Due Date (with respect to any Mortgage Loan in the Mortgage Pool, the "Payment Rate") may be less than the Mortgage Interest Rate of such Mortgage Loan (which is the rate at which interest accrues thereon). Any excess of the interest accrued on a Mortgage Loan at the Mortgage Interest Rate over accrued interest that becomes due on such Mortgage Loan at the Payment Rate is deferred ("Deferred Interest") and the amount thereof is added to the principal balance of such Mortgage Loan on each Due Date.

          Approximately ___% of the Group 1 Mortgage Loans are secured by leasehold mortgages. [In addition, ____ of the Group 1 Mortgage Loans, representing $_______ or ___% of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off Date, are Matured Performing Mortgaged Loans.]

          A description of certain additional characteristics of the Group 1 Mortgage Loans as of the Cut-Off Date, estimated as of the date of this Prospectus Supplement, is set forth in Exhibit A hereto.

GROUP 2 MORTGAGE LOANS

          The Group 2 Mortgage Loans are adjustable rate mortgage loans ("ARMs"). The Mortgage Interest Rate on any such ARM may adjust as the Index on which it is based adjusts (as is generally the case for Mortgage Loans for which the Index is a prime rate) or may be fixed until the First Adjustment Date set forth in the related Note, adjusting on the First Adjustment Date, and generally at [one month, six month, twelve month, three year or five year] intervals thereafter (in each case as described in the related Note). The Mortgage Interest Rate on Group 2 Mortgage Loans will be adjusted to a rate equal to an Index plus or minus the Margin set forth in the related Note; provided, however, that the adjustments of the Mortgage Interest Rates are subject to rounding, to maximum rates ("Maximum Rates") and any Floor Interest Rates set forth in the related Note and, with respect to certain of the Group 2 Mortgage Loans, to periodic Mortgage Interest Rate adjustment caps or floors. The Group 2 Mortgage Loans are subject to a Floor Interest Rate of at least ___% per annum. The Index set forth in a Note may be a [constant maturity treasury index, a bond equivalent treasury yield index, a rate of interest based on a cost of funds index, a rate of interest based on LIBOR, a rate of interest based on the prime rate quoted by a financial institution, a rate of interest based on a Federal Home Loan Bank ("FHLB") rate of interest or some other index]. The Index applicable to a Note is set forth therein. The adjustments to the Mortgage Interest Rates for the Group 2 Mortgage Loans may occur as the Index changes or may be based on the Index available a specified number of days prior to the Adjustment Date (a "Look-Back Period") or on the most recently published Index as of each Adjustment Date. _____ of the Group 2 Mortgage Loans are convertible into fixed rate Mortgage Loans.

          The Group 2 Mortgage Loans may provide for adjustment of the Payment Rates on dates that occur on the related Adjustment Dates for the Mortgage Interest Rates or at some other frequency (each, a "Payment Adjustment Date"). The Adjustment Date for a given Group 2 Mortgage Loan in many cases differs from the Payment Adjustment Date for such Group 2 Mortgage Loan. Accordingly, the Payment Rates of such Mortgage Loans may be less than or greater than the related Mortgage Interest Rates during certain periods, resulting in Deferred Interest which is added to the unpaid principal balances of the related Mortgage Loans (if the Payment Rate is less than the Mortgage Interest Rate) or positive amortization of such Mortgage Loans (if the Payment Rate is greater than the Mortgage Interest Rate). The Deferred Interest accrued on any of the Group 2 Mortgage Loans will be payable on or before the stated maturity of the Mortgage Loan.

          The Group 2 Mortgage Loans generally provide for a Monthly Payment that is recalculated to an amount that would be sufficient to amortize fully the unpaid principal balance of such Mortgage Loan generally over the remainder of the original amortization term, at the Mortgage Interest Rate for such Mortgage Loan in effect on such Payment Adjustment Date. However, increases or decreases in the Monthly Payment may be limited to an amount specified in the related Note above or below the Monthly Payment in effect prior to the related Payment Adjustment Date (a "Group 2 Payment Adjustment Cap" and a "Group 2 Payment Adjustment Floor," respectively). Such Mortgage Loans may provide that the Group 2 Payment Adjustment Caps and Group 2 Payment Adjustment Floors will not apply every fifth year or at some other time interval, in each case at which time the Monthly Payment will be adjusted to an amount sufficient to amortize fully the outstanding principal balance of the Mortgage Loan at the then current Mortgage Interest Rate generally over the remainder of the original amortization term.

          With respect to approximately ___% of the aggregate Scheduled Principal Balance as of the Cut-Off Date of the Group 2 Mortgage Loans, the maximum principal balance which is permitted under the Note as a result of negative amortization ("Maximum Negative Amortization Amount") is not generally permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately __% of the aggregate Scheduled Principal Balance as of the Cut-Off Date of the Group 2 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately __% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Cut-Off Date, no negative amortization is permitted. If the Maximum Negative Amortization Amount is exceeded as a result of Deferred Interest, the Borrower would be required to make an additional payment with its next Monthly Payment in an amount equal to the difference between the unpaid principal balance of the Mortgage Loan and the Maximum Negative Amortization Amount and, for so long as the unpaid principal balance of the Mortgage Loan is not less than the Maximum Negative Amortization Amount, the Monthly Payment would be adjusted to an amount that would be sufficient to amortize fully the unpaid principal balance of the Mortgage Loan at the then current Mortgage Interest Rate generally over the remainder of the original amortization term of such Mortgage Loan, without regard to the applicable Group 2 Payment Adjustment Cap. Generally, those Group 2 Mortgage Loans without negative amortization caps either may not create Deferred Interest or may fully re-amortize as described above.

          Approximately ___% of the Group 2 Mortgage Loans are secured by leasehold mortgages. [In addition, ___________ of the Group 2 Mortgage Loans, representing $_________ or ___% of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off Date, are Matured Performing Mortgage Loans.]

          A description of certain additional characteristics of the Group 2 Mortgage Loans as of the Cut-Off Date, estimated as of the date of this Prospectus Supplement, is set forth in Exhibit B hereto. The interest rate adjustment sensitivity of the Group 2 Mortgage Loans is affected by, among other things, the particular Indexes of the Mortgage Loans, the frequency of adjustments and the applicable caps and floors. Exhibit B hereto identifies, by Scheduled Principal Balance of Group 2 Mortgage Loans as of the Cut-Off Date,
(i) the applicable Indexes, (ii) the frequency of Mortgage Interest Rate adjustments and adjustments of the Monthly Payments and (iii) information with respect to the different lifetime and periodic Mortgage Interest Rate and Payment Rate caps and floors, the portion of the Mortgage Loans having Balloon Payments, and the weighted average maturity of the Mortgage Loans.

[INSERT DESCRIPTIONS FOR MORTGAGE LOAN GROUPS 3 AND 4]

[INSERT CHART OF HISTORICAL VALUES AND DETAILED DESCRIPTION OF ANY PREDOMINATE INDEX]

ASSIGNMENT OF MORTGAGE LOANS

          At the time of issuance of the Certificates, BSCMSI will cause the Mortgage Loans to be assigned to the Trustee, together with all principal and interest due on or with respect to such Mortgage Loans, other than (i) principal and interest due on or before the Cut-Off Date (plus, for Mortgage Loans which provide for payment of interest in advance of accrual thereof rather than in arrears, interest due in the month ending on the day preceding the Cut-Off
Date), (ii) with respect to Simple Interest Loans, interest received on or prior to the Cut-Off Date, and (iii) Principal Prepayments (and principal payments with respect to Simple Interest Loans) received on or prior to the Cut-Off Date. The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the Trust Fund to the Depositor in exchange for the Mortgage Loans [and, within one Business Day after the Closing Date, the Depositor will deposit into the Collection Account amounts received on or prior to the Closing Date that are included in the payments assigned to the Trustee]. For information regarding the delivery of Mortgage Loan documents to the Trustee and to the Trustee's responsibilities with respect thereto, see "The Mortgage Pools--Assignment of Mortgage Loans" in the Prospectus.

[DESCRIPTION OF UNDERWRITING STANDARDS USED IN ORIGINATING THE MORTGAGE LOANS AND ANY APPRAISALS CONDUCTED IN CONNECTION THEREWITH]

[DESCRIBE ANY VARIATIONS FROM THE DOCUMENTS INCLUDED IN THE MORTGAGE LOAN FILE AS DESCRIBED IN THE PROSPECTUS]

          [Substantially all of the Mortgaged Properties are leased under Leases to one or more principal tenants (each, a "Lessee") occupying the related Mortgaged Property [and, to the extent excess commercial space is available, to one or more minor tenants]. Each Lease will be assigned to the Trust Fund as collateral for the related Mortgage Loan. Under the Leases, the Lessees are required to pay stipulated rent [describe whether rent is a fixed payment and/or is based upon a percentage of gross revenues, net revenues, or some other measure of financial performance of the leased Mortgaged Property]. In addition to rent, the Lessees generally are required to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. Certain of the Leases also require the lessor (who is also the Mortgagor under the related Mortgage Loan) to cover costs associated with the maintenance of the exterior of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums and taxes that the Lessees are required to pay].

          [The Leases require the Lessees to pay rent to the Mortgagors which is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and any fixed expenses of operating the related Mortgaged Properties borne by the Mortgagors under the related Leases. If payments under the Leases (net of any operating expenses payable by the Mortgagor) were insufficient to pay all of the scheduled principal (other than balloon payments) and interest on the related Mortgage Loans, the Mortgagors would have to rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. Certain Commercial Properties are leased entirely to one tenant. In such cases, the Mortgagor must rely entirely on such tenant to pay all of the scheduled principal and interest on the related Mortgage Loan or make such payment from other sources. Certain of the Leases expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payments by any new tenants or proceeds from the sale of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Leases are renewed. [Each lessor will assign to the Master Servicer the right to collect rent and other expenses directly from the related Lessee and each such Lessee will agree to make all payments under the related Lease directly to the Master Servicer.]

          [Certain Leases permit the Lessee to assign its interest under the Lease, or sublet all or a part of the Mortgaged Property, provided that in the event of such subletting or assignment the Lessee is not relieved of any obligations under the Lease. Also, the Lessee may elect to cease its operation of the Mortgaged Property at any time, but is obligated to continue payment of rent and performance of other Lessee obligations.]

          In the event of a partial casualty, certain Leases provide that it is the obligation of the Mortgagor, and certain other Leases provide that it is the obligation of the Lessee, to restore the related Mortgaged Property to its original condition. The cost of such restoration will be borne by the Mortgagor or the Lessee, above the amount of the insurance paid. Such obligation to rebuild must be completed within a time period defined in each Lease or a tenant can terminate such Lease. During any restoration period, rent is pro rated as to the portion of the premises the Lessee can occupy for its intended use.]

          [Each Lease provides a right of termination to the Lessee in the event that a taking of a material percentage of the demised space occurs, if the ingress and egress or the parking area have been materially impaired due to the taking or if such taking renders the premises unsuitable for its intended purpose. Certain Leases provide the Mortgagor the ability to substitute similarly improved, contiguous land for taken land. According to each Lease, if the Lessee chooses not to terminate the Lease after a taking, rent may be reduced in proportion to amounts of building floor area or land area taken. If the Lease is not terminated, the Mortgagor may have an obligation to restore the remainder of the Mortgaged Property to its condition prior to the taking or to a condition suitable for its intended use. All condemnation awards with respect to a Mortgaged Property must be paid to the Trust Fund.]

          [Should the Lessee default in the payment of rent, and such default continues uncured for a period of time defined in each Lease, which time period varies between ___ to ___ days, after written notice, the Mortgagor has the right to terminate the Lease, re-enter and re-let the Mortgaged Property and bring suit for collection of rent. However, the Lessee remains liable for amounts due under the Lease less amounts received from re-letting, after deducting reasonable costs of obtaining possession of the Mortgaged Property and performing any repair or alteration necessary prior to re-letting the Mortgaged Property.]

          [In all Leases, the Lessee is responsible for the maintenance of the leased premises during the Lease term. Such maintenance includes maintenance on interior portions of the building, maintenance and repairs made to parking area and landscaping. In certain Leases, the Lessee is responsible for the payment of its pro rata share of common area maintenance (multi-tenanted properties and office or industrial parks assessing such charges). The Mortgagor's maintenance obligations are limited to structural, foundation, floor slab and roof maintenance. [In order to provide funds to fulfill such obligations, the Agreement provides for the creation of a structural and roof reserve, to be held by the Master Servicer subject to a lien in favor of Certificateholders and to be expended from time to time in accordance with the Leases and with the prior written approval of the Master Servicer.]]

          [Each Mortgagor has assigned to the Trust Fund the lessor's interest under each Lease [(as well as the lessor's interest under all other leases of the related Mortgaged Property)], and the Lessee under each Lease will make all payments thereunder directly to the Master Servicer. To the extent any Lessee fails to make a scheduled rental payment under the Lease to which such Lessee is subject, the Master Servicer may require the Special Servicer to pursue the remedies against such Lessee available to it under the Lease. The remedies available under each Lease include, among other things, the right to terminate the Lease and remove the Lessee from the Mortgaged Property or continue the Lease in force, relet the Mortgaged Property and hold the Lessee liable on a monthly basis for any shortfall between the rental payable by the Lessee under the Lease (plus the amount of any expenses incurred in removing the Lessee and reletting the Mortgaged Property) and the amount of the rental payable by the successor lessee.]

          Set forth below is certain additional information concerning the [ __ largest] Leases:


                    Summary Information Regarding the Leases

                                    Lease
                                    Start         Annual      Expiration
LESSEE     RATING(1)                DATE          RENT(2)        DATE





- ------------------

(1)  The long-term unsecured debt rating of the Lessee, if any.

(2) [If Lease provides for annual rent to adjust, insert additional columns, as necessary.]


          Set forth below is certain additional information concerning the Mortgaged Properties relating to the [___ largest] Leases:


                                                                       Rent* per
                                                                       Net
                                        Net            Date of         Rentable
                                        Rentable       Construction    Square
LOCATION       TENANT     USE           AREA           COMPLETION      FOOT





- ----------------

*  For purposes of this table, "Rent" is defined as __________.


REPRESENTATIONS AND WARRANTIES

          In connection with purchasing the Mortgage Loans, BSCMSI received from the sellers thereof (each a "Seller") certain representations and warranties concerning the Mortgage Loans. In connection with selling the Mortgage Loans to the Trust Fund, BSCMSI will assign to the Trust Fund such representations and warranties, along with the related remedies in the event of a breach thereof. Such remedies generally are limited to requiring the related Seller to repurchase [or substitute for] a Mortgage Loan as to which a breach has occurred and is continuing. Although the Master Servicer may be obligated to enforce such repurchase [or substitution] obligations, neither the Master Servicer nor BSCMSI will be obligated to repurchase [or substitute for] a Mortgage Loan if the related Seller defaults on such obligation, unless such breach also constitutes a breach of the representations and warranties of the Master Servicer or the BSCMSI, as the case may be. The repurchase [and substitution] obligation will constitute the sole remedy available to Certificateholders with respect to a breach of any representations or warranties concerning the Mortgage Loans. See "The Trust Fund--The Mortgage Loans--Representations By Sellers; Repurchases" in the Prospectus. [The Agreement will also provide that the [BSCMSI] [Master Servicer] represent and warrant, among other things, that: [insert any additional representations and warranties]

CREDIT ENHANCEMENT

[SUBORDINATION]

          [The right of Holders of Subordinate Certificates to receive principal and interest payments thereon on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Certificates, but only [in the event of certain types of losses specified in "Trust Fund," and then only] to the extent of the "Available Subordination Amount" as of such Payment Date. The "Available Subordination Amount" will initially be $_______ (the "Maximum Subordination Amount") (representing ___% of the initial Certificate Principal Amount (as defined herein under "--Interest) of the [Certificates], declining as described herein under "Trust Fund--Enhancement--Subordination of the Class ___ Certificates" to [$_____] (the "Minimum Subordination Amount"). The subordination is effected by [the type of loss incurred,] the preferential right (to the extent of the then Available Subordination Amount) of Holders of Senior Certificates to receive distributions of principal on the Certificates.]

[RESERVE FUND]

          [If required by the Rating Agencies rating the Certificates, on or prior to the Closing Date [BSCMSI] [the Unaffiliated Seller] will deposit in a Reserve Fund cash or an irrevocable letter of credit in an amount (the "Initial Deposit") [equal to approximately __% of the aggregate Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date] [satisfactory to such Rating Agencies], which amount will be available on any Distribution Date to cover Basic Risk Shortfalls.

          [BSCMSI will have the right on any Distribution Date to cause the Trustee to pay over to BSCMSI, free from the lien thereon, the amount by which the balance in the Reserve Fund exceeds the amount required to be maintained therein.]

          The Reserve Fund will not be a part of the Trust Fund. The pledge of the Reserve Fund will be made pursuant to the terms of the Collateral Security Agreement. The Collateral Security Agreement will provide that the Initial Deposit may be invested, at the direction of [BSCMSI] [the Master Servicer], in Permitted Investments. [Any earnings resulting from the investment of amounts held in the Reserve Fund will be remitted [BSCMSI] [the Master Servicer.]]

          The Initial Deposit will be held in the Reserve Fund in accordance with the terms of the Collateral Security Agreement. [BSCMSI] [The Unaffiliated Seller] will have no obligation to deposit in the Reserve Fund any amounts in respect of any distributions it may have received or to make any other deposits subsequent to the Initial Deposit, regardless of whether amounts in the Reserve Fund are sufficient to cover Basis Risk Shortfalls. The conditions for the release of amounts in the Reserve Fund to [BSCMSI] will be set forth in the Collateral Security Agreement and shall be in accordance with the requirements established by the Rating Agencies for the maintenance of the initial ratings of the Certificates.

          The Collateral Security Agreement will require that [BSCMSI] [the Unaffiliated Seller] grant to the Collateral Agent a security interest in the Reserve Fund. [The Collateral Security Agreement will provide that, with the approval of the Rating Agencies, at the option of BSCMSI, the Reserve Fund can be replaced, in whole or in part, with a form of credit enhancement that is, or is invested in securities or obligations which are backed by the full faith and credit of the United States of America, provided that such replacement does not result in the withdrawal or downgrade of the then current rating or ratings of the Certificates by the Rating Agencies.]

          The institution serving as Trustee will also serve as Collateral Agent under the Collateral Security Agreement.]

          [Describe, if applicable, Reserve Funds to cover replacements or repairs on the Mortgaged Properties.] [Describe, if applicable, other means of funding the Reserve Fund, e.g., from payments received on the Mortgage Loans or other assets of the Trust Fund.]


          [INSERT DESCRIPTION OF CROSS-SUPPORT FEATURES, IF APPLICABLE]


[OTHER CREDIT ENHANCEMENT]

          [Specify provider of Credit Enhancement] has delivered to the Trustee [an irrevocable letter of credit] [a surety bond] [an insurance policy] [a committed line of credit] [a repurchase commitment] (the "Credit Enhancement") with respect to the [Senior] [specify appropriate Classes] [Certificates] [the Mortgage Loans] [the Master Servicer's] obligation to [make advances on] [repurchase defaulted Mortgage Loans]. Under the Credit Enhancement, [specify provider of Credit Enhancement] will advance funds to the Trustee [to pay] [up to ____% of] [principal of the [Senior] [Certificates] [specify appropriate Class] [Mortgage Loans] [and to pay] [up to ___% of] interest on such [Certificates] [Mortgage Loans] [to provide funds in the event of a failure by the [Master Servicer] to make advances] [to repurchase delinquent Mortgage Loans] in an amount not to exceed ___% of the initial principal amount of the Mortgage Loans.] [Describe, if applicable, swaps and caps intended to cover Basis Risk Shortfalls.]


                         SERVICING OF THE MORTGAGE LOANS

 THE MASTER SERVICER

              [Information to be provided by the Master Servicer.]

          The Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement. [With respect to any Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer will transfer servicing responsibilities with respect to such Mortgage Loan to the Special Servicer. [Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-Off Date of approximately $ , representing % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, will be transferred to the Special Servicer on the Closing Date, if no Monthly Payments are received on such Mortgage Loans from the Cut-Off Date to the Closing Date, because they will then have payments more than 60 days past due.] [In addition, included in the Mortgage Pool are Matured Performing Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $ representing % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date, which will be transferred to the Special Servicer on the Closing Date.]

[CHARTS TO BE INSERTED SUMMARIZING THE MASTER SERVICER'S FORECLOSURE, DELINQUENCY AND LOAN LOSS EXPERIENCE IN RESPECT OF LOANS OF THE SAME TYPE AS THE MORTGAGE LOANS]

          While the above foreclosure, delinquency and loan loss experience is typical of the Master Servicer's recent experience, there can be no assurance that experience on the Mortgage Loans will be similar. The information should not be considered to reflect the credit quality of the Mortgage Loans in the Mortgage Pool or as a basis for assessing the likelihood, amount or severity of losses on the Mortgage Pool. The statistical data in the table is based on all of the loans in the Master Servicer's servicing portfolio. The Mortgage Loans may be more recently originated than, and are likely to have other characteristics which distinguish them from, the majority of the loans in the Master Servicer's servicing portfolio.

[THE SPECIAL SERVICER

              [Information to be provided by the Special Servicer.]

          The information set forth in the preceding paragraphs concerning the Special Servicer has been provided by it. Accordingly, BSCMSI makes no representation as to the accuracy or completeness of such information.

COLLECTION AND OTHER SERVICING PROCEDURES

          The Master Servicer (or the Special Servicer, with respect to Specially Serviced Mortgage Loans) will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures as it deems necessary or desirable. Under the Agreement, the Master Servicer will establish and maintain the Collection Account and the Escrow Account, and the Special Servicer will establish and maintain the REO Account. For information regarding the maintenance of these accounts and the obligations of the Master Servicer and Special Servicer under the respective accounts, see "Description of the Certificates--Accounts" and "Servicing of the Mortgage Loans--Collections and Other Servicing Procedures" in the Prospectus.

INSURANCE

          The Agreement provides that the Master Servicer maintain or require each Mortgagor to maintain insurance in accordance with the related Mortgage, which generally will include a standard fire and hazard insurance policy with extended coverage, and, in some cases, flood insurance. Likewise, the Special Servicer will cause to be maintained fire and hazard insurance with extended coverage on each REO Property and, in some cases, flood insurance. For further information regarding the maintenance and coverage of insurance policies as described above, see "Servicing of the Mortgage Loans--Insurance" in the Prospectus.

          In addition, to the extent required by the related Mortgage, the Master Servicer may require the Mortgagor to maintain other forms of insurance including, but not limited to, loss of rents endorsements, business interruption insurance and comprehensive public liability insurance, and the Agreement may require the Special Servicer to maintain public liability insurance with respect to any REO Properties. See "Servicing of the Mortgage Loans--Insurance" in the Prospectus.

[POOL INSURANCE POLICY, SPECIAL HAZARD INSURANCE POLICY, BANKRUPTCY BOND, REPURCHASE BOND, CERTIFICATE GUARANTEE INSURANCE TO BE DESCRIBED, IF APPLICABLE]

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

          The Master Servicer's principal compensation for its activities under the Agreement will come from the payment to it or retention by it, with respect to each Mortgage Loan, of the Servicing Fee (as defined below).

          The "Servicing Fee," including the Reserved Amount (as defined below), with respect to each Mortgage Loan and for any Due Period, is an amount equal to thirty days' interest (or, in the event of any payment of interest which accompanies a Principal Prepayment made by the Borrower, interest for such number of days from the preceding Due Date to the date of such Principal Prepayment), calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to the application of the principal portion of the Monthly Payment due on the Due Date in such Due Period. The Servicing Fee Rate, with respect to each Mortgage Loan other than a Specially Serviced Mortgage Loan, is a rate equal to __% per annum and, with respect to each Specially Serviced Mortgage Loan, is a rate equal to __% per annum. A portion of the Servicing Fee includes __% per annum of the then unpaid principal balance of each of the Mortgage Loans (the "Reserved Amount") which the Master Servicer will use to pay certain ongoing expenses associated with the Mortgage Loans and incurred by it in connection with its responsibilities under the Agreement, including the annual fees of [the Trustee and] the Collateral Agent, the Basic Fee (as defined below) of the Special Servicer, [ongoing fees payable to the Rating Agencies] [ongoing fees payable to the providers of Credit Enhancement] and certain other expenses of the Trust Fund. [The Master Servicer will be entitled to reimbursement from the Collection Account for the amount by which such expenses exceed the Reserved Amount.]

          In addition, the Master Servicer will be entitled to receive, as additional compensation, Prepayment Premiums, late fees and certain other fees collected from any Borrower other than with respect to Specially Serviced Mortgage Loans, and any interest or other income earned on funds deposited in the Collection Account, the Distribution Account and, except to the extent such income is required to be paid to the related Mortgagors, the Escrow Account.

          [The Special Servicer's principal compensation for its activities under the Agreement will come from payment to it or retention by it, with respect to each Mortgage Loan, of the Special Servicer Fee. The "Special Servicer Fee" will include [(x) a fee (the "Basic Fee") calculated at a rate equal to __% per annum with respect to each Mortgage Loan on the Scheduled Principal Balance of such Mortgage Loan, payable from the Collection Account,
(y) an additional fee (the "Supplemental Fee") equal to the excess, if any, of
(i) an amount calculated at a rate equal to __% applied solely to the Specially Serviced Mortgage Loans over (ii) the Basic Fee, which Supplemental Fee shall be payable from the Reserve Fund, to the extent of funds available therein, and (z) a fee (the "Workout Fee") equal to a fixed percentage (the "Workout Fee Rate"), varying from __% to __% per annum, depending on the unpaid principal balance of each Mortgage Loan as to which it is acting or at any time acted as servicer (including those for which servicing has been returned to the Master Servicer), of net collections and net proceeds received with respect to each such Mortgage Loan] [other formula to compensate any Special Servicer].

          [The Special Servicer will remit payments with respect to any modification fees payable by Mortgagors in accordance with the Special Servicer's customary servicing practices and late fees, Prepayment Premiums and certain other fees collected from any Mortgagor for Specially Serviced Mortgage Loans to the Master Servicer for deposit in the Collection Account.]

MONTHLY ADVANCES

          The Master Servicer will advance its own funds [or funds equal to the aggregate amount of payments of principal and interest] (adjusted to the Net Mortgage Interest Rate) which were due on the Due Date and which were delinquent as of the close of business on the business day preceding the Remittance Date until the earlier to occur of (i) the determination by the Master Servicer that further advances would be non-recoverable; (ii) the resolution of the defaults under the Mortgage Loans by the Special Servicer and (iii) liquidation of the Mortgaged Property, [up to an aggregate amount equal to ___% of the aggregate outstanding principal balance of the Mortgage Loans, less previously unreimbursed advances] [subject to such advances being recoverable, in the reasonable judgment of the Master Servicer, under any Insurance Policy, Liquidation Proceeds or otherwise from the Mortgagor]. The [Master] Servicer will also be obligated to make advances in respect of certain taxes and insurance premiums and property protection expenses not paid by Mortgagors on a timely basis. [Advances are reimbursable from recoveries with/without interest and from Liquidation Proceeds or subsequent collections on the Mortgage Loans.] Such right of reimbursement from such recoveries is prior to the right of [Certificateholders].]

MODIFICATIONS, WAIVERS AND AMENDMENTS

          Each of the Master Servicer and the Special Servicer is entitled, subject to certain conditions set forth therein, to modify, waive or amend the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder, as described under "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" in the Prospectus. In particular, the Special Servicer will use its best efforts to modify (i) a Group 1 or Group 3 Mortgage Loan to provide for calculation of interest at a fixed rate and (ii) a Group 2 or Group 4 Mortgage Loan to provide for calculation of interest at a rate based upon [LIBOR] [COFI].

          [The Special Servicer may, with respect to any Specially Serviced Mortgage Loan, subject to the terms and conditions set forth in the Agreement, some of which are described below, modify, waive or amend the terms of such Mortgage Loans if the Special Servicer determines that a material default has occurred or a payment default has occurred or is reasonably foreseeable. The Special Servicer may extend the maturity date of such Mortgage Loan to a date (the "Optimal Wind-Down Date") not later than the earlier of (i) two years prior to the Final Scheduled Distribution Date or (ii) if such Mortgage Loan is secured by a Mortgage on a leasehold estate, the date occurring ten years prior to the termination of such leasehold estate. Interest on any extended Mortgage Loan will be calculated on the basis of a 360-day year consisting of twelve 30-day months. To the extent that the net operating income of the related Mortgaged Property (together with such other sources of payment as the Special Servicer determines are acceptable therefor) is sufficient to support Monthly Payments which will amortize the Mortgage Loan on a level payment basis to the rescheduled maturity date, the Special Servicer will require that Monthly Payments be made in such amounts. If the Special Service determines that net operating income will not be so sufficient, the Special Servicer will either agree to a schedule of Monthly Payments that would fully amortize the Mortgage Loan by the Optimal Wind-Down Date after providing for a Balloon Payment at the rescheduled maturity date or reduce the Monthly Payments on any Specially Serviced Mortgage Loan to a level that can be supported by net operating income (either by reducing the Mortgage Interest Rate or the Payment Rate thereof, reducing the principal payment component of the Monthly Payments or a combination thereof).]

          [Except for extensions of maturity dates of Matured Performing Mortgage Loans,] the Special Servicer will not agree to any modification, waiver or amendment of the payment terms of a Mortgage Loan unless the Special Servicer has determined that such modification, waiver or amendment is reasonably likely to produce a greater recovery on a present value basis than liquidation of the Mortgage Loan.

EVIDENCE OF COMPLIANCE

          Under the Agreement, each of the Master Servicer and the Special Servicer is required to provide a statement of compliance with the Agreement, as more fully described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in the Prospectus.


                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

          The yield to maturity on any Class of Certificates will depend upon the price paid by the Certificateholder, the related Pass-Through Rate and the rate and timing of the repayment of principal in respect of such Certificates. The yield to maturity on the Floating Rate Certificates will be affected, in particular, by the levels of LIBOR. The rate and timing of the repayment of principal of the Certificates will be affected both by (x) the rate of principal payments (particularly Balloon Payments) on the related Mortgage Loans including, for this purpose, unscheduled payments such as prepayments by Borrowers and prepayments resulting from modifications, defaults, repurchases due to certain breaches of representations and warranties and (y) the amount of interest payments on the Mortgage Loans which is available for distribution of principal on the Certificates.

          A portion of the Group 1 and Group 3 Mortgage Loans bear interest at fixed rates. The remaining portion of the Group 1 and Group 3 Mortgage Loans and all of the Group 2 and Group 4 Mortgage Loans are ARMs, the Mortgage interest Rates of which are determined by reference to various Indexes. [BSCMSI] is not aware of any relevant publicly available statistics that set forth principal prepayment experience or prepayment forecasts of commercial [and multifamily residential] mortgage loans over an extended period of time, especially with respect to commercial [and multifamily residential] ARMs. The rate of principal prepayments with respect to mortgage loans generally has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMS may be subject to a greater rate of principal prepayments in a declining interest rate environment, particularly ARMs with minimum interest rate provisions.

          The rate of principal payments on the Certificates will be affected by the rate of principal payments (including prepayments) on the related Mortgage Loans. Generally, prepayments on the Mortgage Loans (including prepayments resulting from defaults) will tend to shorten the weighted average lives of the Class A Certificates whereas delays in liquidations of defaulted Mortgage Loans and modifications extending the maturity of Mortgage Loans will tend to lengthen the weighted average lives of the Class A Certificates. Such prepayments may affect the Class B and Class C Certificates differently as described below. Any changes in weighted average lives may adversely affect the yield to Certificateholders. Prepayments resulting in a shortening of such weighted average lives may be made at a time of low interest rates when Certificateholders may be unable to reinvest such prepayments at Pass-Through Rates payable on the Certificates, while delays and extensions resulting in lengthening of such weighted average lives may occur at a time of high interest rates when Certificateholders may have been able to reinvest payments received by them at higher rates.

          Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (and in particular Mortgage Loans with fixed Mortgage Interest Rates or with minimum adjustable Mortgage Interest Rates that are higher than prevailing interest rates), the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include the availability of and the ability to obtain credit for mortgage refinancing, changes in tax laws (including depreciation benefits), changes in Mortgagor's net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the Mortgage Loans (for example, the existence of due-on-sale and due-on-encumbrance clauses), the quality of management of the Mortgaged Properties and the availability of other opportunities for investment. [A significant number] of the Mortgage Loans may be prepaid at any time without penalty, or provide for small prepayment premiums or penalties which are not expected to be an effective deterrent to prepayment. [Some] of the Mortgage Loans, however, continue to have prepayment premiums or penalties which could be a deterrent to prepayments. BSCMSI makes no representation as to the particular factors that will affect the rate of prepayment of the Mortgage Loans, the relative importance of any such factors, the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or the overall rate of prepayments on the Mortgage Loans.

          The effective yield to Holders of the Fixed Rate Certificates will differ from the yield otherwise produced by the applicable Pass-Through Rate and purchase prices of such Certificates because principal and interest distributions will not be payable to such Holders until at least the 25th day of the month following the month of accrual (without any additional distribution of interest or earnings thereon in respect of such delay).

          If the purchaser of a Certificate purchased at a discount from its initial Certificate Principal Amount calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on such Certificate, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate purchased at a premium calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on such Certificate, the actual yield to maturity will be lower than that so calculated.

          The timing of changes in the rate of prepayments on the related Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments. An investor must make an independent decision as to the appropriate prepayment scenario to be used in deciding whether to purchase the Certificates.

          Investors should consider the risk that rapid rates of prepayments on the related Mortgage Loans, and therefore of principal payments on the Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts received as principal payments on such investor's Certificate may be lower than the applicable Pass-Through Rate. Conversely, slow rates of prepayments on the Mortgage Loans, and therefore of principal payments on the various Classes of Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high prevailing interest rates may be relatively low.

FINAL SCHEDULED DISTRIBUTION DATE

          The "Final Scheduled Distribution Date" for distributions on each Class of Certificates is ______ 25, ____. The Final Scheduled Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the Mortgage Pool. Since the rate of payment (including prepayments) of principal on the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the disposition of the last remaining Mortgage Loan in the Trust Fund may be earlier, and could be substantially earlier, than the Final Scheduled Distribution Date. In addition, BSCMCI or its designee may, at its option, repurchase all the Mortgage Loans from the Trust Fund on or after any Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than [5%] [10%] of the aggregate unpaid principal balance of the Mortgage Pool as of the Cut-Off Date.

WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

          Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgage Loans are made. Principal payments on Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments by Mortgagors and prepayments resulting from modifications, defaults, repurchase due to certain breaches of representations and warranties or other disposition of the Mortgage Loans). Since all principal payments on the Mortgage Loans are initially directed to reduce the respective Certificate Principal Amounts of the Class A Certificates, prepayments on the Mortgage Loans will have a disproportionately greater tendency to shorten the weighted average lives of the Class A Certificates than the weighted average lives of the Class B and Class C Certificates.

          In contrast, [a substantial portion] of the excess of interest due on the Mortgage Loans, net of servicing compensation, fees due the Trustee [and fees for credit enhancement], over interest due on the Certificates will generally be applied to the Certificates as described herein under "Description of the Certificates--Allocation Among Classes." Accordingly, while the amount of such excess interest will generally be affected primarily by changes in interest rates and the interest rate adjustment terms of the Mortgage Loans, and accordingly by the spread between [LIBOR] and the current Mortgage Interest Rate, as described under "Description of the Certificates--Distributions--Basis Risk" herein, any payment experience which would reduce such excess interest, including prepayments (Mortgage Loans having higher interest rates being expected to prepay first) and Prepayment Interest Shortfalls, will have a tendency to extend the weighted average life of the Class B and Class C Certificates, although such tendency may be offset to some extent by the application of principal prepayments to such Classes of Certificates. The level of such excess interest will also be affected by other factors described under "Description of the Certificates--Distributions--Basis Risk" herein. The weighted average life of each such Class will also be influenced by delays associated with realizing on defaulted Mortgage Loans, and by extensions given in connection with modifications of Mortgage Loans. Since a [significant number] of Mortgage Loans have Balloon Payments due at maturity, and because the ability of the Mortgagor to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having Balloon Payments may default at maturity, or that the Special Servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on Specially Serviced Mortgage Loans, the Special Servicer is given considerable flexibility under the Agreement to modify Mortgage Loans which are in default or as to which default is reasonably foreseeable. Certificateholders are not entitled to receive distributions of Balloon Payments when due except to the extent they are actually received (and instead are entitled only to receive certain Assumed Scheduled Payments until final liquidation, and the remaining balance upon such final liquidation). Consequently, any defaulted Balloon Payment or modification which extends the maturity of a Mortgage Loan will tend to extend the weighted average lives of the Class A Certificates and to a lesser extent, the weighted average of other Classes of Certificates. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein and in the Prospectus.

          In contrast, because the Class [ ] Certificates are being offered at a discount, and because the Class [ ] Certificates are being offered at a premium, their effective yields will depend to a significant extent on the rate at which excess interest materializes and is applied to make distributions of principal in respect of such Classes of Certificates as described in the preceding paragraph.

          The weighted average lives of the Certificates may also be shortened by the exercise of an optional termination right as described under "Description of the Certificates--Optional Termination" herein.

          Prepayments on mortgage loans are commonly measured by a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Model" or "SPA") represents an assumed constant rate of prepayments each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. SPA does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Mortgage Pool.

          The tables of Percentages of Initial Certificate Principal Amount Outstanding for the Class [ ] and Class [ ] Certificates at the respective percentages of SPA set forth herein indicate the weighted average life of each Class of Certificates and set forth the percentage of the initial certificate principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of SPA. The tables have been prepared on the basis of the "Mortgage Loan Assumptions," which are the assumptions that the Group l, Group 2, Group 3 and Group 4 Mortgage Loans consist of ___, ___, ___ and ___ subgroups, respectively, [each treated as a single assumed Mortgage Loan,] with the following characteristics:


                   [DESCRIPTION OF MORTGAGE LOAN ASSUMPTIONS]

          The assumptions described above that have been made in preparing the following tables are expected to vary from the actual performance of the Mortgage Loans. In particular, actual prepayments are not likely to occur at constant rates or at the assumed rates and the terms of extensions are not likely to be uniform, and variations in prepayment speeds and extension terms, even if averaging to the same constant prepayment rate over time and to the same weighted average extension term, may have different effects on the payment rates of the Certificates. Furthermore, not all Balloon Mortgage Loans are expected to be extended or to be extended for the suggested terms, and prepayments and extensions may apply disproportionately to Mortgage Loans with different Mortgage Interest Rates. To the extent fixed rate Mortgage Loans with higher Mortgage Interest Rates prepay at higher rates or are extended less frequently or for shorter terms, the excess interest available to make distributions in reduction of the Certificate Principal Amounts of the Class B and Class C Certificates may be reduced even at the same constant prepayment rates. There can be no assurance as to the actual rates of prepayment or extension of the Mortgage Loans or as to variations in applicable interest rates.

          Furthermore, the assumptions made in preparing the following tables vary to some degree from the actual terms of the Certificates and the Agreement in that: [(i) any extension of a Mortgage Loan will occur only under circumstances in which such Mortgage Loan has become a Specially Serviced Mortgage Loan subject to deduction of a Workout Fee from all future Monthly Payments; (ii) upon extension, and in contrast to the assumptions, some of the Group [, Group ] and Group Mortgage Loans might not be Discounted Mortgage Loans and some of the Group Mortgage Loans might be Discounted Mortgage Loans, depending upon the modified terms thereof; (iii) the actual reduction of the Scheduled Principal Balance of the Discounted Mortgage Loans will depend on the modified terms thereof and will not always be __% of their Scheduled Principal Balances; and (iv) the terms of any extension permitted under the Agreement may require an increase or allow a decrease in the Mortgage Interest Rate or the Monthly Payment, rather than providing for continuation of the same terms.]

          Based on the foregoing assumptions and on the allocation rules described above under "Description of the Certificates--Distributions-- Allocation Among Classes," the following tables indicate the weighted average lives of the Certificates and set forth the percentage of the initial Certificate Principal Amount of each Class of Certificates that would be outstanding after the Distribution Date in __________ of each of the years indicated, under various prepayment, LIBOR and years-of-extension scenarios. None of the indicated percentages of SPA purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Mortgage Pool. Variations in the actual prepayment experience and extension experience and the balance of the Mortgage Loans that prepaid or are extended may increase or decrease the percentage of initial Certificate Principal Amount (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the SPA and the average extension experience of all such Mortgage Loans equals any of the specified years of extension. In addition, the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Certificates will be increased, and to periods of accelerated amortization, in which case the weighted average lives of the Certificates will be decreased.

              [DECLINING BALANCE AND WEIGHTED AVERAGE LIFE TABLES]


- -----------------

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate Principal Amount of the Certificate.

                                 USE OF PROCEEDS

          [Substantially all of the net proceeds from the sale of the Certificates will be used by BSCMSI [to purchase the Mortgage Collateral conveyed to the Trustee by BSCMSI simultaneously with the issue and sale of the Certificates [to repay indebtedness incurred to purchase the Mortgage Collateral] [to pay for the costs of structuring and issuing the Certificates] [and] [to establish the [specify Reserve Funds]].


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

          An election will be made to treat a segregated pool of assets within the Trust Fund [(excluding the Reserve Fund and the rights of Certificateholders under certain agreements pursuant to which the beneficial owner of the Reserve Fund will make payments to the holders of the Regular Certificates in the event of a Basis Risk Shortfall)] as a REMIC for federal income tax purposes. The classes of REMIC interests designated in the Agreement as the Class of Interests, corresponding to each Class of Certificates other than the Class A-R1 Certificates, respectively, will be considered to be "regular interests" in a REMIC and will be referred to herein as "Regular Interests." The Class A-R1 Certificates will be considered to be the "residual interest" in a REMIC and will be referred to herein as the "Residual Interest."

REGULAR INTERESTS

          The Regular Interests generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of the Regular Interests will be required to report income thereon in accordance with the accrual method of accounting. It is anticipated that the Class ____ Interests will be issued with original issue discount for federal income tax purposes, in an amount equal to the excess of the initial principal balances of the corresponding Classes of Certificates over their issue prices (including accrued interest). It is further anticipated that the Class ____ Interests will be issued at a premium for federal income tax purposes.

          The Prepayment Assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered DE MINIMIS, and that may be used by a holder of Regular Interests to amortize premium, will be calculated using ____. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

RESIDUAL INTEREST

          The holders of the Class A-R1 Certificates must include the taxable income or loss of the REMIC in determining their federal taxable income. The Class A-R1 Certificates will remain outstanding for federal income tax purposes until there are no Certificates of any other Class outstanding. Prospective investors are cautioned that the holders of Class A-R1 Certificates' REMIC taxable income and the tax liability thereon will exceed cash distributions to such holder during certain periods, in which event the holders must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMIC includable by a holder of a Class A-R1 Certificate will be treated as "excess inclusion" income resulting in (i) the inability of such holder to use net operating losses to offset such taxable income (ii) the treatment of such taxable income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt and (iii) the treatment of such taxable income as subject to 30% withholding tax to certain foreign investors, with no exemption or treaty reduction.

          Under the REMIC Regulations, since the fair market value of the Class A-R1 Certificates will not exceed 2% of the fair market value of the REMIC, the Class A-R1 Certificates will not have "significant value" and thrift institutions will not be permitted to offset their net operating losses against such excess inclusion income. In addition, under the REMIC Regulations, the Class A-R1 Certificates will be considered "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of any such transfer was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of a Class A-R1 Certificate will require the transferee to state, among other things, that it has no intention to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Class A-R1 Certificate and that it will not transfer the Class A-R1 Certificate to any person that it has reason to believe has the intention to impede the assessment or collection of such taxes. Finally, the Class A-R1 Certificates generally may not be transferred to persons who are not U.S. Persons. See "Certain Federal Income Tax Consequences--REMIC Residual Certificates--Mismatching of Income and Deductions; Excess Inclusions" and "--Transfers of REMIC Residual Certificates--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus.

          An individual, trust or estate that holds a Class A-R1 Certificate (whether such Certificate is held directly or indirectly through certain Pass-Through Entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of the fees of the Master Servicer and the Special Servicer paid from the REMIC Pool and other administrative expenses of the REMIC Pool in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of a Class A-R1 Certificate are unclear; therefore, any such transferee receiving such consideration should consult its tax advisors.

          DUE TO THE SPECIAL TAX TREATMENT OF RESIDUAL INTERESTS, THE EFFECTIVE AFTER-TAX RETURN OF THE CLASS A-R1 CERTIFICATES MAY BE SIGNIFICANTLY LOWER THAN WOULD BE THE CASE IF THE CLASS A-R1 CERTIFICATES WERE TAXED AS DEBT INSTRUMENTS.


                              ERISA CONSIDERATIONS

          [THE PROSPECTUS SUPPLEMENT FOR A PARTICULAR SERIES OF CERTIFICATES WILL INDICATE WHAT CLASSES, IF ANY, MAY BE ELIGIBLE FOR INVESTMENT BY CERTAIN EMPLOYEE BENEFIT AND OTHER PLANS, AS MORE FULLY DESCRIBED IN SUCH PROSPECTUS SUPPLEMENT. THE FOLLOWING IS EXEMPLARY LANGUAGE WHERE CERTAIN CLASSES OF CERTIFICATES MAY BE ELIGIBLE FOR INVESTMENT BY SUCH PLANS.]

          Any fiduciary of an employee benefit plan within the meaning of
Section 3(3) of ERISA (a "Plan"), which is subject to the fiduciary responsibility rules of Title I, Sections 401-414, of ERISA or Section 4975 of the Code and which proposes to cause a Plan to acquire any of the Offered Certificates, should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

          The U.S. Department of Labor has granted to the Underwriter an administrative exemption (Prohibited Transaction Exemption 90-30, as amended, referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and subsequent resale by Plans of certificates evidencing an interest in pass-through trusts that consist of certain receivables, loans, and other obligations that meet the conditions and requirements of the Exemption.

          The Exemption covers certificates evidencing an interest in a trust consisting of obligations that bear interest or are purchased at a discount and which are secured, such as mortgages secured by commercial or multifamily real property. Among the other conditions that must be satisfied for the Exemption to apply are the following:

          (l) The acquisition of the certificates by the Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

          (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Moody's, S&P, D&P or Fitch;

          (4) The trustee is not an affiliate of any member of the Restricted Group (as defined below);

          (5) The sum of all payments made to and retained by the underwriters in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

          (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Act.

          In order for the Exemption to apply, the trust fund must also meet the following requirements:

          (1) The corpus of the trust fund must consist solely of assets of a type that have been included in other investment pools;

          (2) Certificates in such other investment pools must have been rated in one of the three highest generic rating categories of Moody's, S&P, D&P or Fitch for at least one year prior to the Plan's acquisition of certificates; and

          (3) Certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

          Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on any obligations held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Depositor, the Underwriters, the Trustee, the Master Servicer, the Special Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

          THE CHARACTERISTICS OF THE CLASS B AND CLASS C CERTIFICATES WILL NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, THE CLASS B AND CLASS C CERTIFICATES CANNOT BE ACQUIRED BY A PLAN.

          Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                          RESTRICTIONS ON PURCHASE AND
                     TRANSFER OF THE CLASS A-R1 CERTIFICATES

          The Class A-R1 Certificates are not offered for sale to certain tax-exempt organizations that are "disqualified organizations" as defined in "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Certificates--Tax on Disposition of REMIC Residual Certificates" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Such "disqualified organizations" are prohibited from acquiring or holding any beneficial interest in the Class A-R1 Certificates. Further, neither the Class A-R1 Certificates nor any beneficial interest therein may be sold or otherwise transferred without the express written consent of Bear Stearns Securities Administration Corporation, an affiliate of BSCMSI (the "Tax Matters Person"), which will be withheld only to avoid a risk of REMIC disqualification or REMIC-level tax, and in any event may not be sold to disqualified organizations. See "Certain Federal Income Tax Consequences--Transfers of REMIC Residual Certificates--Tax on Disposition of REMIC Residual Certificates" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Finally, unless the Tax Matters Person consents in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Class A-R1 Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to federal income tax regardless of the source of its income. For certain additional tax-related restrictions on the transfer of the Class A-R1 Certificates, see "Certain Federal Income Tax Consequences--REMIC Residual Certificates--Mismatching of Income and Deductions; Excess Inclusions" and "Certain Federal Income Tax Consequences--Foreign Investors--REMIC Residual Certificates" in the Prospectus.


                         LEGAL INVESTMENT CONSIDERATIONS

          The [Offered] Certificates [(other than the Class _______ Certificates)] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. Certain states have enacted legislation overriding the legal investment provisions of SMMEA. [The Class ____ Certificates will not constitute "mortgage related securities" under SMMEA (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant Interpretive Uncertainties.]

          All investors whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Certificates. Any such investor should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Certificates. See "Legal Investment" in the Prospectus.


                              PLAN OF DISTRIBUTION

          Subject to the terms and conditions set forth in the Underwriting Agreement, the Certificates are being purchased from BSCMSI by the Underwriter, an affiliate of BSCMSI, upon issuance. Distribution of such Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to BSCMSI are expected to be approximately ___% of the aggregate principal balance of the Certificates as of the Cut-Off Date plus accrued interest at the applicable Pass-Through Rate from the Cut-Off Date to but not including the Closing Date, but before deducting expenses payable by BSCMSI. In connection with the purchase and sale of the Certificates, the Underwriter may be deemed to have received compensation from BSCMSI in the form of underwriting discounts.

          BSCMSI will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect thereof.


                               CERTIFICATE RATINGS

          It is a condition to their issuance that each Class of Certificates receives the rating set forth below from _______ ("___") and __________ ("_________").

         CLASS                                          RATING

Class A Certificates                                    [    ] [    ]
Class B Certificates
Class C Certificates

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not represent any assessment of the likelihood of principal prepayments on the Mortgage Loans or of the degree to which such prepayments might differ from those originally anticipated. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.

          BSCMSI has not requested a rating of the Certificates by any rating agency other than ____ and ____. However, there can be no assurance as to whether any rating agency not requested to rate the Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Certificates by such other rating agency may be lower than the rating assigned by _________ and __________.

                                  LEGAL MATTERS

          Certain legal matters relating to the Certificates will be passed upon for BSCMSI and the Underwriter by Stroock & Stroock & Lavan, New York, New York.

                         INDEX OF PRINCIPAL DEFINITIONS


TERM........................................................    PAGE

Adjustment Date...............................................   S-97
Agreement.....................................................   S-6
Amounts Held for Future Distribution..........................   S-66
ARMs..........................................................   S-100
Assumed Monthly Payments......................................   S-89
Assumed Net Mortgage Interest Rate ...........................   S-90
Assumed Scheduled Payment.....................................   S-70
Available Distribution Amount.................................   S-66
Available Subordination Amount................................   S-16
Balloon Loans.................................................   S-53
Balloon Payment...............................................   S-53
Basic Fee.....................................................   S-112
Basis Risk Reserve Fund Draw Amount...........................   S-76
Basis Risk Shortfall..........................................   S-75
Book-Entry Certificates.......................................   S-8
BSCMSI........................................................   S-6
Business Day..................................................   S-63
Cede..........................................................   S-62
Certificate Owner.............................................   S-62
Certificate Principal Amount..................................   S-22
Certificate Register..........................................   S-65
Certificates..................................................   S-1
Class A Certificates..........................................   S-7
Cleanup Costs.................................................   S-55
COFI..........................................................   S-12
Collateral Agent..............................................   S-8
Collateral Security Agreement.................................   S-9
Commercial Certificates.......................................   S-7
Commercial Fixed Rate Certificates............................   S-7
Credit Enhancement............................................   S-16
Cut-Off Date..................................................   S-6
Debt Service Reduction........................................   S-90
Deferred Interest.............................................   S-22
Deficient Valuation...........................................   S-90
Definitive Certificates.......................................   S-64
Depositor.....................................................   S-8
Determination Date............................................   S-19
Discounted Mortgage Loan......................................   S-89
Disqualified Organizations....................................   S-45
Distribution Account..........................................   S-87
Distribution Date.............................................   S-4
DTC...........................................................   S-62
Due Date......................................................   S-18
Due-On-Sale...................................................   S-96
Due Period....................................................   S-18
Eligible Multifamily Mortgage Loans...........................   S-11
ERISA.........................................................   S-44
Excess Prepayment Interest....................................   S-76
Exemption.....................................................   S-123
FHLB..........................................................   S-101
FHLBSF........................................................   S-79
Final Recovery Determination..................................   S-93
Final Scheduled Distribution Date.............................   S-117
First Adjustment Date.........................................   S-98
Fixed Rate Certificates.......................................   S-7
Floating Rate Certificates....................................   S-7
Floor Interest Rate...........................................   S-11
Group Available Funds.........................................   S-66
Group 2 Payment Adjustment Cap................................   S-101
Group 2 Payment Adjustment Floor..............................   S-101
Index.........................................................   S-97
Indirect Participants.........................................   S-63
Initial Deposit...............................................   S-88
Interest Accrual Period.......................................   S-20
Interest Shortfall............................................   S-76
Leases........................................................   S-13
Lessee........................................................   S-13
LIBO..........................................................   S-77
LIBOR.........................................................   S-3
LIBOR Business Day............................................   S-77
LIBOR Determination Date......................................   S-77
Lock-Out Periods..............................................   S-49
Look-Back Period..............................................   S-101
Margin........................................................   S-97
Master Servicer...............................................   S-8
Master Servicer Remittance Date...............................   S-88
Matured Performing Mortgage Loans.............................   S-58
Maximum Negative Amortization Amount..........................   S-101
Maximum Rates.................................................   S-100
Maximum Subordination Amount..................................   S-17
Minimum Subordination Amount..................................   S-17
Monthly Advance...............................................   S-43
Monthly Payment...............................................   S-69
Mortgage Interest Rates.......................................   S-9
Mortgage Loan Assumptions.....................................   S-119
Mortgage Loans................................................   S-2
Mortgage Pool.................................................   S-1
Mortgaged Properties..........................................   S-9
Mortgagor.....................................................   S-14
Multifamily Certificates......................................   S-7
Multifamily Fixed Rate Certificates...........................   S-7
Net Mortgage Interest Rate....................................   S-67
Net Negative Amortization.....................................   S-25
Non-Monthly Payment Loan......................................   S-69
Non-SMMEA Certificates........................................   S-48
Note..........................................................   S-95
Offered Certificates..........................................   S-1
Optimal Available Funds.......................................   S-67
Optimal Mortgage Loan Interest................................   S-67
Optimal Mortgage Loan Principal...............................   S-67
Optimal Wind-Down Date........................................   S-113
Outstanding Balance...........................................   S-90
PACs..........................................................   S-38
Participants..................................................   S-63
Pass-Through Rate.............................................   S-20
Payment Adjustment Date.......................................   S-101
Payment Rate..................................................   S-22

Permitted Investments.........................................   S-88
Plan Asset Regulations........................................   S-45
Plan(s).......................................................   S-44
Prepayment Model..............................................   S-119
Prepayment Period.............................................   S-19
Primary Principal Distribution Amount.........................   S-82
Principal Prepayments.........................................   S-68
Rating Agencies...............................................   S-47
Realized Loss.................................................   S-86
Record Date...................................................   S-18
Reference Banks...............................................   S-77
Regular Certificates..........................................   S-7
Regular Interests.............................................   S-43
Relief Act....................................................   S-75
REMIC.........................................................   S-4
REMIC Pass-Through Rate.......................................   S-76
REMIC Rate Shortfall..........................................   S-77
REMIC Residual Certificates...................................   S-44
REO Account...................................................   S-88
REO Mortgage Loan.............................................   S-70
REO Property..................................................   S-70
Reserve Fund..................................................   S-17
Reserve Interest Rate.........................................   S-78
Reserved Amount...............................................   S-111
Residual Certificates.........................................   S-7
Residual Interest.............................................   S-121
Restricted Group..............................................   S-125
Reuters Screen LIBO Page......................................   S-77
Rules.........................................................   S-63
Scheduled Principal Balance...................................   S-69
Seller........................................................   S-4
Servicing Fee.................................................   S-111
Simple Interest Loans.........................................   S-96
SMMEA.........................................................   S-11
SPA...........................................................   S-38
Special Servicer..............................................   S-8
Special Servicer Fee..........................................   S-112
Superlien.....................................................   S-55
Supplemental Fee..............................................   S-112
TACs..........................................................   S-40
Tax Matters Person............................................   S-46
Total Basis Risk Amount.......................................   S-76
Trustee.......................................................   S-6
Trust Assets..................................................   S-44
Trust Fund....................................................   S-1
Unaffiliated Seller...........................................   S-17
Uncovered Basis Risk Shortfalls...............................   S-76
Underwriter...................................................   S-3
Workout Fee...................................................   S-112
Workout Fee Rate..............................................   S-112

[These exhibits may appear immediately following this Prospectus Supplement or with the Glossary immediately following the Prospectus.]


                             MORTGAGE LOAN EXHIBITS

          The information set forth in Exhibits ___ through ___ is based on Scheduled Principal Balances, Mortgage Interest Rates and other information as of _______ 1, 199_ with respect to mortgage loans expected to be included in the Trust Fund. Not all the mortgage loans upon which Exhibits ____ through ____ are based may be included in the Trust Fund and consequently the information set forth below may vary from comparable information on the Mortgage Loans ultimately included in the Trust Fund. In addition, the information set forth below may change as a result of principal payments, Mortgage Interest Rate adjustments and other factors relating to the Mortgage Loans prior to the Closing Date. As to each item the chart will set forth the number of mortgage loans, the Aggregate Unpaid Principal Balance as of the Cut-Off Date and the Percentage of Aggregate Unpaid Principal Balance. The information expressed as a Percentage of the Aggregate Unpaid Principal Balance may not total 100% due to rounding, and the sum of the amounts listed as the Aggregate Unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date may not total the indicated amount due to rounding. For purposes of the following exhibits, weighted average original term calculations do not include contractual extensions.


                                    EXHIBIT A

                              MORTGAGE LOAN GROUP 1
             DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF MORTGAGE
                         LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


               Average Original Principal Balance is $__________.


             DISTRIBUTION OF SCHEDULED PRINCIPAL BALANCES AS OF THE CUT-OFF DATE OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


              Average Scheduled Principal Balance as of the Cut-Off
                              Date is $__________.


             ORIGINAL TERMS TO STATED MATURITY OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


              Weighted Average Original Term to Stated Maturity is
                                   ___ months.


              ORIGINAL TERMS TO STATED MATURITY OF BALLOON MORTGAGE
                         LOANS IN MORTGAGE LOAN GROUP 1


                   [information to be provided in each Series]


        Weighted Average Original Term to Stated Maturity is ___ months.


             REMAINING TERMS TO STATED MATURITY OF BALLOON MORTGAGE
                         LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


               Weighted Average Remaining Term to Stated Maturity
                (excluding Matured Performing Mortgage Loans) is
                                  ______ months


             REMAINING TERMS TO STATED MATURITY OF FULLY AMORTIZING
                     MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


              Weighted Average Remaining Term to Stated Maturity is
                                   ___ months.


              SEASONING OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


                   Weighted Averaged Seasoning is ___ months.


             MORTGAGE INTEREST RATES AS OF CUT-OFF DATE OF MORTGAGE
                         LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


                Weighted Average Mortgage Interest Rate is ___%.


            LOAN-TO-VALUE RATIOS AT ORIGINATION OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


             Weighted Average Loan-to-Value at Origination is ___%.


            RANGE OF RATIOS OF CURRENT LOAN BALANCE-TO-ORIGINAL VALUE
                   AS OF CUT-OFF DATE IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


             Weighted Average Current Loan Balance-to-Original Value
                                    is ___%.

            LIEN POSITIONS OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


              PROPERTY TYPE/USE OF MORTGAGED PROPERTIES IN MORTGAGE
                                  LOAN GROUP 1


                   [Information to be provided in each Series]


               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


               MONTHLY PAYMENTS PAST DUE AS OF THE CUT-OFF DATE OF
                     MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1

                   [Information to be provided in each Series]

          PREPAYMENT LOCK-OUT PROVISIONS OF MORTGAGE LOANS IN MORTGAGE
                                  LOAN GROUP 1


          [Information, if applicable, to be provided for each Series]


                 [In addition to the tables set forth above, the
             following tables may be used for each exhibit relating
                            to a Mortgage Loan Group
                 consisting of adjustable rate mortgage loans:)


               MARGINS OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


                         Weighted Average Margin is ___%


                MAXIMUM RATES OF MORTGAGE LOANS IN MORTGAGE LOAN
                                     GROUP 1


                   [Information to be provided in each Series]


             Weighted Average Maximum Rate (excluding Mortgage Loans with no Maximum Rate and Mortgage Loans for which such information is not available) is ___%


             FLOOR INTEREST RATES OF MORTGAGE LOANS IN MORTGAGE LOAN
                                     GROUP 1


                   [Information to be provided in each Series]


            Weighted Average Floor Interest Rate (excluding Mortgage
                   Loans with no Floor Interest Rate) is ___%


               PERIODIC RATE ADJUSTMENT CAPS OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


               INTEREST ADJUSTMENT FREQUENCY OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


                PAYMENT ADJUSTMENT FREQUENCY OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]


               INDEXES OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP 1


                   [Information to be provided in each Series]

[EXHIBITS B, C AND D WILL CONTAIN FOR MORTGAGE LOAN GROUPS 2, 3 AND 4, RESPECTIVELY, THE SAME INFORMATION AS EXHIBIT A SETS FORTH FOR THE GROUP 1 MORTGAGE LOANS.]

                                    EXHIBIT E

               CHARACTERISTICS OF THE [50 LARGEST] MORTGAGE LOANS*

Group 1

Group 2

Group 3

Group 4

- --------

* Chart will set forth, for each Mortgage Loan presented, the city and state in which the related Mortgaged Property is located, the property type, applicable Index, current Mortgage Interest Rate, original term to maturity, maturity date, original principal balance, Cut-Off Date, Scheduled Principal Balance, Loan-to-Value Ratio at origination, current loan balance to original value ratio, applicable margin, maximum Mortgage Interest Rate, Floor Interest Rate and other information to be set forth in the Prospectus Supplement relating to a particular Series.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BSCMSI OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE CERTIFICATES OFFERED HEREBY NOR AN OFFER OF SUCH CERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE CERTIFICATES OFFERED HEREBY, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.



                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                       PAGE

Summary of Terms........................................................S-6
Risk Factors............................................................S-48
Description of the Certificates.........................................S-60
The Trust Fund..........................................................S-93
Servicing of the Mortgage Loans.........................................S-107
Yield, Prepayment and Maturity Considerations...........................S-112
Use of Proceeds.........................................................S-118
Certain Federal Income Tax Consequences.................................S-119
ERISA Considerations....................................................S-121
Restrictions on Purchase and Transfer of the
  Class A-R1 Certificates...............................................S-123
Legal Investment Considerations.........................................S-124
Plan of Distribution....................................................S-125
Certificate Ratings.....................................................S-125
Legal Matters...........................................................S-126
Index of Principal Definitions..........................................S-127
Mortgage Loan Exhibits..................................................S-131

                                                           (Back cover continued
                                                                   on next page)

                                   PROSPECTUS


Prospectus Supplement ...................................................  4
Available Information ...................................................  4
Reports to Certificateholders............................................  5
Incorporation of Certain Documents by Reference..........................  6
Summary of Terms ........................................................  7
Description of the Certificates.......................................... 35
The Trust Fund .......................................................... 47
Use of Proceeds ......................................................... 72
The Depositor............................................................ 73
Servicing of the Mortgage Loans.......................................... 73
Credit Enhancement ...................................................... 82
Certain Legal Aspects of the
  Mortgage Loans and Leases.............................................. 88
Certain Federal Income Tax Consequences .................................111
ERISA Considerations ....................................................143
Legal Investment ........................................................148
Method of Distribution ..................................................150
Legal Matters ...........................................................151
Financial Information....................................................151
Rating...................................................................152
Glossary.................................................................153

                                                           (Back cover continued
                                                                   on next page)

                                 $--------------

                                  (APPROXIMATE)


                                  BEAR STEARNS
                       COMMERCIAL MORTGAGE SECURITIES INC.

                              MORTGAGE PASS-THROUGH
                                  CERTIFICATES
                                  SERIES 199_-_




                              PROSPECTUS SUPPLEMENT






                            BEAR, STEARNS & CO. INC.

PROSPECTUS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (Issuable in Series)


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                    Depositor
                              --------------------

     This Prospectus relates to Mortgage Pass-Through Certificates (the "Certificates"), which may be sold from time to time in one or more series (each, a "Series") on terms determined at the time of sale and described in the related Prospectus Supplement. The Certificates of a Series will evidence beneficial ownership of one or more trust funds (each a "Trust Fund"). To the extent specified in the related Prospectus Supplement, a Trust Fund for a Series of Certificates will include certain mortgage-related assets (the "Mortgage Assets") consisting of (i) first or junior lien mortgage loans or participations therein secured by fee and/or leasehold interests in commercial or mixed commercial/residential properties ("Commercial Mortgage Loans"), (ii) first or junior lien mortgage loans or participations therein secured by multifamily residential properties, including cooperatively-owned multifamily properties ("Multifamily Loans," and together with Commercial Mortgage Loans, the "Mortgage Loans"), (iii) assignments of leases and rents of properties securing Mortgage Loans, (iv) mortgage pass-though securities (the "Agency Securities") issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or other government agencies or government-sponsored agencies or (v) privately issued mortgage-backed securities ("Private Mortgage-Backed Securities") that will have originally been issued in publicly registered offerings or have been outstanding for at least three years and that will have been acquired for inclusion in a Trust Fund in purely secondary transactions, not from the issuer or an affiliate thereof. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of Certificates representing a beneficial ownership interest in another trust fund that contains the Mortgage Assets. The Mortgage Assets will be acquired by Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") from one or more entities which may be affiliates of the Depositor (each, a "Seller") and conveyed by the Depositor to the related Trust Fund. A Trust Fund also may include insurance policies, cash accounts, security deposits, letters of credit, financial guaranty insurance policies, other insurance policies, third party guarantees or indemnities or other agreements or assets to the extent described in the related Prospectus Supplement.

     Each Series of Certificates will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust Fund. A Series of Certificates may include one or more senior classes that receive certain preferential treatment with respect to one or more other classes of Certificates of such Series. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Certificates of such Series or after the occurrence of specified events or may be required to absorb one or more types of losses prior to one or more other classes of Certificates, in each case as specified in the related Prospectus Supplement.

     Distributions to holders of Certificates ("Certificate-holders") will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, distributions on the Certificates of a Series will be made only from the assets of the related Trust Fund.

     The Certificates will not represent an obligation of or interest in the Depositor or any affiliate thereof and unless otherwise specified in the related Prospectus Supplement will not be insured or guaranteed by any governmental agency or instrumentality or by any other person. Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Certificates will be to obtain certain representations and warranties from the Sellers or other third parties and to assign to the trustee (the "Trustee") for the related Series of Certificates the Depositor's rights with respect to such representations and warranties. Unless otherwise specified in the related Prospectus Supplement, the principal obligations of one or more master servicers (each, a "Master Servicer"), any special servicer (each, a "Special Servicer") or any standby servicer (each, a "Standby Servicer") in each case named in the Prospectus Supplement with respect to the related Series of Certificates, will be limited to its or their contractual servicing obligations, including, to the extent set forth in the related Prospectus Supplement, any obligation to advance delinquent payments on the Mortgage Assets in the related Trust Fund.

     The yield to maturity on each class of Certificates of a Series will depend upon the price paid therefor, the related interest rate, if any, thereon (and the levels of any applicable index, in the case of a class of floating rate Certificates) and the rate and timing of the repayment of principal (including prepayments) in respect thereof. The rate and timing of principal repayments of the Certificates will be affected by the rate and timing of payments of principal, particularly balloon payments (as hereinafter defined) on the Mortgage Loans in the related Trust Fund, including unscheduled payments, such as prepayments or as a result of Mortgage Loan repurchases, and the amount, if any, of interest on the Mortgage Loans that is available for principal payments on the Certificates. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

     If specified in a Prospectus Supplement, one or more elections may be made to treat each Trust Fund or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences."

                            ------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            -------------------------

     Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Certificates will develop. This Prospectus may not be used to consummate sales of a Series of Certificates unless accompanied by a Prospectus Supplement.

     Offers of the Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement. It is anticipated that all Certificates will be distributed by, or sold by underwriters managed by:

                            BEAR, STEARNS & CO. INC.
                     The date of this Prospectus is , 1995.

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to the Certificates of each Series to be offered hereunder will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates; (ii) the rate of interest (the "Pass-Through Rate") or method of determining the amount of interest, if any, to be passed through to each such class; (iii) the aggregate principal amount, if any, relating to each such class; (iv) the distribution dates (each a "Distribution Date") for interest and principal payments and, if applicable, the initial and final scheduled Distribution Dates for each class; (v) the order of application and allocation of available funds to each class of Certificates; (vi) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate to any other class; (vii) information as to the assets comprising the Trust Fund, including the general characteristics of the Mortgage Assets included therein and available relevant material financial information with respect to borrowers, guarantors, tenants and/or the mortgaged properties underlying the Mortgage Loans (the "Mortgaged Properties") and, if applicable, the amount and source of any reserve fund, letters of credit, guarantees, insurance policies, or other instruments or agreements included in, or provided for the benefit of, the Trust Fund; (viii) the circumstances, if any, under which the Trust Fund may be subject to early termination; (ix) additional information with respect to the plan of distribution of such Certificates; (x) whether a REMIC election will be made and designation of the regular interests and residual interests in any such REMIC; (xi) information as to the Trustee; and (xii) information as to each Master Servicer and information as to each Special Servicer or Standby Servicer, if any.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates. This Prospectus and the Prospectus Supplement relating to each Series of Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement of which this Prospectus is a part. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street-Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 7 World Trade Center - 13th Floor, New York, New York 10048.

     To the extent described in the related Prospectus Supplement, the Mortgage Loans will also be secured by an assignment of the lessor's rights in one or more leases (each, a "Lease") of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, no Series of Certificates will represent interests in or obligations of any lessee (each, a "Lessee") under a Lease. If specified in the Prospectus Supplement, however, a significant, and in some cases the sole, source of payments on the Mortgage Loans and, therefore, of distributions on the related Series of Certificates will be lease payments due from the Lessees under the Leases. Under such circumstances, prospective investors in the related Series of Certificates may wish to consider publicly available information concerning the Lessees, if any. Reference should be made to the related Prospectus Supplement for information concerning the Lessees and whether any such Lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates offered hereby and thereby nor an offer of the Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                          REPORTS TO CERTIFICATEHOLDERS


     Periodic and annual reports concerning the related Trust Fund will be provided to the Certificateholders. See "Description of the Certificates--Reports to Certificateholders."

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by or on behalf of the Trust referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates issued by such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Prospectus. The Depositor will provide without charge to each person to whom a copy of the Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Bear Stearns Commercial Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167, Attention: Ralph Rose, Telephone: (212) 272-3210.

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement which will be prepared in connection with each Series of Certificates.

Title of Securities..........Mortgage Pass-Through Certificates
                                 (Issuable in Series).

Depositor....................Bear Stearns Commercial Mortgage Securities Inc., a
                                 Delaware corporation. See "The Depositor."

Trustee......................The Trustee for each Series of Certificates will be specified in the related Prospectus Supplement.

Master Servicer..............One or more entities named as a Master
                                 Servicer in the related Prospectus Supplement, which may be an affiliate of the Depositor. See "Servicing of the Mortgage Loans--Certain Matters Regarding the Master Servicer, Special Servicer, the Depositor and the Trustee."

Special Servicer.............If specified in the related Prospectus
                                 Supplement, one or more entities named as a Special Servicer in the related Prospectus Supplement, which may be an affiliate of the Depositor. See "Servicing of the Mortgage Loans --Certain Matters Regarding the Master Servicer, Special Servicer, the Depositor and the Trustee."

Standby Servicer.............If specified in the related Prospectus
                                 Supplement, one or more entities named as a Standby Servicer in the related Prospectus Supplement, which may be an affiliate of the Depositor. See "Servicing of the Mortgage Loans--Advances."

Description of the
  Certificates...............Each Certificate will represent a beneficial ownership interest in one or more Trust Funds created by the Depositor pursuant to a Pooling and Servicing Agreement (each, an "Agreement") among the Depositor, the Master Servicer(s), Special Servicer(s), if any, Standby Servicer(s), if any, and the Trustee for the related Series. The Certificates of any Series may be issued in one or more classes as specified in the related Prospectus Supplement. A Series of Certificates may include one or more classes of senior Certificates (collectively, the "Senior Certificates") which receive certain preferential treatment specified in the related Prospectus Supplement with respect to one or more classes of subordinate Certificates (collectively, the "Subordinated
                                 Certificates"). Certain Series or classes of Certificates may be entitled to the benefits of cash accounts, security deposits, letters of credit, financial guaranty insurance policies, other insurance policies, third party guarantees and indemnities or other forms of credit enhancement as described herein or in the related Prospectus Supplement.

                             One or more classes of Certificates of each Series
                                 (i) may be entitled to receive distributions allocable only to principal, only to interest or to any combination thereof; (ii) may be entitled to receive distributions only of prepayments of principal throughout the lives of the Certificates or during specified periods; (iii) may be subordinated in the right to receive distributions of scheduled payments of principal, prepayments of principal, interest or any combination thereof to one or more other classes of Certificates of such Series throughout the lives of the Certificates or during specified periods or may be subordinated with respect to certain losses or delinquencies; (iv) may be entitled to receive such distributions only after the occurrence of events specified in the Prospectus Supplement;
                                 (v) may be entitled to receive distributions in accordance with a schedule or formula or on the basis of collections from designated portions of the assets in the related Trust Fund; (vi) as to Certificates entitled to distributions allocable to interest, may be entitled to receive interest at a fixed rate or a rate that is subject to change from time to time; and
                                 (vii) as to Certificates entitled to
                                 distributions allocable to interest, may be entitled to distributions allocable to interest only after the occurrence of events specified in the related Prospectus Supplement and may accrue interest until such events occur, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes, over time, or otherwise as specified in the related Prospectus Supplement.

Distributions on the
  Certificates...............Unless otherwise specified in the related
                                 Prospectus Supplement, Distributions on the
                                 Certificates entitled thereto will be made monthly, quarterly, semi-annually or at such other intervals and on such other Distribution Dates specified in the Prospectus Supplement solely out of the payments received in respect of the assets of the related Trust Fund. The amount allocable to payments of principal and interest and as among the various classes of Certificates on any Distribution Date will be determined as specified in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, all distributions will be made pro rata to Certificateholders of the class entitled thereto.

Advances.....................The related Prospectus Supplement will set forth the obligations, if any, of the Master Servicer or any Special Servicer or any Sub-Servicer (as hereinafter defined) to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, insurance and Property Protection Expenses (as hereinafter defined) or otherwise. Any such advances will be made in the form and manner described in the Prospectus Supplement and the Agreement for the related Series. If so specified in the related Prospectus Supplement, one or more Standby Servicer(s) may be obligated to make such advances in addition to, orin lieu of, a Master Servicer or Sub-Servicer.

Optional Termination.........The Master Servicer, the holders of the residual interests in a REMIC, or any other entity specified in the related Prospectus Supplement may have the option to effect early retirement of a Series of Certificates through the purchase of the Mortgage Assets and other assets in the related Trust Fund under the circumstances and in the manner described in "Description of the Certificates--Termination; Repurchase of Mortgage Assets."

Trust Fund Assets............A Trust Fund for a Series of Certificates will include the Mortgage Assets consisting of
                                 (i) a pool (a "Mortgage Pool") of Commercial
                                 Mortgage Loans and/or Multifamily Loans
                                 (collectively, the "Mortgage Loans"), (ii) assignments of leases and rents (the "Leases") of properties securing Mortgage Loans, (iii) Agency Securities and/or (iv) Private Mortgage-Backed Securities, together with payments in respect of such Mortgage Assets and certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement.

 A. Commercial Mortgage Loans
    and Multifamily
    Loans....................Unless otherwise specified in the related
                                 Prospectus Supplement, Commercial Mortgage
                                 Loans will be secured by first or junior fee and/or leasehold mortgage liens on commercial or mixed commercial and residential properties, including without limitation liens on office buildings, retail facilities, factories, warehouses, distribution centers, hotels, motels, medical buildings, hospitals, nursing homes, convalescent homes, shopping centers and industrial buildings (each, a "Commercial Property").

                             Multifamily Loans will be secured by first or
                                 junior mortgage liens on rental apartment buildings or projects containing five or more residential units, including apartment buildings owned by private, nonprofit, cooperative housing corporations
                                 ("Cooperatives").  Such loans may be
                                 conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency) or insured by the Federal Housing Authority (the "FHA") or other governmental agency or authority, as specified in the related Prospectus Supplement.

                             To the extent specified in the related Prospectus
                                 Supplement, the Mortgage Loans may also be secured by, among other things, an assignment of one or more Leases of one or more tenants (each, a "Lessee") of all or a portion of the Mortgaged Property. See "--Leases" below.

                             The payment terms of the Mortgage Loans to be
                                 included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus
                                 Supplement:

                             (a) Interest may be payable at a fixed rate, a rate
                                 adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Interest may be payable in arrears or in advance and certain Mortgage Loans ("Simple Interest Loans") may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the specified interest rate on the Mortgage Loan (the "Mortgage Rate") for a period of time or for the life of the Mortgage Loan, and the amount of any such difference may be contributed from funds "buydown funds" supplied by the seller of the Mortgaged Property or another source or may be treated as accrued interest and added to the principal of the Mortgage Loan.

                             (b) Principal may be payable on a level debt
                                 service basis to fully amortize the
                                 Mortgage Loan over its term, may be
                                 calculated on the basis of an assumed
                                 amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                             (c) Payments of principal and/or interest may be
                                 fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

                             (d) Prepayments of principal may be subject to a
                                 prepayment fee, which may be fixed for the life of the Mortgage Loan, may decline over time, may be calculated based upon the difference between the anticipated rate of return to the lender over the life of the Mortgage Loan and the return to the date of prepayment or a different basis as described in the related Prospectus Supplement, or may be prohibited for the life of the Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods.The Mortgage Loans may include due-on-sale clauses which permit the mortgagee to demand payment of the entire Mortgage Loan (including any prepayment fees) in connection with the sale or certain transfers of the related Mortgaged Property and/or due-on-encumbrance clauses which permit a mortgagee to demand payment of the entire Mortgage Loan upon encumbrances of the related Mortgaged Property with a lien which is either senior or junior to the lien securing the Mortgage Loan. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller or other standards.

                             The Mortgaged Properties constituting security
                                 for repayment of a Mortgage Loan may be
                                 located in any one of the fifty states, the District of Columbia or such other locations as may be described in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may be owned by the Depositor or one or more of its affiliates or by a single owner or multiple related or unrelated owners. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgaged Properties securing Mortgage Loans will be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The Multifamily Loans may be covered by primary mortgage insurance policies to the extent provided in the related Prospectus Supplement. The Mortgage Loans may be newly originated or seasoned and unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will have been purchased by the Depositor, either directly or through an affiliate, from Sellers. Each Seller may or may not be the originator of the Mortgage Loans it sells to the Depositor and certain of the Sellers (including Sellers originating Mortgage Loans sold to the Depositor) may be affiliates of the Depositor.

                              Mortgage Loans may provide for recourse against
                                 only the related Mortgaged Property or
                                 for recourse against other assets of the borrower under the related Mortgage Loan (each, a "Mortgagor"). See "Certain Legal Aspects of the Mortgage Loans and Leases."

B.  Leases...................To the extent specified in the related
                                 Prospectus Supplement, certain of the
                                 Mortgaged Properties may be leased to
                                 Lessees occupying all or a portion of the Mortgaged Properties. Unless otherwise specified in the Prospectus Supplement, each of the Leases will be assigned as collateral for the related Mortgage Loan. As described in the related Prospectus Supplement, the Lessees will be required to pay stipulated rent, all or part of which may be a fixed payment or may be based upon gross revenues, net revenues or some other measure of financial performance of the related leased Mortgaged Property. In certain instances as provided in the related Prospectus Supplement, rent and certain other payments may be made directly to the Master Servicer. In addition, to the extent described in the related Prospectus Supplement, the Leases generally may require the Lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. To the extent specified in the related Prospectus Supplement, certain of the Leases may require the lessor (who is also the Mortgagor under the related Mortgage Loan) to cover costs associated with structural repairs and/or the maintenance of the exterior of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums and taxes that the Lessees are required to pay. To the extent specified in the related Prospectus Supplement, the Leases may require the Lessees to pay rent to the Mortgagors which is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, if applicable, any fixed expenses of operating the related Mortgaged Properties borne by the Mortgagors under the related Leases. In those cases where payments under the Leases (net of any operating expenses payable by the Mortgagor) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors must rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial Properties may be leased entirely to one tenant. In such cases, the Mortgagor must rely entirely on such tenant to pay all of the scheduled principal and interest on the related Commercial Mortgage Loan or make such payment from other sources. To the extent specified in the related Prospectus Supplement, certain of the Leases may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payments by any new tenants or proceeds from the sale of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Leases are renewed.

C.  Agency Securities........The Agency Securities will consist of (i) fully modified mpass-through mortgage-backed
                                 certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA Certificates"), (ii) guaranteed mortgage pass-through certificates issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA Certificates"),
                                 (iii) Mortgage Participation Certificates issued and guaranteed as to timely payment of interest and, unless otherwise specified in the related Prospectus Supplement, ultimate payment of principal by the Federal Home Loan Mortgage Corporation ("FHLMC Certificates"), (iv) stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain GNMA, FNMA, FHLMC or other government agency or government-sponsored agency Certificates and, unless otherwise specified in the Prospectus Supplement, guaranteed to the same extent as the underlying securities, (v) another type of guaranteed pass-through certificate issued or guaranteed by GNMA, FNMA, FHLMC or another government agency or government-sponsored agency and described in the related Prospectus Supplement, or (vi) a combination of such Agency Securities. All GNMA Certificates will be backed by the full faith and credit of the United States. No FNMA or FHLMC Certificates will be backed, directly or indirectly, by the full faith and credit of the United States. The Agency Securities may consist of pass-through securities issued under the GNMA I Program, the GNMA II Program, FHLMC's Cash or Guarantor Program or another program specified in the Prospectus Supplement.
                                 The payment characteristics of the Mortgage
                                 Loans underlying the Agency Securities
                                 will be described in the related Prospectus
                                 Supplement.  See "The Trust Fund--Agency
                                 Securities."

D.  Private Mortgage-
      Backed Securities......Private Mortgage-Backed Securities may
                                 include (i) mortgage participations or pass-through certificates representing beneficial interests in certain Mortgage Loans or (ii) Collateralized Mortgage Obligations ("CMOs") secured by such Mortgage Loans. All Private Mortgage-Backed Securities will have originally been issued in publicly registered offerings or have been outstanding for at least three years and will have been acquired for inclusion in a Trust Fund in purely secondary transactions, not from the issuer or an affiliate thereof. Although individual Mortgage Loans underlying a Private Mortgage-Backed Security may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Private Mortgage-Backed Securities themselves will not be so insured or guaranteed. See "The Trust Fund--Private Mortgage-Backed Securities." Unless otherwise specified in the Prospectus Supplement relating to a Series of Certificates, payments on the Private Mortgage-Backed Securities will be distributed directly to the Trustee as registered owner of such Private Mortgage-Backed Securities. See "The Trust Fund-- Private Mortgage-Backed Securities."

                             The related Prospectus Supplement for a Series
                                 will specify (i) the aggregate approximate principal amount and type of any Private Mortgage-Backed Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Mortgage Loans which comprise the underlying assets for the Private Mortgage-Backed Securities including, to the extent available, (A) the payment features of such Mortgage
                                 Loans, (B) the approximate aggregate
                                 principal amount, if known, of the
                                 underlying Mortgage Loans which are insured or guaranteed by a governmental entity, and (C) the minimum and maximum stated maturities of the Mortgage Loans at origination; (iii) the security therefor;
                                 (iv) whether the Mortgage Loans are recourse or nonrecourse; (v) the pass-through or certificate rate or ranges thereof for the Private Mortgage-Backed Securities; (vi) the issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer"), the servicer of the Private Mortgage-Backed Securities (the "PMBS Servicer") and the trustee of the Private Mortgage-Backed Securities (the "PMBS Trustee"); (vii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit, financial guaranty insurance policies or third party guarantees, relating to the Mortgage Loans underlying the Private Mortgage-Backed Securities, or to such Private Mortgage-Backed Securities themselves; and (viii) the terms on which the underlying Mortgage Loans for such Private Mortgage-Backed Securities may be, or are required to be, repurchased prior to their stated maturity.

Credit Enhancement...........The assets in a Trust Fund or the Certificates of one or more classes in the related Series may have the benefit of one or more types of credit enhancement described in the related Prospectus Supplement. The protection against losses afforded by any such credit support will be limited to the extent set forth in the Prospectus Supplement. Such credit enhancement may include one or more of the following types:

A.  Subordination............The rights of the holders of the
                                 Subordinated Certificates of a Series to receive distributions with respect to the assets in the related Trust Fund will be subordinated to such rights of the holders of the Senior Certificates of the same Series to the extent described in the related Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of payments which such holders would be entitled to receive if there had been no losses or delinquencies. The protection afforded to the holders of Senior Certificates of a Series by means of the subordination feature may be accomplished by the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Certificates, the amounts of principal and/or interest due them on each Distribution Date out of the funds available for distribution on such date to the extent described in the related Prospectus Supplement. The protection afforded to the holders of Senior Certificates of a Series by means of the subordination feature also may be accomplished by allocating certain types of losses or delinquencies to the Subordinated Certificates to the extent described in the related Prospectus Supplement.

                             If so specified in the related Prospectus
                                 Supplement, the same class of Certificates may be Senior Certificates with respect to certain types of payments or certain types of losses or delinquencies and Subordinated Certificates with respect to other types of payments or types of losses or delinquencies. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses in excess of available credit support or losses not covered by other forms of credit support, including without limitation losses not covered by standard hazard insurance policies, losses due to the bankruptcy of the Mortgagor or losses as a result of condemnation of the Mortgaged Property. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time.

B.  Letters of Credit........If so specified in the related Prospectus
                                 Supplement, one or more letters of credit with respect to a Series of Certificates will be issued by the bank or financial institution specified in the Prospectus Supplement (the "L/C Bank"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, including, without limitation, such losses not covered by standard hazard insurance policies, losses due to the bankruptcy of the Mortgagor or losses as a result of condemnation of the Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the related Mortgage Loans on the applicable Cut-off Date or the initial aggregate principal balance of one or more classes of a Series of Certificates.

C.  Financial Guaranty
      Insurance...............If so specified in the related Prospectus
                                 Supplement, financial guaranty insurance with respect to a Series of Certificates will be provided by one or more insurance companies. Such financial guaranty insurance will guaranty, with respect to one or more classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the financial guaranty insurance will also guaranty against any payment made to a Certificateholder which is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code (as hereinafter defined).

D.  Reserve Accounts.........If specified in the related Prospectus
                                 Supplement, one or more reserve funds
                                 (each, a "Reserve Account") may be
                                 established with respect to a Series, in which cash, a letter of credit, Permitted Investments (as hereinafter defined) or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. Each Reserve Account for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Assets if specified in the related Prospectus Supplement.

                             Amounts on deposit in any Reserve Account for
                                 a Series, together with, if so specified in the related Prospectus Supplement, the reinvestment income thereon, if any, will be applied by the related Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Account may be provided to increase the likelihood of timely payments of principal of and interest on one or more classes of Certificates, if required as a condition to the rating of such Certificates by each nationally recognized rating agency that will rate the related Certificates (each, a "Rating Agency") or otherwise. If so specified in the related Prospectus Supplement, a Reserve Account may be established to provide limited protection, in an amount satisfactory to each Rating Agency, against certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses due to the bankruptcy of a Mortgagor or losses as a result of condemnation of the Mortgaged Property. Reserve Accounts may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement.

                             Additional information concerning any Reserve
                                 Account will be set forth in the related
                                 Prospectus Supplement, including the initial balance of such Reserve Account, the balance required to be maintained in the Reserve Account, the manner in which such required balance will decrease over time, the manner of funding of such Reserve Account, the purpose for which such funds in the Reserve Account may be applied to make distributions to the applicable Certificateholders of a Series and the use of investment earnings from the Reserve Account, if any.

E.  FHA Insurance............All or a portion of the Mortgage Loans in a
                                 Mortgage Pool may be insured by FHA
                                 insurance.

F.  Other Arrangements......Other arrangements as described in the related
                                  Prospectus Supplement, including but not limited to insurance policies or third party guarantees, may be used to provide coverage for certain risks of defaults or losses. These arrangements may be in addition to or in substitution for any forms of credit support described in this Prospectus. Any such arrangement must be acceptable to each Rating Agency.

G.  Cross Support............If specified in the related Prospectus
                                 Supplement, the beneficial ownership of
                                 separate groups of assets or separate Trust
                                 Funds may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to certain Certificates evidencing beneficial ownership of one or more asset groups or Trust Funds prior to distributions to other Certificates evidencing a beneficial ownership interest in other asset groups or Trust Funds. If specified in the Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trust Funds, without priority among such Trust Funds, until the credit support is exhausted. If applicable, the Prospectus Supplement will identify the asset groups or Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified asset groups or Trust Funds.

H.  Cross-
      Collateralization......If so specified in the related Prospectus
                                 Supplement, certain of the Mortgage Loans may be secured not only by the mortgage securing the Mortgaged Property in respect of which the related Mortgage Loan was made, but by a mortgage on some or all of the other Mortgaged Properties in the related Mortgage Pool for such Series of Certificates.
                                 Under such circumstances it may be possible, in a situation where foreclosure of a particular Mortgaged Property does not result in sufficient net proceeds to fully repay the related Mortgage Loan, that the balance of such Mortgage Loan may nevertheless be paid as a result of dispositions or refinancings of other Mortgaged Properties in the related Mortgage Pool in subsequent transactions or from cash flows generated by such other Mortgaged Properties in the related Mortgage Pool. To the extent specified in the related Prospectus Supplement, however, it may not be possible to accelerate the payment of other Mortgage Loans that are cross-collateralized with a defaulted Mortgage
                                 Loan or to foreclose on the cross-
                                 collateralized Mortgage Loans except in
                                 connection with a default on such Mortgage
                                 Loans that results in the acceleration of their payment.

Legal Investment.............Institutions whose investment activities are subject to legal investment laws and
                                 regulations or to review by certain
                                 regulatory authorities may be subject to restrictions on investment in the Certificates. Any such institution should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Certificates. See "Legal Investment."

                             The related Prospectus Supplement will specify
                                 which classes of Certificates, if any,
                                 offered hereby and by the related Prospectus
                                 Supplement will constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") and, as such, will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors. See "Legal Investment."

Certain Federal Income Tax
  Consequences...............The federal income tax consequences of the purchase, ownership and disposition of
                                 the Certificates of each series will depend on, among other things, whether an election is made to treat the corresponding Trust Fund
                                 (or certain assets of the Trust Fund) as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code").


                             REMIC.  If an election is to be made to treat the
                                 Trust Fund (or certain assets of the Trust
                                 Fund) for a series of Certificates as a
                                 REMIC for federal income tax purposes, the related Prospectus Supplement will specify which class or classes thereof will be designated as regular interests in the REMIC ("REMIC Regular Certificates") and which class of Certificates will be designated as the residual interest in the REMIC ("REMIC Residual Certificates"). To the extent provided herein and in the related Prospectus Supplement, Certificates representing an interest in the REMIC will be considered "qualifying real property loans" within the meaning of Section 593(d) of the Code,
                                 "real estate assets" for purposes of Section
                                 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code.

                             For federal income tax purposes, REMIC Regular
                                 Certificates generally will be treated as debt obligations of the Trust Fund with payment terms equivalent to the terms of such Certificates. Holders of REMIC Regular Certificates will be required to report income with respect to such Certificates under an accrual method, regardless of their normal tax accounting method. Generally, original issue discount, if any, on REMIC Regular Certificates will be includable in the income of the Holders thereof as it accrues, in advance of receipt of the cash attributable thereto, which rate of accrual will be determined based on a reasonable assumed prepayment rate. The REMIC Residual Certificates generally will not be treated as evidences of indebtedness for federal income tax purposes, but instead, as representing rights to the taxable income or net loss of the REMIC.


                             Each holder of a Residual Certificate will
                                 be required to take into account separately its pro rata portion of the REMIC's taxable income or loss. Certain income of a REMIC (referred to as "excess inclusions") generally may not be offset by such a holder's net operating loss carryovers or other deductions, and in the case of a tax-exempt holder of a REMIC Residual Certificate will be treated as "unrelated business taxable income." In certain situations, particularly in the early years of a REMIC, holders of a REMIC Residual Certificate may have taxable income, and possibly tax liabilities with respect to such income, in excess of cash distributed to them. "DISQUALIFIED ORGANIZATIONS," AS DEFINED IN "CERTAIN FEDERAL INCOME TAX CONSEQUENCES-- TRANSFERS OF REMIC RESIDUAL CERTIFICATES--TAX ON DISPOSITION OF REMIC RESIDUAL CERTIFICATES AND RESTRICTIONS ON TRANSFER; HOLDING BY PASS-THROUGH ENTITIES," ARE PROHIBITED FROM ACQUIRING OR HOLDING ANY BENEFICIAL INTEREST IN THE REMIC RESIDUAL CERTIFICATES. In certain cases, a transfer of a REMIC Residual Certificate will not be effective for Federal income tax purposes. See "Certain Federal Income Tax Consequences-- Transfers of REMIC Residual Certificates" and "--Foreign Investors" herein.

                             Grantor Trust.  If no election is to be made
                                 to treat the Trust Fund for a series of
                                 Certificates ("Non-REMIC Certificates") as a REMIC, the Trust Fund will be classified as a grantor trust for federal income tax purposes and not as an association taxable as a corporation. Holders of Non-REMIC Certificates will be treated for such purposes, subject to the possible application of the stripped bond rules, as owners of undivided interests in the related Mortgage Loans and generally will be required to report as income their pro rata share of the entire gross income (including amounts paid as reasonable servicing compensation) from the Mortgage Loans and will be entitled, subject to certain limitations, to deduct their pro rata share of expenses of the Trust Fund.

                             To the extent provided herein and in the related
                                 Prospectus Supplement, Non-REMIC Certificates will represent interests in "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and "loans . . . principally secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.

                             Investors are advised to consult their tax advisors
                                 and to review "Certain Federal Income Tax
                                 Consequences" herein and, if applicable, in the related Prospectus Supplement.

ERISA Considerations.........Fiduciaries of employee benefit plans subject to
                                  Title I of the Employee Retirement Income
                                  Security Act of 1974, as amended ("ERISA"), should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in a Series of Certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans not subject to ERISA, but which are subject to Section 4975 of the Code, such as individual retirement accounts and Keogh plans covering only a sole proprietor or partners (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in a Series of Certificates will cause the Mortgage Assets of the Trust Fund to be considered plan assets pursuant to the plan asset regulations set forth in 29 C.F.R. Section Section 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Mortgage Assets and the Trustee or the Master Servicer to the fiduciary investment standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Mortgage Assets unless some exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of a Series of Certificates. See "ERISA Considerations."

                         DESCRIPTION OF THE CERTIFICATES

          Each Series of Certificates will be issued pursuant to a Pooling and Servicing Agreement (each, an "Agreement") among the Depositor, one or more Master Servicers, one or more Special Servicers, if any, one or more Standby Servicers, if any, and the Trustee for the benefit of the holders of the Certificates of such Series. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of an Agreement is an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions which may appear in each Agreement. The Prospectus Supplement for a Series of Certificates will describe any provision of the Agreement relating to such Series that materially differs from the description thereof contained in this Prospectus. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of a Certificate of such Series addressed to Bear Stearns Commercial Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167.

          At the time of issuance, the Certificates of each Series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by each nationally recognized rating agency rating the related Certificates (each, a "Rating Agency"). See "Rating."

GENERAL

          Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series will be issued in fully registered form only, in the denominations specified in the related Prospectus Supplement, will evidence specified beneficial ownership interests in the related Trust Fund created pursuant to an Agreement and will not be entitled to payments in respect of the Mortgage Assets included in any other Trust Fund established by the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Certificates will not represent obligations of the Depositor or any affiliate of the Depositor. The Mortgage Loans will not be insured or guaranteed by any governmental entity or other person, unless otherwise specified in the Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the related Agreement, such assets as are described under "The Trust Fund" herein. If provided in the related Agreement, a certificate administrator, which may be an affiliate of the Depositor, may be obligated to perform certain duties in connection with the administration of the Certificates.

          Each Series of Certificates will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust Fund. A Series of Certificates may include one or more classes that receive certain preferential treatment with respect to one or more other classes of Certificates of such Series and certain Series or classes of Certificates may be entitled to the benefit of credit enhancement, in each case as described herein or in the related Prospectus Supplement. Distributions on one or more classes of a Series of Certificates may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related Trust Fund or on a different basis, in each case, as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

          The Prospectus Supplement for any Series including classes similar to any of those described above will contain a complete description of their characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of classes, especially classes that support the principal payment stability of classes with payment schedules, (ii) the risk that interest only, or disproportionately interest weighted, classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios and (iii) the degree to which an investor's yield is sensitive to principal prepayments. In addition, the Prospectus Supplement relating to each Series will set forth the applicable due period and prepayment period (i.e., the periods in which scheduled payments or prepayments received will be available for distribution), record date, cut-off date and determination date on which the availability of certain funds is determined in respect of each Series of Certificates.

          The Certificates will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement; PROVIDED, HOWEVER, that certain classes of Certificates may be subject to transfer restrictions described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificates may be transferable only on the books of The Depository Trust Company or another depository identified in such Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, no service charge will be made for any registration of exchange or transfer of Certificates of any Series but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

DISTRIBUTIONS ON CERTIFICATES

          General. Unless otherwise specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Certificates will be made to the registered holders thereof (the "Certificateholders" or "Holders") by the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) on each Distribution Date (i.e, monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Certificates are registered at the close of business on the dates specified in the Prospectus Supplement (each, a "Record Date"). Distributions will be made by check or money order mailed to the persons entitled thereto at the address appearing in the register maintained for holders of Certificates (the "Certificate Register") or, if specified in the related Prospectus Supplement, in the case of Certificates that are of a certain minimum denomination, upon written request by the Certificateholder, by wire transfer or by such other means as are described therein; PROVIDED, HOWEVER, that the final distribution in retirement of each class of Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee or other person specified in the notice to Certificateholders of such final distribution. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Trustee after a date specified in the related Prospectus Supplement (the "Cut-Off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

ACCOUNTS

          Unless otherwise specified in the related Prospectus Supplement, the Agreement for each Series of Certificates will require the Trustee to establish an account (the "Certificate Account") into which the Master Servicer(s) will deposit amounts held in each Collection Account (as defined below). On each Distribution Date, the Trustee will apply amounts on deposit in the Certificate Account to make distributions of interest and principal to the Certificateholders in the manner described in the related Prospectus Supplement.

          Unless otherwise specified in the related Prospectus Supplement, the Agreement for each Series of Certificates will provide that the Master Servicer(s) establish and maintain one or more accounts (each, a "Collection Account") in the name of the Trustee for the benefit of Certificateholders. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will deposit into each Collection Account, as more fully described in the related Prospectus Supplement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts specified in the related Prospectus Supplement as not being transferred to the Trust Fund ("Retained Interest"):

          (i) all payments on account of principal, including Principal Prepayments (as defined below), on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans and all Prepayment Premiums (as defined below);

          (iii) all proceeds from any insurance policies relating to a Mortgage Loan other than proceeds applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the express provisions of the Mortgage or the related promissory note (the "Note") or prudent and customary servicing practices (collectively, "Insurance Proceeds");

          (iv) all proceeds (other than Insurance Proceeds) from the liquidation of a Mortgage Loan ("Liquidation Proceeds"), including the sale of any Mortgaged Properties acquired on behalf of the Certificateholders by foreclosure or deed in lieu of foreclosure ("REO Property");

          (v) all proceeds received in connection with the taking of a Mortgaged Property by eminent domain;

          (vi) any amounts required to be deposited by a Master Servicer to cover net losses on Permitted Investments (as defined below) made with funds held in the Certificate Account, the Collection Account or any other accounts (collectively, the "Accounts");

          (vii) all payments required to be deposited in connection with the application of coinsurance clauses, flood damage to REO Properties and blanket policy deductibles;

          (viii) any amounts required to be deposited from income with respect to any REO Property;

          (ix) any amounts received from Mortgagors which represent recoveries of Property Protection Expenses (as defined below); and

          (x) all other amounts required to be deposited pursuant to the Agreement.

          For purposes hereof, "Principal Prepayment" means any payment of principal received on a Mortgage Loan in advance of its scheduled due date and which is not accompanied by an amount of interest due on any date or dates in any month or months subsequent to the month of prepayment and including such amounts of Insurance Proceeds, Liquidation Proceeds and proceeds from the repurchase of Mortgage Loans as may be provided in the related Prospectus Supplement; "Prepayment Premium" means any premium paid or payable by the related Mortgagor in connection with any principal prepayment on any Mortgage Loan; and "Property Protection Expenses" means certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title or management of REO Property or the sale of defaulted Mortgage Loans or REO Properties, as more fully described in the related Agreement. As set forth in the Agreement for each Series, each Master Servicer will be entitled to make certain withdrawals from the Collection Account to, among other things: (i) remit certain amounts for the related Distribution Date into the Certificate Account; (ii) reimburse Property Protection Expenses and pay taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement; (iii) pay accrued and unpaid servicing fees to each Master Servicer out of all Mortgage Loan collections; and (iv) reimburse each Master Servicer, Special Servicer, if any, the Trustee and the Depositor for certain expenses and provide indemnification to the Depositor and each Master Servicer and the Special Servicer, if any, as described in the Agreement.

          The amount at any time credited to the Collection Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date (as defined below) or such other date as may be provided in the related Agreement. The Master Servicer will be required to remit amounts required for distribution to Certificateholders to the Certificate Account on the business day preceding the related Distribution Date or such other date as may be specified in the related Prospectus Supplement (the "Master Servicer Remittance Date"). Unless otherwise provided in the related Prospectus Supplement, the income from the investment of funds in the Collection Account in Permitted Investments will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account resulting from such investments will be borne by the Master Servicer. The amount of each such loss will be required to be deposited by the Master Servicer in the Collection Account immediately as realized.

          To the extent specified in the related Prospectus Supplement, the Agreement for each Series of Certificates may provide that a trust account (the "REO Account") will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement, (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such Mortgaged Properties and certain third-party expenses in accordance with the Agreement and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

          The amount at any time credited to the REO Account may be invested in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the business day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments shall be deposited in the REO Account for remittance to the Collection Account, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Trust Fund.

          Unless otherwise specified in the applicable Prospectus Supplement, "Permitted Investments" will consist of one or more of the following:

          (i) direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

          (ii) direct obligations of, or guaranteed as to timely payment of principal and interest by, the FHLMC, FNMA or the Federal Farm Credit System, provided that any such obligation, at the time of purchase of such obligation or contractual commitment providing for the purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates;

          (iii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the original ratings required by each Rating Agency initially rating the Certificates, or such lower rating as will not result in the downgrade or withdrawal of the rating or ratings then assigned to the Certificates by any such Rating Agency;

          (iv) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the original long-term debt ratings required by each Rating Agency initially rating the Certificates, or such lower ratings as will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by any such Rating Agency;

          (v) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the original short-term unsecured debt rating required by each Rating Agency initially rating the Certificates at the time of such investment or contractual commitment providing for such investment, and having been issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency initially rating the Certificates in such original long-term unsecured rating categories as are required by each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by any such Rating Agency;

          (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation having such original ratings as are required by each Rating Agency initially rating the Certificates at the time of such investment provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

          (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the ratings standard described in (iii) above;

          (viii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof and having the original long-term unsecured debt rating required by each Rating Agency initially rating the Certificates at the time of such investment or contractual commitment providing therefor; PROVIDED, HOWEVER, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein would cause the then outstanding principal amount of securities issued by such corporation and held as part of the Collection Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Collection Account and the Certificate Account;

          (ix) units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, and have been designated in writing by each Rating Agency as Permitted Investments with respect to this definition;

          (x) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as an investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates; and

          (xi) such other obligations as are acceptable as Permitted Investments to each Rating Agency;

PROVIDED, HOWEVER, that (a) such instrument or security shall qualify as a "cash flow investment" pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and (b) no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the stated interest rate on such investment is in excess of 120% of the yield to maturity produced by the price at which such investment was purchased.

AMENDMENT

          Unless otherwise specified in the Prospectus Supplement, each Agreement may be amended by the Depositor, each Master Servicer, each Special Servicer or Standby Servicer, if any, and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; (iii) to maintain the rating or ratings assigned to the Certificates by a Rating Agency, or (iv) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not, as determined by and evidenced in an opinion of counsel acceptable to the Depositor and the Trustee, adversely affect in any material respect the interests of any Certificateholder. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Certificateholders, to change the manner in which the Certificate Account, the Collection Account or any other Accounts are maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Certificates of such Series that have been rated. Further, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended by the Depositor, each Master Servicer, each Special Servicer or Standby Servicer, if any, and the Trustee to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund or portion thereof as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification.

          Unless otherwise specified in the Prospectus Supplement, each Agreement may also be amended by the Depositor, each Master Servicer, each Special Servicer or Standby Servicer, if any, and the Trustee with consent of holders of Certificates of such Series evidencing not less than a percentage specified in the related Agreement of each class of Certificates affected by the proposed amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Certificates; PROVIDED, HOWEVER, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Assets which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or (ii) reduce the aforesaid percentage of Certificates of any class, holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class then outstanding or
(iii) alter the servicing standard set forth in the Agreement.

          If a REMIC election is made with respect to a Trust Fund or a portion thereof, the related Agreement may provide that the Trustee will not be entitled to consent to an amendment to such Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund or portion thereof to fail to qualify as a REMIC.

          The Prospectus Supplement for a Series may describe other or different provisions concerning the amendment of the related Agreement.

TERMINATION; REPURCHASE OF MORTGAGE ASSETS

          Unless otherwise provided in the related Prospectus Supplement, the obligations of the parties to the Agreement for each Series will terminate upon:
(i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; (iv) mutual consent of the parties to the Agreement and all Certificateholders or (v) upon such other event as is described in the related Prospectus Supplement. In addition, if a REMIC election has been made with respect to a Series of Certificates, a Trust Fund may be terminated and the Certificates retired following a determination, based upon an opinion of counsel, that the REMIC status of the Trust Fund or portion thereof has been lost or that a substantial risk exists that such status will be lost for the current taxable year. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and, unless otherwise specified in the applicable Prospectus Supplement, the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination. Notwithstanding the above, in no event will a Trust Fund terminate later than 21 years after the death of the last surviving lineal descendant of the person named in the applicable Agreement alive as of the applicable Cut-off Date.


REPORTS TO CERTIFICATEHOLDERS

          Concurrently with each distribution for each Series, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will forward to each Certificateholder a statement setting forth such information relating to such distribution as is specified in the Agreement and described in the applicable Prospectus Supplement. Such statement also will disclose, if applicable, any material change in the procedures used in preparing, or the information contained in, such statements.

CERTIFICATEHOLDER COMMUNICATIONS

          Unless otherwise specified in the related Prospectus Supplement, the Agreement will provide that if any Certificateholder (the "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Certificateholders of the related Series with respect to their rights under the Agreement or under the Certificates and is accompanied by a copy of the communications which such Applicant proposes to transmit, then the Trustee will be required to, at the expense of such Applicant, within 10 business days after the receipt of such application, furnish such Applicant a list of the names and addresses of the Certificateholders.

BOOK-ENTRY REGISTRATION

          If so specified in the related Prospectus Supplement, a class of Certificates initially may be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee for The Depository Trust Company ("DTC"). DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Certificateholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Certificates registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Certificateholders will receive all distributions of principal of and interest on the Certificates from the Trustee through DTC and its Participants. Under a book-entry format, Certificateholders will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants, which thereafter will be required to forward them to Indirect Participants or Certificateholders. Under a book-entry format, it is anticipated that the only Certificateholder will be Cede, as nominee of DTC, and that the beneficial holders of Certificates will not be recognized by the Trustee as Certificateholders under the Agreement. The beneficial holders of such Certificates will only be permitted to exercise the rights of Certificateholders under the Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit payments of principal of and interest on the Certificates. Participants and Indirect Participants with which Certificateholders have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificateholders.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificateholder to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         DTC generally takes any action permitted to be taken by a Certificateholder under an Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Certificateholders only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Certificates that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Certificates to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Certificates.

         Neither the Depositor, a Master Servicer, the Special Servicer, the Stand-by Servicer nor the Trustee will have any liability for any aspect of the records relating to, or payment made on account of, beneficial ownership interests of any Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Any Certificates initially registered in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Certificateholders or their nominees ("Definitive Certificates"), rather than to DTC or its nominee, only under the events specified in the related Agreement. Such events may include the following: (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Certificates, and the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (defined herein), Certificateholders representing not less than 50% of the aggregate principal amount of the applicable series of Certificates advise the Trustee and DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Certificateholders. Upon the occurrence of any of the events specified in the related Agreement, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificates representing the Certificates and instruction for re-registration, the Trustee will issue the Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders. Thereafter, payments of principal of and interest on the Certificates will be made by the Trustee directly to Certificateholders in accordance with the procedures set forth herein and in the Agreement. The final distribution of any Certificate (whether Definitive Certificates or Certificates registered in the name of Cede), however, will be made only upon presentation and surrender of such Certificates on the final Distribution Date at such office or agency as is specified in the notice of final payment to Certificateholders.


                                 THE TRUST FUND

         To the extent specified in the related Prospectus Supplement, a Trust Fund for a Series of Certificates will include (A) the Mortgage Assets consisting of a Mortgage Pool** comprised of (i) Commercial Mortgage Loans, (ii) Multifamily Loans, (iii) Leases, (iv) Agency Securities, and/or (v) Private Mortgage-Backed Securities, in each case, as specified in the related Prospectus Supplement, (B) payments in respect of such Mortgage Assets, including, without limitation, (i) all payments of interest and principal on the Mortgage Assets,
(ii) the proceeds of any real estate tax and insurance escrows created in connection with any of the Mortgage Assets, (iii) any insurance proceeds or condemnation awards arising from or in connection with any of the collateral securing any of the Mortgage Assets; (iv) any security deposits and like accounts established in connection with any of the Leases; and (v) all real and personal property and proceeds which secured any Mortgage Asset and which are acquired on behalf of the Certificateholders by foreclosure, deed-in-lieu of foreclosure, repossession or otherwise, in each case, as specified in the related Prospectus Supplement; (C) various forms of credit enhancement, including without limitation insurance policies on the Mortgage Assets, letters of credit, guarantees, certificate guarantee insurance policies, the right to make draws upon one or more Reserve Accounts, or other arrangements acceptable to each Rating Agency rating the Certificates (see "Credit Enhancement"), in each case, as specified in the related Prospectus Supplement; and (D) such other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement. As specified in the related Prospectus Supplement, the Mortgage Loans may be secured by, among other things, liens on commercial real estate properties, multifamily residential properties, cooperatively owned multifamily properties and/or mixed residential and commercial properties (each, a "Mortgaged Property").

         Unless otherwise specified in the related Prospectus Supplement, the Certificates will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the Mortgage Assets.

         The Mortgage Assets will be acquired by the Depositor, either directly or through affiliates, from the Sellers (which may include affiliates of the Depositor) and conveyed by the Depositor to the related Trust Fund. The Sellers may have originated the Mortgage Assets or acquired the Mortgage Assets from the originators or other entities. See "--The Mortgage Loans--Mortgage Underwriting Standards and Procedures."

         The following is a brief description of the Mortgage Assets expected to be included in the Trust Funds. A copy of the Agreement with respect to each Series of Certificates will be attached to a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Certificates and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Certificates.

THE MORTGAGE LOANS


          Unless otherwise specified in the related Prospectus Supplement, Commercial Mortgage Loans will be secured by first or junior fee or leasehold mortgage liens on commercial or mixed commercial and residential properties, including without limitation liens on office buildings, retail facilities, factories, warehouses, distribution centers, hotels, motels, medical buildings, hospitals, nursing homes, convalescent homes, shopping centers and industrial buildings (each, a "Commercial Property").

         Multifamily Loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by first or junior liens on rental apartment buildings or projects containing five or more residential units and may include high-rise, mid-rise and garden apartments. Such loans may be conventional loans or FHA-insured loans, as specified in the related Prospectus Supplement. Certain of the Multifamily Loans may be secured by apartment buildings owned by Cooperatives. The Cooperative owns all the apartment units in the building and all common areas. The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its mortgage loan, real property taxes, maintenance expenses and other capital or ordinary expenses. Those payments are in addition to any payments of principal and interest the tenant-stockholder must make on any loans to the tenant-stockholder secured by its shares in the Cooperative. The Cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. A Cooperative's ability to meet debt service obligations on a Multifamily Loan, as well as all other operating expenses, will be dependent in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial areas the Cooperative might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders.

         Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the related Mortgagor assigns its rights, title and interest as landlord under each lease and the income derived therefrom to the related lender, while retaining a license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the related lender is entitled to collect the rents from tenants to be applied to the monetary obligations of the Mortgagor. State law and Federal bankruptcy law may limit or restrict the enforcement of the assignment of leases and rents by a lender until the lender takes possession of the related Mortgaged Property and a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and Leases --Bankruptcy Laws." Alternatively, to the extent specified in the related Prospectus Supplement, the Mortgagor and the lender may agree that payments under Leases be made directly to the Master Servicer.

         As described in the related Prospectus Supplement, the Lessees will be required to pay stipulated rent all or part of which may be a fixed payment and/or may be based upon gross revenues, net revenues or some other measure of financial performance of the related leased Mortgaged Property. In addition, to the extent described in the related Prospectus Supplement, the Leases generally may require the Lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties and in certain cases, above a specified level of such expenses, insurance premiums and taxes. To the extent specified in the related Prospectus Supplement, certain of the Leases may require the lessor (who is also the Mortgagor under the related Mortgage Loan) to bear costs associated with the maintenance of the exterior or other portions of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the Lessees are required to pay. If so specified in the related Prospectus Supplement, under certain circumstances the Lessees may be permitted to set-off their rental obligations against the obligations of the Lessors under the Leases. To the extent specified in the related Prospectus Supplement, the Leases will require the Lessees to pay rent to the Mortgagors which is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, if applicable, any fixed expenses of operating the related Mortgaged Properties borne by the Mortgagors under the related Leases. In those cases where payments under the Leases (net of any operating expenses payable by the Mortgagor) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors must rely on other income or sources (including security deposits) generated by the related Mortgaged Property, to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial Properties may be leased entirely to one tenant. In such cases, the Mortgagor must rely entirely on rent paid by such tenant in order for the Mortgagor to pay all of the scheduled principal and interest on the related Commercial Mortgage Loan or make such payments from other sources. To the extent specified in the related Prospectus Supplement, certain of the Leases may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payment by any new tenants or proceeds from the sale or refinancing of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Leases are renewed. As specified in the related Prospectus Supplement, certain of the Leases may provide that upon the occurrence of a casualty affecting a Mortgaged Property, the Lessee will have the right to terminate its Lease, unless the landlord is able to cause the Mortgaged Property to be restored within a specified period of time. Certain Leases provide that it is the landlord's responsibility, while other Leases provide that it is the Lessee's responsibility, to restore the Mortgaged Property after a casualty to its original condition. Certain Leases provide a right of termination to the Lessee in the event a taking of a material or specified percentage of the leased space in the Mortgaged Property occurs, or if the ingress or egress to the leased space has been materially impaired.

         The Mortgaged Properties may be located in any one of the fifty states, the District of Columbia or such other locations as may be specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may be owned by the Depositor or one or more of its affiliates or by a single owner or multiple related or unrelated owners. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The Multifamily Loans will be covered by primary mortgage insurance policies to the extent provided in the related Prospectus Supplement. The Mortgage Loans may be newly originated or seasoned and unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will have been purchased by the Depositor, either directly or through an affiliate, from Sellers. Certain Mortgage Loans may be conventional loans (I.E., loans that are not insured or guaranteed by any governmental agency) or may be loans insured by the FHA or insured or guaranteed by another governmental agency as specified in the Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans in a Mortgage Pool will provide for monthly payments with payments due on the first day of each month. The payment terms of the Mortgage Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus Supplement:

                  (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Interest may be paid in arrears or in advance and certain Mortgage Loans may be Simple Interest Loans. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the rate of interest specified in such Mortgage Loan (the "Mortgage Rate") for a period of time or for the life of the Mortgage Loan, and the amount of any such difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source or may be treated as accrued interest added to the principal of the Mortgage Loan.

                  (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                  (c) Payments of principal and/or interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Certain Mortgage Loans, sometimes called graduated payment mortgage loans, may require the monthly payments of principal and interest to increase for a specified period, provide for deferred payment of a portion of the interest due monthly during such period, and recoup the deferred interest through negative amortization whereby the difference between the scheduled payment of interest and the amount of interest actually accrued is added monthly to the outstanding principal balance. Other Mortgage Loans, sometimes referred to as growing equity mortgage loans, may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to principal.

                  (d) Prepayments of principal, whether voluntary or in connection with an acceleration of the Mortgage Loan, may be subject to a Prepayment Premium, which may be fixed for the life of the Mortgage Loan, may decline over time, may be calculated based upon the difference between the anticipated rate of return to the lender over the life of the Mortgage Loan and the return to the date of prepayment or a different basis to be described in the related Prospectus Supplement, or may be prohibited for the life of the Mortgage Loan or for certain lockout periods. Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a Prepayment Premium in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include due-on-sale clauses which permit the mortgagee to demand payment of the entire Mortgage Loan (including any Prepayment Premium) in connection with the sale or certain transfers of the related Mortgaged Property and/or due-on-encumbrance clauses which permit the mortgagee to demand payment of the entire Mortgage Loan upon the encumbrance of the related Mortgaged Property with a lien which is either senior or junior to the lien securing the Mortgage Loan. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

         Each Prospectus Supplement will contain information, as of the applicable Cut-off Date and to the extent then specifically known to the Depositor, with respect to the Mortgage Loans contained in the related Mortgage Pool, including as a general matter (i) the aggregate outstanding principal balance of the Mortgage Loans, (ii) the interest rate or range of interest rates of the Mortgage Loans, (iii) the type of property securing the Mortgage Loans,
(iv) the original and, with respect to seasoned Mortgage Loans, the remaining terms to stated maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios (as defined below) of the Mortgage Loans at origination and, with respect to seasoned Mortgage Loans, at the Cut-off Date, (vi) the geographical distribution of the Mortgaged Properties and (vii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate Mortgage Loans. The related Prospectus Supplement may also specify other characteristics of the Mortgage Loans relating to each Series. If specified in the related Prospectus Supplement, the Depositor may segregate the Mortgage Loans in a Mortgage Pool into separate groups ("Mortgage Loan Groups") with certain classes of Certificates of a given Series entitled to receive payments relating to specified Mortgage Loan Groups. In such case, the Depositor will disclose the above-specified information by Mortgage Loan Group. If specific information with respect to the Mortgage Loans is not known to the Depositor at the time the related Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement and specific information will be set forth in the Detailed Description.

         The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the Mortgage Loan to the Collateral Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Collateral Value" of a Mortgaged Property, other than with respect to certain Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and
(b) the sales price for such property. If a Mortgaged Property is located in a declining real estate market, the market value of such Mortgaged Property at the time the related Mortgage Loan is assigned to a Trust or thereafter may be less than the appraised value at origination of such Mortgage Loan. In such instance, the Loan-to-Value Ratio of such Mortgage Loan may not be indicative of the related Mortgagor's equity in the Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, in the case of Refinance Loans, the Collateral Value of the related Mortgaged Property is the value thereof determined in an appraisal obtained at the time of refinancing.

          Assignment of the Mortgage Loans. At the time of issuance of the Certificates of a Series, the Depositor will cause the Mortgage Loans comprising the related Trust Fund to be sold and assigned to the Trustee, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Mortgage Loan after application of payments due on the Cut-off Date, as well as information regarding the Mortgage Rate, the current scheduled monthly (or other periodic) payment of principal and interest, the maturity of the loan, the Loan-to-Value Ratio at origination, the maturity date of each Note, and certain other information.

         In addition, unless otherwise specified in the Prospectus Supplement, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Mortgage Loan, among other things,
(i) the Note endorsed without recourse in blank or to the order of the Trustee,
(ii) the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon, (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form, (iv) all intervening assignments of the Mortgage, if any, with evidence of recording indicated thereon, (v) any assumption, modification or substitution agreements relating to the Mortgage Loan, (vi) a lender's title insurance policy together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan, (vii) if the assignment of leases, rents and profits is separate from the Mortgage, an executed re-assignment of assignment of leases, rents and profits to the Trustee, and (viii) such other documents as may be specified in the related Prospectus Supplement (such documents are collectively referred to herein as the "Mortgage Loan File"). Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents; PROVIDED, HOWEVER, that in instances where the original recorded Mortgage or Mortgage assignment, as described in the related Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Depositor may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording. Unless otherwise specified in the related Prospectus Supplement, the Depositor or Master Servicer will promptly cause the assignments of the related Mortgage Loans and any assignments of leases, rents and profits to be recorded in the appropriate public office for real property records, except in the discretion of the Depositor in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such Mortgage Loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loans.

         The Trustee (or the custodian hereinafter referred to) will review the Mortgage Loan file for each Mortgage Loan after receipt thereof within the time period specified in the related Prospectus Supplement, and the Trustee will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Master Servicer and the Depositor, and the Master Servicer will notify the related Seller. Unless otherwise specified in the related Prospectus Supplement, if the Seller or other entity provided in the related Prospectus Supplement cannot cure the omission or defect within 60 days after receipt of such notice or such other time period as may be stated in the Agreement, the Seller or such entity will be obligated to purchase the related Mortgage Loan from the Trustee within the time period specified in such Prospectus Supplement at a price equal to the principal balance thereof as of the date of purchase or, in the case of a Series as to which an election has been made to treat the related Trust Fund or certain assets as a REMIC, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the applicable Pass-Through Rate to the first day of the month following such repurchase, plus the amount of any unreimbursed advances made by the Master Servicer, or the Special Servicer, if any, in respect of such Mortgage Loan (the "Repurchase Price"). There can be no assurance that a Seller or such entity will fulfill this purchase obligation. Although the Master Servicer may be obligated to enforce such obligation to the extent described under "-- Representations by Sellers; Repurchases," neither the Master Servicer nor the Depositor will be obligated to purchase such Mortgage Loan if the Seller or such entity defaults on its purchase obligation, unless such breach also constitutes a breach of the representations or warranties of the Master Servicer or the Depositor, as the case may be. Alternatively, if the related Prospectus Supplement so specifies, the Depositor, the Master Servicer or the Seller, as the case may be, may deliver to the Trustee Mortgage Loans ("Substitute Mortgage Loans") in substitution for any one or more of the Mortgage Loans ("Deleted Mortgage Loans") initially included in the Trust Fund as to which there are such missing documents or as to which a document in the related Mortgage Loan File is defective in any material respect. Certain required characteristics of any Substitute Mortgage Loan are described under "--Representations by Sellers; Repurchases" herein. Unless otherwise specified in the related Prospectus Supplement, this purchase obligation, or if so provided, a substitution option, constitute the sole remedies available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document.

         The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Mortgage Loans as agent of the Trustee.

         Mortgage Underwriting Standards and Procedures. The underwriting standards and procedures for Mortgage Loans included in a Mortgage Pool will be specified in the related Prospectus Supplement to the extent such procedures and standards are known or available. Such Mortgage Loans may be originated in contemplation of the transactions contemplated by this Prospectus and the related Prospectus Supplement or may have been originated by third-parties and acquired by the Depositor directly or through its affiliates in negotiated transactions.

         Except as otherwise set forth in the related Prospectus Supplement for a Series, the originator of a Mortgage Loan will have applied underwriting procedures intended to evaluate, among other things, the income derived from the Mortgaged Property, the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures to determine cash management ability, the obligor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. Mortgage Loans ("FHA Loans") insured by the Federal Housing Administration ("FHA"), a division of the United States Department of Housing and Urban Development ("HUD") under Title II of the National Housing Act of 1934, as amended (the "Housing Act") or Title V of the Housing Act of 1949, will have been originated by mortgage lenders which are approved by HUD as an FHA mortgagee in the ordinary course of their real estate lending activities and will comply with the underwriting policies of FHA.

         If so specified in the related Prospectus Supplement, the adequacy of a Mortgaged Property as security for repayment will generally have been determined by appraisal by appraisers selected in accordance with pre-established guidelines established by or acceptable to the loan originator for appraisers. If so specified in the related Prospectus Supplement, the appraiser must have personally inspected the property and verified that it was in good condition and that construction, if new, has been completed. Unless otherwise stated in the applicable Prospectus Supplement, the appraisal will have been based upon a stabilized net operating income analysis based on market rental values and operating expenses, vacancies and loss reserves and/or a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

          No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans or at the levels on the dates of issuance of the Certificates relating thereto. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial properties or multifamily residential properties. If the commercial or multifamily real estate markets should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans and any additional financing on, or other liens and encumbrances affecting, the Mortgaged Properties in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Pool. For Multifamily Loans, such other factors could include excessive building resulting in an oversupply of rental housing stock or a decrease in employment reducing the demand for rental units in an area; federal, state or local regulations and controls affecting rents; prices of goods and energy; environmental restrictions; increasing labor and material costs; increased real estate taxes and assessments; and the relative attractiveness to tenants of the Mortgaged Properties. In addition, in the case of certain Commercial Mortgage Loans, the value of the Commercial Properties depends in part on the continued occupancy by given Lessees and/or the creditworthiness of the Lessees which may be adversely affected by a general economic downturn or an adverse change in the financial condition of such Lessees. Moreover, to the extent a Commercial Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hospital, hotel or motel) the value of the Commercial Property may be adversely affected because of the difficulty in releasing such Commercial Property in the event of a default by the Lessee or the early termination of such Lease and, if such a releasing is not possible, the cost of altering the Mortgaged Property for another more marketable use. To the extent that such losses are not covered by the credit enhancements described in the related Prospectus Supplement, the ability of the Trust Fund to pay principal of and interest on the Certificates may be adversely affected. Even where credit covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

         Representations by Sellers; Repurchases. Unless otherwise specified in the related Prospectus Supplement or Agreement, each Seller will have made representations and warranties in respect of the Mortgage Loans sold by such Seller. Such representations and warranties generally include, among other things: (i) that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's opinion or certificate of title) and any required hazard insurance was in effect with respect to each Mortgaged Property on the date of purchase of the Mortgage Loan from the Seller by or on behalf of the Depositor; (ii) that the Seller had title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims; (iii) that each Mortgage Loan constituted a valid first (or junior, if applicable) lien on, or a perfected security interest with respect to, the Mortgaged Property (subject only to permissible title insurance exceptions, if applicable and certain other exceptions described in the related Agreement) and that the Mortgaged Property was free from damage and was in good repair; (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property, (v) that no required payment on a Mortgage Loan was more than thirty days delinquent; and (vi) that each Mortgage Loan was made in compliance with, and is enforceable under, all applicable state and federal laws and regulations in all material respects.

         Unless otherwise specified in the related Prospectus Supplement, all of the representations and warranties of a Seller in respect of a Mortgage Loan will have been made as of the date on which such Seller sold the Mortgage Loan to the Depositor or one of its affiliates. A substantial period of time may have elapsed between such date and the date of initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of a Seller do not address events that may occur following the sale of a Mortgage Loan by such Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Mortgage Loan occurs after the date of sale of such Mortgage Loan by such Seller to the Depositor or its affiliates. However, unless otherwise specified in the related Prospectus Supplement, the Depositor will not include any Mortgage Loan in the Trust Fund for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of a Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the related Cut-off Date. If a Master Servicer is also a Seller of Mortgage Loans with respect to a particular Series, representations made by the Master Servicer as a Seller will be in addition to the representations and warranties, if any, made by such Master Servicer in its capacity as a Master Servicer. If so specified in the related Prospectus Supplement, the Depositor will make certain representations and warranties for the benefit of Holders of Certificates of a Series in respect of a Mortgage Loan that relate to the period commencing on the date of sale of such Mortgage Loan to the Depositor or its affiliates.

         If specified in the related Prospectus Supplement, the Seller may have acquired the Mortgage Loans from a third party which made certain representations and warranties to the Seller as of the time of the sale to the Seller. In lieu of representations and warranties made by the Seller as of the time of the sale to the Depositor, the Seller may assign the representations and warranties from the third party to the Depositor, which will assign them to the Trustee on behalf of the Certificateholders. In such cases, the third party may be obligated to purchase a Mortgage Loan upon a breach of such representations and warranties, and neither the Seller nor the Depositor nor Master Servicer will be obligated to purchase a Mortgage Loan if the third party defaults on any such obligation to do so.

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the Trustee, if the Master Servicer is the Seller, will promptly notify the relevant Seller of any breach of any representation or warranty made by such Seller in respect of a Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, if such Seller cannot cure such breach within 90 days after notice from the Master Servicer or the Trustee, as the case may be, then such Seller will be obligated to repurchase such Mortgage Loan from the Trust Fund at the applicable Repurchase Price. Except in those cases in which the Master Servicer is the Seller, the Master Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the holders of the Certificates, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. Unless otherwise provided in the related Prospectus Supplement, and subject to the ability of the Seller, the Depositor or the Master Servicer to deliver Substitute Mortgage Loans for Mortgage Loans as described below, this repurchase obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Seller.

         Unless otherwise provided in the related Prospectus Supplement, neither the Depositor nor the Master Servicer (unless the Master Servicer is the Seller) will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that Sellers will carry out their respective repurchase obligations with respect to Mortgage Loans. However, to the extent that a breach of a representation and warranty of a Seller may also constitute a breach of a representation made by the Master Servicer, the Master Servicer may have a repurchase obligation as described under "Servicing of the Mortgage Loans" below.

- --------
** Whenever the terms "Mortgage Pool" and "Certificates" are used in this Prospectus, such terms are deemed to apply, unless the context indicates otherwise, to one specific Mortgage Pool and the Certificates representing certain undivided interests, as described below, in a single Trust Fund consisting primarily of the Mortgage Loans in such Mortgage Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates of one specific Series and the term "Trust Fund" will refer to one specific Trust Fund.

          The Seller and any third party which conveyed the Mortgage Loans to the Seller may experience financial difficulties and in some instances may enter into insolvency proceedings. As a consequence, the Seller or such third party may be unable to perform its repurchase obligations with respect to the Mortgage Loans. Any arrangements for the assignment of representations and the repurchase of Mortgage Loans must be acceptable to each Rating Agency rating the related Certificates.

          If so specified in the related Prospectus Supplement, the Depositor will make representations and warranties with respect to the Mortgage Loans in a Mortgage Pool. Upon a breach of any representation or warranty by the Depositor that materially and adversely affects the interests of the Certificateholders, the Depositor will be obligated either to cure the breach in all material respects or to purchase the Mortgage Loan at the applicable Repurchase Price and in the manner set forth above. Unless otherwise specified in the applicable Prospectus Supplement and subject to the ability of the Depositor to deliver Substitute Mortgage Loans for certain Mortgage Loans as described below, this repurchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for a breach of a representation or warranty by the Depositor.

          If and within the period of time specified in the related Prospectus Supplement, following the date of issuance of a Series of Certificates, the Depositor, the Master Servicer or the Seller, as the case may be, may deliver to the Trustee Substitute Mortgage Loans in substitution for any Deleted Mortgage Loans initially included in the Trust Fund but which do not conform in one or more respects to the description thereof contained in the related Prospectus Supplement and Mortgage Loan Schedule, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or as to which a document in the related Mortgage Loan File is defective in any material respect. Unless otherwise specified in the related Prospectus Supplement, the required characteristics of any Substitute Mortgage Loan will generally include, among other things, that such Substitute Mortgage Loan on the date of substitution, will (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed to Certificateholders in the month of substitution), (ii) have a Mortgage Rate of not less than (and not more than 1% greater than) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a current Loan-to-Value Ratio and Debt Service Coverage Ratio not higher than those of the Deleted Mortgage Loan and (v) comply with all the representations and warranties set forth in the related Agreement as of the date of substitution.

AGENCY SECURITIES

         Assignment of Agency Securities. The Depositor will cause Agency Securities to be registered in the name of the Trustee or its nominee. Each Agency Security will be identified in a schedule appearing as an exhibit to the Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date, the annual pass-through rate (if any) and the maturity date.

         Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the United States within the United Stated Department of Housing and Urban Development HUD. Section 306(g) of Title II of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to, among other things, guarantee the timely payment of the principal of and interest on certificates which represent an interest in a pool of mortgage loans insured by FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or chapter 37 of Title 38, United States Code ("VA Loans").

         Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guarantee.

         GNMA Certificates. Each GNMA Certificate held in a Trust Fund (which may be a GNMA I Certificate or a GNMA II Certificate) will be a "fully modified pass-through" mortgaged-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or approved by FNMA as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates held in a Trust Fund will consist of FHA Loans and/or VA Loans. Each such mortgage loan is secured by a one- to four-family residential property or a manufactured home. GNMA will approve the issuance of each such GNMA Certificate in accordance with a guaranty agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each such GNMA Certificate, even if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each such GNMA Certificate are less than the amounts due on each such GNMA Certificate.

         The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each such GNMA Certificate will have an original maturity of not more than 40 years (but may have original maturities of substantially less than 40 years). Each such GNMA Certificate will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loans or VA Loans and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans or VA Loans.

         If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon notification and request, GNMA will make such payments directly to the registered holder of such GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of such GNMA Certificate will have recourse only against GNMA to obtain such payment. The Trustee or its nominee, as registered holder of the GNMA Certificates held in a Trust Fund, will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due.

         All mortgage loans underlying a particular GNMA Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on such GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

         Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

         Regular monthly installment payments on each GNMA Certificate held in a Trust Fund will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installments on such GNMA Certificate is due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate held in a Trust Fund or any other early recovery of principal on such loan will be passed through to the Trustee as the registered holder of such GNMA Certificate.

         GNMA Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from other GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates are backed by graduated payment mortgage loans or "buydown" mortgage loans. No statistics comparable to the FHA's prepayment experience on level payment, non-buydown loans are available in respect of graduated payment or buydown mortgages. GNMA Certificates related to a Series of Certificates may be held in book-entry form.

         GNMA also guarantees the timely payment of principal of and interest on "fully modified pass-through" mortgage-backed securities issued and serviced by certain mortgage banking companies and other financial concerns ("FNMA Project Issuers") based upon and backed by pools of multi-family residential mortgage loans coinsured by FHA and GNMA Project Issuers under the Housing Act ("GNMA Project Certificates"). The Prospectus Supplement for a Series of Certificates that includes GNMA Project Certificates will set forth additional information regarding the GNMA guaranty program, servicing of the mortgage pool, the payment of principal and interest on GNMA Project Certificates and other matters with respect to multi-family residential mortgage loans that qualify for the GNMA guaranty.

         Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (the "Charter Act"). FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

         FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

         FNMA Certificates. FNMA Certificates are either Guaranteed Mortgage Pass-Through Certificates ("FNMA MBS") or Stripped Mortgage-Backed Securities ("FNMA SMBS"). The following discussion of FNMA Certificates applies equally to both FNMA MBS and FNMA SMBS, except as otherwise indicated. Each FNMA Certificate included in the Trust for a Series will represent a fractional undivided interest in a pool of mortgage loans formed by FNMA. Each such pool will consist of mortgage loans of one of the following types: (i) fixed-rate level installment conventional mortgage loans; (ii) fixed-rate level installment mortgage loans that are insured by FHA or partially guaranteed by the VA; (iii) adjustable rate conventional mortgage loans; or (iv) adjustable rate mortgage loans that are insured by the FHA or partially guaranteed by the VA. Each mortgage loan must meet the applicable standards set forth under the FNMA purchase program. Each such mortgage loan will be secured by a first lien on a one-family or two- to four-family residential property. The original maturities of substantially all of the conventional, level payment mortgage loans are expected to be between either 8 to 15 years or 20 to 30 years. Each such FNMA Certificate will be issued pursuant to a trust indenture. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 30 years. The original maturities of substantially all of the fixed rate level payment FHA Loans are expected to be 30 years.

         Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA MBS (and the series pass-through rate payable with respect to a FNMA SMBS) is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than the annual pass-through rate if a FNMA MBS or the series pass-through rate if a FNMA SMBS; and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate if a FNMA MBS, or the series pass-through rate if a FNMA SMBS.

         FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute on a timely basis amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such FNMA Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         FNMA SMBS are issued in series of two or more classes, with each class representing a specified undivided fractional interest in principal distributions and interest distributions (adjusted to the series pass-through rate) on the underlying pool of mortgage loans. The fractional interests of each class in principal and interest distributions are not identical, but the classes in the aggregate represent 100% of the principal distributions and interest distributions (adjusted to the series pass-through rate) on the respective pool. Because of such difference between the fractional interests in principal and interest of each class, the effective rate of interest on the principal of each class of FNMA SMBS may be significantly higher or lower than the series pass-through rate and/or the weighted average interest rate of the underlying mortgage loans.

         Unless otherwise specified by FNMA, FNMA Certificates evidencing interests in pools of mortgages formed on or after May 1, 1985 will be available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

         Federal Home Loan Mortgage Corporation. FHLMC is a publicly held United States government-sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The common stock of FHLMC is owned by the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

         FHLMC Certificates. Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "FHLMC Certificate Group"). FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

         Unless otherwise described in the Prospectus Supplement, Mortgage loans underlying the FHLMC Certificates held by a Trust Fund will consist of mortgage loans with original terms to maturity of between 10 and 30 years. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate Group. Under the Guarantor Program, any such FHLMC Certificate Group may include only whole loans or participation interests in whole loans.

         FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable Certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate Group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate receipt by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the Prospectus Supplement for a Series of Certificates, guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor, published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guarantees, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer, or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and FHLMC has not adopted standards which require that the demand be made within any specified period.

         FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by FHLMC.

         Under FHLMC's Cash Program, with respect to pools formed prior to June 1, 1987, there is no limitation on the amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate. With respect to FHLMC Certificates issued on or after June 1, 1987, the maximum interest rate on the mortgage loans underlying such FHLMC Certificates may exceed the pass through rate of the FHLMC Certificates by 50 to 100 basis points. Under such program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased, results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a FHLMC Certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a FHLMC Certificate group based upon their yield to FHLMC rather than on the interest rate on the underlying mortgage loans.

         Under FHLMC's Guarantor Program, the pass-through rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC. For FHLMC Certificate Groups formed under the Guarantor Program with certificate numbers beginning with 18-012, the range between the lowest and the highest annual interest rates on the mortgage loans in a FHLMC Certificate group may not exceed two percentage points.

         FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the FHLMC Certificates. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

         FHLMC also issues mortgage participation certificates representing an undivided interest in a group of multi-family residential mortgage loans or participations in multi-family residential mortgage loans purchased by FHLMC ("FHLMC Project Certificates"). The Prospectus Supplement for a Series of Securities issued by a Trust that included FHLMC Project Certificates will set forth additional information regarding multi-family residential mortgage loans that qualify for purchase by FHLMC.

         Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described herein and in the related Prospectus Supplement. Each such Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain FHLMC, FNMA, GNMA or other government agency or government-sponsored agency Certificates. The underlying securities will be held under a trust agreement by FHLMC, FNMA, GNMA or another government agency or government-sponsored agency, each as trustee, or by another trustee named in the related Prospectus Supplement. FHLMC, FNMA, GNMA or another government agency or government-sponsored agency will guarantee each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing such stripped Agency Security, unless otherwise specified in the related Prospectus Supplement.

         Other Agency Securities. If specified in the related Prospectus Supplement, a Trust Fund may include other mortgage pass-through certificates issued or guaranteed by GNMA, FNMA, FHLMC or other government agencies or government-sponsored agencies. The characteristics of any such mortgage pass-through certificates will be described in such Prospectus Supplement. If so specified, a combination of different types of Agency Securities may be held in a Trust Fund.

PRIVATE MORTGAGE-BACKED SECURITIES

         General. Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates evidencing an undivided interest in a pool of Mortgage Loans, or (b) collateralized mortgage obligations secured by Mortgage Loans. Private Mortgage-Backed Securities will have been issued pursuant to a PMBS agreement (the "PMBS Agreement"). The seller/servicer of the underlying Mortgage Loans will have entered into the PMBS Agreement with the PMBS Trustee under the PMBS Agreement. The PMBS Trustee or its agent, or a custodian, will hold the Mortgage Loans underlying such Private Mortgage-Backed Security. Mortgage Loans underlying a Private Mortgage-Backed Security will be serviced by the PMBS Servicer directly or by one or more sub-servicers who may be subject to the supervision of the PMBS Servicer. Unless otherwise described in the Prospectus Supplement, the PMBS Servicer will be a FNMA or FHLMC approved servicer and, if FHA Loans underlie the Private Mortgage-Backed Securities, approved by HUD as an FHA mortgagee.

         The PMBS Issuer will be a financial institution or other entity engaged generally in the business of mortgage lending or the acquisition of mortgage loans, a public agency or instrumentality of a state, local or federal government, or a limited purpose or other corporation organized for the purpose of among other things, establishing trusts and acquiring and selling housing or other mortgage loans to such trusts and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PMBS Issuer may be an affiliate of the Depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the Mortgage Loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

         All Private Mortgage-Backed Securities will have originally been issued in publicly registered offerings or have been outstanding for at least three years and will have been acquired for inclusion in a Trust Fund in purely secondary transactions, not from the PMBS Issuer or an affiliate thereof. To help ensure that each Private Mortgage-Backed Security will have been acquired in secondary transactions, no Private Mortgage-Backed Security will constitute part of an underwriter's or dealer's unsold allotment and no Private Mortgage-Backed Security will be acquired from a person that purchased such security from the PMBS Issuer or an affiliate thereof with the intent of reselling such security for inclusion in a Trust Fund.

         The Depositor will cause Private Mortgage-Backed Securities to be registered in the name of the Trustee. The Trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Mortgage-Backed Security conveyed to the Trustee.

         Distributions of principal and interest will he made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions and/or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Underlying Loans. The Mortgage Loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans, or loans having balloon or other special payment features. Such Mortgage Loans may be secured by multifamily property, by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative or such other mortgage loans as may be described in the related Prospectus Supplement. Except as otherwise specified in the related Prospectus Supplement, (i) no Mortgage Loan will have had a Loan-to-Value Ratio at origination in excess of 95%, (ii) each Mortgage Loan will have had an original term to stated maturity of not less than 5 years and not more than 40 years, (iii) no Mortgage Loan that was more than 30 days delinquent more than once in the past 12 months or was delinquent as of the Cut-off Date as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PMBS Agreement, (iv) each Mortgage Loan (other than a Cooperative Loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy, and (v) each Mortgage Loan (other than a Cooperative Loan) will be covered by a title insurance policy.

         Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of subordination of other private mortgage certificates issued under the PMBS Agreement, reserve funds, insurance policies, letters of credit, financial guaranty insurance policies, guarantees or other types of credit support may be provided with respect to the Mortgage Loans underlying the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves.

         Additional Information. The Prospectus Supplement for a Series for which the Trust Fund includes Private Mortgage-Backed Securities will specify to the extent such information is available and relevant, among other matters (i) the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the Mortgage Loans which comprise the underlying assets for the Private Mortgage-Backed Securities including (A) the payment features of such Mortgage Loans, (B) the approximate aggregate principal balance, if known, of underlying Mortgage Loans insured or guaranteed by a governmental entity and
(C) the minimum and maximum stated maturities of the underlying Mortgage Loans at origination, (iii) the security therefor, (iv) whether the Mortgage Loans are recourse or nonrecourse, (v) the pass-through or certificate rate of the Private Mortgage-Backed Securities, (v) the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities, (vi) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities, (vii) certain characteristics of credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the Mortgage Loans underlying the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves, and (viii) the terms on which the underlying Mortgage Loans for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities.


                                 USE OF PROCEEDS

         The Depositor intends to use the net proceeds to be received from the sale of the Certificates of each Series to repay short-term loans incurred to finance the purchase of the Mortgage Assets related to such Certificates, to acquire certain of the Mortgage Assets to be deposited in the related Trust Fund, and/or to pay other expenses connected with pooling Mortgage Assets and issuing Certificates, including establishing Reserve Accounts and paying for certain credit enhancements. If so specified in the related Prospectus Supplement, the Depositor may use such net proceeds to originate Mortgage Loans or to refinance indebtedness incurred in connection with the origination of Mortgage Loans or the acquisition of Mortgage Assets. Any amounts remaining after such payments may be used for general corporate purposes. The Depositor expects to sell Certificates in Series from time to time.


                                  THE DEPOSITOR

         Bear Stearns Commercial Mortgage Securities Inc., the Depositor, is a Delaware corporation organized on April 20, 1987. It has remained inactive until the filing of the Registration Statement of which this Prospectus is a part. The primary business of the Depositor is to acquire Mortgage Assets and sell interests therein or bonds secured thereby. It is a wholly owned subsidiary of CMC Commercial Assets Corporation, which is a wholly owned subsidiary of The Bear Stearns Companies Inc., a Delaware corporation, and an affiliate of Bear, Stearns & Co. Inc. The Depositor maintains its principal office at 245 Park Avenue, New York, New York 10167. Its telephone number is (212) 272-2000.

         The Depositor does not have, nor is it expected in the future to have, any significant assets.


                         SERVICING OF THE MORTGAGE LOANS

GENERAL

          The Prospectus Supplement related to a Series will identify the Master Servicer or Master Servicers for that Series and will set forth certain information concerning the Master Servicer(s). Each Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement of the related Series. If so specified in the related Prospectus Supplement, a Master Servicer may subcontract the servicing of all or a portion of the Mortgage Loans to one or more sub-servicers (each, a "Sub-Servicer"). In addition, a Master Servicer may subcontract the servicing of certain Mortgage Loans that are in default or otherwise require special servicing (the "Specially Serviced Mortgage Loans") to one or more special servicers (each, a "Special Servicer"), and certain information with respect to each Special Servicer will be set forth in such Prospectus Supplement. With respect to Mortgage Loans serviced by a Master Servicer through a Sub-Servicer, unless otherwise specified in the related Prospectus Supplement such Master Servicer will remain liable for its servicing obligations under the related Agreement as if such Master Servicer alone were servicing such Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer, nor the Special Servicer, if any, will be liable for the obligations of the other under the related Agreement. Any Master Servicer, Sub-Servicer, and Special Servicer may be an affiliate of the Depositor and may have other business relationships with Depositor and its affiliates. While there may be more than one Master Servicer or Special Servicer with respect to a given Series of Certificates, for ease of reference, the remainder of this Section assumes there will be only one of each.

COLLECTIONS AND OTHER SERVICING PROCEDURES

         The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Agreement, follow such collection procedures as it deems necessary or desirable. Consistent with the above, the Master Servicer may, in its discretion, waive any late payment or assumption charge or penalty interest in connection with late payment or assumption of a Mortgage Loan and, if so specified in the related Prospectus Supplement, may extend the due dates for payments due on a Note.

         Unless otherwise specified in the related Prospectus Supplement, the Agreement for each Series will require the Master Servicer to establish and maintain an escrow account (the "Escrow Account") in which the Master Servicer will be required to deposit amounts received from each Mortgagor, if required by the terms of the related Note, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items. The Special Servicer, if any, will be required to remit amounts received for such purposes on Specially Serviced Mortgage Loans for deposit in the Escrow Account, and will be entitled to direct the Master Servicer to make withdrawals from the Escrow Account as may be required for servicing of such Specially Serviced Mortgage Loans. Withdrawals from the Escrow Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums, to refund to Mortgagors amounts determined to be overages, to remove amounts deposited therein in error, to pay interest to Mortgagors on balances in the Escrow Account, if required, to repair or otherwise protect the Mortgaged Properties and to clear and terminate such account. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be entitled to all income on the funds in the Escrow Account invested in Permitted Investments not required to be paid to Mortgagors under applicable law. The Master Servicer will be responsible for the administration of the Escrow Account. If amounts on deposit in the Escrow Account are insufficient to pay any tax, insurance premium or other similar item when due, such item will be payable from amounts on deposit in the Collection Account or, to the extent such amounts are insufficient or if otherwise provided in the related Prospectus Supplement, in the manner set forth in the Prospectus Supplement and Agreement for the related Series.

INSURANCE

         Unless otherwise specified in the applicable Prospectus Supplement, the Agreement for each Series will require that the Master Servicer maintain or require each Mortgagor to maintain insurance in accordance with the related Mortgage, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage, the coverage of each such standard hazard insurance policy will be in an amount that is not less than the lesser of the full replacement cost of the improvements securing such Mortgage Loan or the outstanding principal balance owing on such Mortgage Loan. If a Mortgaged Property was located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will also maintain or require the related Mortgagor to maintain flood insurance in an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loan and the maximum amount obtainable with respect to such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, the cost of any such insurance maintained by the Master Servicer will be an expense of the Trust Fund payable out of the Collection Account.

         The Master Servicer, or if so specified in the related Prospectus Supplement, the Special Servicer, if any, will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the greater of (i) an amount not less than the amount necessary to avoid the application of any coinsurance clause contained in the related insurance policy and (ii) the replacement cost of the improvements which are a part of such property. Unless otherwise specified in the related Prospectus Supplement, the cost of any such insurance with respect to an REO Property will be an expense of the Trust Fund payable out of amounts on deposit in the related REO Account or, if such amounts are insufficient, from the Collection Account. The Master Servicer, or if so specified in the related Prospectus Supplement, the Special Servicer, if any, will maintain flood insurance providing substantially the same coverage as described above on any REO Property which was located in a federally designated special flood hazard area at the time the related Mortgage Loan was originated. The related Agreement will provide that the Master Servicer or the Special Servicer, as the case may be, may satisfy its obligation to cause hazard policies to be maintained by maintaining a master, or single interest blanket, insurance policy insuring against losses on the Mortgage Loans or REO Properties, as the case may be. Unless otherwise provided in the related Prospectus Supplement, the incremental cost of such insurance allocable to any particular Mortgage Loan, if not borne by the related Mortgagor, will be an expense of the Trust Fund. Alternatively, the Master Servicer or the Special Servicer, as the case may be, may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a single interest or master policy) insuring against losses on the Mortgage Loans or REO Properties, as the case may be. If such a blanket policy contains a deductible clause, the Master Servicer or the Special Servicer, as the case may be, will be obligated to deposit in the Collection Account all sums which would have been deposited therein but for such clause.

          In general, the standard form of fire and hazard extended coverage policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to Mortgage Loans of a Trust Fund due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds could affect distributions to the related Certificateholders.

         The standard hazard insurance policies covering Mortgaged Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

         In addition, to the extent required by the related Mortgage, the Master Servicer may require the Mortgagor to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the Master Servicer or Special Servicer, if any, to maintain public liability insurance with respect to any REO Properties. Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; PROVIDED, HOWEVER, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer or Special Servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

         The FHA is responsible for administering various federal programs, including mortgage insurance, authorized under the National Housing Act of 1934, as amended, and the United States Housing Act of 1937, as amended. To the extent specified in the related Prospectus Supplement, all or a portion of the Multi-family Mortgage Loans may be insured by the FHA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance in full force and effect.

         Unless otherwise specified in the applicable Prospectus Supplement, no pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance will be maintained with respect to the Mortgage Loans, nor will any Mortgage Loan be subject to FHA insurance.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

         Unless otherwise specified in the applicable Prospectus Supplement, the Agreement for each Series will require that the Master Servicer and the Special Servicer, if any, obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer or the Special Servicer, as applicable. The related Agreement will allow the Master Servicer and the Special Servicer, if any, to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer so long as certain criteria set forth in the Agreement are met.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicer's principal compensation for its activities under the Agreement for each Series will come from the payment to it or retention by it with respect to each Mortgage Loan of a "Servicing Fee" (as defined in the related Prospectus Supplement). The exact amount and calculation of such Servicing Fee will be established in the Prospectus Supplement and Agreement for the related Series. Since the Master Servicer's primary compensation is often based upon the aggregate unpaid principal balance of the Mortgage Loans, the Master Servicer's servicing compensation will decrease as the Mortgage Loans amortize. The compensation of the Master Servicer will not ordinarily give rise to either a conflict of interest or acts which may be contrary to the interests of Certificateholders.

         In addition to primary compensation, the Agreement for a Series of Certificate may provide that the Master Servicer or the Sub-Servicers will be entitled to retain all assumption fees and late payment charges, to the extent collected from Mortgagors, any prepayment penalties and any interest or other income which may be earned on funds held in any Collection Account or Certificate Account and, except to the extent such income is required to be paid to the related Mortgagors, the Escrow Account. Unless otherwise specified in the related Prospectus Supplement, any Sub-Servicer will receive a portion of the Master Servicer's primary compensation as its sub-servicing compensation.

         In addition to amounts payable to any Sub-Servicer, to the extent specified in the related Agreement, the Master Servicer will pay from its servicing compensation certain expenses incurred in connection with its servicing of the Mortgage Loans, including, without limitation, payment in certain cases of premiums for insurance policies, guarantees, sureties or other forms of credit enhancement, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of certain other expenses.

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will pay the fees and expenses of the Trustee.

         The principal compensation for the activities of any Special Servicer under the Agreement for each Series will come from payment to it or retention by it, with respect to each Specially Serviced Mortgage loan, of the Special Servicer fee. The exact amount and calculation of such special Servicer fee will be established in the Prospectus Supplement and Agreement for the related Series.

         In addition to the compensation described above, the Master Servicer or the Special Servicer (or any other party specified in the applicable Prospectus Supplement) may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the applicable Prospectus Supplement.

ADVANCES

         The applicable Prospectus Supplement will set forth the obligations, if any, of the Master Servicer or any Special Servicer or Sub-Servicer to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, insurance and Property Protection Expenses or otherwise. Any such advances will be made in the form and manner, and will be reimbursable, as described in the Prospectus Supplement and Agreement for the related Series. If so specified in the related Prospectus Supplement, one or more Standby Servicer(s) may be obligated to make such advances in addition to, or in lieu of, a Master Servicer or Sub-Servicer.

MODIFICATIONS, WAIVERS AND AMENDMENTS

         If so specified in the related Prospectus Supplement, the Agreement for each Series will provide that the Master Servicer or any Special Servicer may have the discretion, subject to certain conditions set forth therein, to modify, waive or amend certain of the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder. The extent to which the Master Servicer or any Special Servicer may modify, waive or amend any terms of the Mortgage Loans without such consent will be specified in the related Prospectus Supplement.

         A Special Servicer may, with respect to any Specially Serviced Mortgage Loan, subject to the terms and conditions set forth in the Agreement, modify, waive or amend the terms of such Mortgage Loan if such Special Servicer determines that a material default has occurred or a payment default has occurred or is reasonably foreseeable. A Special Servicer may extend the maturity date of such Mortgage Loan to a date no later than the date described in the related Prospectus Supplement.

         Unless otherwise provided in the applicable Prospectus Supplement, a Special Servicer will not agree to any modification, waiver or amendment of the payment terms of a Mortgage Loan unless a Special Servicer has determined that such modification, waiver or amendment is reasonably likely to produce a greater recovery on a present value basis than liquidation of the Mortgage loan. Prior to agreeing to any such modification, waiver or amendment of the payment terms of a Mortgage Loan, a Special Servicer will give notice thereof in the manner set forth in the Prospectus Supplement and Agreement for the related Series.

         The Prospectus Supplement for a Series may describe other or different provisions concerning the modification, waiver or amendment of the terms of the related Mortgage Loans.

EVIDENCE AS TO COMPLIANCE

         The Agreement for each Series will provide that the Master Servicer, at its expense, will cause a firm of independent public accountants to furnish to the Trustee, annually on or before a date specified in the Agreement, a statement as to compliance by the Master Servicer with the Agreement.

         Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by an officer of each Master Servicer and Special Servicer to the effect that based upon a review of its activities during the preceding calendar year, to the best of such officer's knowledge, such Master Servicer or Special Servicer, as applicable, has fulfilled its obligations under the Agreement throughout the preceding year or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

         Copies of the annual accountants statement and the statement of officers of each Master Servicer and Special Servicer may be obtained by Certificateholders of the related Series without charge upon written request to the Trustee at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL
SERVICER, THE DEPOSITOR AND THE TRUSTEE

         Each Agreement will further provide that neither the Depositor, the Master Servicer, the Special Servicer and the Trustee nor any of their directors, officers, employees, or agents will be under any liability to the related Trust Fund or Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; PROVIDED, HOWEVER, that neither the Depositor, the Master Servicer, the Special Servicer nor any such person will be protected against any breach of warranties or representations made in the Agreement or any liability which would otherwise be imposed (i) by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder or (ii) in certain other circumstances specified in the Agreement. Each Agreement will further provide that the Depositor, the Master Servicer, the Special Servicer and the Trustee and their directors, officers, employees and agents will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder or in certain other circumstances specified in the Agreement. In addition, each Agreement will provide that neither the Depositor, the Master Servicer nor the Special Servicer and the Trustee will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Depositor, the Master Servicer, the Special Servicer or the Trustee may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, unless otherwise provided in the Agreement, will be expenses, costs and liabilities of the Trust Fund and the Depositor, the Master Servicer, the Special Servicer or the Trustee, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

         Any person into which the Master Servicer or the Special Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Special Servicer is a party, or any person succeeding to the business of the Master Servicer or the Special Servicer, will be the successor of the Master Servicer or the Special Servicer under each Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, FNMA or FHLMC and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Certificates of such Series that have been rated.

         If the Master Servicer subcontracts the servicing of Specially Serviced Mortgage Loans to one or more Special Servicers, any variation from the standard of care for, and any indemnification to be provided to, the Special Servicer as described above will be set forth in the related Agreement.

         The Trustee under each Agreement will be identified, and its obligations under that Agreement will be described, in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, each Master Servicer, Sub-Servicer, Special Servicer and any of their respective affiliates.

         The Trustee may resign from its obligations under the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Depositor may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Depositor will become obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing the percentage interests specified in the applicable Prospectus Supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

EVENTS OF DEFAULT

         Unless otherwise specified in the related Prospectus Supplement or Agreement, "Events of Default" with respect to the Master Servicer or the Special Servicer under each Agreement will include (i) in the case of the Master Servicer, any failure by the Master Servicer to cause to be deposited in the Certificate Account any amount so required to be deposited pursuant to the Agreement at least one business day prior to the related Distribution Date; (ii) in the case of the Special Servicer, any failure by the Special Servicer to remit to the Master Servicer for deposit in the Collection Account any remittance required to be made by the Special Servicer on the day such remittance is required to be made under the Agreement; (iii) any failure by the Master Servicer or Special Servicer, as applicable, duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which failure continues unremedied for ninety days or such other time period as is specified in the Agreement after the giving of written notice of such failure to the Master Servicer or the Special Servicer, as applicable; and
(iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer or the Special Servicer, as applicable, indicating its insolvency, reorganization or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

         Except as otherwise specified in the related Agreement, so long as an Event of Default under an Agreement remains unremedied, the Trustee may, and (a) at the written direction of holders of Certificates (other than Class R Certificates if so provided in the Agreement) entitled to at least 25% of the aggregate Voting Rights (as defined below) of any affected Class of Certificates in the case of Events of Default described under clauses (i) and (ii) above, (b) at the written direction of holders of Certificates entitled to at least 25% of the aggregate Voting Rights or (c) in the case of an Event of Default described in clauses (iii) and (iv) above, shall terminate all of the rights and obligations of the Master Servicer or Special Servicer, as the case may be, under the Agreement relating to such Trust Fund and in and to the Mortgage Loans, whereupon the Trustee or another successor Master Servicer or Special Servicer appointed by the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer or Special Servicer, as the case may be, under the Agreement, and will be entitled to similar compensation arrangements. "Voting Rights" means the portion of the voting rights of all Certificates that is allocated to any Certificate in accordance with the terms of the Agreement.

                               CREDIT ENHANCEMENT

GENERAL

         Credit enhancement may be provided with respect to one or more classes of a Series of Certificates or with respect to the Mortgage Assets in the related Trust Fund. Credit enhancement may be in the form of (i) the subordination of one or more classes of the Certificates of such Series, (ii) the use of letters of credit, financial guaranty insurance, Reserve Accounts, FHA Insurance, other third party guarantees, over collateralization, cross-support or cross-collateralization provisions or another method of credit enhancement described in the related Prospectus Supplement, or (iii) any combination of the foregoing. Unless otherwise specified in the Prospectus Supplement, any credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, holders of one or more classes of Certificates will bear their allocable share of deficiencies. If a form of credit enhancement applies to several classes of Certificates, and if principal payments of certain classes will be distributed prior to such distributions to other classes, the classes which receive such distributions at a later time are more likely to bear any losses which exceed the amount covered by credit enhancement. Unless otherwise specified in the Prospectus Supplement, coverage under any credit enhancement may be canceled or reduced by the Master Servicer or the Depositor if such cancellation or reduction would not adversely affect the [then-current] rating or ratings of the related Certificates.

          If credit enhancement is provided with respect to a Series of Certificates, or the related Mortgage Loans, the related Prospectus Supplement will include a description of (i) the amount payable under such credit enhancement, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount payable under such credit enhancement may be reduced and under which such credit enhancement may be terminated or replaced and (iv) the material provisions of any agreement relating to such credit enhancement. Additionally, the related Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, or other relevant financial information as of the date specified in such related Prospectus Supplement.

SUBORDINATION

         If so specified in the related Prospectus Supplement, distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to one or more classes of Subordinated Certificates of a Series will instead be payable to holders of one or more classes of Senior Certificates under the circumstances and to the extent specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Loans and losses on defaulted Mortgage Loans will be borne first by the various classes of Subordinated Certificates and thereafter by the various classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in the related Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Loans over the lives of the Certificates or at any time, the aggregate losses in respect of defaulted Mortgage Loans which must be borne by the Subordinated Certificates by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Certificateholders that will be distributable to Senior Certificateholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Loans or aggregate losses in respect of such Mortgage Loans were to exceed the total amounts payable and available for distribution to holders of Subordinated Certificates or, if applicable, were to exceed the specified maximum amount, holders of Senior Certificates would experience losses on the Certificates.

         If so specified in the related Prospectus Supplement, the same class of Certificates may be Senior Certificates with respect to certain types of payments or certain types of losses or delinquencies and Subordinated Certificates with respect to other types of payment or types of losses or delinquencies. If specified in the related Prospectus Supplement, various classes of Senior Certificates and Subordinated Certificates may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Certificates, respectively, through a cross support mechanism or otherwise.

         As between classes of Senior Certificates and as between classes of Subordinated Certificates, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the related Prospectus Supplement.

LETTERS OF CREDIT

         If specified in the related Prospectus Supplement, one or more letters of credit with respect to a Series of Certificates will be issued by the L/C Bank. Under a letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the applicable Cut-Off Date or of one or more classes of Certificates or otherwise as specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies or due to the bankruptcy of a Mortgagor. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the applicable Trust Fund.

FINANCIAL GUARANTY INSURANCE

         If so specified in the related Prospectus Supplement, financial guaranty insurance with respect to a Series of Certificates will be provided by one or more insurance companies. Such financial guaranty insurance will guaranty, with respect to one or more classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the financial guaranty insurance will also guaranty against any payment made to a Certificateholder which is subsequently recovered as a "voidable preference" payment under the United States Bankruptcy Code, 11 U.S.C.ss. 101 ET SEQ., as amended (the "Bankruptcy Code").

RESERVE ACCOUNTS

         If specified in the related Prospectus Supplement, one or more Reserve Accounts may be established with respect to a Series in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. The Reserve Accounts for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Assets if specified in the related Prospectus Supplement. The Depositor may pledge the Reserve Accounts to a separate collateral agent specified in the related Prospectus Supplement.

         Amounts on deposit in any Reserve Account for a Series, together if specified in the related Prospectus Supplement with the reinvestment income thereon, will be applied by the related Trustee in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Account may be provided to increase the likelihood of timely payments of principal of and interest on the Certificates, if required as a condition to the rating of such Series by each Rating Agency. If so specified in the related Prospectus Supplement, Reserve Accounts may be established to provide limited protection, in an amount satisfactory to each Rating Agency, against certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies or due to the bankruptcy of a Mortgagor. Reserve Accounts may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement. Following each Distribution Date, amounts in any Reserve Account in excess of any amount required to be maintained therein may be released from the Reserve Account under the conditions and to the extent specified in the related Prospectus Supplement and upon their release will not be available for further application by the Trustee.

         Moneys deposited in any Reserve Account will be invested, to the extent acceptable to the applicable Rating Agency, in Permitted Investments at the direction of the Depositor, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Account for such Series, and any loss resulting from such investments will be charged to such Reserve Account. If specified in the related Prospectus Supplement, such income or other gain may be payable to the Master Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Master Servicer. To the extent specified in the related Prospectus Supplement, the Reserve Account, if any, for a Series may not be a part of the Trust Fund, in which event the right of the Trustee to make draws on the Reserve Account will be an asset to the Trust Fund.

         Additional information concerning any Reserve Account will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Account, the balance required to be maintained in the Reserve Account, the manner in which such required balance will increase or decrease over time, the manner of funding such Reserve Account, the purpose for which funds in the Reserve Account may be applied to make distributions to Certificateholders and the use of investment earnings, if any, from the Reserve Account.


FHA INSURANCE ON MULTIFAMILY LOANS

         There are two primary FHA insurance programs that are available for Multifamily Loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insure mortgage loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for coinsurance of such mortgage loans made under Sections 221(d)(3) and (d)(4) by HUD, FHA and a HUD-approved co-insurer. Generally, the term of such a mortgage loan may be up to 43 years and the ratio of loan amount to property replacement cost can be up to 90%.

         Section 223(f) of the Housing Act allows HUD to insure mortgage loans made for the purchase or refinancing of existing apartment projects which are at least three years old. Section 244 also provides for coinsurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, the greater of 15% of the value of the project or a dollar amount per apartment unit established from time to time by HUD. In general, the loan term may not exceed 35 years and a loan to value ratio of no more than 85% is required for the purchase of a project and 70% for the refinancing of a project.

         FHA insurance is generally payable in cash or, at the option of the mortgagee, in debentures. Such insurance does not cover 100% of the mortgage loan but is instead subject to certain deductions and certain interest reimbursement limitations from the date of the default.

OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS

         If specified in the related Prospectus Supplement, a Trust Fund may include in lieu of some or all of the foregoing or in addition thereto insurance policies or third party guarantees and other arrangements for maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, paying administrative expenses, or accomplishing such other purpose as may be described in the related Prospectus Supplement. The Trust Fund may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of Certificates has a floating interest rate, or if any of the Mortgage Assets has a floating interest rate, the Trust Fund may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks. The obligations of Lessees under Leases may be guaranteed by the Mortgagor, which guarantees would be collaterally assigned to the Trustee.

CROSS SUPPORT

         If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Certificates evidencing a beneficial ownership interest in other asset groups within the same Trust Fund. The related Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         If specified in the related Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

CROSS-COLLATERALIZATION

         If so specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured not only by the mortgage securing the Mortgaged Property in respect of which the related Mortgage Loan was made, but by a mortgage on some or all of the other Mortgaged Properties in the related Mortgage Pool for such Series of Certificates. Under such circumstances it may be possible, in a situation where foreclosure of a particular Mortgaged Property does not result in sufficient net proceeds to fully repay the related Mortgage Loan, that the balance of such Mortgage Loan may nevertheless be paid as a result of dispositions or refinancings of other Mortgaged Properties in the related Mortgage Pool in subsequent transactions or from cash flows generated by such other Mortgaged Properties in the related Mortgage Pool. To the extent specified in the related Prospectus Supplement, however, it may not be possible to accelerate the payment of other Mortgage Loans that are cross-collateralized with a defaulted Mortgage Loan or to foreclose on the cross- collateralized Mortgage Loans except in connection with a default on such Mortgage Loans that results in the acceleration of their payment.


             CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND LEASES



         The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Mortgage Loans and the Leases. Because many of such legal aspects are governed by applicable state laws (which laws may differ substantially), the following summaries do not purport to be complete, to reflect the laws of any particular state, to reflect all of the laws applicable to a particular Mortgage Loan or Lease or to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.


MORTGAGE LOANS


         General. The Mortgage Loans will be secured by mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. A mortgage creates a lien upon the real property encumbered by the mortgage as security for the obligation evidenced by the note, bond or other evidence of indebtedness, which lien is generally not prior to the lien for unpaid real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state, county or municipal office. The mortgagor delivers to the mortgagee a note, bond or other written evidence of indebtedness and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a security deed or deed to secure debt are governed by applicable law, the express provisions of the mortgage, deed of trust or deed to secure debt and, with respect to some deeds of trust, the directions of the beneficiary.


         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The Seller will make certain representations and warranties in the Agreement with respect to the Mortgage Loans which are secured by an interest in a leasehold estate. See "Description of Certificates--Assignment of the Mortgage Loans" and "--Representations by Sellers; Repurchases."


         The priority of the lien on a mortgaged property created by mortgages and deeds of trust, security deeds and deeds to secure debt depends on their terms and, generally, on the order of filing with a state, county or municipal office, although such priority may in some states be altered by the mortgagee's or beneficiary's knowledge of unrecorded liens, leases or encumbrances against the mortgaged property. However, filing or recording does not establish priority over governmental claims for real estate taxes and assessments or, in some states, for reimbursement of remediation costs of certain environmental conditions. In addition, the Code provides priority to certain tax liens over the lien of the mortgage, deed of trust, security deed or deed to secure debt.


         Foreclosure/Repossession. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. Before such non-judicial sale takes place, typically a notice of sale must be posted in a public place and published during a specific period of time in one or more newspapers, posted on the property, and sent to parties having an interest of record in the property.


         Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. When the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming. A judicial foreclosure may be subject to most of the delays and expenses of other litigation, sometimes requiring up to several years to complete. After the completion of a judicial foreclosure proceeding, if the mortgagee prevails, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. Such sales are made in accordance with procedures which vary from state to state. The purchaser at such sale acquires the estate or interest in real property covered by the mortgage. If the mortgage covered the tenant's interest in a lease and leasehold estate, the purchaser will acquire such tenant's interest subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.



         In a majority of cases, foreclosure of a deed of trust is accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust and/or applicable statutory requirements which authorizes the trustee, generally following a request from the beneficiary/lender, to sell the property at public sale upon any default by the borrower under the terms of the note or deed of trust. A number of states may also require that a lender provide notice of acceleration of a note to the borrower. Notice requirements under a trustee's sale vary from state to state. In some states, prior to the trustee's sale the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of a notice of default and notice of sale and to any successor in interest to the trustor. In addition, the trustee must provide notice in some states to any other person having an interest in the real property, including any junior lienholders, and to certain other persons connected with the deed of trust. In some states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law may limit the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the mortgage is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

         In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated official or by the trustee is often a public sale. However, because of the difficulty a potential buyer at the sale might have in determining the exact status of title to the property subject to the lien of the mortgage or deed of trust and the redemption rights that may exist (see "--Rights of Redemption" below), and because the physical condition and financial performance of the property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the lender disclose to potential bidders at a trustee's sale all known facts materially affecting the value of the property. Such disclosure may have an adverse effect on the trustee's ability to sell the property or the sale price thereof. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company, other decisions that have followed the reasoning of Durrett and the codification of the Durrett reasoning in the federal bankruptcy code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code"). Under the reasoning of Durrett, even a non-collusive, regularly conducted foreclosure sale may be a fraudulent transfer, regardless of the parties' intent, and, therefore, may be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale is held while the debtor is insolvent and not more than one year prior to the filing of the bankruptcy petition (or if applicable state fraudulent conveyance law also allows the avoidance of such a foreclosure sale, the applicable state statute of limitations if the bankruptcy trustee elects to proceed under state fraudulent conveyance law), and (ii) the price paid for the foreclosed property does not represent "fair consideration." In May 1994 the Supreme Court held in BFP v. RTC that in the absence of actual intent to defraud a non-collusive, regularly conducted foreclosure sale cannot be rescinded as a fraudulent transfer under federal bankruptcy law. However, BFP does not address state law, and the impact of BFP on potential buyers' willingness to purchase property at a foreclosure sale can not yet be assessed. Prior to BFP, a common practice was for the lender to purchase the property from the trustee, referee or other designated official for an amount equal to the outstanding principal amount of the indebtedness secured by the mortgage or deed of trust, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the lender equals the full amount of such debt, interest and expenses, the mortgagee's debt will be extinguished. Thereafter, the lender will assume the burdens of ownership, including paying operating expenses and real estate taxes and making repairs, subject to the obligation of tenants under leases. The lender is then obligated as an owner until it can arrange a sale of property to a third party. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining commercial or multifamily properties may be significant and may be greater than the income derived from the property. The costs of management and operation of those mortgaged properties which are hotels, motels, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property.
 Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings and in negotiating management agreements. Furthermore, an increasing number of states require that any environmental hazards be eliminated before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks" below. As a result, a lender could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

         In foreclosure proceedings, some courts have applied general equitable principles, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substitute their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failing to maintain adequately the property or the borrower's executing a second mortgage or deed of trust affecting the property. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

         Under the REMIC provision of the Code and the related Agreement, the Master Servicer or Special Servicer, if any, may be permitted to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. See "Servicing of The Mortgage Loans--Collections and Other Servicing Procedures."


         In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building but who did not purchase shares in the Cooperative when the building was so converted.


         Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Certain states permit a lender to avoid a post-sale redemption by waiving its right to a deficiency judgment. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.



          Anti-Deficiency Legislation. Certain of the Mortgage Loans may be nonrecourse loans as to which, in the event of a default by a Mortgagor, recourse may be had only against the specific Mortgaged Property encumbered to secure the related Mortgage Loan and not against the Mortgagor's other assets. Even if recourse is available pursuant to the terms of the Mortgage Loan against the Mortgagor's assets in addition to the Mortgaged Property, certain states have imposed statutory prohibitions which impose prohibitions against or limitations on such recourse. For example, certain states have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers following a sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids in the judicial sale.

          Due-on-Sale Clauses. Unless otherwise provided in the related Prospectus Supplement, each Mortgage Loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan or contract may be accelerated by the mortgager or secured party. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act, which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default.


         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.


         Prepayment Provisions. Courts generally enforce claims requiring prepayment fees unless enforcement would be unconscionable. However, the laws of certain states may render prepayment fees unenforceable after a mortgage loan has been outstanding for a certain number of years, or may limit the amount of any prepayment fee to a specified percentage of the original principal balance of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan or to a fixed number of months' interest on the prepaid amount. In certain states, prepayment fees payable on default or other involuntary acceleration of a mortgage loan may not be enforceable against the mortgagor. Some state statutory provisions may also treat certain prepayment fees as usurious if in excess of statutory limits. See "--Applicability of Usury Laws" below. Some of the Mortgage Loans included in the Trust Fund for a Series may not require the payment of specified fees as a condition to prepayment or such requirements may have expired resulting in a lower deterrence to prepayment. To the extent some of the Mortgage Loans included in a Trust Fund for a Series impose fees, such fees may not deter mortgagors from prepaying their Mortgage Loans.


         Acceleration on Default. Unless otherwise specified in the related Prospectus Supplement, some of the Mortgage Loans included in the Mortgage Pool for a Series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of any state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.


         Applicability of Usury Laws. State and federal usury laws limit the interest that lenders are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" as "interest," but may exclude payments in the form of "reimbursement of foreclosure expenses" or other charges found to be distinct from "interest." If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or imposes a specified penalty. Under this statutory scheme, the borrower may have the recorded mortgage or deed of trust cancelled upon paying its debt with lawful interest, or the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage and deed of trust without any payment and prohibiting the lender from foreclosing.

         Soldiers' and Sailors' Civil Relief Act. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. Unless otherwise provided in the applicable Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Certificates. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. Some of the Mortgaged Properties relating to Mortgage Loans included in the Mortgage Pool for a Series may be owned by Borrowers who are individuals. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer, or a Special Servicer, if any, to foreclose on an affected Mortgage Loan during the borrower's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

         Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries. To the extent specified in the related Prospectus Supplement, some of the Mortgage Loans included in the Mortgage Pool for a Series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the related Certificateholders), as beneficiary under a junior deed of trust or as mortgagee under a junior mortgage, are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive rents, hazard insurance and condemnation proceeds and to cause the Mortgaged Property securing the Mortgage Loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the Master Servicer or Special Servicer, as applicable, asserts its subordinate interest in a Mortgaged Property in foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, no notice of default is required to be given to the junior mortgagee, unless otherwise required by law.


         The form of the mortgage or deed of trust used by many institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

         The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the mortgagee or beneficiary had actual knowledge of such intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit" amount stated in the recorded mortgage.

         Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under the mortgage or deed of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.


         The form of mortgage or deed of trust used by many institutional lenders typically requires the mortgagor or trustor to obtain the consent of the mortgagee or beneficiary in respect of actions affecting the mortgaged property, including, without limitation, leasing activities (including new leases and termination or modification of existing leases), alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the mortgagee or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee or beneficiary may refuse to consent to matters approved by a junior mortgagee or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior mortgagee or beneficiary may decide not to approve a lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

         Secondary Financing. To the extent specified in the related Prospectus Supplement, some of the Mortgage Loans may not restrict secondary financing, thereby permitting the Mortgagor to use the Mortgaged Property as security for one or more additional loans. Some of the Mortgage Loans may preclude secondary financing (often by permitting the first lender to accelerate the maturity of its loan if the Borrower further encumbers the Mortgage Property) or may require the consent of the senior lender to any junior or substitute financing; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances.

         Where the Mortgagor encumbers the Mortgaged Property with one or more junior liens, the senior lender is subjected to additional risk. First, the Mortgagor may have difficulty servicing and repaying multiple loans. In the case of certain Mortgage Loans, the rent payments under the Leases may be insufficient to service and repay multiple loans. Second, acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan, any junior loan or both loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and even prevent taking of action by the senior lender, including any action to workout the loan. Fourth, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

         Forfeitures In Drug and Rico Proceedings. Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

ALTERNATIVE MORTGAGE INSTRUMENTS

         Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions, and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state- chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provision of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.


LEASES AND RENTS

         To the extent specified in the related Prospectus Supplement, some of the Mortgage Loans included in the Mortgage Pool for a Series may be secured by an assignment of leases and rents, either through a separate document of assignment or as incorporated in the mortgage. Under such assignments, the mortgagor typically assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the lender's interest in rents may depend on whether the mortgagor's assignment was absolute or one granted as security for the loan. Failure to properly perfect the lender's interest in rents may result in the loss of a substantial pool of funds, which could otherwise serve as a source of repayment for the loan. In the event the Mortgagor defaults, the license terminates and the lender may be entitled to collect rents. Some state laws may require that to perfect its interest in rents, the lender must take possession of the property and/or obtain judicial appointment of a receiver before becoming entitled to collect the rents. Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Mortgage Loans--Environmental Risks" below. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. Certain bankruptcy courts have held that a lender's security interest in rents, income and profit generated by a hotel or motel does not include room revenues. Room revenues have been characterized by bankruptcy courts as accounts receivable, entitling the debtor to use the cash without the consent of the Lender. In the event of a mortgagor default, the amount of rent the lender is able to collect from the tenants can significantly affect the value of the lender's security interest.

BANKRUPTCY LAWS


         Numerous statutory provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with and delay the ability of a secured mortgage lender to obtain payment of a loan, to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, often no interest or principal payments are made during the course of the bankruptcy proceeding. The delay and consequences thereof caused by such automatic stay can be significant. For example, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor, including, without limitation, any junior mortgagee or beneficiary, may stay the senior lender from taking action to foreclose such junior lien. To the extent specified in the related Prospectus Supplement, certain of the Mortgaged Properties may have a junior "wraparound" mortgage or deed of trust encumbering such Mortgage Property. In general terms, a "wraparound" mortgage is a junior mortgage where the full amount of the mortgage is increased by an amount equal to the principal balance of the senior mortgage and where the junior lender agrees to pay the senior mortgage out of the payments received from the mortgagor under the "wraparound" mortgage. As with other junior mortgages, the filing of a petition under the Bankruptcy Code by or on behalf of such a "wrap" mortgagee may stay the senior lender from taking action to foreclose upon such junior "wrap" mortgage.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage or deed of trust secured by property of the debtor may be modified under certain circumstances. In a bankruptcy, the outstanding amount of the loan secured by the real property may be reduced to the then current value of the property pursuant to a confirmed plan, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that affected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under the Bankruptcy Code, a bankruptcy court may permit a debtor through its plan of reorganization to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. Other types of significant modifications to the terms of the mortgage may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case. In addition, in certain circumstances, a bankruptcy court may authorize the trustee to obtain credit or incur debt secured by a senior or equal lien on the property of the estate that is subject to a mortgage.


         In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of certain payments made by a Mortgagor under a related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

         Section 365(e) of the Bankruptcy Code provides generally that rights and obligations under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or certain other similar events. To the extent that any of the Leases included in a Trust Fund for a Series constitute executory contracts, the Bankruptcy Code similarly prohibits the exercise of any provision purporting to enable a Trustee to terminate or modify the rights or obligations of the Lessee solely as a result of an event of default based upon any such occurrence. This prohibition on so-called "ipso facto clauses" could limit the ability of the Trustee for a Series of Certificates to exercise certain contractual remedies with respect to the Leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay a Trustee's exercise of such remedies for a related Series of Certificates in the event that a related Lessee or a related Mortgagor becomes the subject of a proceeding under the Bankruptcy Code.


         Moreover, Section 365(a) of the Bankruptcy Code generally provides that a trustee or a debtor-in-possession in a bankruptcy or reorganization case has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering such case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, such rejection generally constitutes a breach of the executory contract or unexpired lease as of immediately before the date of the filing of the petition. As a consequence, the other party or parties to such executory contract or unexpired lease, such as the Mortgagor, as lessor under a Lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. Moreover, under Section 502(b)(6) of the Bankruptcy Code, the claim of a lessor for such damages from the termination of a lease of real property will be limited to the sum of (i) the rent reserved by such lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of such lease, following the earlier of the date of the filing of the petition and the date on which such lender repossessed, or the lessee surrendered, the leased property, and (ii) any unpaid rent due under such lease, without acceleration, on the earlier of such dates.

         Under Section 365(h) of the Bankruptcy Code, if a trustee for a lessor, or a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection, or in the alternative, the lessee may retain its rights under the lease (including rights such as those relating to the amount and timing of payment of rent and other amounts payable by the lessee and any right of use, possession, quiet enjoyment, subletting, assignment or hypothecation for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, the value of any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date but the lessee will not have any other right against the estate. To the extent provided in the related Prospectus Supplement, the Lessee will agree under certain Leases to pay all amounts owing thereunder to the Master Servicer without offset. To the extent that such a contractual obligation remains enforceable against the Lessee, the Lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.


         Under Section 365(f) of the Bankruptcy Code, if a trustee for a lessee or a lessee as debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign such executory contract or unexpired lease, notwithstanding any provision therein or in applicable law that prohibits, restricts or conditions such assignment, provided, among other things, that the trustee or debtor-in-possession provides adequate assurance of future performance by the assignee. In addition, no party to any executory contract or an unexpired lease may terminate or modify any rights or obligations under an executory contract or an unexpired lease at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the executory contract or unexpired lease or in applicable law conditioned upon the assignment of the executory contract or unexpired lease. Thus, an undetermined third party may assume the obligations of the Lessee under a Lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the Lessee.

         A court may determine that the rent paid by a Lessee to the Trustee of a Series of Certificates constitutes property of the bankruptcy estate of a Mortgagor and must instead be paid to the Mortgagor, (but subject to protecting the Trustee's interest in the rent), which could affect the cash flow on such Series of Certificates to such Trustee.

         Under Sections 363(b) and (f) of the Bankruptcy Code, provided that the requirements of such Sections are met, a trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related Mortgage Loan to the contrary, sell the Mortgaged Property free and clear of all liens, which liens would generally then attach to the proceeds of such sale.

         To the extent described in the related Prospectus Supplement, certain of the Mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related Prospectus Supplement, certain limited partnership agreements of the Mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related Mortgage Loan, which may reduce the yield on the related Series of Certificates in the same manner as a principal prepayment.

         In addition, the bankruptcy of the general partner of a Mortgagor that is a partnership may provide the opportunity for a trustee in bankruptcy for such general partner, such general partner as a debtor-in-possession, or a creditor of such general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Mortgagor pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective Mortgaged Property, for example, would become property of the estate of such bankrupt general partner. Not only would the Mortgaged Property be available to satisfy the claims of creditors of such general partner, but an automatic stay would apply to any attempt by the Trustee to exercise remedies with respect to such Mortgaged Property. However, such an occurrence should not affect the Trustee's status as a secured creditor with respect to the Mortgagor or its security interest in the Mortgaged Property.

ENVIRONMENTAL RISKS

         Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those Mortgaged Properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental liabilities may give rise to
(i) a diminution in value of property securing any Mortgage Loan, (ii) limitation on the ability to foreclose against such property or (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related Mortgage Loan or of such Mortgaged Property.

         Under the laws of certain states, the existence of contamination on the property, investigation or cleanup activities by government or others or failure to perform the remediation of any condition or circumstance that (i) may pose an imminent or substantial endangerment to the public health or welfare or the environment, (ii) may result in a release or threatened release of any hazardous material, or (iii) may give rise to any environmental claim or demand (each such condition or circumstance, an "Environmental Condition") may give rise to a lien on the property to ensure the reimbursement of costs incurred or required for remediation of the property. In certain states such lien has priority over the lien of an existing mortgage against such property. The value of a Mortgaged Property as collateral for a Mortgage Loan could therefore be adversely affected by the existence of any such Environmental Condition.


         Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a mortgaged property if such lender or its agents or employees have participated in the management of the operations of the mortgagor, even though the environmental damage or threat was not caused by such lender. Excluded from CERCLA's definition of "owner or operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". The state of the law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, could be imposed on a secured lender such as the Trust Fund with respect to each Series. This exemption for holders of a security interest such as a secured lender is of particular concern in circumstances where the lender acts to protect its security interest in the contaminated facility or property. If a lender's activities, for example, in workout situations encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. When a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), the lender may incur potential CERCLA liability.

         Conflicting judicial interpretations as to the scope of the secured-creditor exemption under CERCLA have opened the possibility that lenders would be held liable for the cost of cleaning up contaminated property that they hold merely as collateral. There is a lack of clear guidance as to the extent to which a lender can be involved in the management of a mortgaged property without incurring liability and also as to whether a lender would forfeit the exemption by exercising their right of management in foreclosure, as foreclosure could be thought to convert their "indicia of ownership" - the security interest - into actual ownership. One court has construed the secured-creditor exemption narrowly, suggesting that the exemption could be lost if the lender's involvement with the management of the facility is broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. This interpretation raises the question of the level of participation in management that would void the exemption, and generated considerable apprehension among secured lenders. A subsequent decision by another court held that a secured lender had no liability absent "some actual management of the facility" on the part of the lender.

         The EPA attempted to provide by rule a standard for judging when a lender's participation in management causes the lender to jeopardize its exemption. The rule protected a secured creditor that acquired title to the collateral property through foreclosure so long as the creditor did not participate in the facility's management prior to foreclosure and undertook diligent efforts to divest itself of the property. This rule was vacated in the decision of KELLEY V. EPA, 15 F.3d 1100 (D.C. Cir. 1994), CERT. DENIED, 115 S.Ct. 900, 130 L.Ed.2d 784 (1995). Pending legislation may reinstate the EPA final rule, but whether and when such legislation would be passed by Congress is uncertain.


         The related Agreement will provide that neither the Master Servicer nor the Special Servicer, if applicable, acting on behalf of the Trust Fund, may acquire title to, or possession of, a Mortgaged Property underlying a Mortgage Loan, take over its operation or take any other action that might subject a given Trust Fund to liability under CERCLA or comparable laws unless such Master Servicer or Special Servicer, as the case may be, has previously determined, based upon an appropriate environmental inquiry conducted by a person who regularly conducts such environmental inquiries, that the Mortgaged Property is either (1) in compliance with applicable environmental laws and that there are no circumstances relating to use, management or disposal of any Hazardous Materials (as defined below) for which investigation, monitoring, containment, clean-up or remediation could be required under applicable environmental laws, or (2) that it would be in the best economic interest of a given Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith or to otherwise address such environmental contamination. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given Trust Fund will become liable for any Environmental Condition affecting a Mortgaged Property, but making it more difficult to realize on the security for the Mortgage Loan. However, there can be no assurance that any environmental assessment obtained by the Master Servicer or Special Servicer, as the case may be, will detect all possible Environmental Conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer or Special Servicer, as the case may be, will in fact insulate a given Trust Fund from liability for Environmental Conditions.


         "Hazardous Materials" are defined under several federal and state statutes, and generally include dangerous toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

         If a lender is or becomes liable for clean-up costs, it may bring an action under federal or certain state laws for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to, or is legally responsible for, the Environmental Condition, but such persons or entities may be bankrupt or otherwise judgment proof. Furthermore, such action against the Mortgagor may be adversely affected if and to the extent the Mortgage Loan contains limitations on recourse. Similarly, in some states anti-deficiency legislation and other statutes requiring the lender to exhaust its security before bringing a personal action against the borrower-trustor (see "--Anti-Deficiency Legislation" above) may curtail the lender's ability to recover from its borrower the environmental clean-up and other related costs and liabilities incurred by the lender. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the Prospectus Supplement and Agreement for the related Series.


         Unless otherwise specified in the related Prospectus Supplement, the Depositor generally will not have determined whether environmental assessments have been conducted with respect to the Mortgaged Properties relating to the Mortgage Loans included in the Mortgage Pool for a Series, and it is likely that any environmental assessments which would have been conducted with respect to any of the Mortgaged Properties would have been conducted at the time of the origination of the related Mortgage Loans and not thereafter. If specified in the related Prospectus Supplement, the Depositor or the Seller will represent and warrant that, as of the date of initial issuance of the Certificates of a Series or as of another specified date, no related Mortgaged Property is affected by a Disqualifying Condition (as defined below). In the event that, following a default in payment on a Mortgage Loan that continues for 60 days,
(i) the environmental inquiry conducted by the Master Servicer or Special Servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the Certificates of a Series and (ii) each of the Master Servicer and the Special Servicer certify that it has acted in compliance with the servicing standard set forth in the related Agreement and has not, by any action, created, caused or contributed to a Disqualifying Condition, the Depositor or the Seller, at its option, will either cure such Disqualifying Condition or repurchase the affected Mortgage Loan. No such person will however, be responsible for any Disqualifying Condition which may arise on a Mortgaged Property after the date of initial issuance of the Certificates of the related Series, whether due to actions of the Mortgagor, the Master Servicer, the Special Servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the Certificates of a Series.

         A "Disqualifying Condition" is defined generally as a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a Mortgaged Property, such that the Mortgage Loan secured by the affected Mortgaged Property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the Certificates of such Series, including a condition that would constitute a material violation of applicable federal, state or local law in effect as of the date of initial issuance of the Certificates of such Series.

CERTAIN LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

         The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan. Mortgages on Mortgaged Properties which are owned by the Mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk in that hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator, and the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the Mortgagor as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Mortgagor is subject.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES


         The following is a general discussion of certain of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereby. The discussion, and the opinions referred to below, are based on laws, regulations, rulings and decisions now in effect (or, in the case of certain regulations, proposed), all of which are subject to change, possibly retroactively, or possibly differing interpretations. The discussion below does not purport to deal with federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), the terms "Certificateholder" and "holder" mean the beneficial owner of a Certificate.


REMIC ELECTIONS


         Under the Internal Revenue Code of 1986, as amended (the "Code"), an election may be made with respect to each Trust Fund related to a series of Certificates to treat such Trust Fund or certain assets of such Trust Fund as a "real estate mortgage investment conduit" ("REMIC"). The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election will be made with respect to the related Trust Fund. To the extent provided in the Prospectus Supplement for a series, Certificateholders may also have the benefit of a Reserve Account and of certain agreements (each, a "Yield Supplement Agreement") under which payment will be made from the Reserve Account in the event that interest accrued on the Mortgage Loans at their Mortgage Rates is insufficient to pay interest on the Certificates of such Series (a "Basis Risk Shortfall"). If a REMIC election is to be made, the Prospectus Supplement will designate the Certificates of such series as "regular interests" ("REMIC Regular Certificates") in the REMIC (within the meaning of Section 860G(a)(1) of the
Code) or as the "residual interest" ("REMIC Residual Certificates") in the REMIC (within the meaning of Section 860G(a)(2) of the Code). The terms "REMIC Certificates" and "Non-REMIC Certificates" denote, respectively, Certificates of a series with respect to which a REMIC election will, or will not, be made. The discussion below is divided into two parts, the first part applying only to REMIC Certificates and the second part applying only to Non-REMIC Certificates.


REMIC CERTIFICATES

         With respect to each series of REMIC Certificates, the Trustee will agree in the Agreement to elect to treat the related Trust Fund or certain assets of such Trust Fund as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each series of REMIC Certificates, Stroock & Stroock & Lavan, counsel to the Depositor, will deliver its opinion generally to the effect that, with respect to each series of REMIC Certificates for which a REMIC election is to be made, under then existing law and assuming a proper and timely REMIC election and ongoing compliance with the provisions of the Agreement and applicable provisions of the Code and applicable Treasury regulations, the related Trust Fund or certain assets of such Trust Fund will be a REMIC and the REMIC Certificates will be considered to evidence ownership of "regular interests" or "residual interests" within the meaning of the REMIC provisions of the Code.


         To the extent provided in the Prospectus Supplement for a series, Holders of REMIC Regular Certificates who are entitled to payments from the Reserve Account in the event of a Basis Risk Shortfall will be required to allocate their purchase price between their beneficial ownership interests in the related REMIC regular interests and Yield Supplement Agreements, and will be required to report their income realized with respect to each, calculated taking into account such allocation. In general, such allocation would be based on the respective fair market values of the REMIC regular interests and the related Yield Supplement Agreements on the date of purchase of the related Certificate. However, a portion of the purchase price of a REMIC Regular Certificate should be allocated to accrued but unpaid interest. No representation is or will be made as to the fair market value of the Yield Supplement Agreements or the relative values of the REMIC regular interests and the Yield Supplement Agreements, upon initial issuance of the related REMIC Regular Certificates or at any time thereafter. REMIC Regular Certificateholders are advised to consult their own tax advisors concerning the determination of such fair market values. Under the Agreement, holders of applicable classes of REMIC Regular Certificates will agree that, for federal income tax purposes, they will be treated as owners of the respective class of regular interests and of the corresponding Yield Supplement Agreement.

         Status of REMIC Certificates as Real Property Loans. The REMIC Certificates will be "qualifying real property loans" within the meaning of
Section 593(d) of the Code, "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") to the extent that the REMIC's assets are qualifying assets, but not to the extent that the REMIC's assets consist of Yield Supplement Agreements. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the REMIC Certificates will be qualifying assets. Similarly, income on the REMIC Certificates will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. In addition to Mortgage Loans, the REMIC's assets will include payments on Mortgage Loans held pending distribution to holders of REMIC Certificates, amounts in Reserve Accounts (if any), other Credit Enhancements (if any) and possibly buydown funds. Except to the extent provided in the Prospectus Supplement the Mortgage Loans generally will be qualifying assets under Section 593(d) and Section 856(c)(5) of the Code and the Mortgage Loans other than Commercial Mortgage Loans generally will be qualifying assets under
Section 7701(a)(19)(C) of the Code. The regulations under Sections 860A through 860G of the Code (the "REMIC Regulations") treat Credit Enhancements as part of the mortgage or pool of mortgages to which they relate, and therefore Credit Enhancements generally should be qualifying assets. Regulations issued in conjunction with the REMIC Regulations provide that amounts paid on Mortgage Loans and held pending distribution to holders of Certificates ("cash flow investments") will be treated as qualifying assets. It is unclear whether amounts in Reserve Accounts or buydown funds would also constitute qualifying assets under any of those provisions. The Prospectus Supplement for each series will indicate (if applicable) that it has buydown funds.


TIERED REMIC STRUCTURES

         For certain series of Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of Certificates, Stroock & Stroock & Lavan will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement and applicable provisions of the Code and applicable Treasury regulations, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of "regular interests" or "residual interests" in the related REMIC within the meaning of the REMIC provisions of the Code.


         Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and assets described in Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.


REMIC REGULAR CERTIFICATES

         Current Income on REMIC Regular Certificates--General. Except as otherwise indicated herein, the REMIC Regular Certificates will be treated for federal income tax purposes (but not necessarily for accounting or other purposes) as debt instruments that are issued by the REMIC on the date of issuance of the REMIC Regular Certificates and not as ownership interests in the REMIC or the REMIC's assets. Holders of REMIC Regular Certificates who would otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.


          Payments of interest on REMIC Regular Certificates may be based on a fixed rate, a variable rate as permitted by the REMIC Regulations, or may consist of a specified portion of the interest payments on qualified mortgages where such portion does not vary during the period the REMIC Regular Certificate is outstanding. The definition of a variable rate for purposes of the REMIC Regulations is based on the definition of a qualified floating rate for purposes of the rules governing original issue discount set forth in sections 1271 through 1275 of the Code and the regulations thereunder (the "OID Regulations") with certain modifications and permissible variations. See "REMIC Regular Certificates--Current Income on REMIC Regular Certificates--Original Issue Discount--Variable Rate REMIC Regular Certificates," below, for a discussion of the definition of a qualified floating rate for purposes of the OID Regulations. In contrast to the OID Regulations, for purposes of the REMIC Regulations, a qualified floating rate does not include any multiple of a qualified floating rate (also excluding multiples of qualified floating rates that themselves would constitute qualified floating rates under the OID Regulations), and the characterization of a variable rate that is subject to a cap, floor or similar restriction as a qualified floating rate for purposes of the REMIC Regulations will not depend upon the OID Regulations relating to caps, floors, and similar restrictions. See "REMIC Regular Certificates--Current Income on REMIC Regular Certificates--Original Issue Discount--Variable Rate REMIC Regular Certificates," below, for a discussion of the OID Regulations relating to caps, floors and similar restrictions. A qualified floating rate, as defined above for purposes of the REMIC Regulations (a "REMIC qualified floating rate"), qualifies as a variable rate for purposes of the REMIC Regulations if such REMIC qualified floating rate is set at a "current rate" as defined in the OID Regulations. In addition, a rate equal to the highest, lowest or an average of two or more REMIC qualified floating rates qualifies as a variable rate for REMIC purposes. A REMIC Regular Certificate may also have a variable rate based on a weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC where each qualified mortgage taken into account has a fixed rate or a variable rate that is permissible under the REMIC Regulations. Further, a REMIC Regular Certificate may have a rate that is the product of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier, is a constant number of basis points more or less than a REMIC qualified floating rate or a weighted average rate, or is the product, plus or minus a constant number of basis points, of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier. An otherwise permissible variable rate for a REMIC Regular Certificate, described above, will not lose its character as such because it is subject to a floor or a cap, including a "funds available cap" as that term is defined in the REMIC Regulations. Lastly, a REMIC Regular Certificate will be considered as having a permissible variable rate if it has a fixed or otherwise permissible variable rate during one or more payment or accrual periods and different fixed or otherwise permissible variable rates during other payment or accrual periods.

         Original Issue Discount. REMIC Regular Certificates of certain series may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Holders of REMIC Regular Certificates issued with original issue discount generally must include original issue discount in gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income, under a method that takes account of the compounding of interest. The Code requires that information with respect to the original issue discount accruing on any REMIC Regular Certificate be reported periodically to the Internal Revenue Service and to certain categories of holders of such REMIC Regular Certificates.

         Each Trust Fund will report original issue discount, if any, to the holders of REMIC Regular Certificates based on the OID Regulations. Proposed OID Regulations concerning contingent payments have not been finalized.


         These rules provide that, in the case of a debt instrument such as a REMIC Regular Certificate, (i) the amount and rate of accrual of original issue discount will be calculated based on a reasonable assumed prepayment rate (the "Prepayment Assumption"), and (ii) adjustments will be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the Prepayment Assumption. The method for determining the appropriate assumed prepayment rate will eventually be set forth in Treasury regulations, but those regulations have not yet been issued. The applicable legislative history indicates, however, that such regulations will provide that the assumed prepayment rate for securities such as the REMIC Regular Certificates will be the rate used in pricing the initial offering of the securities. The Prospectus Supplement for each series of REMIC Regular Certificates will specify the Prepayment Assumption, but no representation is made that the REMIC Regular Certificates will, in fact, prepay at a rate based on the Prepayment Assumption or at any other rate.

         In general, a REMIC Regular Certificate will be considered to be issued with original issue discount if its stated redemption price at maturity exceeds its issue price. Except as discussed below under "Payment Lag REMIC Regular Certificates; Initial Period Considerations" and "Qualified Stated Interest," and in the case of certain Variable Rate REMIC Regular Certificates (as defined below) and accrual certificates, the stated redemption price at maturity of a REMIC Regular Certificate is its principal amount. Under the REMIC Regulations, the issue price of a REMIC Regular Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the class of REMIC Regular Certificates was sold. The issue price will be reduced if any portion of such price is allocable to a related Yield Supplement Agreement. Notwithstanding the general definition of original issue discount, such discount will be considered to be zero for any REMIC Regular Certificate on which such discount is less than 0.25% of its stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a REMIC Regular Certificate apparently is computed for purposes of this de minimis rule as the sum, for all distributions included in the stated redemption price at maturity of the REMIC Regular Certificate, of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Closing Date to the date on which each such distribution is expected to be made, determined under the Prepayment Assumption, by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the REMIC Regular Certificate's stated redemption price at maturity. The OID Regulations provide that holders will include any de minimis original issue discount ratably as payments of stated principal are made on the REMIC Regular Certificates.

         The holder of a REMIC Regular Certificate issued with original issue discount must include in gross income the sum of the "daily portions" of such original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount are determined first by calculating the portion of the original issue discount that accrued during each period (an "accrual period") that begins on the day following a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the next succeeding Distribution Date.
 The original issue discount accruing during each accrual period is then allocated ratably to each day during such period to determine the daily portion of original issue discount for that day.

         The portion of the original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on the REMIC Regular Certificate during the accrual period that are included in such REMIC Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that the REMIC Regular Certificates will be prepaid in future periods at a rate computed in accordance with the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the REMIC Regular Certificates. For these purposes, the original yield to maturity of the REMIC Regular Certificates will be calculated based on their issue price and assuming that the REMIC Regular Certificates will be prepaid in accordance with the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such REMIC Regular Certificate, increased by the portion of the original issue discount that has accrued during prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods that were included in such REMIC Regular Certificate's stated redemption price at maturity.

         The daily portions of original issue discount may increase or decrease depending on the extent to which the actual rate of prepayments diverges from the Prepayment Assumption. If original issue discount accruing during any accrual period computed as described above is negative, it is likely that a holder will be entitled to offset such amount only against positive original issue discount accruing on such REMIC Regular Certificate in future accrual periods. Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which such holder is entitled. It is unclear whether the Prepayment Assumption is taken into account for this purpose.

         A subsequent holder that purchases a REMIC Regular Certificate issued with original issue discount at a cost less than its remaining stated redemption price at maturity will also generally be required to include in gross income, for each day on which it holds such REMIC Regular Certificate, the daily portions of original issue discount with respect to the REMIC Regular Certificate, calculated as described above. However, if (i) the excess of the remaining stated redemption price at maturity over such cost is less than (ii) the aggregate amount of such daily portions for all days after the date of purchase until final retirement of such REMIC Regular Certificate, then such daily portions will be reduced proportionately in determining the income of such holder.


         Qualified Stated Interest. Interest payable on a REMIC Regular Certificate which qualifies as "qualified stated interest" for purposes of the OID Regulations will not be includable in stated redemption price at maturity of the REMIC Regular Certificate. Interest payments will not qualify as qualified stated interest unless the interest payments are "unconditionally payable." The OID Regulations state that interest is unconditionally payable if late payment of interest (other than late payment that occurs within a reasonable grace period) or nonpayment of interest is expected to be penalized or reasonable remedies exist to compel payment. The meaning of "penalized" under the OID Regulations is unclear. The Internal Revenue Service has taken the position that a penalty must inure directly to the benefit of the debt instrument holder and must be large enough to ensure that, at the time the debt instruments are issued, it is reasonably certain that, absent insolvency, the issuer will make interest payments when due. In a Revenue Ruling, the Internal Revenue Service concluded that the accrual of interest on past-due interest payments at a penalty rate that is two percentage points above the stated yield of a debt instrument is not a sufficient penalty, but the accrual of interest on past-due interest payments at a penalty rate that is twelve percentage points above the stated yield of the debt instrument might be a sufficient penalty, depending on the facts and circumstances. Therefore, interest payments on REMIC Regular Certificates which do not have reasonable remedies to compel timely payment of interest may not be qualified stated interest, and such REMIC Regular Certificates may have original issue discount.


         Premium. A purchaser of a REMIC Regular Certificate that purchases such REMIC Regular Certificate at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such REMIC Regular Certificate at a premium, and may, under Section 171 of the Code, elect to amortize such premium under a constant yield method over the life of the REMIC Regular Certificate. The Prepayment Assumption is probably taken into account in determining the life of the REMIC Regular Certificate for this purpose. Except as provided in regulations, amortizable premium will be treated as an offset to interest income on the REMIC Regular Certificate.

         Payment Lag REMIC Regular Certificates; Initial Period Considerations. Certain REMIC Regular Certificates will provide for distributions of interest based on a period that is the same length as the interval between Distribution Dates but ends prior to each Distribution Date. Any interest that accrues prior to the Closing Date may be treated under the OID Regulations either (i) as part of the issue price and the stated redemption price at maturity of the REMIC Regular Certificates or (ii) as not included in the issue price or the stated redemption price. The OID Regulations would provide a special application of the de minimis rule for debt instruments with long first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is de minimis, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

         Variable Rate REMIC Regular Certificates. Under the OID Regulations, REMIC Regular Certificates paying interest at a variable rate (a "Variable Rate REMIC Regular Certificate") are subject to special rules. A Variable Rate REMIC Regular Certificate will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate REMIC Regular Certificate by more than a specified de minimis amount and (ii) it provides for stated interest, paid or compounded at least annually, at (a) one or more qualified floating rates, (b) a single fixed rate and one or more qualified floating rates, (c) a single objective rate or (d) a single fixed rate and a single objective rate that is a qualified inverse floating rate.


         A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate REMIC Regular Certificate is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than zero but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than zero but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate REMIC Regular Certificate will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate REMIC Regular Certificate's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate, but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate under the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate REMIC Regular Certificate or the restriction is not reasonably expected as of the issue date to significantly affect the yield of the Variable Rate REMIC Regular Certificate.

         An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon (i) one or more qualified floating rates, (ii) one or more rates where each rate would be a qualified floating rate for a debt instrument denominated in a currency other than the currency in which the Variable Rate REMIC Regular Certificate is denominated, (iii) either the yield or changes in the price of one or more items of actively traded personal property or (iv) a combination of rates described in (i), (ii) and (iii). The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the Internal Revenue Service in the future. Despite the foregoing, a variable rate of interest on a Variable Rate REMIC Regular Certificate will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate REMIC Regular Certificate's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate REMIC Regular Certificate's term. An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds. The OID Regulations also provide that if a Variable Rate REMIC Regular Certificate provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate REMIC Regular Certificate's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate REMIC Regular Certificate's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.


         For Variable Rate REMIC Regular Certificates that qualify as a "variable rate debt instrument" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate REMIC Regular Certificate"), original issue discount is computed as described in "REMIC Regular Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount" based on the following: (i) stated interest on the Single Variable Rate REMIC Regular Certificate which is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually will constitute qualified stated interest and (ii) by assuming that the variable rate on the Single Variable Rate REMIC Certificate is a fixed rate equal to: (a) in the case of a Single Variable Rate REMIC Regular Certificate with a qualified floating rate or a qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate REMIC Regular Certificate with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Rate REMIC Regular Certificate.

         In general, any Variable Rate REMIC Regular Certificate other than a Single Variable Rate REMIC Regular Certificate (a "Multiple Variable Rate REMIC Regular Certificate") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the Multiple Variable Rate REMIC Regular Certificate. The OID Regulations generally require that such a Multiple Variable Rate REMIC Regular Certificate be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate REMIC Regular Certificate with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate REMIC Regular Certificate's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate REMIC Regular Certificate is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate REMIC Regular Certificate. (A Multiple Variable Rate REMIC Regular Certificate may not bear more than one objective rate.) In the case of a Multiple Variable Rate REMIC Regular Certificate that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate REMIC Regular Certificate provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate REMIC Regular Certificate as of the Multiple Variable Rate REMIC Regular Certificate's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate REMIC Regular Certificate is then converted into an "equivalent" fixed rate debt instrument in the manner described above.


         Once the Multiple Variable Rate REMIC Regular Certificate is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of original issue discount and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the original issue discount rules to the "equivalent" fixed rate debt instrument in the manner described in "REMIC Regular Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount". A holder of the Multiple Variable Rate REMIC Regular Certificate will account for such original issue discount and qualified stated interest as if the holder held the "equivalent" fixed rate debt instrument. In each accrual period, appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the Multiple Variable Rate REMIC Regular Certificate during the accrual period.

         The OID Regulations do not clearly address the treatment of a Variable Rate REMIC Regular Certificate that is based on a weighted average of the interest rates on underlying qualified mortgages. Under the OID Regulations, interest payments on such a Variable Rate REMIC Regular Certificate may be characterized as qualified stated interest which is includable in income in a manner similar to that described in the previous paragraph. However, it is also possible that interest payments on such a Variable Rate REMIC Regular Certificate would be treated as contingent interest (possibly includable in income when the payments become fixed) or in some other manner.


         If a Variable Rate REMIC Regular Certificate does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable Rate REMIC Regular Certificate would be treated as a contingent payment debt obligation. It is not clear under current law how a Variable Rate REMIC Regular Certificate would be taxed if such REMIC Regular Certificate were treated as a contingent payment debt obligation.

         Interest-Only REMIC Regular Certificates. The Trust Fund intends to report income from interest-only classes of REMIC Regular Certificates to the Internal Revenue Service and to holders of interest-only REMIC Regular Certificates based on the assumption that the stated redemption price at maturity is equal to the sum of all payments determined under the Prepayment Assumption. As a result, such interest-only REMIC Regular Certificates will be treated as having original issue discount.


         Market Discount. A holder that acquires a REMIC Regular Certificate at a market discount (that is, a discount that exceeds any unaccrued original issue discount) will recognize gain upon receipt of a principal distribution, regardless of whether the distribution is scheduled or a prepayment. In particular, the holder of a REMIC Regular Certificate will be required to allocate that principal distribution first to the portion of the market discount on such REMIC Regular Certificate that has accrued but has not previously been includable in income, and will recognize ordinary income to that extent. In general terms, unless Treasury regulations when issued provide otherwise, market discount on a REMIC Regular Certificate may be treated, at the holder's election, as accruing either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of original issue discount (or, if there is no original issue discount, in proportion to stated interest at the Pass-Through Rate).


         In addition, a holder may be required to defer deductions for a portion of the holder's interest expense on any debt incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. The deferred portion of any interest deduction would not exceed the portion of the market discount on the REMIC Regular Certificate that accrues during the taxable year in which such interest would otherwise be deductible and, in general, would be deductible when such market discount is included in income upon receipt of a principal distribution on, or sale of, the REMIC Regular Certificate. The Code requires that information necessary to compute accruals of market discount be reported periodically to the Internal Revenue Service and to certain categories of holders of REMIC Regular Certificates.

          Notwithstanding the above rules, market discount on a REMIC Regular Certificate will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such REMIC Regular Certificate multiplied by its weighted average remaining life. Weighted average remaining life presumably is calculated in a manner similar to weighted average life (described above under "Current Income on REMIC Regular Certificates-Original Issue Discount"), taking into account distributions (including prepayments) prior to the date of acquisition of such REMIC Regular Certificate by the subsequent purchaser. If market discount on a REMIC Regular Certificate is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on the REMIC Regular Certificate in proportion to the amounts of such principal distributions, and when each such distribution is made, gain equal to the discount, if any, allocated to the distribution will be recognized.


         Election to Treat All Interest Under the Constant Yield Rules. Under the OID Regulations all holders may elect to include in gross income all interest that accrues on a debt instrument issued after April 4, 1994 by using the constant yield method. For purposes of this election, interest includes stated interest, original issue discount, and market discount, as adjusted to account for any premium. Holders of REMIC Regular Certificates should consult their own tax advisors regarding the availability or advisability of such an election.


         Single-Class REMICs. In the case of "single-class REMICs," certain expenses of the REMIC will be allocated to the holders of the REMIC Regular Certificates. The deductibility of such expenses may be subject to certain limitations. See "Deductibility of Trust Fund Expenses" below.

         Sales of REMIC Regular Certificates. If a REMIC Regular Certificate is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Regular Certificate. A holder's adjusted basis in a REMIC Regular Certificate generally equals the cost of the REMIC Regular Certificate to the holder, increased by income reported by the holder with respect to the REMIC Regular Certificate and reduced (but not below zero) by distributions on the REMIC Regular Certificate received by the holder and by amortized premium. Except as indicated in the next two paragraphs, any such gain or loss generally will be capital gain or loss provided the REMIC Regular Certificate is held as a capital asset.


         Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of "the applicable Federal rate" (generally, an average of current yields on Treasury securities), determined as of the date of purchase of the REMIC Regular Certificate, over
(ii) the amount actually includable in the seller's income. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular Certificate at a market discount would be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period the REMIC Regular Certificate was held by such seller, reduced by any market discount includable in income under the rules described above under "Current Income on REMIC Regular Certificates--Market Discount."


         REMIC Regular Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from a sale of a REMIC Regular Certificate by a bank or other financial institution to which such section applies would be ordinary income or loss.

         Termination.  The REMIC will terminate, if not earlier,

shortly following the REMIC's receipt of the final payment in respect of the Mortgage Loans. The last distribution on a REMIC Regular Certificate will be treated as a payment in full retirement of a debt instrument.

TAX TREATMENT OF YIELD SUPPLEMENT AGREEMENTS


         Whether a holder of a REMIC Regular Certificate of a Series will have a separate contractual right to payments under a Yield Supplement Agreement, and the tax treatment of such payments, if any, will be addressed in the related Prospectus Supplement.


REMIC RESIDUAL CERTIFICATES

         Because the REMIC Residual Certificates will be treated as "residual interests" in the REMIC, each holder of a REMIC Residual Certificate will be required to take into account its daily portion of the taxable income or net loss of the REMIC for each day during the calendar year on which it holds its REMIC Residual Certificate. The daily portion is determined by allocating to each day in a calendar quarter a ratable portion of the taxable income or net loss of the REMIC for that quarter and allocating such daily amounts among the holders on such day in proportion to their holdings. All income or loss of the REMIC taken into account by a REMIC Residual Certificateholder must be treated as ordinary income or loss as the case may be. Income from residual interests is "portfolio income" which cannot be offset by "passive activity losses" in the hands of individuals or other persons subject to the passive loss rules. The Code also provides that all residual interests must be issued on the REMIC's startup day and designated as such. For this purpose, "startup day" means the day on which the REMIC issues all of its regular and residual interests, and under the REMIC Regulations may, in the case of a REMIC to which property is contributed over a period of up to ten consecutive days, be any day designated by the REMIC within such period.

         The taxable income of the REMIC, for purposes of determining the amounts taken into account by holders of REMIC Residual Certificates, is determined in the same manner as in the case of an individual, with certain exceptions. The accrual method of accounting must be used and the taxable year of the REMIC must be the calendar year. The basis of property contributed to the REMIC in exchange for regular or residual interests is its fair market value immediately after the transfer. The REMIC Regulations determine the fair market value of the contributed property by deeming it equal to the aggregate issue prices of all regular and residual interests in the REMIC.

         A REMIC Regular Certificate will be considered indebtedness of the REMIC. Market discount on any of the Mortgage Loans held by the REMIC must be included in the income of the REMIC as it accrues, rather than being included in income only upon sale of the Mortgage Loans or as principal on the Mortgage Loans is paid. The REMIC is not entitled to any personal exemptions or to deductions for taxes paid to foreign countries and U.S. possessions, charitable contributions or net operating losses, or to certain other deductions to which individuals are generally entitled. Income or loss in connection with a "prohibited transaction" is disregarded. See "Prohibited Transactions."

         As previously discussed, the timing of recognition of negative original issue discount, if any, on a REMIC Regular Certificate is uncertain. As a result, the timing of recognition of the related REMIC taxable income is also uncertain. Although not entirely free from doubt, the related REMIC taxable income may be recognized when the adjusted issue price of such REMIC Regular Certificate would exceed the maximum amount of future payments with respect to such REMIC Regular Certificate. It is unclear whether the Prepayment Assumption is taken into account for this purpose.

         A REMIC Residual Certificate has a tax basis in its holder's hands that is distinct from the REMIC's basis in its assets. The tax basis of a REMIC Residual Certificate in its holder's hands will be its cost (i.e., the purchase price of the REMIC Residual Certificate), and will be reduced (but not below zero) by the holder's share of cash distributions and losses and increased by its share of taxable income from the REMIC.

         If, in any year, cash distributions to a holder of a REMIC Residual Certificate exceed its share of the REMIC's taxable income, the excess will constitute a return of capital to the extent of the holder's basis in its REMIC Residual Certificate. A return of capital is not treated as income for federal income tax purposes, but will reduce the tax basis of the holder in its REMIC Residual Certificate (but not below zero). If a REMIC Residual Certificate's basis is reduced to zero, any cash distributions with respect to that REMIC Residual Certificate in any taxable year in excess of its share of the REMIC's income would be taxable to the holder as gain on the sale or exchange of its interest in the REMIC.

         The losses of the REMIC taken into account by a holder of a REMIC Residual Certificate in any quarter may not exceed the holder's basis in its REMIC Residual Certificate. Any excess losses may be carried forward indefinitely to future quarters subject to the same limitation.

         There is no REMIC counterpart to the partnership election under Code
Section 754 to increase or decrease the partnership's basis in its assets by reference to the adjusted basis to subsequent partners of their partnership interest. Consequently, a subsequent purchaser of a REMIC Residual Certificate at a premium will not be able to use the premium to reduce his share of the REMIC's taxable income.

         Mismatching of Income and Deductions; Excess Inclusions. The taxable income recognized by the holder of a REMIC Residual Certificate in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and discount income (or deductions for amortization of premium) with respect to Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the REMIC Regular Certificates, on the other. In the case of multiple classes of REMIC Regular Certificates issued at different yields, and having different weighted average lives, taxable income recognized by the holders of REMIC Residual Certificates may be greater than cash flow in earlier years of the REMIC (with a corresponding taxable loss or less taxable income than cash flow in later years). This may result from the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Certificates, will increase over time as the shorter term, lower yielding classes of REMIC Regular Certificates are paid, whereas interest income from the Mortgage Loans may not increase over time as a percentage of the outstanding principal amount of the Mortgage Loans.

         In the case of Tiered REMICs, the OID Regulations provide that the regular interests in the REMIC which directly owns the Mortgage Loans (the "Lower Tier REMIC") will be treated as a single debt instrument for purposes of the original issue discount provisions. Therefore, the Trust Fund will calculate the taxable income of Tiered REMICs by treating the Lower Tier REMIC regular interests as a single debt instrument.

         Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to certain special rules. The excess inclusions with respect to a REMIC Residual Certificate are equal to the excess, if any, of its share of REMIC taxable income for the quarterly period over the sum of the daily accruals for such quarterly period. The daily accrual for any day on which the REMIC Residual Certificate is held is determined by allocating to each day in a quarter its allocable share of the product of (A) 120% of the long-term applicable Federal rate (for quarterly compounding) that would have applied to the REMIC Residual Certificates (if they were debt instruments) on the closing date under Code Section 1274(d)(1) and (B) the adjusted issue price of such REMIC Residual Certificates at the beginning of a quarterly period. For this purpose, the adjusted issue price of such REMIC Residual Certificate at the beginning of a quarterly period is the issue price of such Certificate plus the amount of the daily accruals of REMIC taxable income for all prior quarters, decreased by any distributions made with respect to such Certificates prior to the beginning of such quarterly period.

         The excess inclusions of a REMIC Residual Certificate may not be offset by other deductions, including net operating loss carryforwards, on a holder's return. An exception exists for organizations to which Code Section 593 applies (generally, certain thrift institutions); however, the Code grants the Treasury Department authority to issue regulations providing that this exception will not apply to the extent necessary or appropriate to prevent avoidance of tax. The REMIC Regulations provide that the exception for thrifts applies only if a REMIC Residual Certificate has "significant value." For this purpose, a REMIC Residual Certificate has significant value if (i) the aggregate issue price of the residual interest in the REMIC equals at least two percent of the total issue prices of all interests in the REMIC, and (ii) the REMIC Residual Certificate has an anticipated weighted average life at least equal to 20 percent of the anticipated weighted average life of the REMIC. The anticipated weighted average life of the REMIC is the weighted average of the anticipated weighted average lives of all classes of interests in the REMIC. This weighted average is determined under a formula provided in the REMIC Regulations, applied by treating all payments taken into account in computing the anticipated weighted average lives of the regular and residual interests in the REMIC as principal payments on a single regular interest.


         Legislation has been introduced with respect to the relationship between excess inclusions and the alternative minimum tax. This legislation provides that (i) the alternative minimum taxable income of a taxpayer is based on the taxpayer's regular taxable income computed without regard to the rule that taxable income cannot be less than the amount of excess inclusions, (ii) the alternative minimum taxable income of a taxpayer for a taxable year cannot be less than the amount of excess inclusions for that year, and (iii) the amount of any alternative minimum tax net operating loss is computed without regard to any excess inclusions. No prediction can be made whether such legislation or similar legislation will be enacted.


         The rule permitting thrift institutions to offset excess inclusions with their net operating losses generally applies only when the thrift institution itself (rather than an affiliate of the thrift) holds the residual interest. However, excess inclusions of a "qualified subsidiary" of a thrift institution (defined generally as a subsidiary organized and operated exclusively in connection with the organization and operation of one or more REMICs) may be offset by net operating losses of its parent thrift as if the parent thrift held the residual interest directly.


         If the holder of a REMIC Residual Certificate is an organization subject to the tax on unrelated business income imposed by Code Section 511, the excess inclusions will be treated as unrelated business taxable income of such holder for purposes of Code Section 511. In addition, the Code provides that under Treasury regulations, if a real estate investment trust ("REIT") owns a REMIC Residual Certificate, to the extent excess inclusions of the REIT exceed its real estate investment trust taxable income (excluding net capital gains), the excess inclusions would be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Excess inclusions derived by regulated investment companies ("RICs"), common trust funds, and subchapter T cooperatives must be allocated to the shareholders of such entities using rules similar to those applicable to REITs. The Internal Revenue Service has not yet adopted or proposed such regulations as to REITs, RICs, or similar entities. A life insurance company cannot adjust its reserve with respect to variable contracts to the extent of any excess inclusion, except as provided in regulations.


         The Internal Revenue Service has authority to promulgate regulations providing that if the aggregate value of the REMIC Residual Certificates is not considered to be "significant," then the entire share of REMIC taxable income of a holder of a REMIC Residual Certificate (including a holder which is a thrift institution) may be treated as excess inclusions subject to the foregoing limitations. This authority has not been exercised to date.


         The REMIC is subject to tax at a rate of 100 percent on any net income it derived from "prohibited transactions." In general, "prohibited transaction" means the disposition of a qualified mortgage other than pursuant to specified exceptions, the receipt of income as compensation for services, the receipt of income from a source other than a qualified mortgage or certain other permitted investments, or gain from the disposition of an asset representing a temporary investment of payments on qualified mortgages pending distribution on the REMIC Certificates. In addition, a tax is imposed on the REMIC equal to 100 percent of the value of certain property contributed to the REMIC after its "startup day." No REMIC in which interests are offered hereunder will accept contributions that would be subject to such tax. This provision will not affect the REMIC's ability in accordance with the Agreement to accept substitute Mortgage Loans or to sell defective Mortgage Loans. A REMIC is subject to a tax (deductible from its income) on any "net income from foreclosure property" (determined in accordance with Section 857(b)(4)(B) of the Code as if the REMIC were a REIT).

         Any tax described in the preceding paragraph that may be imposed on the Trust Fund initially would be borne by the holders of the REMIC Residual Certificates in the related REMIC rather than by the holders of the REMIC Regular Certificates, unless otherwise specified in the Prospectus Supplement.

         Dealers' Ability to Mark to Market REMIC Residual Certificates. Temporary regulations provide that "negative-value" REMIC Residual Certificates are not securities and cannot be marked to market pursuant to Section 475 of the Code (relating to the requirement that dealers in securities mark them to market). A REMIC Residual Certificate is a negative-value REMIC Residual Certificate if on the date the dealer acquires the REMIC Residual Certificate the present value of the anticipated tax liabilities associated with holding the REMIC Residual Certificate (net of the present value of the tax savings resulting from losses associated with holding the REMIC Residual Certificate) exceeds the present value of the expected future distributions on the REMIC Residual Certificate. Pursuant to the temporary regulations, the Commissioner has the authority to treat REMIC Residual Certificates which have the same economic effect as a negative-value REMIC Residual Certificate as not being a security for purposes of Section 475 of the Code. The anticipated and expected tax consequences and distributions are determined by taking into account events that have occurred through the date of acquisition, the Prepayment Assumption and reinvestment assumption adopted when the residual was created, and by taking account of required liquidations and required or permitted clean up calls. Moreover, proposed regulations provide that all REMIC Residual Certificates acquired on or after January 4, 1995 are not securities for purposes of Section 475 of the Code and cannot be marked to market pursuant to Section 475 of the Code.


TRANSFERS OF REMIC RESIDUAL CERTIFICATES

         Tax on Disposition of REMIC Residual Certificates. The sale of a REMIC Residual Certificate by a holder will result in gain or loss equal to the difference between the amount realized on the sale and the adjusted basis of the REMIC Residual Certificate.

         If the seller of a REMIC Residual Certificate held the REMIC Residual Certificate as a capital asset, the gain or loss generally will be capital gain or loss. However, under Code Section 582(c), the sale of a REMIC Residual Certificate by certain banks and other financial institutions will be considered a sale of property other than a capital asset, resulting in ordinary income or loss. Although the tax treatment with respect to a REMIC Residual Certificate that has unrecovered basis after all funds of the Trust Fund have been distributed is unclear, the holder presumably would be entitled to claim a loss in the amount of the unrecovered basis.

         The Code provides that, except as provided in Treasury regulations (which have not yet been issued), if a holder sells a REMIC Residual Certificate and acquires the same or other REMIC Residual Certificates, residual interests in another REMIC, or any similar interests in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the seller on the sale generally will not be currently deductible.

         A tax is imposed on the transfer of any residual interest in a REMIC to a "disqualified organization." The tax is imposed on the transferor, or, where the transfer is made through an agent of the disqualified organization, on the agent. "Disqualified organizations" include for this purpose the United States, any State or political subdivision thereof, any foreign government, any international organization or agency or instrumentality of the foregoing (with an exception for certain taxable instrumentalities of the United States, of a State or of a political subdivision thereof), any rural electrical and telephone cooperative, and any tax-exempt entity (other than certain farmers' cooperatives) not subject to the tax on unrelated business income.


         The amount of tax to be paid by the transferor on a transfer to a disqualified organization is equal to the present value of the total anticipated excess inclusions for periods after such transfer with respect to the interest transferred multiplied by the highest corporate rate of tax. The transferor (or agent, as the case may be) will be relieved of liability so long as the transferee furnishes an affidavit that it is not a disqualified organization and the transferor or agent does not have actual knowledge that the affidavit is false. Under the REMIC Regulations, an affidavit will be sufficient if the transferee furnishes (A) a social security number, and states under penalties of perjury that the social security number is that of the transferee, or (B) a statement under penalties of perjury that it is not a disqualified organization.


         Treatment of Payments to a Transferee in Consideration of Transfer of a REMIC Residual Certificate. The federal income tax consequences of any consideration paid to a transferee on a transfer of an interest in a REMIC Residual Certificate are unclear. The preamble to the REMIC Regulations indicates that the Internal Revenue Service is considering the tax treatment of these types of residual interests. A transferee of such an interest should consult its own tax advisors.


         Restrictions on Transfer; Holding by Pass-Through Entities.
 An entity or segregated pool of assets cannot qualify as a REMIC absent reasonable arrangements designed to ensure that (1) residual interests in such entity or segregated pool are not held by disqualified organizations and (2) information necessary to calculate the tax due on transfers to disqualified organizations (i.e., a computation of the present value of the excess inclusions) is made available by the REMIC. The governing instruments of a Trust Fund will contain provisions designed to ensure the foregoing, and any transferee of a REMIC Residual Certificate must execute and deliver an affidavit stating that neither the transferee nor any person for whose account such transferee is acquiring the REMIC Residual Certificate is a disqualified organization. In addition, as to the requirement that reasonable arrangements be made to ensure that disqualified organizations do not hold a residual interest in the REMIC, the REMIC Regulations require that notice of the prohibition be provided either through a legend on the certificate that evidences ownership, or through a conspicuous statement in the prospectus or other offering document used to offer the residual interest for sale. As to the requirement that sufficient information be made available to calculate the tax on transfers to disqualified organizations (or the tax, discussed below, on pass-through entities, interests in which are held by disqualified organizations), the REMIC Regulations further require that such information also be provided to the Internal Revenue Service.


         A tax is imposed on "pass-through entities" holding residual interests where a disqualified organization is a record holder of an interest in the pass-through entity. "Pass-through entity" is defined for this purpose to include RICs, REITs, common trust funds, partnerships, trusts, estates, and subchapter T cooperatives. Except as provided in regulations, nominees holding interests in a "pass-through entity" for another person will also be treated as "pass-through entities" for this purpose. The tax is equal to the amount of excess inclusions allocable to the disqualified organization for the taxable year multiplied by the highest corporate rate of tax, and is deductible by the "pass-through entity" against the gross amount of ordinary income of the entity.

         The Agreement provides that any attempted transfer of a beneficial or record interest in a REMIC Residual Certificate will be null and void unless the proposed transferee provides to the Trustee an affidavit that such transferee is not a disqualified organization.


         Legislation has been introduced in Congress which would provide that certain partnerships having a large number of partners will be treated as disqualified organizations for purposes of the tax imposed on pass-through entities if such partnerships hold residual interests in a REMIC. When applicable, the legislation would disallow 70 percent of large partnership's miscellaneous itemized deductions, including deductions for servicing and guaranty fees and any expenses of the REMIC, although the remaining deductions would not be subject to the 2 percent floor applicable to individual partners. See "Deductibility of Trust Fund Expenses" below. No prediction can be made regarding whether such legislation or similar legislation will be enacted or, if enacted, what the ultimate effective date will be.


          The REMIC Regulations provide that a transfer of a "noneconomic residual interest" will be disregarded for all federal income tax purposes unless impeding the assessment or collection of tax was not a significant purpose of the transfer. A residual interest will be treated as a "noneconomic residual interest" unless, at the time of the transfer (1) the present value of the expected future distributions on the residual interest at least equals the product of (x) the present value of all anticipated excess inclusions with respect to the residual interest and (y) the highest corporate tax rate, currently 35 percent, and (2) the transferor reasonably expects that for each anticipated excess inclusion, the transferee will receive distributions from the REMIC, at or after the time at which taxes on such excess inclusion accrue, sufficient to pay the taxes thereon. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor will be presumed not to have improper knowledge if (i) the transferor conducts, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they came due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, and (ii) the transferee represents to the transferor that (A) the transferee understands that it might incur tax liabilities in excess of any cash received with respect to the residual interest and (B) the transferee intends to pay the taxes associated with owning the residual interest as they come due. Any transferee of a REMIC Residual Certificate must execute and deliver to the transferor an affidavit containing the representations described in (ii) above. A different formulation of this rule applies to transfers of REMIC Residual Certificates by or to foreign transferees. See "Foreign Investors" below.

DEDUCTIBILITY OF TRUST FUND EXPENSES


         A holder that is an individual, estate or trust will be subject to the limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such deductions, in the aggregate, do not exceed two percent of the holder's adjusted gross income, and such holder may not be able to deduct such fees and expenses to any extent in computing such holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the "applicable amount" ($100,000 (or $50,000 in the case of a separate return by a married individual), adjusted for changes in the cost of living subsequent to 1990) will be reduced by the lesser of (i) 3 percent of the excess of adjusted gross income over the applicable amount, or
(ii) 80 percent of the amount of itemized deductions otherwise allowable for such taxable year. Such deductions will include servicing, guarantee, and administrative fees paid to the servicer of the Mortgage Loans. These deductions will be allocated entirely to the holders of the REMIC Residual Certificates in the case of REMIC Trust Funds with multiple classes of REMIC Regular Certificates that do not pay their principal amounts ratably. As a result, the REMIC will report additional taxable income to holders of REMIC Residual Certificates in an amount equal to their allocable share of such deductions, and individuals, estates, or trusts holding an interest in such REMIC Residual Certificates may have taxable income in excess of the cash received. In the case of a "single-class REMIC," the expenses will be allocated, under Treasury regulations, among the holders of the REMIC Regular Certificates and the REMIC Residual Certificates on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In the case of a holder of a REMIC Regular Certificate who is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts), the deductibility of such expenses will be subject to the limitations described above. The reduction or disallowance of these deductions may have a significant impact on the yield of REMIC Regular Certificates to such a holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single-class REMIC rules.


FOREIGN INVESTORS

         REMIC Regular Certificates. Except as discussed below, a holder of a REMIC Regular Certificate who is not a "United States person" (as defined below) generally will not be subject to United States income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that (i) the holder complies to the extent necessary with certain identification requirements, including timely delivery of a statement, signed by the holder of the REMIC Regular Certificate under penalties of perjury, certifying that the holder of the REMIC Regular Certificate is not a United States person and providing the name and address of the holder, (ii) the holder is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B), which could be interpreted to apply to a holder of a REMIC Regular Certificate who holds a direct or indirect 10 percent interest in the REMIC Residual Certificates, (iii) the holder is not a "controlled foreign corporation" (as defined in the Code) related to the REMIC or related to a 10 percent holder of a residual interest in the REMIC, and (iv) the holder is not engaged in a United States trade or business, or otherwise subject to federal income tax as a result of any direct or indirect connection to the United States other than through its ownership of a REMIC Regular Certificate. For these purposes, the term "United States person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust whose income is includable in gross income for United States federal income taxation regardless of its source.

          REMIC Residual Certificates. The Conference Report to the Tax Reform Act of 1986 states that amounts paid to foreign persons with respect to residual interests should be considered interest for purposes of the withholding rules. Interest paid to a foreign person which is not effectively connected with a trade or business of the foreign person in the United States is subject to a 30% withholding tax. The withholding tax on interest does not apply, however, to "portfolio interest" (if certain certifications as to beneficial ownership are made, as discussed above under "Foreign Investors--Regular Certificates") or to the extent a tax treaty reduces or eliminates the tax. Treasury regulations provide that amounts paid with respect to residual interests qualify as portfolio interest only if interest on the qualified mortgages held by the REMIC qualifies as portfolio interest. Generally, interest on Mortgage Loans held by a Trust Fund will not qualify as portfolio interest, although interest on the Private Mortgage-Backed Securities, other pass-through certificates, or REMIC regular interests held by a Trust Fund may qualify. In any case, a holder of a REMIC Residual Certificate will not be entitled to the portfolio interest exception from the 30% withholding tax (or to any treaty exemption or rate reduction) for that portion of a payment that constitutes excess inclusions. Generally, the withholding tax will be imposed when REMIC gross income is paid or distributed to the holder of a residual interest or there is a disposition of the residual interest.

         The REMIC Regulations provide that a transfer of a REMIC Residual Certificate to a foreign transferee will be disregarded for all federal income tax purposes if the transfer has "tax avoidance potential." A transfer to a foreign transferee will be considered to have tax avoidance potential unless at the time of the transfer, the transferor reasonably expects that (1) the future distributions on the REMIC Residual Certificate will equal at least 30 percent of the anticipated excess inclusions and (2) such amounts will be distributed at or after the time at which the excess inclusion accrues, but not later than the close of the calendar year following the calendar year of accrual. A safe harbor in the REMIC Regulations provides that the reasonable expectation requirement will be satisfied if the above test would be met at all assumed prepayment rates for the Mortgage Loans from 50 percent of the Prepayment Assumption to 200 percent of the Prepayment Assumption. A transfer by a foreign transferor to a domestic transferee will likewise be disregarded under the REMIC Regulations if the transfer would have the effect of allowing the foreign transferor to avoid the tax on accrued excess inclusions.

BACKUP WITHHOLDING

         Distributions made on the REMIC Certificates and proceeds from the sale of REMIC Certificates to or through certain brokers may be subject to a "backup" withholding tax of 31 percent of "reportable payments" (including interest accruals, original issue discount, and, under certain circumstances, distributions in reduction of principal amount) unless, in general, the holder of the REMIC Certificate complies with certain procedures or is an exempt recipient. Any amounts so withheld from distributions on the REMIC Certificates would be refundable by the Internal Revenue Service or allowable as a credit against the holder's federal income tax.

REMIC ADMINISTRATIVE MATTERS

         The federal information returns for a Trust Fund (Form 1066 and Schedules Q thereto) must be filed as if the Trust Fund were a partnership for federal income tax purposes. Information on Schedule Q must be provided to holders of REMIC Residual Certificates with respect to every calendar quarter. Each holder of a REMIC Residual Certificate will be required to treat items on its federal income tax returns consistently with their treatment on the Trust Fund's information returns unless the holder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from an incorrect schedule received from the Trust Fund. The Trust Fund also will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC taxable income by the Internal Revenue Service. Holders of REMIC Residual Certificates will have certain rights and obligations with respect to any administrative or judicial proceedings involving the Internal Revenue Service. Under the Code and Regulations, a REMIC generally is required to designate a tax matters person. Generally, subject to various limitations, the tax matters person has authority to act on behalf of the REMIC and the holders of the REMIC Residual Certificates in connection with administrative determinations and judicial review respecting returns of taxable income of the REMIC. Treasury regulations exempt from certain of these procedural rules REMICs having no more than one residual interest holder.

         Unless otherwise indicated in the Prospectus Supplement, and to the extent allowable, the Depositor or its designee will act as the tax matters person for each REMIC. Each holder of a REMIC Residual Certificate, by the acceptance of its interest in the REMIC Residual Certificate, agrees that the Depositor or its designee will act as the holder's fiduciary in the performance of any duties required of the holder in the event that the holder is the tax matters person.

NON-REMIC CERTIFICATES


         The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is not made.



         Tax Status of the Trust Fund. Upon the issuance of each Series of Non-REMIC Certificates, Stroock & Stroock & Lavan, counsel to the Depositor, will deliver its opinion to the effect that, under then current law, assuming compliance with the Agreement, the related Trust Fund will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation or a taxable mortgage pool. Accordingly, each holder of a Non-REMIC Certificate will be treated for federal income tax purposes as the owner of an undivided interest in the Mortgage Loans included in the Trust Fund. As further described below, each holder of a Non-REMIC Certificate therefore must report on its federal income tax return the gross income from the portion of the Mortgage Loans that is allocable to such Non-REMIC Certificate and may deduct the portion of the expenses incurred by the Trust Fund that is allocable to such Non-REMIC Certificate, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Mortgage Loans and received directly its share of the payments on the Mortgage Loans and incurred directly its share of expenses incurred by the Trust Fund when those amounts are received or incurred by the Trust Fund.



         A holder of a Non-REMIC Certificate that is an individual, estate, or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the holder's other miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. Moreover, a holder of a Non-REMIC Certificate that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceed the "applicable amount" ($100,000 (or $50,000 in the case of a separate return by a married individual), adjusted for changes in the cost of living subsequent to 1990) will be reduced by the lesser of (i) 3 percent of the excess of adjusted gross income over the applicable amount, or (ii) 80 percent of the amount of itemized deductions otherwise allowable for such taxable year. Such deductions will include servicing, guarantee and administrative fees paid to the servicer of the Mortgage Loans. As a result, individuals, estates, or trusts holding Non-REMIC Certificates may have taxable income in excess of the cash received.

         Status of the Non-REMIC Certificates as Real Property Loans. The Non-REMIC Certificates representing interests in Mortgage Loans generally will be "qualifying real property loans" within the meaning of Section 593(d) of the Code and "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and the Non-REMIC Certificates representing interests in Mortgage Loans other than Commercial Mortgage Loans generally will be "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. Interest income on the Non-REMIC Certificates generally will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. However, the Non-REMIC Certificates may not be qualifying assets or income under any of the foregoing sections of the Code to the extent that the Trust Fund's assets include buydown funds, Reserve Accounts, or payments on mortgages held pending distribution to Certificateholders.

         Taxation of Non-REMIC Certificates Under Stripped Bond Rules. The federal income tax treatment of the Non-REMIC Certificates will depend on whether they are subject to the rules of section 1286 of the Code (the "stripped bond rules"). The Non-REMIC Certificates will be subject to those rules if stripped interest-only Certificates are issued. In addition, whether or not stripped interest-only Certificates are issued, the stripped bond rules will apply if a servicer's servicing fee, or other amounts, if any, paid to (or retained by) a servicer or its affiliates, as specified in the applicable Prospectus Supplement, represent greater than an arm's length consideration for servicing the Mortgage Loans. In Revenue Ruling 91-46, the Internal Revenue Service concluded that retained interest in excess of reasonable compensation for servicing is treated as a "stripped coupon" under the rules of Code Section 1286.

         If interest retained for a servicer's servicing fee or other interest is treated as a "stripped coupon," the Non-REMIC Certificates will either be subject to the original discount rules or the market discount rules. A holder of a Non-REMIC Certificate will account for any discount on the Non-REMIC Certificate (other than an interest treated as a "stripped coupon") as market discount rather than original issue discount if either (i) the amount of original issue discount with respect to the Non-REMIC Certificate was treated as zero under the original issue discount de minimis rule when the Non-REMIC Certificate was stripped or (ii) no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) is stripped off from the Mortgage Loans. If neither of the above exceptions applies, the original issue discount rules will apply to the Non-REMIC Certificates. See "REMIC Regular Interests -- Current Income on REMIC Regular Interests
 -- Original Issue Discount and  -- Market Discount" above.

         If the original issue discount rules apply, the holder of a Non-REMIC Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from the Non-REMIC Certificate in each taxable year equal to the income that accrues on the Non-REMIC Certificate in that year calculated under a constant yield method based on the yield of the Non-REMIC Certificate (or, possibly, the yield of each Mortgage Loan underlying such Non-REMIC Certificate) to such holder. Such yield would be computed at the rate that, if used in discounting the holder's share of the payments on the Mortgage Loans, would cause the present value of those payments to equal the price at which the holder purchased the Non-REMIC Certificate. With respect to certain categories of debt instruments, Section 1272(a)(6) of the Code requires that original issue discount be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. It is unclear whether such regulations would apply this rule to the Non-REMIC Certificates, whether Section 1272(a)(6) might apply to the Non-REMIC Certificates in the absence of such regulations, or whether the Internal Revenue Service could require use of a reasonable prepayment assumption based on other tax law principles. If required to report interest income on the Non-REMIC Certificates to the Internal Revenue Service under the stripped bond rules, it is anticipated that the Trustee will calculate the yield of the Non-REMIC Certificates based on a representative initial offering price of the Non-REMIC Certificates and a reasonable assumed rate of prepayment of the Mortgage Loans (although such yield may differ from the yield to any particular holder that would be used in calculating the interest income of such holder). The Prospectus Supplement for each series of Non-REMIC Certificates will describe the prepayment assumption that will be used for this purpose, but no representation is made that the Mortgage Loans will prepay at that rate or at any other rate.


         In the case of a Non-REMIC Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to the Non-REMIC Certificate, the use of a reasonable prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Non-REMIC Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

         If a Mortgage Loan is prepaid in full, the holder of a Non-REMIC Certificate acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Non-REMIC Certificate and the portion of the adjusted basis of the Non-REMIC Certificate (see "Sales of Non-REMIC Certificates" below) that is allocable to the Mortgage Loan.


         Non-REMIC Certificates of certain Series ("Variable Rate Non-REMIC Certificates") may provide for a Pass-Through Rate based on the weighted average of the interest rates of the Mortgage Loans held by the Trust Fund, which interest rates may be fixed or may vary based on an index. In the case of a Variable Rate Non-REMIC Certificate that is subject to the original issue discount rules, the daily portions of original issue discount will be calculated in the same manner as discussed above except the principles discussed in "REMIC Regular Certificates -- Current Income on REMIC Regular Certificates --Original Issue Discount -- Variable Rate REMIC Regular Certificates" will be applied.


         Taxation of Non-REMIC Certificates If Stripped Bond Rules Do Not Apply. If the stripped bond rules do not apply to a Non-REMIC Certificate, then the holder will be required to include in income its share of the interest payments on the Mortgage Loans in accordance with its tax accounting method. In addition, if the holder purchased the Non-REMIC Certificate at a discount or premium, the holder will be required to account for such discount or premium in the manner described below, as if it had purchased the Mortgage Loans directly. The treatment of any discount will depend on whether the discount with respect to the Mortgage Loans is original issue discount as defined in the Code and, in the case of discount other than original issue discount, whether such other discount exceeds a de minimis amount. In the case of original issue discount, the holder (whether a cash or accrual method taxpayer) will be required to report as additional interest income in each month the portion of such discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of original issue discount to be accrued in each month, if any, will be significant relative to the interest paid currently on the Mortgage Loans. However, original issue discount could arise with respect to a Mortgage Loan ("ARM") that provides for interest at a rate equal to the sum of an index of market interest rates and a fixed number. The original issue discount for ARMs will be determined under the principles discussed in "REMIC Regular Certificates -- Current Income on REMIC Regular Certificates -- Original Issue Discount -- Variable Rate REMIC Regular Certificates."

         If discount on the Mortgage Loans other than original issue discount exceeds a de minimis amount (described below), the holder will also generally be required to include in income in each month the amount of such discount accrued through such month and not previously included in income, but limited, with respect to the portion of such discount allocable to any Mortgage Loan, to the amount of principal on such Mortgage Loan received by the Trust Fund in that month. Because the Mortgage Loans will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower (and, under certain circumstances, faster) than the rate at which such discount accrues (and therefore at a rate not significantly slower than the rate at which such discount would be included in income if it were original issue discount). The holder may elect to accrue such discount under a constant yield method based on the yield of the Non-REMIC Certificate to such holder. In the absence of such an election, it may be necessary to accrue such discount under a more rapid straight-line method. Under the de minimis rule, market discount with respect to a Non-REMIC Certificate will be considered to be zero if it is less than the product of (i) 0.25% of the principal amount of the Mortgage Loans allocable to the Non-REMIC Certificate and (ii) the weighted average life (determined using complete years) of the Mortgage Loans remaining at the time of purchase of the Non-REMIC Certificate. See "REMIC Regular Certificates -- Current Income on REMIC Regular Certificates --Market Discount."

         If a holder purchases a Non-REMIC Certificate at a premium, such holder may elect under Section 171 of the Code to amortize, as an offset to interest income, the portion of such premium that is allocable to a Mortgage Loan under a constant yield method based on the yield of the Mortgage Loan to such holder, provided that such Mortgage Loan was originated after September 27, 1985.
 Premium allocable to a Mortgage Loan originated on or before that date should be allocated among the principal payments on the Mortgage Loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

         It is not clear whether the foregoing adjustments for discount or premium would be made based on the scheduled payments on the Mortgage Loans or taking account of a reasonable prepayment assumption.

         If a Mortgage Loan is prepaid in full, the holder of a Non-REMIC Certificate acquired at a discount or premium will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Non-REMIC Certificate and the portion of the adjusted basis of the Non-REMIC Certificate (see "Sales of Non-REMIC Certificates" below) that is allocable to the Mortgage Loan.

         Sales of Non-REMIC Certificates. A holder that sells a Non-REMIC Certificate will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Non-REMIC Certificate. In general, such adjusted basis will equal the holder's cost for the Non-REMIC Certificate, increased by the amount of any income previously reported with respect to the Non-REMIC Certificate and decreased by the amount of any losses previously reported with respect to the Non-REMIC Certificate and the amount of any distributions received thereon. Any such gain or loss generally will be capital gain or loss if the assets underlying the Non-REMIC Certificate were held as capital assets, except that, for a Non-REMIC Certificate to which the stripped bond rules do not apply and that was acquired with more than a de minimis amount of discount other than original issue discount (see "Taxation of Non-REMIC Certificates if Stripped Bond Rules Do Not Apply" above), such gain will be treated as ordinary interest income to the extent of the portion of such discount that accrued during the period in which the seller held the Non-REMIC Certificate and that was not previously included in income.

         Foreign Investors. A holder of a Non-REMIC Certificate who is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States other than its ownership of a Non-REMIC Certificate will not be subject to United States income or withholding tax in respect of payments of interest or original issue discount on a Non-REMIC Certificate to the extent attributable to Mortgage Loans that were originated after July 18, 1984, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the holder of the Non-REMIC Certificate under penalties of perjury, certifying that such holder is not a United States person and providing the name and address of such holder). Interest or original issue discount on a Non-REMIC Certificate attributable to Mortgage Loans that were originated prior to July 19, 1984 will be subject to a 30% withholding tax (unless such tax is reduced or eliminated by an applicable tax treaty). For these purposes, the term "United States person" means a citizen or a resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

TAXABLE MORTGAGE POOLS


         Effective January 1, 1992, certain entities classified as "taxable mortgage pools" are subject to corporate level tax on their net income. A "taxable mortgage pool" is generally defined as an entity that meets the following requirements: (i) the entity is not a REMIC, (ii) substantially all of the assets of the entity are debt obligations, and more than 50 percent of such debt obligations consists of real estate mortgages (or interests therein), (iii) the entity is the obligor under debt obligations with two or more maturities, and (iv) payments on the debt obligations on which the entity is the obligor bear a relationship to the payments on the debt obligations which the entity holds as assets. With respect to requirement (iii), the Code authorizes the Internal Revenue Service to provide by regulations that equity interests may be treated as debt for purposes of determining whether there are two or more maturities. If a Series of Non-REMIC Certificates were treated as obligations of a taxable mortgage pool, the Trust Fund would be ineligible to file consolidated returns with any other corporation and could be liable for corporate tax. Treasury regulations do not provide for the recharacterization of equity as debt for purposes of determining whether an entity has issued debt with two maturities, except in the case of transactions structured to avoid the taxable mortgage pool rules.



                              ERISA CONSIDERATIONS

         A fiduciary of a pension, profit-sharing, retirement or other employee benefit plan subject to Title I of ERISA, should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Certificates. Accordingly, pursuant to Section 404 of ERISA, such fiduciary should consider among other factors (i) whether the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) whether the investment satisfies the applicable diversification requirements; (iii) whether the investment is in accordance with the documents and instruments governing the plan; and (iv) whether the investment is prudent, considering the nature of the investment. Fiduciaries of plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

         In addition, benefit plans subject to ERISA, as well as individual retirement accounts or certain types of Keogh plans not subject to ERISA but subject to Section 4975 of the Code (each, a "Plan"), are prohibited from engaging in a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon such persons by Section 4975 of the Code. The Depositor, Bear Stearns, each Master Servicer, any Special Servicer, any Sub-Servicer, any Standby Servicer, any insurer of Mortgage Assets, and the Trustee and certain of their affiliates might be considered "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition, holding or disposition of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an exemption is available. Furthermore, if an investing Plan's assets were deemed to include an interest in the Mortgage Assets which constitute the Trust Fund and not merely an interest in the Certificates, the fiduciary investment standards of ERISA would apply to the Mortgage Assets and transactions occurring in the servicing of the Mortgage Assets might constitute prohibited transactions, unless an administrative exemption applies. Certain such exemptions which may be applicable to the acquisition and holding of the Certificates or to the servicing of the Mortgage Assets are noted below.

         In Department of Labor ("DOL") Regulation 29 C.F.R. Section 2510.3-101, the U.S. Department of Labor has defined what constitutes Plan assets for purposes of ERISA and Section 4975 of the Code. The Regulation provides that if a Plan makes an investment in an "equity interest" in an entity, the assets of the entity will be considered the assets of such Plan unless certain exceptions apply. The Seller can give no assurance that the Certificates will qualify for any of the exceptions under the Regulation. As a result, the Mortgage Assets may be considered the assets of any Plan which acquires a Certificate, in which case transactions occurring in the servicing of the Mortgage Assets might constitute prohibited transactions, unless some administrative exemption is available.

         The U.S. Department of Labor has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which, under certain conditions, exempts from the application of the prohibited transaction rules of ERISA and the excise tax provisions of Section 4975 of the Code transactions involving a Plan in connection with the operation of a "mortgage pool" and the purchase, sale and holding of "mortgage pool pass-through certificates." A "mortgage pool" is defined as an investment pool, consisting solely of interest bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A "mortgage pool pass-through certificate" is defined as a certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the Mortgage Loans.

         For the exemption to apply, PTCE 83-1 requires that (i) the Seller and the Trustee maintain a system of insurance or other protection for the Mortgage Loans and the property securing such Mortgage Loans, and for indemnifying holders of Certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of 1% of the aggregate principal balance of the Mortgage Loans, or 1% of the principal balance of the largest covered pooled Mortgage Loan; (ii) the Trustee may not be an affiliate of the Seller; and (iii) the payments made to and retained by the Seller in connection with the Trust Fund, together with all funds inuring to its benefit for administering the Trust Fund, represent no more than "adequate consideration" for selling the Mortgage Loans, plus reasonable compensation for services provided to the Trust Fund.

         In addition, PTCE 83-1 exempts the initial sale of Certificates to a Plan with respect to which the Seller, the Special Hazard Insurer, the Pool Insurer, the Master Servicer, or other servicer, or the Trustee is a party in interest if the Plan does not pay more than fair market value for such Certificate and the rights and interests evidenced by such Certificate are not subordinated to the rights and interests evidenced by other Certificates of the same pool. PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the Mortgage Pool, provided that any payments made to the Master Servicer in connection with the servicing of the Trust Fund are made in accordance with a binding agreement, copies of which must be made available to prospective investors.

         In the case of any Plan with respect to which the Seller, the Master Servicer, the Special Hazard Insurer, the Pool Insurer, or the Trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:
(i) the initial sale, exchange or transfer of Certificates is expressly approved by an independent fiduciary who has authority to manage and control those plan assets being invested in Certificates; (ii) the Plan pays no more for the Certificates than would be paid in an arm's length transaction; (iii) no investment management, advisory or underwriting fee, sale commission, or similar compensation is paid to the Seller with regard to the sale, exchange or transfer of Certificates to the Plan; (iv) the total value of the Certificates purchased by such Plan does not exceed 25% of the amount issued; and (v) at least 50% of the aggregate amount of Certificates is acquired by persons independent of the Seller, the Trustee, the Master Servicer, and the Special Hazard Insurer or Pool Insurer.

         Before purchasing Certificates, a fiduciary of a Plan should confirm that the Trust Fund is a "mortgage pool", that the Certificates constitute "mortgage pool pass-through certificates," and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates on behalf of a Plan.

         In addition to PTCE 83-1, the U.S. Department of Labor has issued an individual exemption, Prohibited Transaction Exemption 90-30 (the "Exemption"), to Bear, Stearns & Co. Inc., which is applicable to Certificates which meet its requirements whenever Bear, Stearns & Co. Inc. or its affiliate is the sole underwriter, manager or co-manager of an underwriting syndicate, or is the selling or placement agent. PTE 90-30 generally exempts certain transactions from the application of certain of the prohibited transaction provisions of ERISA and the Code provided that certain conditions set forth in PTE 90-30 are satisfied. The exempted transactions include certain transactions relating to the servicing and operation of investment trusts holding assets of the following general categories: single and multifamily residential or commercial mortgages, motor vehicle receivables, consumer or commercial receivables and guaranteed government mortgage pool certificates and the purchase, sale and holding of mortgage-backed or asset-backed pass-through certificates representing beneficial ownership interests in the assets of such investment trusts.

         PTE 90-30 sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by certain Plans must be on terms that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. Second, the rights and interests evidenced by the Certificates must not be subordinated to the rights and interests evidenced by other certificates of the same trust. Third, the Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Services Inc. ("National Credit Rating Agencies"). Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group" which consists of any underwriter as defined in PTE 90-30, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Standby Servicer and any other Servicer, any insurer of Mortgage Assets and any obligor with respect to obligations or receivables constituting more than 5% of the obligations or receivables as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by such underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the obligations or receivables to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, any Special Servicer, any Sub-Servicer, any Standby Servicer and any other servicer, must represent not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, (i) the investment pool consists only of assets of the type enumerated in the exemption and which have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools have been rated in one of the three highest generic rating categories by one of the National Credit Rating Agencies for at least one year prior to a Plan's acquisition of certificates; and (iii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of certificates. Finally, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. The Depositor assumes that only Plans which are accredited investors under the federal securities laws will be permitted to purchase the Certificates.

          If the general conditions of the PTE 90-30 are satisfied, such exemption may provide an exemption from the restrictions imposed by ERISA and the Code in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of the Certificates by Plans. However, no exemption is provided from the restrictions of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who is a fiduciary with respect to the assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group. In addition, PTE 90-30 can provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire Certificates of a Trust in which the fiduciary (or its affiliate) is an obligor with respect to obligations or receivables held in the trust provided that, among other requirements, (i) such fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations or receivables contained in the trust, (ii) a Plan's investment in each class of Certificates does not exceed 25% of the outstanding Certificates in the class,
(iii) after the Plan's acquisition of the Certificates, no more than 25% of the assets over which the fiduciary has investment authority are invested in Certificates of a trust containing assets which are sold or serviced by the same entity, and (iv) in the case of initial issuance (but not secondary market transactions), at least 50% of each class of Certificates, and at least 50% of the aggregate interests in the trust, is acquired by persons independent of the Restricted Group.

         Before purchasing a Certificate in reliance on any of these exemptions or any other exemption, a fiduciary of a Plan should itself confirm that requirements set forth in such exemption would be satisfied.

         One or more exemptions may be available, with respect to certain prohibited transactions to which neither PTCE 83-1 nor PTE 90-30 is applicable, depending in part upon the type of Plan fiduciary making the decision to acquire Certificates and the circumstances under which such decision is made, including, but not limited to PTCE 84-14 (regarding investments by a qualified professional asset manager (QPAM), PTCE 90-1 (regarding investments by insurance company pooled separate accounts) PTCE 91-38 (regarding investments by bank collective investments funds) and PTCE 84-14 (regarding investments by Plans whose assets are managed by "qualified professional asset managers"). However, even if the conditions specified in either of these exemptions are met, the scope of the relief provided by these exemptions might or might not cover all acts which might be construed as prohibited transactions.

         Any Plan fiduciary considering whether to purchase a Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

         Each Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to the related Certificates.


                                LEGAL INVESTMENT


         The Prospectus Supplement for each Series will identify those classes of Certificates, if any, which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Such classes will constitute "mortgage related securities" for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization (the "SMMEA Certificates"). As "mortgage related securities," the SMMEA Certificates will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 4, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation.

          SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with Certificates without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in Certificates, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the NCUA Letter to Credit Unions No. 96, as modified by Letter No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules which prohibit federal credit unions from investing in certain mortgage related securities, except under limited circumstances.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income-paying," and provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

         Investors should consult with their own legal advisors in determining whether, and to what extent, SMMEA Certificates constitute legal investments for such investors.

         Other classes of Certificates will not constitute "mortgage related securities" under the SMMEA (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Non-SMMEA Certificates will constitute legal investments for them.

         Except as to the status of SMMEA Certificates identified in the Prospectus Supplement for a Series as "mortgage related securities" under SMMEA, the Depositor will make no representation as to the proper characterization of the Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.


                             METHOD OF DISTRIBUTION

         The Certificates offered hereby and by the Prospectus Supplements will be offered in Series. The distribution of the Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Bear, Stearns & Co. Inc. ("Bear, Stearns"), an affiliate of the Depositor, acting as underwriter with other underwriters, if any, named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of the Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Certificates in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

         Alternatively, the Prospectus Supplement may specify that the Certificates will be distributed by Bear, Stearns acting as agent or in some cases as principal with respect to Certificates that it has previously purchased or agreed to purchase. If Bear, Stearns acts as agent in the sale of Certificates, Bear, Stearns will receive a selling commission with respect to each Series of Certificates, depending on market conditions, expressed as a percentage of the aggregate principal balance of the Certificates sold hereunder as of the Cut-off Date. The exact percentage for each Series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that Bear, Stearns elects to purchase Certificates as principal, Bear, Stearns may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Certificates of such Series.

         The Depositor will indemnify Bear, Stearns and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Bear, Stearns and any underwriters may be required to make in respect thereof.

         In the ordinary course of business, Bear, Stearns and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's Mortgage Loans pending the sale of such Mortgage Loans or interests therein, including the Certificates.

         The Depositor anticipates that the Certificates will be sold primarily to institutional investors. Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                  LEGAL MATTERS

         The legality of the Certificates of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004.

                              FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

         It is a condition to the issuance of the Certificates of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Prospectus Supplement.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates under certain scenarios might fail to recoup their underlying investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    GLOSSARY

         Unless the context indicates otherwise, the following terms shall have the meanings set forth on the page indicated below:

TERM                                                          PAGE




Accounts...............................................       38
ADA....................................................      111
Agency Securities......................................        1
Agreement..............................................        8
Applicant..............................................       44
ARM....................................................      141
Balloon Payments.......................................       14
Bankruptcy Code........................................       85
Basis Risk Shortfall...................................      112
Bear, Stearns..........................................      150
Buydown Funds..........................................       13
Cash Flow Investments..................................       42
Cede...................................................       45
CERCLA.................................................      107
Certificate Account....................................       37
Certificateholders.....................................       32
Certificate Register...................................       37
Certificates...........................................        1
Charter Act............................................       64
CMOs...................................................       20
Code...................................................       30
Collateral Value.......................................       54
Collection Account.....................................       37
Commercial Mortgage Loans..............................        1
Commercial Property....................................       12
Commission.............................................        4
Credit Enhancement.....................................       48
Cut-off Date...........................................       37
Definitive Certificates................................       46
Deleted Mortgage Loans.................................       56
Depositor..............................................        1
Disqualifying Condition................................      110
Distribution Date......................................        4
DOL....................................................      144
DTC....................................................       45
Environmental Condition................................      107
ERISA..................................................       33
Escrow Account.........................................       74
Events of Default......................................       81
Exchange Act...........................................        6
Excluded Plan..........................................      147
Exemption..............................................      146
FHA....................................................       12
FHA Insurance..........................................       27
FHA Loans..............................................       56
FHLMC..................................................        1
FHLMC Act..............................................       66
FHLMC Certificate Group...............................        66
FHLMC Certificates....................................        19
FHLMC Project Certificates............................        69
FNMA..................................................         1
FNMA Certificates.....................................        19
FNMA MBS..............................................        64
FNMA Project Issuers..................................        64
FNMA SMBS.............................................        64
Garn-St Germain Act...................................        95
GNMA..................................................         1
GNMA Certificates.....................................        19
GNMA Issuer...........................................        62
GNMA Project Certificates.............................        64
Guaranty Agreement....................................        62
Hazardous Materials...................................       109
Holders...............................................        37
Housing Act...........................................        56
HUD...................................................        56
Indirect Participants.................................        45
Insurance Proceeds....................................        38
L/C Bank..............................................        24
Lease.................................................         5
Lessee................................................         5
Liquidation Proceeds..................................        38
Loan-to-Value Ratio...................................        53
Lockout Periods.......................................        15
Lower Tier REMIC......................................       127
Master Servicer.......................................         2
Master Servicer Remittance Date.......................        39
Mortgage..............................................        54
Mortgage Assets.......................................         1
Mortgage Loan File....................................        55
Mortgage Loan Groups..................................        53
Mortgage Loans........................................         1
Mortgage Pool.........................................        11
Mortgage Rate.........................................        13
Mortgaged Properties..................................         4
Mortgagor.............................................        16
Multifamily Loans.....................................         1
National Credit Rating Agencies.......................       146
Non-REMIC Certificates................................        32
Non-SMMEA Certificates................................       150
Note..................................................        38
Objective Rate........................................       120
OID Regulations.......................................       114
Participants..........................................        45
Pass-Through Rate.....................................         4
Permitted Investments.................................        40
Plan(s)...............................................        33
Plan Asset Regulations................................        33
PMBS Agreement........................................        70
PMBS Issuer...........................................        21
PMBS Servicer.........................................        21
PMBS Trustee..........................................        22
Prepayment Assumption.................................       116
Prepayment Premium....................................        39
Presumed Single Qualified Floating Rate...............       120
Principal Prepayment..................................        39
Private Mortgage-Backed Securities....................         1
Property Protection Expenses..........................        39
PTCE 83-1.............................................       144
Rating Agency.........................................        26
Record Date...........................................        37
Refinance Loan........................................        54
REIT..................................................       129
Relief Act............................................        97
REMIC.................................................         3
REMIC Certificates....................................       112
REMIC Regular Certificates............................        30
REMIC Regulations.....................................       113
REMIC Residual Certificates...........................        30
REO Account...........................................        39
REO Property..........................................        38
Repurchase Price......................................        55
Reserve Account.......................................        25
Restricted Group......................................       146
Retained Interest.....................................        38
RICs..................................................       129
Seller ...............................................         1
Senior Certificates...................................         8
Series................................................         1
Simple Interest Loans.................................        13
SMMEA.................................................        29
SMMEA Certificates....................................       148
Specially Serviced Mortgage Loans.....................        73
Special Servicer......................................         2
Standby Servicer......................................         2
Subordinated Certificates.............................         8
Sub-Servicer..........................................        73
Substitute Mortgage Loans.............................        56
Tiered REMICs.........................................       114
Trustee...............................................         2
Trust Fund............................................         1
UCC...................................................        45
United States person..................................       135
VA Loans..............................................        61
Variable Rate Non-REMIC Certificates..................       140
Variable Rate REMIC Regular Certificate...............       119
Voting Rights.........................................        82
Yield Supplement Agreement............................       112

                                   PROSPECTUS



Prospectus Supplement ....................................................    4
Available Information ....................................................    4
Reports to Certificateholders.............................................    5
Incorporation of Certain Documents by Reference...........................    6
Summary of Terms .........................................................    7
Description of the Certificates...........................................   35
The Trust Fund ...........................................................   47
Use of Proceeds ..........................................................   72
The Depositor.............................................................   73
Servicing of the Mortgage Loans...........................................   73
Credit Enhancement .......................................................   82
Certain Legal Aspects of the
  Mortgage Loans and Leases...............................................   88
Certain Federal Income Tax Consequences ..................................  111
ERISA Considerations .....................................................  143
Legal Investment .........................................................  148
Method of Distribution ...................................................  150
Legal Matters ............................................................  151
Financial Information.....................................................  151
Rating....................................................................  152
Glossary..................................................................  153


                                                          (Back cover continued
                                                                 on next page)

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BSCMSI OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE CERTIFICATES OFFERED HEREBY NOR AN OFFER OF SUCH CERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE CERTIFICATES OFFERED HEREBY, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.




                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                       PAGE

Summary of Terms.........................................................S-6
Risk Factors.............................................................S-49
Description of the Certificates..........................................S-61
The Trust Fund...........................................................S-95
Servicing of the Mortgage Loans..........................................S-109
Yield, Prepayment and Maturity Considerations............................S-114
Use of Proceeds..........................................................S-121
Certain Federal Income Tax Consequences..................................S-121
ERISA Considerations.....................................................S-123
Restrictions on Purchase and Transfer of the
  Class A-R1 Certificates................................................S-126
Legal Investment Considerations..........................................S-126
Plan of Distribution.....................................................S-127
Certificate Ratings......................................................S-127
Legal Matters............................................................S-128
Index of Principal Definitions...........................................S-129
Mortgage Loan Exhibits...................................................S-133


                                                          (Back cover continued
                                                                 on next page)

                                 $--------------

                                  (APPROXIMATE)


                                  BEAR STEARNS
                       COMMERCIAL MORTGAGE SECURITIES INC.

                              MORTGAGE PASS-THROUGH
                                  CERTIFICATES
                                  SERIES 199_-_




                              PROSPECTUS SUPPLEMENT






                            BEAR, STEARNS & CO. INC.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.(1)

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions:


         SEC Registration Fee..................................      43,099.44


         Engraving Fees........................................      50,000.00


         Legal Fees and Expenses...............................     125,000.00
         Accounting Fees and Expenses..........................      17,000.00
         Trustee Fees and Expenses.............................      25,000.00
         Blue Sky Qualification Fees
          and Expenses.........................................      15,000.00
         Rating Agency Fees ...................................      25,000.00
         Miscellaneous ........................................      10,000.00
                                                                    ----------
         Total ................................................    $310,099.44


- ---------------
(1) All amounts are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a Series of Certificates in an aggregate principal amount assumed for these purposes to be one-eighth of the Certificates registered hereby. Accordingly, only one-eighth of the SEC Registration Fee paid upon the filing of this Registration Statement is included in the table above.



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under Section 7 of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

         The Registrant's By-laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         The Pooling and Servicing Agreements may provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements may provide further that, with the exemptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such Pooling and Servicing Agreements and the related Certificates, other than such expenses relating to particular Mortgage Loans.

ITEM 16.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements:

                  All financial statements, schedules and historical financial information of the Registrant have been omitted as they are not applicable.

         (b)      Exhibits:

                   1.1              Form of Underwriting Agreement*
                   4.1              Form of Pooling and Servicing Agreement*
                   5.1 Opinion of Stroock & Stroock & Lavan as to legality of the Certificates*
                   8.1 Opinion of Stroock & Stroock & Lavan as to certain tax matters (included in Exhibit 5.1)*
                  24.1 Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1 and 8.1 hereto)*
                  25.1              Powers of Attorney*

*        Previously filed.

ITEM 17.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)  to include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933;

                      (ii) to reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                     (iii) to include any material information with respect to
                  the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement.

         provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of May, 1996.


                                                    BEAR STEARNS COMMERCIAL
                                                    MORTGAGE SECURITIES INC.



                                                     BY:  /S/ RICHARD S. LANDAU
                                                         Richard S. Landau
                                                         President



Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on May 23, 1996:


         SIGNATURE                               TITLE

/S/ RICHARD S. LANDAU                    Director and President
    Richard S. Landau                    (Principal Executive Officer)

/S/ MICHAEL H. HELLENBRAND               Director and Vice President
    Michael H. Hellenbrand

/S/ WILLIAM J. MONTGORIS                 Secretary and Treasurer
    William J. Montgoris                 (Principal Accounting Officer
                                         and Principal Financial Officer)